                                                                EXHIBIT 10.2.1

                           LOAN AND SECURITY AGREEMENT

                             DATED NOVEMBER 25, 2002

                                     BETWEEN

              THE BORROWER OR BORROWERS LISTED ON SCHEDULE 1 HERETO
                                  AS BORROWERS

                                       AND

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    AS LENDER

                          -----------------------------

================================================================================

                                TABLE OF CONTENTS

                                                                                    PAGE
ARTICLE I DEFINITIONS ..........................................................      1

  Section 1.1    Certain Defined Terms .........................................      1
  Section 1.2    Accounting Terms ..............................................     25
  Section 1.3    Other Definitional Provisions .................................     25

ARTICLE II TERMS OF THE LOAN ...................................................     25

  Section 2.1    Loan ..........................................................     25
  Section 2.2    Interest ......................................................     26
  Section 2.3    Interest Rate Cap Agreement ...................................     27
  Section 2.4    Payments ......................................................     28
  Section 2.5    Maturity ......................................................     30
  Section 2.6    Prepayment ....................................................     32
  Section 2.7    Outstanding Balance ...........................................     33
  Section 2.8    Taxes .........................................................     33
  Section 2.9    Reasonableness of Charges .....................................     33
  Section 2.10   Funding Losses/Change in Law Etc ..............................     33
  Section 2.11   Servicing/Special Servicing ...................................     35

ARTICLE III CONDITIONS TO LOAN .................................................     35

  Section 3.1    Conditions to Funding of the Loan on the Closing Date .........     35

ARTICLE IV REPRESENTATIONS AND WARRANTIES ......................................     40

  Section 4.1    Organization, Powers, Capitalization, Good Standing, Business .     40
  Section 4.2    Authorization of Borrowing, etc. ..............................     41
  Section 4.3    Financial Statements ..........................................     41
  Section 4.4    Indebtedness and Contingent Obligations .......................     42
  Section 4.5    Title to the Properties .......................................     42
  Section 4.6    Zoning; Compliance with Laws ..................................     42
  Section 4.7    Leases; Agreements ............................................     43
  Section 4.8    Condition of the Properties ...................................     44
  Section 4.9    Litigation; Adverse Facts .....................................     44
  Section 4.10   Payment of Taxes ..............................................     45
  Section 4.11   Adverse Contracts .............................................     45
  Section 4.12   Performance of Agreements .....................................     45
  Section 4.13   Governmental Regulation .......................................     45
  Section 4.14   Employee Benefit Plans ........................................     45
  Section 4.15   Broker's Fees .................................................     45
  Section 4.16   Intentionally Deleted .........................................     45
  Section 4.17   Solvency ......................................................     45
  Section 4.18   Disclosure ....................................................     46

   Section 4.19    Use of Proceeds and Margin Security...................................     46
   Section 4.20    Insurance ............................................................     46
   Section 4.21    Separate Tax Lots ....................................................     46
   Section 4.22    Investments ..........................................................     46
   Section 4.23    Reserved .............................................................     47
   Section 4.24    Defaults .............................................................     47
   Section 4.25    No Plan Assets .......................................................     47
   Section 4.26    Governmental Plan ....................................................     47
   Section 4.27    Not Foreign Person ...................................................     47
   Section 4.28    No Collective Bargaining Agreements...................................     47
   Section 4.29    Mortgaged Condominium Documents.......................................     47
   Section 4.30    Ground Leases ........................................................     47

ARTICLE V COVENANTS OF BORROWER PARTIES..................................................     48

   Section 5.1    Financial Statements and Other Reports.................................     48
   Section 5.2    Existence; Qualification ..............................................     53
   Section 5.3    Payment of Impositions and Claims......................................     53
   Section 5.4    Maintenance of Insurance...............................................     54
   Section 5.5    Operation and Maintenance of the Properties; Casualty..................     58
   Section 5.6    Inspection ............................................................     61
   Section 5.7    O&M Plan ..............................................................     62
   Section 5.8    Intentionally Deleted .................................................     62
   Section 5.9    Compliance with Laws and Contractual Obligations.......................     62
   Section 5.10   Further Assurances ....................................................     62
   Section 5.11   Performance of Agreements and Leases...................................     62
   Section 5.12   Leases ................................................................     62
   Section 5.13   Management; Franchise Agreement .......................................     64
   Section 5.14   Material Agreements ...................................................     66
   Section 5.15   Deposits; Application of Receipts .....................................     66
   Section 5.16   Estoppel Certificates..................................................     66
   Section 5.17   Indebtedness...........................................................     67
   Section 5.18   No Liens...............................................................     67
   Section 5.19   Contingent Obligations ................................................     68
   Section 5.20   Restriction on Fundamental Changes.....................................     68
   Section 5.21   Transactions with Related Persons .....................................     68
   Section 5.22   Bankruptcy, Receivers, Similar Matters ................................     68
   Section 5.23   ERISA .................................................................     69
   Section 5.24   Press Release .........................................................     69
   Section 5.25   Ground Leases..........................................................     69
   Section 5.26   Mortgaged Condominium Property ........................................     73
   Section 5.27   Lender's Expenses .....................................................     75
   Section 5.28   Distributions .........................................................     75
   Section 5.29   Completion of Required Capital Improvements............................     75
   Section 5.30   Compliance with Plan of Reorganization.................................     75
   Section 5.31   Cancellation of Indebtedness; Settlement of Claims ....................     75

ARTICLE VI RESERVES.......................................................................    75

   Section 6.1   Security Interest in Reserves; Other Matters pertaining to Reserves......    75
   Section 6.2   Funds Deposited with Lender..............................................    76
   Section 6.3   Impositions and Insurance Reserve........................................    76
   Section 6.4   FF&E Reserve.............................................................    77
   Section 6.5   Capital Improvement Reserve; Required Capital Improvements ..............    77
   Section 6.6   Hazardous Materials Remediation Reserve .................................    78
   Section 6.7   Conditions to Disbursements from Hazardous Materials Remediation
                 Reserve and Capital Improvement Reserve; Performance of Work ............    78
   Section 6.8   Cash Trap Reserve........................................................    83

ARTICLE VII LOCK BOX; CLEARING ACCOUNT; CENTRAL ACCOUNT; CASH MANAGEMENT..................    84

   Section 7.1   Establishment of Deposit Account and Lock Box Account ...................    84
   Section 7.2   Application of Funds in Lock Box Account ................................    85
   Section 7.3   Application of Funds After Event of Default..............................    85

ARTICLE VIII DEFAULT, RIGHTS AND REMEDIES................................................     86

   Section 8.1   Event of Default.........................................................    86
   Section 8.2   Acceleration and Remedies................................................    88
   Section 8.3   Performance by Lender....................................................    90
   Section 8.4   Evidence of Compliance...................................................    90

ARTICLE IX SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS,
                 WARRANTIES AND COVENANTS.................................................    91

   Section 9.1   Applicable to all Primary Borrower Parties...............................    91
   Section 9.2   Applicable to Borrowers, General Partner and Member......................    93

ARTICLE X RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS...............................    94

   Section 10.1  Secondary Market Transactions Generally..................................    94
   Section 10.2  Cooperation; Limitations ................................................    95
   Section 10.3  Information..............................................................    95
   Section 10.4  Additional Provisions....................................................    97

ARTICLE XI RESTRICTIONS ON LIENS, TRANSFERS; ASSUMABILITY;
                 RELEASE OF PROPERTIES....................................................    97

   Section 11.1  Restrictions on Transfer and Encumbrance.................................    97
   Section 11.2  Transfers of Beneficial Interests in Borrowers...........................    97
   Section 11.3  Assumability.............................................................    98
   Section 11.4  Release of Properties ...................................................    99
   Section 11.5  Conversion/Release.......................................................   101
   Section 11.6  Sale of Building Equipment...............................................   102

   Section 11.7  Immaterial Transfers and Easements, etc..................................   102

ARTICLE XII RECOURSE; LIMITATIONS ON RECOURSE.............................................   103

   Section 12.1  Limitations on Recourse..................................................   103
   Section 12.2  Partial Recourse.........................................................   103
   Section 12.3  Miscellaneous............................................................   104

ARTICLE XIII WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES...............................   104

   Section 13.1  Waivers..................................................................   104

ARTICLE XIV MISCELLANEOUS.................................................................   106

   Section 14.1  Expenses and Attorneys' Fees.............................................   106
   Section 14.2  Indemnity................................................................   107
   Section 14.3  Amendments and Waivers...................................................   107
   Section 14.4  Retention of Borrowers' Documents........................................   107
   Section 14.5  Notices..................................................................   108
   Section 14.6  Survival of Warranties and Certain Agreements............................   109
   Section 14.7  Failure or Indulgence Not Waiver, Remedies Cumulative....................   109
   Section 14.8  Marshaling; Payments Set Aside ..........................................   109
   Section 14.9  Severability.............................................................   109
   Section 14.10 Headings ................................................................   110
   Section 14.11 APPLICABLE LAW...........................................................   110
   Section 14.12 Successors and Assigns...................................................   110
   Section 14.13 Sophisticated Parties, Reasonable Terms, No Fiduciary Relationship.......   110
   Section 14.14 Reasonableness of Determinations ........................................   111
   Section 14.15 Limitation of Liability .................................................   111
   Section 14.16 No Duty..................................................................   111
   Section 14.17 Entire Agreement.........................................................   111
   Section 14.18 Construction; Supremacy of Loan Agreement ...............................   111
   Section 14.19 Consent to Jurisdiction..................................................   112
   Section 14.20 Waiver of Jury Trial.....................................................   112
   Section 14.21 Counterparts; Effectiveness..............................................   113
   Section 14.22 Servicer.................................................................   113
   Section 14.23 Obligations of Borrower Parties..........................................   113
   Section 14.24 Additional Inspections; Reports..........................................   113

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A         -  Capital Improvement Plan
Exhibit B         -  Environmental Reports
Exhibit C         -  Franchise Agreements
Exhibit D         -  Allocated Loan Amount
Exhibit E         -  Management Agreements
Exhibit F         -  Properties
Exhibit G         -  Property Improvement Plan
Exhibit H         -  Ground Lessor Estoppels
Exhibit I         -  Acceptable Franchisors
Exhibit J         -  [Reserved]
Exhibit K         -  [Reserved]
Exhibit L         -  [Reserved]
Exhibit M         -  Property Condition Reports

Schedule 1        -  Borrowers
Schedule 3.1(A)   -  List of Loan Documents
Schedule 4.1(C)   -  Organizational Chart for Borrower Parties
Schedule 4.2      -  Consents
Schedule 4.4      -  Contingent Obligations
Schedule 4.5      -  Condemnation Proceedings
Schedule 4.6      -  Zoning
Schedule 4.7(B)   -  Rent Roll
Schedule 4.7(E)   -  Franchise Defaults
Schedule 4.9      -  Litigation
Schedule 4.14     -  ERISA Plans
Schedule 4.20     -  Insurance
Schedule 4.28     -  Collective Bargaining Agreements
Schedule 4.29     -  Mortgaged Condominium Property Documents
Schedule 4.30     -  Ground Lease Amendments
Schedule 5.1(D)   -  CapEx/FF&E Budget
Schedule 5.7      -  O&M Plans
Schedule 5.14     -  Material Agreements
Schedule 6.6      -  Environmental Work
Schedule 6.7      -  Reserve Funding Condition

                               List of Schedules

                           LOAN AND SECURITY AGREEMENT

                  This LOAN AND SECURITY AGREEMENT (this "LOAN AGREEMENT") is dated as of November 25, 2002 and entered into by and between THE BORROWER OR BORROWERS LISTED ON SCHEDULE 1 HERETO (collectively, "BORROWERS", and individually, each a "BORROWER"), and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER").

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers and Lender agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1 CERTAIN DEFINED TERMS. The terms defined below are used in this Loan Agreement as so defined. Terms defined in the preamble and recitals to this Loan Agreement are used in this Loan Agreement as so defined.

         "ACCEPTABLE FRANCHISOR" and "ACCEPTABLE FRANCHISE NAME" means the franchisors identified on EXHIBIT I.

         "ACCEPTABLE MANAGER" means Lodgian Management Corp. or any other Affiliate of the Borrowers and, upon receipt of a Rating Confirmation, another reputable hotel management company with at least five (5) years experience managing hotel properties similar to the Properties and which at the time of its engagement is managing at least 5,000 hotel rooms (exclusive of the Properties).

         "ACCEPTABLE REPLACEMENT CAP" has the meaning set forth in Section 2.3.

         "ACCOUNT COLLATERAL" means all of the Borrowers' right, title and interest in and to the Accounts, the Reserves, all monies and amounts which may from time to time be on deposit therein, all monies, checks, notes, instruments, documents, deposits, and credits from time to time in the possession of Lender representing or evidencing such Accounts and Reserves and all earnings and investments held therein and proceeds thereof.

         "ACCOUNTS" means, collectively, the Deposit Account, the FF&E Reserve, any Loss Proceeds Account, the Lock Box Account, the Sub-Accounts thereof and any other accounts pledged to Lender pursuant to this Loan Agreement or any other Loan Document.

         "AFFILIATE" means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding fifty percent (50%) or more of any equity interest in the first Person; or (iii) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. In addition, the Affiliates of each Borrower Party include, without limitation, all other Borrower Parties, irrespective of whether they now or hereafter satisfy the foregoing criteria. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Where expressions such as "[name of party] or any Affiliate" are used, the same shall refer to the named party and any Affiliate of the named party. Further, the Affiliates of any Person that is an entity shall include all natural persons who are officers, agents, directors, members, partners, or employees of the entity Person.

         "AGGREGATE ALLOCATED LOAN AMOUNT" shall mean the aggregate portion of the Mezzanine Loan and the Loan allocated to each Property as set forth on EXHIBIT D.

         "AGGREGATE OUTSTANDING PRINCIPAL BALANCE" means, at the time of determination, the aggregate outstanding principal balance of the Mezzanine Loan and the Loan.

         "ALLOCATED LOAN AMOUNT" shall mean the portion of the Loan allocated to each Property as set forth on EXHIBIT D.

         "AMORTIZATION DEFICIENCY" shall mean, as of the date of determination,
(x) the aggregate of all monthly Scheduled Mortgage Principal Payments through the date of determination minus (y) the actual principal payments made to Lender pursuant to Section 2.4(A)(ii) and Section 2.4(A)(iv) of this Loan Agreement through the date immediately preceding the date of determination.

         "APPLICABLE SPREAD" means 2.2442%.

         "APPROVED ACCOUNTING FIRM" means Ernst and Young,
PricewaterhouseCoopers, Deloitte & Touche or KPMG Peat Marwick or any successor entity.

         "APPROVED CAPITAL IMPROVEMENT EXPENDITURES" has the meaning set forth in Section 6.7.

         "APPROVED ENVIRONMENTAL EXPENDITURES" has the meaning set forth in
Section 6.7.

         "APPROVED EXPENDITURES" has the meaning set forth in Section 6.7.

         "ARCHITECT" has the meaning set forth in Section 5.5.

         "ASSIGNMENT OF RATE CAP" means that certain Collateral Assignment of Interest Rate Protection Agreement of even date herewith from the Borrowers to Lender, constituting an assignment of the Cap and proceeds therefrom as Collateral for the Loan, as same may be amended or modified from time to time.

         "ASSIGNMENTS OF LEASES" means, collectively, the Assignments of Leases and Rents of even date herewith from each of the Borrowers to Lender, constituting assignments of each Borrower's right, title and interest in the Leases and proceeds therefrom for each of their respective Properties as Collateral for the Loan, as same may be amended or modified from time to time.

         "ASSIGNMENTS OF MANAGEMENT AGREEMENTS" means, collectively, those certain Conditional Assignments of Management Hotel Agreements of even date herewith executed by each of the Borrowers and the applicable Manager, constituting an assignment of each Management Agreement as collateral for the Loan, as same may be amended or modified from time to time.

         "ASSUMPTION" has the meaning set forth in Section 11.3.

         "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

         "BEVERAGE COMPANY" shall mean any Person (other than any of the Borrowers) holding, or entitled to any proceeds from, any liquor license or other beverage permit for the sale of alcoholic beverages at any Property.

         "BOARD OF MANAGERS" means the board of managers, or similar governing entity, established for the governance of the condominium association established pursuant to the terms of the Mortgaged Condominium Property Documents.

         "BORROWER" and "BORROWERS" have the meanings set forth in the preamble; provided that, following a Release, "BORROWERS" shall mean each of the Borrowers remaining as a party to the Loan Documents, and whose Properties remain encumbered by the Deeds of Trust as Collateral for the Loan and "BORROWER" shall mean any of such remaining parties.

         "BORROWER PARTY" and "BORROWER PARTIES" means, individually or collectively, the Borrowers, General Partner, Member and Guarantor.

         "BORROWER PARTY SECRETARY" has the meaning set forth in Section 3.1.

         "BUSINESS DAY" means any day excluding (i) Saturday, (ii) Sunday, (iii) any day which is a legal holiday under the laws of the State of New York, the state or states where the servicing offices of the Servicer, and, if the Loan becomes a "specially serviced mortgage loan" pursuant to the terms of any trust and servicing agreement entered into in connection with any Securitization backed in whole or in part by the Loan, the special servicer, are located or the state in which the corporate trust office of the trustee in connection with any such Securitization is located, and (iv) any day on which banking institutions located in such state are generally not open for the conduct of regular business.

         "CALCULATION DATE means (x) prior to the occurrence of a Cash Trap Event, the last day of each calendar quarter, and (y) during the continuance of a Cash Trap Event, the last day of each calendar month.

         "CAP" has the meaning set forth in Section 2.3.

         "CAPEX/FF&E BUDGET" means the expenditures for Replacements and other expenditures for FF&E and Capital Expenditures set forth in an annual budget approved by Lender in writing (such approval not to be unreasonably withheld or delayed as long as the budget is consistent with the form of the CapEx/FF&E Budget provided to Lender prior to Closing), covering the planned FF&E expenditures and Capital Expenditures for the period covered by such budget, as same may be amended pursuant to Section 5.1 (D) hereof.

         "CAPITAL EXPENDITURES" means expenditures for Capital Improvements.

         "CAPITAL IMPROVEMENTS" means capital improvements, repairs or alterations, furnishings, fixtures, equipment and other capital items (whether paid in cash or property or accrued as liabilities) made by the Borrowers that, in conformity with GAAP, would not be included in the Borrowers' annual financial statements as an Operating Expense of the Properties.

         "CAPITAL IMPROVEMENT PLAN" means each of the Borrower's current plan and budget for certain ongoing multi-phased capital improvements to the respective Properties, as more particularly described on EXHIBIT A.

         "CAPITAL IMPROVEMENT RESERVE" has the meaning set forth in Section 6.5.

         "CAP PROVIDER" has the meaning set forth in Section 2.3.

         "CAP RESERVE" has the meaning set forth in Section 2.3.

         "CAP THRESHOLD RATE" has the meaning set forth in Section 2.3.

         "CASH MANAGEMENT AGREEMENT" means the Cash Management Agreement of even date herewith among the Borrowers, Lender, Manager, and Lock Box Account Bank.

         "CASH TRAP EVENT" has the meaning set forth in Section 6.8.

         "CASH TRAP RESERVE" has the meaning set forth in Section 6.8.

         "CATEGORY" means the applicable Tier 1 Hotel, the Tier 2 Hotel or the Tier 3 Hotel category.

         "CLAIMS" has the meaning set forth in Section 5.3.

         "CLOSING" means the funding of the Loan and the consummation of the other transactions contemplated by this Loan Agreement.

         "CLOSING DATE" means the date on which the Closing occurs.

         "COLLATERAL" means rights, interests, and property of every kind, real and personal, tangible and intangible, which is granted, pledged, liened, or encumbered as security for the Loan or any of the other Obligations under this Loan Agreement, the Deeds of Trust, the Cash Management Agreement or other Loan Documents, including without limitation the Properties and the Account Collateral.

         "COMPLIANCE CERTIFICATE" has the meaning set forth in Section 5.1.

         "CONDOMINIUM BORROWER" means Servico Maryland, Inc., together with, following a Condominium Release, the Borrower owning the Hotel Unit.

         "CONDOMINIUM DEFAULT" has the meaning set forth in Section 4.29.

         "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person: (A) with respect to any indebtendness, lease, dividend or other obligation of another if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (B) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (C) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates; or (D) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making (other than the Loan), discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, other than the Loan Documents.

         "CONVERSION" shall mean the conversion of the West Palm Beach Property to a condominium form of ownership.

         "CONVERSION DOCUMENTS" has the meaning set forth in Section 11.5.

         "CREDIT CARD COMPANIES" has the meaning set forth in Section 7.1.

         "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER" has the meaning set forth in Section 7.1.

         "D&O INSURANCE" has the meaning set forth in Section 5.4.

         "DEBT SERVICE COVERAGE RATIO" OR "DSCR" means, at any time of determination, Net Cash Flow for the trailing 12-month period divided by the amount of interest (assuming an interest rate equal to the Test Rate) that the Borrowers will be required to pay over the succeeding 12 months on the Loan and the Mezzanine Loan plus, in the case of any determination after the first anniversary of the Closing Date, principal amortization of the Loan and the Mezzanine Loan that would be required in respect of the then outstanding principal amount of the Loan and the Mezzanine Loan over the first 12 months of a 25-year amortization schedule, calculated using the Test Rate.

         "DEBT SERVICE SUB-ACCOUNT" has the meaning set forth in Section 7.1.

         "DEBT YIELD" means, at any time of determination, Net Cash Flow for the trailing 12-month period divided by the then outstanding principal balance of the Loan and the Mezzanine Loan.

         "DEEDS OF TRUST" means, collectively, (i) those certain Fee/Leasehold Deeds of Trust, Assignments of Leases and Security Agreements, (ii) those certain Fee/Leasehold Mortgages, Assignments of Leases and Security Agreements, and (iii) those certain Deeds to Secure Debt, Assignment of Leases and Security Agreements of even date herewith from the Borrowers to Lender (or deed trustee on behalf of Lender, as applicable), constituting Liens on their respective Properties as Collateral for the Loan as same may be modified or amended from time to time.

         "DEFAULT" means any breach or default under any of the Loan Documents, whether or not the same is an Event of Default, and also any condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "DEFAULT RATE" has the meaning set forth in Section 2.2.

         "DEPOSIT ACCOUNT" has the meaning set forth in Section 7.1.

         "DEPOSIT ACCOUNT AGREEMENT" has the meaning set forth in Section 7.1.

         "DEPOSIT BANK" has the meaning set forth in Section 7.1.

         "DETERMINATION DATE" means the day which is two (2) Eurodollar Business Days prior to the first day of an Interest Accrual Period; provided that the first Determination Date shall be two (2) Eurodollar Business Days prior to the Closing Date or, if such date is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day. The LIBO Rate set on each Determination Date shall be in effect for the Interest Accural Period immediately following such Determination Date.

         "DISCLOSURE DOCUMENTS" has the meaning set forth in Section 10.3.

         "DOLLAR EQUIVALENTS" means (a) commercial paper rated P-1 or better by Moody's or A-1 or better by S&P or similarly rated by any successor to either of such rating services, (b) obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States, or (c) deposits, including certificates of deposit, in any commercial bank or trust company (i) which is registered to do business in any state of the United States, (ii) which has capital and surplus in excess of $100,000,000 and
(iii) the short-term debt of which is rated A-1 or better by S&P or P-1 or better by Moody's or is similarly rated by any successor thereof, provided that each such item of commercial paper, each such obligation, and each such time deposit has a maturity date not later than thirty days after the date of purchase thereof.

         "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

         "DOTHAN HOTEL" has the meaning set forth in Section 5.13.

         "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution, which account is either (i) an account maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or is otherwise acceptable to the Rating Agencies.

         "ELIGIBLE BANK" shall mean a bank that satisfies the Rating Criteria.

         "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including any Multiemployer Plan) (i) which is maintained for employees of any of the Borrowers or any ERISA Affiliate, (ii) which has at any time within the preceding six (6) years been maintained for the employees of any of the Borrowers or any current or former ERISA Affiliate or
(iii) for which any of the Borrowers or any ERISA Affiliate has any liability, including contingent liability.

         "ENVIRONMENTAL INDEMNITY" means the Environmental Indemnity of even date herewith from the Borrowers and Guarantor to Lender, as same may be amended or modified from time to time.

         "ENVIRONMENTAL LAWS" means all present and future local, state, federal or other governmental authority, statutes, ordinances, codes, orders, decrees, laws, rules or regulations pertaining to or imposing liability or standards of conduct concerning environmental regulation (including, without limitation, regulations concerning health and safety), contamination or clean-up or the handling, generation, release or storage of Hazardous Material affecting the Properties including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state superlien and environmental clean-up statutes and all regulations adopted in respect of the foregoing laws whether now or hereafter in effect.

         "ENVIRONMENTAL REPORTS" means those certain environmental reports and audits for the Properties as described on EXHIBIT B.

         "ENVIRONMENTAL WORK" has the meaning set forth in Section 6.6.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated thereunder.

         "ERISA AFFILIATE" means, in relation to any Person, any other Person under common control with the first Person, within the meaning of Section 4001(a)(14) of ERISA.

         "EURODOLLAR BUSINESS DAY" means any day on which banks in the City of London, England are generally open for interbank or foreign exchange transactions and which is also a Business Day.

         "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

         "EXCESS CASH FLOW" has the meaning set forth in the Cash Management Agreement.

         "EXCESS INTEREST" has the meaning set forth in Section 2.2.

         "EXCLUSIONS FROM COVERAGE" has the meaning set forth in Section 5.4.

         "EXCULPATED PARTIES" has the meaning set forth in Section 12.2.

         "EXTENSION CAP THRESHOLD RATE" has the meaning set forth in Section
2.5.

         "EXTENSION NOTICE" has the meaning set forth in Section 2.5.

         "EXTENSION TERMS" has the meaning set forth in Section 2.5.

         "EXTRAORDINARY RECEIPTS SUB-ACCOUNT" has the meaning set forth in the Cash Management Agreement.

         "FF&E" means all machinery, furniture, furnishings, equipment, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory and articles of personal property and accessions, renewals and replacements thereof and substitutions therefor (including, without limitation, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, tools, keys or other entry systems, bars, bar fixtures, liquor and drink dispensers, ice makers, radios, clock radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washer and dryers), other customary hotel equipment and other tangible property of every kind and nature whatsoever owned by the Borrowers, or in which the Borrowers have or shall have an interest, now or hereafter located at the Properties, or appurtenant thereto, and useable in connection with the present or future operation and occupancy of the Properties and all building equipment, material and supplies of any nature whatsoever owned by the Borrowers, or in which the Borrowers have or shall have an interest, now or hereafter located at the Properties, or appurtenant thereto, and useable in connection with the present or future operation, enjoyment and occupancy of the Properties.

         "FF&E RESERVE" means the reserve established pursuant to Section 6.4.

         "FINANCIAL STATEMENTS" means statements of operations and retained earnings, statements of cash flow and balance sheets.

         "FINANCING STATEMENTS" means the Uniform Commercial Code Financing Statements naming the applicable Borrower Parties as debtor, and Lender as secured party, required under applicable state law to perfect the security interests created hereunder or under the other Loan Documents.

         "FIRST EXTENSION TERM" has the meaning set forth in Section 2.5.

         "FITCH" means Fitch, Inc.

         "FORCE MAJEURE" means acts of god, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes or work stoppages which are industry-wide and not aimed at the Borrowers or their Affiliates, or other causes beyond the reasonable control of the Borrowers and/or their Affiliates, but the Borrowers' lack of funds in and of itself shall not be deemed a cause beyond the control of the Borrowers.

         "FRANCHISE AGREEMENTS" means, collectively, those certain agreements described in EXHIBIT C and any replacement franchise agreement which may hereafter be entered into in accordance with the terms and conditions hereof by any of the Borrowers, as franchisee, pursuant to which the Borrowers have the right to operate the Properties under names and hotel systems controlled by the Franchisor.

         "FRANCHISOR" means the current hotel franchisor or licensor with respect to each Property or any other successor franchisor or licensor permitted pursuant to Section 5.13.

         "FRANCHISOR LETTER" shall mean, with respect to each Property, a comfort letter(s), and/or similar instrument(s) from the related Franchisor to Lender acknowledging the Loan and providing certain assurances, reasonably satisfactory to Lender, with respect thereto.

         "FUNDING LOSSES" has the meaning set forth in Section 2.10.

         "FUNDING PARTY" means any bank or other entity, if any, which is indirectly or directly funding Lender with respect to the Loan, in whole or in part, including, without limitation, any direct or indirect assignee of, or participant in, the Loan.

         "GAAP" means generally accepted accounting principles as set forth in Statement on Auditing Standards No. 69 entitled "The Meaning of Presenting Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" issued by the Auditing Standards Board of the institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board to the extent such principles are applicable to the facts and circumstances as of the date of determination.

         "GENERAL PARTNER" shall mean, individually or collectively, those parties identified on SCHEDULE 4.1(c) as "General Partners", and any other entity which is now or hereafter becomes a general partner of any of the Borrowers under such Borrower's limited partnership agreement.

         "GOVERNMENTAL AUTHORITY" means, with respect to any Person, any federal or state government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal in each case having jurisdiction over such applicable Person or such Person's property, and any stock exchange on which shares of capital stock of such Person are listed or admitted for trading.

         "GROUND LEASE DEFAULT" has the meaning set forth in Section 4.30

         "GROUND LEASED PROPERTIES" means the Properties subject to the Ground Leases as described on SCHEDULE 4.30 attached hereto.

         "GROUND LEASES" means the ground leases described on SCHEDULE 4.30 attached hereto.

         "GROUND LESSORS" means the lessors under the Ground Leases as described on SCHEDULE 4.30 attached hereto.

         "GUARANTOR" means Lodgian, Inc., a Delaware corporation.

         "GUARANTY" means the Guaranty of Recourse Obligations and the Environmental Indemnity, each of even date herewith executed by Guarantor in favor of Lender, as same may be amended or modified from time to time.

         "HAZARDOUS MATERIAL" means all or any of the following: (A) substances, materials, compounds, wastes, products, emissions and vapors that are defined or listed in, regulated by, or otherwise classified pursuant to, any applicable Environmental Laws, including any so defined, listed, regulated or classified as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances", "pollutants", "contaminants", or any other formulation intended to regulate, define, list or classify substances by reason of deleterious, harmful or dangerous properties; (B) waste oil, oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (C) any flammable substances or explosives or any radioactive materials; (D) asbestos in any form; (E) electrical or hydraulic equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (F) radon; (G) mold; or (H) urea formaldehyde, provided, however, such definition shall not include cleaning materials and other substances commonly used in the ordinary course of the Borrowers' business, which materials exist only in reasonable quantities and are stored, contained, transported, used, released, and disposed of in accordance with all applicable Environmental Laws.

         "HAZARDOUS MATERIALS REMEDIATION RESERVE" means the Reserve established pursuant to Section 6.6.

         "HOTEL UNIT" has the definition set forth in Section 11.5.

         "IMPOSITIONS" means (i) all real estate and personal property taxes, and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever (including any payments in lieu of taxes), which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by, in each case, a governmental authority upon any of the Properties or the rents relating thereto or upon the ownership, use, occupancy or enjoyment thereof, and any interest, cost or penalties imposed by such governmental authority with respect to any of the foregoing and (ii) all rent and other amounts payable by the Borrowers under each of the Ground Leases and under the Mortgaged Condominium Property Documents. Impositions shall not include (x) any sales or use taxes payable by the Borrowers, (y) taxes payable by tenants or guests occupying any portions of the Properties, or (z) taxes or other charges payable by any Manager or Franchisor unless such taxes are being paid on behalf of the Borrowers.

         "IMPOSITIONS AND INSURANCE RESERVE" means the reserve established pursuant to Section 6.3.

         "IMPROVEMENTS" means all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind and nature now or hereafter located on the Properties.

         "INDEBTEDNESS" or "INDEBTEDNESS", shall mean, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit (unless secured in full by Dollars), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests but not any preferred return or special dividend paid solely from, and to the extent of, excess cash flow after the payment of all operating expenses, capital improvements and debt service on all Indebtedness, (iv) all obligations under leases that constitute capital leases for which such Person is liable, and (v) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

         "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 14.2.

         "INDEMNITEES" has the meaning set forth in Section 14.2.

         "INDEPENDENT DIRECTOR" means an individual who shall not have been at the time of such individual's appointment or at any time while serving as a director of General Partner, Member, any of the Borrowers or any of their respective Affiliates, and may not have been at any time during the preceding five years (i) a stockholder, director (other than as an independent director/member), officer, employee, partner, attorney or counsel of General Partner, Member, Guarantor, any of the Borrowers or any Affiliate of any of them (except that such individual may be an independent director of any other Affiliate of the foregoing), (ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with General Partner, Member, Guarantor, any of the Borrowers or any Affiliate of any of them (other than a company that provides professional independent directors and which also may provide other ancillary corporate, partnership, company or trust services to the Borrowers, Member, General Partner or their Affiliates in the ordinary course of business (for example, The Corporation Trust Company)), (iii) a Person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other Person, or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

         "INITIAL TERM" means the period from the Closing Date to the Scheduled Maturity Date.

         "INSURANCE POLICIES" has the meaning set forth in Section 5.4.

         "INSURANCE PREMIUMS" means the annual insurance premiums for the insurance policies required to be maintained by the Borrowers with respect to the Properties under Section 5.4.

         "INTEREST ACCRUAL PERIOD" means a period commencing on the first Business Day of a calendar month and ending on the day immediately prior to the first Business Day of the next calendar month; provided that the first Interest Accrual Period shall mean the period from and including the Closing Date and including the day immediately prior to the first Business Day of the next calendar month.

         "INTERESTED PARTIES" has the meaning set forth in Section 10.3.

         "INTEREST RATE" has the meaning set forth in Section 2.2.

         "INVOLUNTARY BORROWER BANKRUPTCY" has the meaning set forth in Section 5.22.

         "IRC" means the Internal Revenue Code of 1986, and any rule or regulation promulgated thereunder from time to time, in each case as amended from time to time.

         "IRS" means the Internal Revenue Service or any successor thereto.

         "KNOWLEDGE": whenever in this Loan Agreement or any of the Loan Documents, or in any document or certificate executed on behalf of any Borrower Party pursuant to this Loan Agreement or any of the Loan Documents, reference is made to the knowledge of the Borrowers or any other Borrower Party (whether by use of the words "knowledge" or "known", or other words of similar meaning, and whether or not the same are capitalized), such shall be deemed to refer to the knowledge (without independent investigation unless otherwise specified) of (i) the individuals who have significant responsibility for any policy making, major decisions or financial affairs of the applicable entity; (ii) the general manager for the applicable Property; (iii) the regional vice president of operations for Guarantor, the president of each Borrower and Member, with respect to operational issues of any Property or any of the Borrowers; (iv) the chief operating officer of Guarantor, with respect to representations regarding Guarantor; and (v) also to the knowledge of the person signing such document or certificate.

         "LEASE" means any lease, tenancy, license, assignment and/or other rental or occupancy agreement or other agreement or arrangement (including, without limitation, any and all guaranties of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Properties or any portion thereof, including any extensions, renewals, modifications or amendments thereof.

         "LENDER" is defined in the preamble.

         "LENDERS'S CONSULTANT" has the meaning set forth in Section 6.7

         "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit (either an evergreen letter of credit or one which does not expire until at least thirty (30) days after the Maturity Date (the "LC EXPIRATION DATE")), in favor of Lender, entitling Lender to draw thereon in New York, New York based solely on a statement executed by an officer or authorized signatory of Lender, in form and substance reasonably acceptable to Lender and issued by an Eligible Bank. If at any time (a) the institution issuing any such Letter of Credit shall cease to be an Eligible Bank, or (b) if the Letter of Credit is due to expire prior to the LC Expiration Date, Lender shall have the right immediately to draw down the same in full and hold the proceeds thereof in accordance with the provisions of this Loan Agreement, unless the Borrowers shall deliver a replacement Letter of Credit from an Eligible Bank within (i) as to (a) above, twenty (20) days after Lender delivers written notice to the Borrowers that the institution issuing the Letter of Credit has ceased to be an Eligible Bank, or (ii) as to (b) above, within twenty (20) days prior to the expiration date of said Letter of Credit.

         "LIBO RATE" means the applicable London interbank offered rate (rounded upwards, if necessary, to the nearest one sixteenth (1/16th) of one percent (1%)) expressed as a percentage per annum for deposits in U.S. dollars appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two business days prior to the first day of the applicable Interest Accrual Period and having a maturity equal to the duration of such Interest Accrual Period, provided that, (1) if Telerate Page 3750 is not available for any reason, LIBO Rate for the relevant Interest Accrual Period shall instead be the applicable London interbank offered rate for deposits in U.S. Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two business days prior to the first day of such Interest Accrual Period, and having a remaining term to maturity equal to such Interest Accrual Period, and (2) if no such report is available, LIBO Rate for the relevant interest period shall instead be the rate determined by the Lender to be the rate at which it offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two business days prior to the first day of such Interest Accrual Period, in the approximate amount of its portion of the relevant loan and having a maturity equal to such Interest Accrual Period. LIBO Rate shall be adjusted for Federal Reserve Board reserve requirements.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "LOAN" has the meaning set forth in Section 2.1.

         "LOAN AGREEMENT" means this Loan and Security Agreement, as same may be amended, modified or restated from time to time (including all schedules, exhibits, annexes and appendices hereto).

         "LOAN DOCUMENTS" means this Loan Agreement, the Note, the Deeds of Trust, the Assignments of Leases, the Assignments of Management Agreements, the Guaranty, the Environmental Indemnity, the Assignment of Rate Cap, the Financing Statements, the Cash Management Agreement and any and all other documents and agreements from any of the Borrowers, General Partner, Member, Guarantor or Manager and accepted by Lender for the purposes of evidencing and/or securing the Loan, excluding the Mezzanine Loan Documents.

         "LOCK BOX ACCOUNT" and "LOCK BOX ACCOUNT BANK" are defined in Section 7.1.

         "MANAGEMENT AGREEMENTS" means those certain Management Agreements described in EXHIBIT E, between each Borrower and the applicable Manager described therein, the Memphis Interim Agreement, and any management agreement which may hereafter be entered into in accordance with the terms and conditions hereof, pursuant to which any subsequent Manager may hereafter manage one or more of the Properties.

         "MANAGEMENT FEE" means the fees earned by all Managers pursuant to the terms of the Management Agreements.

         "MANAGERS" means the managers described in EXHIBIT E or an Acceptable Manager as may hereafter be charged with management of one or more of the Properties in accordance with the terms and conditions hereof.

         "MATERIAL ADVERSE EFFECT" means, as determined by Lender in its reasonable discretion, (A) a material adverse effect (which may include economic or political events) upon the business, operations, properties, assets or condition (financial or otherwise) of any of the Borrowers or Guarantor, or (B) the impairment of the ability of any of the Borrowers or Guarantor to perform its obligations under any Loan Documents, or (C) the impairment of the ability of Lender to enforce or collect any of the Obligations as such Obligations become due. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.

         "MATERIAL AGREEMENT" means any contract or agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Properties under which there is an obligation of the Borrowers, in the aggregate, to pay, or under which any of the Borrowers receives in compensation, more than $1,000,000 per annum, other than (i) the Management Agreements, (ii) any Franchise Agreements, and (iii) any agreement under which (x) there is an obligation of the Borrowers, in the aggregate, to pay, or under which any of the Borrowers (or all the Borrowers in the aggregate) receives in compensation, not more than $5,000,000 per annum and (y) which is terminable by the Borrowers on not more than sixty (60) days prior written notice without any fee or penalty.

         "MATERIAL ALTERATION" means any improvement or alteration to a Property (other than decorative work such as painting, wallpapering and carpeting), the cost of which exceeds the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000, or is not otherwise already approved by Lender as part of the CapEx/FF&E Budget or Capital Improvement Plan then in effect, or which otherwise does not constitute Work.

         "MATERIAL LEASE" means any Lease of space in a Property (other than Leases for space in the office building located at the West Palm Beach Property) which (i) is with an Affiliate of the Borrowers, (ii)(a) either provides for annual rent or other payments in an amount equal to or greater than $100,000, or has a term (including all extensions and renewals which are unilaterally exercisable by the tenant thereunder) of more than ten (10) years, and (b) may not be cancelled by either party thereto on thirty (30) days' notice without payment of a termination fee, penalty or other cancellation fee, (iii) demises in excess of 2000 square feet of space, (iv) is for any establishment the primary purpose of which is the service of food and/or beverages or for any use not currently in effect at the Properties, or (v) obligates the Borrowers to make any improvements to the Properties either directly or through cash allowances (including, without limitation, free rent, tenant improvement allowances, or landlord's construction work) to the applicable tenant in excess of $25,000. For purposes of this definition only, in determining the square footage demised under any Lease, all space in the applicable Property which may in the future be demised to the tenant under such Lease by reason of such tenant exercising any right or option contained in such Lease shall be included in the calculation of the square footage demised under such Lease.

         "MATURITY DATE" shall mean the Scheduled Maturity Date, as same may be extended for the first Extension Term, the Second Extension Term, or the Third Extension Term (subject to the terms and conditions of Section 2.5(B)), or such other date on which the final payment of principal of the Note becomes due and payable as herein provided, whether at such stated maturity date, by acceleration, or otherwise.

         "MAXIMUM RATE" has the meaning set forth in Section 2.2.

         "MEMPHIS INTERIM AGREEMENT" means that certain Management Agreement dated as of the Closing Date between IMPAC I, L.L.C. and Lodging Memphis Property Owner, LLC, with respect to certain interim management services provided at the Property location a 2144 Madison Avenue, Memphis, Tennessee.

         "MEMBER" shall mean, individually or collectively, those parties identified on SCHEDULE 4.1(c) as "Members", and any other entity which is now or hereafter becomes the managing member of any of the Borrowers under such Borrower's limited liability company operating agreement (other than the sole member of any single member limited liability company).

         "MERRILL LYNCH" has the meaning set forth in Section 10.3.

         "MEZZANINE BORROWER" shall mean, individually or collectively, those parties identified on SCHEDULE 4.1(c) as "Mezzanine Borrower".

         "MEZZANINE LENDER" shall mean Merrill Lynch Mortgage Lending, Inc., its successors and assigns.

         "MEZZANINE LENDER'S PERCENTAGE" shall mean, at the time of determination, the ratio, expressed as a percentage, that the outstanding principal balance of the Mezzanine Loan bears to the Aggregate Outstanding Principal Balance. As of the date hereof Mezzanine Lender's Percentage is 25.99%.

         "MEZZANINE LOAN" means that certain loan in the amount of $78,671,201 from Mezzanine Lender to Mezzanine Borrower.

         "MINIMUM DEBT YIELD" means (i) prior to the first 1st anniversary of the Closing Date, 12.75%, (ii) from the first 1st anniversary of the Closing Date but prior to the second 2nd anniversary of the Closing Date, 13.25%,
(iii) during the First Extension Term, 13.50%, (iv) during the Second Extension Term, 13.75%, and (v) during the Third Extension Term, 14.00%.

         "MINIMUM DSCR" means 1.20:1.0.

         "MONTHLY FF&E PAYMENT" has the meaning set forth in Section 6.4.

         "MOODY'S" means Moody's Investors Service.

         "MORTGAGED CONDOMINIUM PROPERTY" means, collectively, the Property identified on SCHEDULE 4.29, together with, following the Office Unit Release, the Hotel Unit.

         "MORTGAGED CONDOMINIUM PROPERTY DOCUMENTS" means those certain documents identified on SCHEDULE 4.29, and, following a Conversion, the documents establishing and governing the condominium regime applicable to the Hotel Unit and the Office Unit.

         "MORTGAGE LENDER'S PERCENTAGE" shall mean, at the time of determination, the ratio, expressed as a percentage, that the outstanding principal balance of the Loan bears to the Aggregate Outstanding Principal Balance. As of the date hereof Mortgage Lender's Percentage is 74.01%.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 3(37) or Section 4001(a)(3) of ERISA to which any of the Borrowers or any Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years, or for which any of the Borrowers or any Affiliate has any liability, including contingent liability.

         "NET CASH FLOW" means Net Operating Income for any period less (i) a base management fee equal to the greater of (A) the actual base management fee for such period and (B) 4.0% of Operating Revenues for such period, (ii) a reserve for FF&E equal to 4.0% of Operating Revenues for such period, and (iii) fees due to all Franchisors for such period.

         "NET OPERATING INCOME" OR "NOI" means, for any period, the amount by which Operating Revenues (other than from the office building located at the West Palm Beach Property) exceed Operating Expenses (excluding Management Fees, interest, income taxes, depreciation, amortization, FF&E reserves, fees due to all Franchisors for such period, and expenses related solely to the office building located at the West Palm Beach Property).

         "NET SALES PROCEEDS" means all consideration, from whatever source, for the purchase of a Property pursuant to the terms of a purchase contract with an entity which is not an Affiliate of the Borrowers or Guarantor and less customary and reasonable costs (as determined by Lender in its reasonable discretion), including broker's fees, closing attorney's fees, and transfer and sales taxes payable by the Borrowers.

         "NON-FLAGGED PROPERTIES" means the Properties located at 9700 Bluegrass Highway, Louisville, Kentucky and 2144 Madison Avenue, Memphis, Tennessee, prior to such Properties becoming subject to a Franchise Agreement.

         "NOTE" has the meaning set forth in Section 2.1.

         "OBLIGATIONS" means the Loan and all obligations, liabilities and indebtedness of every nature to be paid or performed by the Borrowers under the Loan Documents, including the principal amount of the Loan, interest accrued thereon and all fees, costs and expenses, and other sums now or hereafter owing, due or payable and whether before or after the filing of a proceeding under the Bankruptcy Code by or against any of the Borrowers, and the performance of all other terms, conditions and convenants under the Loan Documents.

         "OFFICE UNIT" has the meaning set forth in Section 11.5.

         "OFFICE UNIT RELEASE" has the meaning set forth in Section 11.5.

         "O&M PLANS" has the meaning set forth in Section 5.7.

         "OPERATING BUDGET" means, for any period, the Borrowers' budget setting forth the Borrowers' best estimate, after due consideration, of all Operating Revenues and Operating Expenses and any other revenues, costs and expenses for each of the Properties for such period, which budget has been approved by Lender in accordance herewith, as same may be amended pursuant to Section 5.1(D) hereof.

         "OPERATING EXPENSES" means, for any period, without duplication, all costs and expenses of operating, maintaining and managing the Properties determined in accordance with GAAP, including, without limitation, Impositions (due and payable during the applicable period of determination), Insurance Premiums, repair and maintenance costs, Management Fees and costs, fees payable to all Franchisors, utilities, accounting, legal and other professional fees, fees relating to environmental and financial audits, wages, salaries, payroll taxes and benefits, business franchise taxes, tips and gratuities paid to employees and staff and other personnel expenses, costs and expenses related to operating and maintaining all guest rooms, restaurants (including inventory and supplies), retail stores and shops, bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, and all other "costs and expenses" as defined in the Uniform System; but excluding principal and interest payments on the Loan, fees and expenses of a non-operating nature and fees and expenses due and payable to or for the benefit of Lender under this Loan Agreement or any of the other Loan Documents (including, without limitation, all loan servicing fees and expenses, and expenses related to a Cap), expenses which, in accordance with GAAP, should be capitalized, any expense paid by a tenant that would otherwise be an Operating Expense, capital expenditures, tenant improvement allowances and leasing commissions, if any, asset management fees, any payment or expense for which each Borrower was or is to be reimbursed from proceeds of the Loan or insurance or by any third party, any fees or expenses paid to any partner or member of the Borrowers for services provided to any of the Borrowers and any non-cash charges such as depreciation and amortization. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Properties.

         "OPERATING REVENUES" means, without duplication, all revenues and receipts of the Borrowers from operation of the Properties or otherwise arising in respect of the Properties which are properly allocable to the Properties for the applicable period in accordance with GAAP, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants and bars (including without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, internet booking fees, telephone charges, laundry services, vending machines and otherwise, all rents, revenues and receipts now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use of occupancy of all or any portion of the Properties or personalty located thereon, or rendering of service by any of the Borrowers or any operator or manager of the hotel or commercial space (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores and deposits securing reservations of such space (only to the extent such deposits are not required to be returned or refunded to the depositor)), proceeds from rental or business interruption insurance relating to business interruption or loss of income for the period in question and any other items of revenue which would be included in operating revenues under the Uniform System; but excluding proceeds from the sale of FF&E, abatements, reductions or refunds of real estate or personal property taxes relating to the Properties, dividends on insurance policies relating to the Properties, condemnation proceeds arising from a temporary taking of all or a part of any Properties, security and other deposits until they are forfeited by the depositor, advance rentals until they are earned, proceeds from a sale, financing or other disposition of the Properties or any part thereof or interest therein and other non-recurring revenues as determined by Lender, insurance proceeds (other than proceeds from rental or business interruption insurance), other condemnation proceeds, capital contributions or loans to any of the Borrowers and disbursements to any of the Borrowers from the Reserves.

         "OSI DEFAULTS" means defaults under the Crowne Plaza Franchise Agreements resulting from the failure to achieve or maintain an Overall Service Index Level (as such term is defined in the applicable standards manual in effect for the Crowne Plaza Franchise Agreements) of 80, or such other default standard as may be set forth in the applicable standards manual after the Closing Date, at the following Properties: (i) the West Palm Beach Property;
(ii) 350 1st Avenue N.E., Cedar Rapids, Iowa; (iii) 91 State Street, Albany, New York and (iv) 2801 NW Freeway, Houston, Texas.

         "OWNERSHIP INTERESTS" has the meaning set forth in Section 9.1.

         "PAYMENT DATE" means the date that is the last day of each calendar month occurring during the term of the Loan (or if such last day is not a Business Day, the immediately preceding Business Day).

         "PERMITTED ASSUMPTION" has the meaning set forth in Section 11.3.

         "PERMITTED ENCUMBRANCES" means, collectively, (i) the Deeds of Trust and the other Liens of the Loan Documents in favor of Lender, (ii) the items shown in Schedule B to the Title Policies as of Closing, (iii) Liens for Impositions not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 5.3(B) hereof; (iv) in the case of Liens arising after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business and discharged by the Borrowers by payment, bonding or otherwise within forty-five
(45) days after the filing thereof or which are being contested in good faith in accordance with Section 5.3(B) hereof; (v) Liens arising from reasonable and customary purchase money financing of personal property and equipment leasing to the extent the same are created in the ordinary course of business in accordance with Section 5.17(B) hereof; (vi) all easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against real property which do not materially adversely affect (A) the ability of the Borrowers to pay any of their obligations to any Person as and when due, (B) the marketability of title to the Properties, (C) the fair market value of the Properties, or (D) the use or operation of the Properties as of the Closing Date and thereafter; (vii) rights of existing and future tenants, as tenants only, pursuant to the Leases; and (viii) any other Lien to which Lender may expressly consent in writing.

         "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 5.17.

         "PERMITTED INVESTMENTS" has the meaning set forth in the Cash Management Agreement.

         "PERMITTED OWNERSHIP INTEREST TRANSFERS" has the meaning set forth in
Section 11.2.

         "PERMITTED TRANSFEREE" means any Person (provided such Person satisfies the requirements of Article IX hereof) controlled by, and more than 51% of which is owned by, one of the following:

         (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $2.5 Billion and (b) is managed by a Person who controls real estate equity assets (not including the Properties) having a fair market value of at least $1.25 Billion; or

         (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 Billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; or

         (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of Columbia) (a) with a net worth, as of the date immediately prior to the date of the transfer, of at least $1 Billion and (b) who, immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $2.5 Billion; or

         (iv) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $1 Billion and (b) who, immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $5 Billion; or

         (v) any other Person (a) with a long-term unsecured debt rating from the Rating Agencies of at least investment grade and (b) that owns or operates at least 15,000 hotel rooms, (ii) has a net worth, as of the date immediately prior to the date of such transfer, of at least $750 Million and
(iii) immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $1.5 Billion.

         "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental Person, the successor functional equivalent of such Person).

         "PLAN OF REORGANIZATION" means the Joint Plan of Reorganization of Lodgian, Inc., et al., together with the Official Committee of Unsecured Creditors under Chapter 11 of the Bankruptcy Code, as approved pursuant to the terms of the Bankruptcy Code, together with any confirmation and/or amendments thereto entered in accordance with the Bankruptcy Code.

         "PRE-CLOSING CONDEMNATION" means those certain condemnation proceedings by the Florida Department of Transportation against Servico Pensacola 7200, Inc. related to Item/Segment No. 2224341, Parcel No. 101.1, and Servico Pensacola 7330, Inc. relating to Item/Segment No. 2224341, Parcel No. 102.1 with respect to certain parcels of land which do not constitute any portion of any of the Properties.

         "PRE-EXISTING CONDITION" has the meaning set forth in Section 5.5.

         "PREPAYMENT CONSIDERATION" has the meaning set forth in Section 2.6.

         "PRIMARY BORROWER PARTIES" means, collectively, the Borrowers, General Partner and Member.

         "PROPERTIES" and "PROPERTY" means, collectively or individually, the properties (including land and Improvements) described in EXHIBIT F, together with all Improvements now or hereafter located thereon and all related facilities, amenities and FF&E owned by the Borrowers and which shall be encumbered by and are more particularly described in the respective Deeds of
Trust: provided that, following a Release, "PROPERTIES" shall mean each of the Properties that remain encumbered by the Deeds of Trust as Collateral for the Loan.

         "PROPERTY CONDITION REPORT" means those certain property condition reports for the Properties as described on EXHIBIT M.

         "PROPERTY IMPROVEMENT PLAN" means, collectively, those certain property improvement plans for the Properties attached as EXHIBIT G and any future Property Improvement Plans required to be implemented by the applicable Franchisor.

         "PROPERTY RELEASE" has the meaning set forth in Section 11.4.

         "RATING AGENCY" shall mean, prior to a securitization, any of S&P, Moody's and Fitch or any other nationally-recognized statistical rating organization designated by Lender in its sole discretion, and, after a Securitization, each Rating Agency which has rated the Securities that are the subject of the Securitization.

         "RATING CONFIRMATION" with respect to the transaction or matter in question, shall mean: (i) if all or any portion of the Loan, by itself or together with other loans, has been the subject of a Securitization, then each applicable Rating Agency shall have confirmed in writing that such transaction or matter shall not result in a downgrade, qualification, or withdrawal of any rating then in effect for any certificate or other securities issued in connection with such Securitization, and (ii) if all of the Loan has not been the subject of a Securitization, then Lender shall have determined in its reasonable discretion (taking into consideration such factors as Lender may in good faith determine, including the attributes of the loan pool in which the Loan might reasonably be expected to be securitized) that no rating for any certificate or other securities that would be issued in connection with a Securitization of such portion of the Loan will be downgraded, qualified, or withheld by reason of such transaction or matter.

         "RATING CRITERIA" with respect to any Person, shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P, "P-1" by Moody's and "F-1" by Fitch, if deposits are held by such Person for a period of less than one month, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P (or "A" if the short-term unsecured debt obligations of such Person are rated at least "A-l"), "Aa2" by Moody's and "A" by Fitch, if deposits are held by such Person for a period of one month or more.

         "RECEIPTS" shall mean all revenues, receipts and other payments of every kind arising from ownership or operation of the Properties, including without limitation, all warrants, stock options, or equity interests in any tenant, licensee or other Person occupying space at, or providing services related to or for the benefit of, the Properties received by the Borrowers or any Related Person of the Borrowers in lieu of rent or other payment.

         "RELATED PERSON" means any Person in which any of the Borrowers or the Guarantor holds greater than a ten percent (10%) equity interest.

         "RELEASE" has the meaning set forth in Section 11.4.

         "RELEASE DATE" has the meaning set forth in Section 11.4.

         "RELEASE PRICE" means an amount equal to the greater of (i) one hundred twenty-five percent (125%) of the Aggregate Allocated Loan Amount of the applicable Property, and (ii) seventy-five percent (75%) of the Net Sales Proceeds of a Property to be released.

         "RELEASE PRICE EXCESS" means the amount by which any Release Price exceeds the Aggregate Allocated Loan Amount of the Property being released; provided, however, Release Price Excess shall exclude any portion of a Release Price paid in connection with (x) a Release necessary to prevent an Uncured Franchise Default, or (y) a Release necessary to enable the Borrowers to comply with the restrictions set forth in Section 5.13(D).

         "RENT ROLL" has the meaning set forth in Section 3.1.

         "RENTS" has the meaning set forth in the Granting Clauses of the Deeds of Trust.

         "REPLACEMENTS" has the meaning set forth in Section 6.4.

         "REQUIRED CAPITAL IMPROVEMENTS" has the meaning set forth in Section
6.5.

         "REQUIRED INSURANCE POLICY" and "REQUIRED INSURANCE POLICIES" have the meanings set forth in Section 5.4.

         "RESERVE PRINCIPAL PAYMENT" has the meaning set forth in the Mezzanine Loan Agreement.

         "RESERVE SUB-ACCOUNTS" has the meaning set forth in Section 7.1.

         "RESERVES" means the reserves held by or on behalf of Lender pursuant to this Loan Agreement or the other Loan Document, including without limitation, the reserves established pursuant to Article VI.

         "RESTORATION" has the meaning set forth in Section 5.5.

         "RESTORATION THRESHOLD" shall mean the greater of (x) $250,000 or (y) five percent (5%) of the Aggregate Allocated Loan amount of the applicable Property, not to exceed $500,000, per Property per occurrence.

         "REVPAR" means average room revenues per available room per day.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "SCHEDULED MATURITY DATE" shall mean, November 30, 2004.

         "SCHEDULED MEZZANINE PRINCIPAL PAYMENTS" shall mean (x) $64,975.00 through and including the Payment Date in November 2003, (y) $97,462.50 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $129,950.00 thereafter through the Maturity Date.

         "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" shall mean (x) $185,025.00 through and including the Payment Date in November 2003, (y) $277,537.50 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $370,050.00 thereafter through the Maturity Date.

         "SECOND EXTENSION TERM" has the meaning set forth in Section 2.5(B).

         "SECONDARY MARKET TRANSACTION" has the meaning set forth in Section
10.1.

         "SECURITIES" (whether or not capitalized) means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIZATION" shall mean a rated offering of securities representing direct or indirect interests in the Loan or the right to receive income therefrom.

         "SERVICER" means a servicer selected by Lender from time to time in its sole discretion to service the Loan.

         "SERVICING FEES" has the meaning set forth in Section 2.11.

         "SUB-ACCOUNTS" has the meaning set forth in Section 7.1.

         "SUPPLEMENTAL FINANCIAL INFORMATION" means (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar year or corresponding calendar quarter for such prior year, (ii) a calculation of the average daily rate, RevPAR and average occupancy statistics for the Properties for the applicable period and (iii) such other financial reports as the subject entity shall routinely and regularly prepare.

         "SUPPLEMENTAL INSURANCE RESERVE PAYMENT" shall mean $1,189,062.

         "SURVEY" has the meaning set forth in Section 3.1.

         "TAX LIABILITIES" has the meaning set forth in Section 2.9.

         "TERRORISM INSURANCE CAP" means $250,000.

         "TEST RATE" means an interest rate equal to the greater of (x) the then current yield on the 10-year United States Treasury Note plus the Test Rate Spread, and (y) the then current LIBO Rate plus the Test Rate Spread.

         "TEST RATE SPREAD" means 4.0%; provided, however, if the Mezzanine Borrowers have not made the Reserve Principal Payment on or prior to the Payment Date occurring in November 2003, the "TEST RATE SPREAD" shall mean 4.15% throughout the remainder of the term of the Loan, including any Extension Terms.

         "THIRD EXTENSION TERM" has the meaning set forth in Section 2.5(B).

         "TIER 1 HOTEL" means any of the Properties subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, as applicable, identified in the "Tier 1" category on EXHIBIT I.

         "TIER 2 HOTEL" means any of the Properties subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, identified in the "Tier 2" category on EXHIBIT I.

         "TIER 3 HOTEL" means any of the Properties subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, identified in the "Tier 3" category on EXHIBIT I.

         "TITLE COMPANIES" means Fidelity National Title Insurance Company of New York, Land America (as co-insurer), and such other national title insurance company as may be acceptable to Lender.

         "TITLE POLICIES" means, collectively, the ALTA mortgagee policies of title insurance pertaining to the Deeds of Trust issued by the Title Companies to Lender in connection with the Closing.

         "TRANSFER" has the meaning set forth in Section 11.2.

         "TRANSFEREE BORROWER" has the meaning set forth in Section 11.3.

         "UNCURED FRANCHISE DEFAULT" means (x) the voluntary or involuntary termination of any Franchise Agreement, or (y) the occurrence of one or more breaches or defaults (other than OSI Defaults) which do not result from the failure of the Borrowers to pay to the Franchisors amounts due under the applicable Franchise Agreements and the continuance thereof beyond all applicable notice and grace periods, if any, under Franchise Agreements (or such other cure periods as may be provided by Franchisor in writing) covering Properties with Aggregate Allocated Loan Amounts of ten percent (10%) or more of the outstanding principal balance of the Loan and the Mezzanine Loan; provided, however, no Uncured Franchise Default shall be deemed to have occurred following the voluntary or involuntary termination of any Franchise Agreement if (a) within ten (10) Business Days of the termination of the applicable Franchise Agreement (and at the time of delivery of each report pursuant to Section 5.1(A)(v)) the Borrowers deliver to Lender evidence reasonably satisfactory to Lender that the Borrowers are diligently pursuing a Franchise Agreement with an Acceptable Franchisor for the applicable Property and shall thereafter diligently and continuously pursue such Franchise Agreement, (b) at the time of such termination not more than the lesser of (i) four (4) Properties, or (ii) Properties with Aggregate Allocated Loan Amounts of five percent (5%) of the outstanding principal balance of the Loan and the Mezzanine Loan, in either case excluding the Non-Flagged Properties, shall be in operation without being subject to Franchise Agreements, and (c) no Property (other than the Non-Flagged Properties) shall be without a Franchise Agreement in place for a period in excess of six (6) months from the termination of the applicable Franchise Agreement.

         "UNIFORM SYSTEM" means the Uniform System of Accounts for the Lodging Industry promulgated by the American Hotel and Motel Association, as in effect from time to time.

         "WAIVING PARTY" has the meaning set forth in Section 13.1.

         "WEST PALM BEACH PROPERTY" means the Property located at 1601 Belvedere Boulevard, West Palm Beach, Florida.

         "WORK" has the meaning set forth in Section 6.7.

         "WORK RESERVES" has the meaning set forth in Section 6.7.

SECTION 1.2       ACCOUNTING TERMS.

         For purposes of this Loan Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP or the Uniform System, as the case may be.

SECTION 1.3       OTHER DEFINITIONAL PROVISIONS.

         References to "ARTICLES", "SECTIONS", "SUBSECTIONS", "EXHIBITS" and "SCHEDULES" shall be to Articles, Sections, Subsections, Exhibits and Schedules, respectively, of this Loan Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Loan Agreement, "HEREOF", "HEREIN", "HERETO", "HEREUNDER" and the like mean and refer to this Loan Agreement as a whole and not merely to the specific article, section, subsection, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "INCLUDING", "INCLUDES" and "INCLUDE" shall be deemed to be followed by the words "without limitation"; and any reference to any statute or regulation may include any amendments of same and any successor statutes and regulations. Further, (i) any reference to any agreement or other document may include subsequent amendments, assignments, and other modifications thereto, and (ii) any reference to any Person may include such Person's respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

                                   ARTICLE II
                                TERMS OF THE LOAN

SECTION 2.1       LOAN.

         (A) LOAN. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations and warranties of the Borrowers contained herein, Lender agrees to lend to the Borrowers, and the Borrowers agree to borrow from Lender, a loan in the original principal amount of $224,036,325 (such loan and the obligation of the Borrowers to repay the same together with all interest and other amounts from time to time owing hereunder may be referred to as the "LOAN").

         (B) NOTE. On the Closing Date, the Borrowers shall execute and deliver to Lender a Promissory Note, dated of even date herewith (as amended, modified or restated, and any replacement or substitute notes therefor, by means of multiple notes or otherwise, collectively, the "NOTE"), made by the Borrowers to the order of Lender, in the original principal amount of $224,036,325.

         (C) USE OF PROCEEDS. The proceeds of the Loan funded at Closing shall be used to (i) refinance existing indebtedness; (ii) pay all recording fees and taxes, title insurance premiums, the reasonable out-of-pocket costs and expenses incurred by Lender, including reasonable legal fees and expenses of counsel to Lender, and other costs and expenses approved by Lender (which approval will not be unreasonably withheld) related to the Loan; (iii) establish the Reserves required hereunder; (iv) fund cash collateral requirements under certain letters of credit; and (v) provide for general corporate purposes, including, without limitation, payment of transaction costs and expenses incurred by the Borrowers. The remaining proceeds of the Loan, if any, shall be disbursed to or as otherwise directed by the Borrowers.

SECTION  2.2      INTEREST.

         (A) RATE OF INTEREST. The outstanding principal balance of the Loan shall bear interest at a rate per annum equal to the Interest Rate in effect for each Interest Accrual Period during the term hereof. The "INTEREST RATE" for any Interest Accrual Period shall be the rate of interest per annum equal to the sum of (i) the Applicable Spread plus (ii) the LIBO Rate in effect for such Interest Accrual Period.

         (B) DEFAULT RATE. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default and in any event from and after the Maturity Date of the Loan and until the Loan and all other Obligations are satisfied in full, the outstanding principal balance of the Loan and all other Obligations shall bear interest until paid in full at a rate per annum that is five percent (5.0%) in excess of the Interest Rate otherwise applicable under this Loan Agreement and the Note (the "DEFAULT RATE").

         (C) COMPUTATION OF INTEREST. Interest on the Loan and all other Obligations owing to Lender shall be computed on the basis of a 360-day year, and shall be charged for the actual number of days elapsed during any month or other accrual period. Interest shall be payable in arrears (except with respect to the number of days from the Payment Date in any Interest Accrual Period to the last day of such Interest Accrual Period as to which interest shall be payable in advance, if any).

         (D) INTEREST LAWS. Notwithstanding any provision to the contrary contained in this Loan Agreement or the other Loan Documents, the Borrowers shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("EXCESS INTEREST"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or in any of the other Loan Documents, then in such event: (1) the provisions of this subsection shall govern and control, (2) the Borrowers shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against either or both of the outstanding principal balance of the

Loan or accrued and unpaid interest thereunder (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "MAXIMUM RATE"), and this Loan Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) the Borrowers shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Loan Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall, to the extent permitted by law, remain at the Maximum Rate until Lender shall have received or accrued the amount of interest which Lender would have received or accrued during such period on Obligations had the rate of interest not been limited to the Maximum Rate during such period. If the Default Rate shall be finally determined to be unlawful, then the Interest Rate shall be applicable during any time when the Default Rate would have been applicable hereunder, provided however that if the Maximum Rate is greater or lesser than the Interest Rate, then the foregoing provisions of this paragraph shall apply.

         (E) LATE CHARGES. If an Event of Default regarding non-payment of principal, interest or other sums due hereunder or under any of the other Loan Documents shall occur, then the Borrowers shall pay to Lender, in addition to all sums otherwise due and payable, a late fee in an amount equal to five percent (5.0%) of such principal, interest or other sums due hereunder or under any other Loan Document, such late charge to be immediately due and payable without demand by Lender.

SECTION 2.3       INTEREST RATE CAP AGREEMENT.

         (A) As a condition to Closing, the Borrowers shall purchase and pledge and deliver to Lender an interest rate cap agreement satisfying the criteria set forth below (the "CAP"), and the Borrowers shall maintain such Cap in the possession of Lender, in full force and effect, until all Obligations are fully and finally repaid. The Cap (i) shall have a notional amount equal to the outstanding principal balance of the Loan calculated based upon the declining principal balance of the Loan scheduled to be outstanding over the term of such Cap taking into account scheduled principal amortization hereunder, (ii) shall provided that to the extent that the LIBO Rate exceeds six and one half percent (6.5%) per annum (the "CAP THRESHOLD RATE"), then the Cap Provider shall pay to Lender, on behalf of the Borrowers, not less than the amount of interest that would accrue on the Loan at a per annum rate equal to the difference between the LIBO Rate and the Cap Threshold Rate, (iii) shall be in form and substance reasonably satisfactory to Lender, (iv) shall have a term equal to the Initial Term of the Loan (or the applicable Extension Term), and (v) shall be issued by a financial institution (the "CAP PROVIDER") having a financial rating by S&P of at least "AA" (and at least an equivalent rating from each of the other Rating Agencies).

         (B) If at any time the financial rating assigned to any Cap Provider by S&P shall fall below AA- (or the equivalent rating for any other Rating Agency), the Borrowers shall be required to deliver a replacement Cap in substantially the form of the Cap delivered at Closing issued by a Cap Provider meeting the rating requirements for a Cap Provider under Section

2.3(A)(v), providing for a cap "strike price" not greater than the Cap Threshold Rate (a replacement Cap meeting all of the foregoing conditions, an "ACCEPTABLE REPLACEMENT CAP") within twenty (20) Business Days after receipt of notice from Lender or Servicer of such downgrade of the Cap Provider, together with an assignment of such Cap substantially in the form of the Assignment of Rate Cap and such Financing Statements and opinions of in-house or outside counsel to the Cap Provider as Lender may reasonably require each in form and substance acceptable to Lender. Notwithstanding the foregoing to the contrary, under no circumstances shall the Cap be terminated by the Borrowers prior to delivery of an Acceptable Replacement Cap, together with the required documentation with respect thereto, to Lender. If, for any reason, the Borrowers are unable to deliver a replacement Cap when required hereunder, then at or prior to the time when the replacement Cap is due hereunder, the Borrowers shall deliver to Lender cash security (such cash security together with any interest thereon, the "CAP RESERVE") in an amount sufficient to cover the amount of additional interest which Lender reasonably estimates may be incurred during the remaining term of the Loan (or remaining Extension Term then in effect) as a result of the LIBO Rate exceeding the Cap Threshold Rate, which Cap Reserve shall be held by Lender and applied to the Obligations in accordance with Section 6.1. Upon delivery of an Acceptable Replacement Cap reasonably acceptable to Lender, the remaining balance of the Cap Reserve shall be promptly returned to the Borrowers.

         (C) All payments made by the Cap Provider under the Cap shall be deposited directly by the Cap Provider into the Lock Box Account and applied in accordance with the Cash Management Agreement.

SECTION 2.4       PAYMENTS.

         (A) PAYMENTS OF INTEREST AND PRINCIPAL. The Borrowers shall make payments of interest and principal on the Note as follows:

                  (i) The Borrowers shall make a payment to Lender of interest only on the Closing Date for the first Interest Accrual Period;

                  (ii) On each Payment Date commencing with the Payment Date in December 2002, and on each Payment Date thereafter through but not including the Payment Date in December 2003, the Borrowers shall make a payment of interest on the Loan for the Interest Accrual Period immediately preceding each such Payment Date, and in addition shall make a payment of principal on the Loan in an amount equal to the lesser of (x) the Scheduled Mortgage Principal Payment or (y) Mortgage Lender's Percentage of all Excess Cash Flow; provided that the amount of Mortgage Lender's Percentage of the amount of any Release Price Excess for any Property released during such period shall be deemed applied (without duplication) in reduction of each of the Scheduled Mortgage Principal Payments next becoming due and payable under this clause (ii) and under clause (iii) of this Section 2.4(A) through the Scheduled Maturity Date (but not beyond) in an amount equal to (x) Mortgage Lender's Percentage of such Release Price Excess divided by (y) the number of such Scheduled Mortgage Principal Payments remaining through the Scheduled Maturity Date; and

                  (iii) On each Payment Date commencing with the Payment Date in December 2003, and on each Payment Date thereafter through the Maturity Date, the Borrowers shall make a payment of interest on the Loan for the Interest Accrual Period immediately preceding each such Payment Date, and in addition shall make a payment of principal on the Loan in an amount equal to the Scheduled Mortgage Principal Payment; provided that the amount of Mortgage Lender's Percentage of the amount of any Release Price Excess for any Property released during such period shall be deemed applied (without duplication) in reduction of each of the Scheduled Mortgage Principal Payments next becoming due and payable under this Section 2.4(A)(iii) through the Scheduled Maturity Date (but not beyond), or, if the subject Release occurs during an Extension Term, through the last Scheduled Mortgage Principal Payment to be made during that Extension Term (but not beyond) in an amount equal to (x) the Mortgage Lender's Percentage of such Release Price Excess divided by (y) the number of such Scheduled Mortgage Principal Payments remaining through the current Maturity Date; and

                  (iv) On each Payment Date prior to the Payment Date in December 2003, if Mortgage Lender's Percentage of Excess Cash Flow in any month exceeds the Scheduled Mortgage Principal Payment for such month, such excess amount shall be paid to Lender and applied to principal on the Loan until the amount of any Amortization Deficiency has been reduced to zero, and any remainder Excess Cash Flow thereafter shall be distributed in accordance with the terms of the Cash Management Agreement; and

                  (v) At any time the then Aggregate Outstanding Principal Balance is less than $90,812,257.80, Mortgage Lender's Percentage of Excess Cash Flow shall be paid to Lender and applied on each Payment Date in reduction of the principal balance of the Loan (which payment shall be made without the imposition of any Prepayment Consideration).

         (B) DATE AND TIME OF PAYMENT. The Borrowers shall receive credit for payments on the Loan which are transferred to the account of Lender as provided below (i) on the day that such funds are received by Lender if such receipt occurs by 2:00 p.m. (New York time) on such day, or (ii) on the next succeeding Business Day after such funds are received by Lender if such receipt occurs after 2:00 p.m. (New York time). Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day.

         (C) MANNER OF PAYMENT; APPLICATION OF PAYMENTS. The Borrowers promise to pay all of the Obligations relating to the Loan as such amounts become due or are declared due pursuant to the terms of this Loan Agreement. All payments by the Borrowers on the Loan shall be made without deduction, defense, set off or counterclaim and in immediately available funds delivered to Lender by wire transfer to such accounts at such banks as Lender may from time to time designate. Prior to an Event of Default, each payment shall be applied first to pay late charges and the charges and expenses of Lender, Servicer and any special servicer as provided hereunder, second to accrued and unpaid interest, and the balance to principal. Prior to an Event of Default, to the extent sufficient funds are contained in the Lock Box Account, or an Account or Sub-Account thereof, to make the required monthly payments to the applicable Reserves and Sub-Account on such Payment Date, the Borrowers shall be deemed to have satisfied its obligation to make such payments. Upon the occurrence and during the continuance of an Event of Default, payments shall be applied to the Obligations in such order as Lender shall determine in its sole and absolute discretion.

SECTION 2.5       MATURITY.

         (A) SCHEDULED MATURITY DATE. To the extent not sooner due and payable in accordance with the Loan Documents (and unless the Borrowers shall extend the term of the Loan for the First Extension Term, the Second Extension Term, or the Third Extension Term upon the terms and subject to the conditions of Section 2.5(B) below), the then outstanding principal balance of the Loan, all accrued and unpaid interest thereon (and including interest through the end of the Interest Accrual Period then in effect), and all other sums then owing to Lender hereunder and under the Note, the Deeds of Trust and the other Loan Documents, shall be due and payable on (i) the Scheduled Maturity Date or (ii) if the Borrowers shall have extended the term of the Loan for the First Extension Term, the Second Extension Term, or the Third Extension Term, upon the terms and subject to the conditions of Section 2.5(B) below, the applicable Maturity Date.

         (B) EXTENSION TERMS. The Borrowers may extend the term of the Loan for three extension terms of one year each (each, an "EXTENSION TERM", and, collectively the "EXTENSION TERMS"); (i) the first Extension Term (the "FIRST EXTENSION TERM") commencing on the day immediately following the Scheduled Maturity Date and ending (unless sooner terminated in accordance with the Loan Documents) on the first (1st) anniversary of the Scheduled Maturity Date, (ii) the second Extension Term (the "SECOND EXTENSION TERM") commencing on the day immediately following the last day of the First Extension Term and ending (unless sooner terminated in accordance with the Loan Documents) on the second
(2nd) anniversary of the Scheduled Maturity Date and (iii) the third Extension Term (the "THIRD EXTENSION TERM") commencing on the day immediately following the last day of the Second Extension Term and ending (unless sooner terminated in accordance with the Loan Documents) on the third (3rd) anniversary of the Scheduled Maturity Date; subject to the following terms and conditions, provided that subsections (iii) and (iv) shall not be conditions to the exercise of the First Extension Term:

                  (i) The Borrowers shall give Lender notice (an "EXTENSION NOTICE") of their request to extend the term of the Loan for the First Extension Term at any time not later than forty-five (45) days prior to the Scheduled maturity Date and for the Second Extension Term and the Third Extension Term, at least forty-five (45) days but not more than one hundred twenty (120) days prior to the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be;

                  (ii) With respect to the First Extension Term, no Event of Default under Sections 8.1(A) or (B) shall have occurred and be continuing as of the first (1st) day of the First Extension Term, and, with respect to the Second Extension Term and the Third Extension Term, no Event of Default shall have occurred and be continuing as of the date the Borrowers deliver the applicable Extension Notice or as of the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be;

                  (iii) The Debt Service Coverage Ratio for the trailing twelve (12) month period ended on the last day of the immediately preceding calendar quarter prior to the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be, is at least equal to the Minimum DSCR, and the Debt Yield for the twelve (12) month period ended on the last day of the immediately preceding calendar quarter prior to the expiration of the First Extension Term, or expiration of the Second Extension Term, as the case may be, is not less than 13.25%; provided however, if the Debt Service Coverage Ratio and/or the Debt Yield fail to satisfy such requirements, the Borrowers shall be entitled to make a principal prepayment of a portion of the Aggregate Outstanding Principal Balance (to be applied in accordance with the terms of the Cash Management Agreement) on the then current Maturity Date in an amount, as reasonably determined by Lender, sufficient to cause the Debt Service Coverage Ratio and/or the Debt Yield, as applicable, to satisfy such requirements based upon a recalculation thereof assuming that the prepayment amount were applied to reduce the Aggregate Outstanding Principal Balance as of the last day of the immediately preceding calendar quarter (and provided that the Prepayment Consideration shall be payable in connection with such prepayment);

                  (iv) Prior to the date the applicable Extension Term commences, the Borrowers shall deliver to Lender an extension fee equal to one quarter of one percent (.25%) of the outstanding principal balance of the Loan as of the date the applicable Extension Term commences for each of the Second Extension Term and the Third Extension Term;

                  (v) All of the conditions required to be satisfied for the extension of the Mezzanine Loan pursuant to
                           Section 2.5(B)(viii) thereof (whether or not the Mezzanine Loan is actually extended) shall have been satisfied;

                  (vi) The Borrowers shall execute all such documents and other agreements as Lender shall reasonably request;

                  (vii) The Borrowers shall deliver to Lender an extension of the Cap or a replacement Cap in form substantially the same as the Cap delivered at Closing covering the term of the applicable Extension Term, providing for a cap "strike price" (such "strike price", the "EXTENSION CAP THRESHOLD RATE") not greater than six and one-half percent (6.5%) per annum (it being acknowledged that the Borrowers may purchase an extension or replacement Cap for the applicable Extension Term with an Extension Cap Threshold Rate lower than such rate in order to satisfy the Debt Service Coverage Ratio requirement under Section 2.5(B)(iii) above) and otherwise satisfying the requirements of Section 2.3 together with an assignment of such replacement Cap substantially in the form of the Assignment of Rate Cap and such Financing Statements and opinions of in-house or outside counsel to the Cap Provider as Lender may reasonably require each in form and substance reasonably acceptable to Lender. The Borrowers shall be required to pay any and all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender (and by any Servicer and trustee in connection with any Securitization backed in whole or in part by the Loan) in connection with delivery of such extension or replacement Cap and all related documentation and opinions required above; and

                  (viii) The Borrowers shall have delivered evidence reasonably satisfactory to Lender that the environmental insurance, including mold coverage, in form and with coverages in effect as of the Closing Date has been renewed through the end of the applicable Extension Term.

SECTION 2.6       PREPAYMENT.

         (A) LIMITATION ON PREPAYMENT; PREPAYMENT CONSIDERATION DUE ON ACCELERATION. The Borrowers shall have no right to prepay the Loan in whole or part, except as expressly set forth in this Loan Agreement or the other Loan Documents. The Borrowers may prepay the Loan in whole, or, to the extent expressly provided herein, in part, at any time, provided that (i) the Borrowers shall provide to Lender not less than fifteen (15) days prior written notice of such prepayment, (ii) together with such prepayment the Borrowers also shall pay all accrued and unpaid interest and all other Obligations then due and owing and
(iii) if such prepayment occurs on any day other than a Payment Date, then together therewith the Borrowers also shall pay to Lender the amount of interest that would have accrued on the amount being prepaid from and including the date of such prepayment to the end of such Interest Accrual Period.

         (B) PREPAYMENT CONSIDERATION DUE. If any prepayment of all or any portion of the Loan shall occur on account of acceleration of the Loan (whether or not due to an Event of Default), or otherwise, then except only as expressly provided in this Loan Agreement or the other Loan Documents to the contrary, the Borrowers shall pay the Prepayment Consideration on the amount prepaid to Lender together with such prepayment, as liquidated damages and compensation for costs incurred, and in addition to all other amounts due and owing to Lender. Notwithstanding the foregoing, no Prepayment Consideration will be due as to a prepayment of the Loan in connection with (i) application of insurance or condemnation proceeds required by Lender pursuant to this Loan Agreement or the Deeds of Trust in the absence of an Event of Default, (ii) amortization payments made in accordance with Section 2.4(A), (iii) in connection with the first $36,324,903.12 of prepayments made in connection with one or more Releases (it being agreed that the Prepayment Consideration will be due with respect to all, or any portion of, a prepayment made in connection with a Release after the aggregate amount of all prepayments made in connection with Releases (other than Releases effectuated pursuant to Section 5.5(E)) exceeds $36,324,903.12, or (iv) upon prepayment of the Loan in full, on any date on or after the Payment Date occurring in October 2004, through the Scheduled Maturity Date (provided the amount of interest that would have accrued on the amount being prepaid from and including the date of such prepayment through the following Payment Date shall be payable with such prepayment). The foregoing designation of any amount of Prepayment Consideration in this Agreement shall not create a right to prepay at any time or in any circumstances where this Agreement does not expressly state that such a right exists. "PREPAYMENT CONSIDERATION" shall mean an amount equal to (i) prior to the Payment Date in December 2003, three percent (3%) of the Loan balance at the time of prepayment, and (ii) on and after the Payment Date in December

2003, but prior to the Payment Date in May 2004, two percent (2%) of the Loan balance at the time of prepayment, and (iii) thereafter through the Scheduled Maturity Date one percent (1%) of the Loan balance at the time of prepayment.

SECTION 2.7 OUTSTANDING BALANCE. The balance on Lender's books and records shall be presumptive evidence (absent manifest error) of the amounts owing to Lender by the Borrowers; provided that any failure to record any transaction affecting such balance or any error in so recording shall not limit or otherwise affect the Borrowers' obligation to pay the Obligations.

SECTION 2.8 TAXES. Any and all payments or reimbursements made hereunder or under the Note shall be made free and clear of and without deduction for any and all taxes, withholding taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto arising out of or in connection with the transactions contemplated by the Loan Documents (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (excluding taxes imposed on net income in accordance with the following sentence) herein "TAX LIABILITIES"). Notwithstanding the foregoing, the Borrowers shall not be liable for taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof. If the Borrowers shall be required by law to deduct any such Tax Liabilities (or amounts in estimation or reimbursement for the same) from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deduction, Lender receives an amount equal to the sum it would have received had no such deductions been made.

SECTION 2.9 REASONABLENESS OF CHARGES. The Borrower Parties agree that (i) the actual costs and damages that Lender would suffer by reason of an Event of Default (exclusive of the attorneys' fees and other costs incurred in connection with enforcement of Lender's rights under the Loan Documents) or a prepayment would be difficult and needlessly expensive to calculate and establish, and (ii) the amounts of the Default Rate, the late charges, and the Prepayment Consideration are reasonable, taking into consideration the circumstances known to the parties at this time, and (iii) such Default Rate and late charges and Lender's reasonable attorneys' fees and other costs and expenses incurred in connection with enforcement of Lender's rights under the Loan Documents shall be due and payable as provided herein, and (iv) such interest at the Default Rate, late charges, Prepayment Consideration, and the obligation to pay Lender's reasonable attorneys' fees and other enforcement costs do not, individually or collectively, constitute a penalty.

SECTION 2.10      FUNDING LOSSES/CHANGE IN LAW ETC.

         (A) The Borrowers hereby agree to pay to Lender any amount necessary to compensate Lender and any Funding Party for any losses or costs (including, without limitation, the costs of breaking any "LIBOR" contract, if applicable, or funding losses determined on the basis of Lender's or such Funding Party's reinvestment rate and the interest rate on the Loan) (collectively, "FUNDING LOSSES") sustained by Lender or any Funding Party: (i) if the Note, or any portion thereof, is repaid for any reason whatsoever on any date other than a Payment Date (including, without limitation, from condemnation or insurance proceeds); or (ii) as a consequence of (x) any increased cost of funds that Lender or any Funding Party may sustain in maintaining the borrowing evidenced hereby or (y) the reduction of any amounts received or receivable from the Borrowers, in either case, due to the introduction of, or any change in, law or applicable regulation or treaty adopted after the date hereof (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender or the Funding Party, as the case may be, with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority, agency or instrumentality having jurisdiction made as of the date hereof, to the extent Lender reasonably determines that such Funding Losses are allocable to the Loan.

         (B) If Lender or any Funding Party shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption of any other law, rule, regulation or guideline (including but not limited to any United States law, rule, regulation or guideline) regarding capital adequacy, or any change becoming effective in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any domestic or foreign governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by Lender or its holding company or a Funding Party or its holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency made after the date hereof, has or would have the effect of reducing the rate of return on the capital of Lender or its holding company, or of the Funding Party's or its holding company, as the case may be, then, upon demand by Lender, the Borrowers shall pay to Lender, from time to time, such additional amount or amounts as will compensate Lender or such Funding Party for any such reduction suffered.

         (C) Any amount payable by the Borrowers under Section 2.10(A) or 2.10(B) shall be paid to Lender within fifteen (15) Business Days after receipt by the Borrowers of a certificate signed by an officer of Lender setting forth the amount due and the basis for the determination of such amount in reasonable detail and the computations made by Lender to determine the amount due, which statement shall be conclusive and binding upon the Borrowers, absent manifest error. Failure on the part of Lender to demand payment from the Borrowers for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to the Borrowers prompt notice of any event described in Sections 2.10(A) or 2.10(B) above and of the amount to be paid as a result thereof, provided, however, any failure by Lender to so notify the Borrowers shall not affect the Borrower's obligation to make the payments to be made under this Section as a result thereof. All amounts which may become due and payable by the Borrowers in accordance with the provisions of this Section shall constitute additional interest under the Loan and shall be secured by the Deeds of Trust and the other Loan Documents.

         (D) If Lender or any Funding Party requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of clause (ii) of Sections 2.10(A) or 2.10(B), then, upon request of the Borrowers, Lender or such Funding Party shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the

Loan to eliminate, mitigate or reduce amounts that would otherwise be payable by the Borrowers under the foregoing provisions, provided that such action would not be otherwise prejudicial to Lender or such Funding Party, including, without limitation, by designating another of Lender's or such Funding Party's offices, branches or affiliates; the Borrowers hereby agreeing to pay all reasonably incurred costs and expenses incurred by Lender or any Funding Party in connection with any such action.

SECTION 2.11 SERVICING/SPECIAL SERVICING. Lender may change the Servicer from time to time without the consent of the Borrowers, on prior written notice to the Borrowers. The Borrowers expressly acknowledge and agree that the Servicer's fees (the "SERVICING FEE"), which shall in no event exceed .05% per annum on the outstanding principal balance of the Loan, payable in monthly installments, and if the Loan becomes a specially serviced loan, any fees of the special servicer, shall be payable by the Borrowers and shall constitute a portion of the Obligations; provided, however, that at no time shall the Borrowers be liable for Servicing Fees or special servicing fees in excess of those fees charged to Lender by the Servicer or any special servicer.

                                   ARTICLE III
                               CONDITIONS TO LOAN

SECTION 3.1 CONDITIONS TO FUNDING OF THE LOAN ON THE CLOSING DATE. The obligations of Lender to fund the Loan are subject to the prior or concurrent satisfaction or waiver of the conditions set forth below, and to satisfaction of any other conditions specified herein or elsewhere in the Loan Documents. With respect to facts and circumstances actually known to Lender at Closing, by funding the Loan Lender shall be deemed to have acknowledged that each of the conditions set forth below has been satisfied or waived (except as otherwise set forth in any other agreement in writing between the Borrowers and Lender). Where in this Section any documents, instruments or information are to be delivered to Lender, then the condition shall not be satisfied unless (i) the same shall be in form and substance satisfactory to Lender, and (ii) if so required by Lender, the Borrowers shall deliver to Lender a certificate duly executed by the Borrowers stating that the applicable document, instrument or information is true and complete and does not omit to state any information without which the same might reasonably be deemed materially misleading.

         (A) LOAN DOCUMENTS. On or before the Closing Date, the Borrowers shall execute and deliver and cause to be executed and delivered to Lender all of the Loan Documents specified in SCHEDULE 3.1(A), together with such other Loan Documents as may be reasonably required by Lender, each, unless otherwise noted, of even date herewith, duly executed, in form and substance satisfactory to Lender and in quantities designated by Lender (except for the Note, of which only one shall be signed), which Loan Documents shall become effective upon the Closing.

         (B) DEPOSITS. The deposits required herein, including without limitation, the initial deposits into the Reserves and Accounts, shall have been made (and at the Borrowers' option, the same may be made from the proceeds of the Loan).

         (C) PERFORMANCE OF AGREEMENTS, TRUTH OF REPRESENTATIONS AND WARRANTIES. Each Borrower Party and all other Persons executing any agreement on behalf of any Borrower

Party shall have performed in all material respects all agreements which this Loan Agreement provides shall be performed on or before the Closing Date. The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Closing Date.

         (D) CLOSING CERTIFICATE. On or before the Closing Date, Lender shall have received certificates of even date herewith executed on behalf of each Borrower by the chief financial officer (or similar officer of the Borrowers) stating that: (i) on such date, to the Borrowers' Knowledge no Default exists; (ii) no material adverse change in the financial condition or operations of the business of the Borrowers or the projected cash flow of the Borrowers or the Properties has occurred since the delivery to Lender of any financial statements, budgets, proformas, or similar materials (or if there has been any change, specifying such change in detail), and that, to the Borrowers' Knowledge after due inquiry, such financial materials fairly present the financial condition and results of operations of the Borrowers and the Properties, and all other materials delivered to Lender are complete and accurate in all material respects; and (iii) the representations and warranties set forth in this Loan Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date (or if any such representations or warranties require qualification, specifying such qualification in detail) and (iv) to the Borrowers' Knowledge, there are no material facts or conditions concerning the Properties or any Borrower Party that have not been disclosed to Lender which could have a Material Adverse Effect.

         (E) OPINIONS OF COUNSEL. On or before the Closing Date, Lender shall have received from Cadwalader, Wickersham & Taft or other legal counsel for the Borrowers satisfactory to Lender, written legal opinions, each in form and substance acceptable to Lender, as to such matters as Lender shall request, including opinions to the effect that (i) each of the Borrower Parties is duly formed, validly existing, and in good standing in its state of organization and, in the case of each Borrower, in each state where its Property is located, (ii) this Loan Agreement and the Loan Documents have been duly authorized, executed and delivered and are enforceable in accordance with their terms subject to customary qualifications for bankruptcy, general equitable principles, and other customary assumptions and qualifications; (iii) the Deposit Account Agreement and Cash Management Agreement have been duly authorized, executed and delivered by Borrower and Manager and are enforceable in accordance with their terms and the security interests in favor of Lender in the Account Collateral have been validly created and perfected; and (iv) no Borrower, Member or General Partner would be consolidated in any bankruptcy proceeding affecting Guarantor or certain other Affiliates of the Borrower Parties specified by Lender. Also on or before the Closing Date, Lender shall have received the following legal opinions, each in form and substance acceptable to Lender: (a) an opinion of the Borrowers' local counsel in each state where the Properties are located as to the enforceability of, and the creation and perfection of Liens under, the Deeds of Trust and the Assignments of Leases and such other matters as Lender may reasonably request; (b) an opinion of counsel to the Cap Provider (which may be in-house counsel) that the Cap has been duly authorized, executed and delivered by the Cap Provider and is enforceable in accordance with its terms and such other matters as Lender may reasonably request; (c) opinions of Richards, Layton & Finger or other Delaware legal counsel, acceptable to Lender, for each Borrower that is a single member limited liability company formed under the laws of the State of Delaware that, among other matters, (1) under Delaware law (x) the prior unanimous written consent of Member (and the unanimous written consent of the board of directors of Member including the Independent Directors) would be required for a voluntary bankruptcy filing by each such Borrower, (y) the prior unanimous written consent of the board of directors of Member (including the Independent Directors), or the unanimous prior written consent of the board of managers' of each Borrower, including the Independent Directors' would be required for a voluntary bankruptcy filing by Member, (z) such unanimous consent requirements are enforceable against Member in accordance with their terms; (2) under Delaware law the bankruptcy or dissolution of Member would not cause the dissolution of any of the Borrowers and the bankruptcy or dissolution of the sole shareholder or member would not cause the dissolution of Member; (3) under Delaware law, creditors of Member shall have no legal or equitable remedies with respect to the assets of any of the Borrowers and creditors of Guarantor shall have no legal or equitable remedies with respect to the assets of Member; and (4) a federal bankruptcy court would hold that Delaware law governs the determination of what Persons have authority to file a voluntary bankruptcy petition on behalf of each Borrower and Member; and (d) such other legal opinions as Lender may reasonably request.

         (F) TITLE POLICIES. On or before the Closing Date, Lender shall have received and approved pro forma Title Policies for the Deeds of Trust, and as of the Closing, each Title Company shall be irrevocably committed and prepared immediately to issue the Title Policies or binding commitments. The Title Policies shall be in form and substance satisfactory to Lender. Without limitation, each Title Policy shall be issued on an ALTA form acceptable to Lender by each Title Company or if an ALTA form is not available in the applicable jurisdiction, another form acceptable to Lender, together with such reinsurance and direct access agreements as Lender may require, insuring that the Deeds of Trust are valid first and prior enforceable liens on each Borrower's fee simple interest or ground leasehold interest, as the case may be, in the applicable Property (including any easements appurtenant thereto) subject only to such exceptions to coverage as are acceptable to Lender, including the Permitted Exceptions. Each Title Policy shall contain such endorsements as Lender may require (to the extent available in the state where the Properties is located) in form acceptable to Lender, including deletion of the creditors' rights exception and affirmative endorsement coverage for creditors' rights risks.

         (G) SURVEY. Lender shall have received a survey of each of the Properties, certified to Lender and its successors, assigns and designees and to each Title Company by a surveyor reasonably satisfactory to Lender (the "SURVEY"). Each Survey shall contain the minimum detail for land surveys as most recently adopted by ALTA/ASCM, shall comply with Lender's survey requirements and shall contain Lender's standard form certification, and shall show no state of facts or conditions reasonably objectionable to Lender.

         (H) ZONING. On or before the Closing Date, Lender shall have received evidence reasonably satisfactory to Lender as to the zoning and subdivision compliance of each of the Properties.

         (I) CERTIFICATES OF FORMATION AND GOOD STANDING. On or before the Closing Date, Lender shall have received copies of the organizational documents and filings of each Borrower Party, together with good standing certificates (or similar documentation) (including verification of tax status) from the state of its formation and from all states in which the laws thereof require such Person to be qualified and/or licensed to do business (including without limitation, each state in which the Properties are located for the applicable Borrower(s) and, to the extent required by law, Member and General Partner). Each such certificate shall be dated not more than 30 days prior to the Closing Date, as applicable, and certified by the applicable Secretary of State or other authorized governmental entity. In addition, on or before the Closing Date the secretary or corresponding officer of each Borrower Party, or the secretary or corresponding officer of the partner, trustee, or other Person as required by such Borrower Party's organizational documents (as the case may be, the "BORROWER PARTY SECRETARY") shall have delivered to Lender a certificate stating that the copies of the organizational documents as delivered to Lender are true and complete and are in full force and effect, and that the same have not been amended except by such amendments as have been so delivered to Lender.

         (J) CERTIFICATES OF INCUMBENCY AND RESOLUTIONS. On or before the Closing Date, Lender shall have received certificates of incumbency and resolutions of each Borrower Party and its constituents as requested by Lender, approving and authorizing the Loan and the execution, delivery and performance of the Loan Documents, certified as of the Closing Date by the Borrower Party Secretary as being in full force and effect without modification or amendment.

         (K) FINANCIAL STATEMENTS. On or before the Closing Date, Lender shall have received such financial statements and other financial information as shall be satisfactory to Lender for each Borrower Party (including for each Guarantor) and for the Properties. If any such statements are not available for the Properties, then the Borrowers shall provide such financial reports as are available. All such financial statements shall be certified to Lender by the applicable Borrower Party (through its chief financial officer or other officer charged with similar duties), which certification shall be in form and substance reasonably satisfactory to Lender.

         (L) OPERATING AND CAPEX/FF&E BUDGETS; CAPITAL IMPROVEMENT PLAN. On or before the Closing Date, Lender shall have received and approved the Operating Budget and CapEx/FF&E Budget for the Properties for the remainder of the current calendar year and the Capital Improvement Plan for the Properties.

         (M) AGREEMENTS. On or before the Closing Date, Lender shall have received a list of all Material Agreements and, to the extent requested by Lender, copies thereof.

         (N) MANAGEMENT AGREEMENT; FRANCHISE AGREEMENT. On or before the Closing Date, Lender shall have received copies of the Management Agreements and any leasing brokerage agreements pertaining to the Properties and the Assignments of Management Agreements, duly executed by each Manager and the Borrowers. On or before the Closing Date, Lender shall have received copies of the existing Franchise Agreements and each Franchisor Letter (including any Property Improvement Plan) duly executed by the applicable Franchisor and, if applicable, such additional Franchise Agreement (or commitment to issue such Franchise Agreement), together with Franchisor Letters (including any Property Improvement Plan) duly executed by the Franchisors.

         (O) RENT ROLL. Prior to the Closing, Lender shall have received from the Borrowers a rent roll for each of the Properties (collectively, the "RENT ROLL"), certified by the Borrowers, and in form and substance satisfactory to Lender. The Rent Roll shall constitute a true, correct, and complete list of each and every Material Lease, together with all extensions and amendments thereof, and shall accurately and completely disclose all annual and monthly rents payable by all tenants, including all percentage rents, if any, and expiration dates of such Material Leases, and the amount of security deposit being held by the Borrowers under each Material Lease, if any.

         (P) MATERIAL LEASES. Prior to the Closing, Lender shall have received true, correct and complete copies of the Material Leases, as amended.

         (Q) LICENSES, PERMITS AND APPROVALS. On or before Closing Date, Lender shall have received copies of the final, unconditional certificates of occupancy issued with respect to each of the Properties, together with all other applicable licenses (including, without limitation, each liquor license and beer permit), permits and approvals required for each Borrower to own, use, occupy, operate and maintain each of the Properties as a hotel.

         (R) INSURANCE POLICIES AND ENDORSEMENTS. On or before the Closing Date, Lender shall have received copies of certificates of insurance (dated not more than 20 days prior to the Closing Date) regarding insurance required to be maintained under this Loan Agreement and the other Loan Documents, together with endorsements satisfactory to Lender naming Lender as an additional insured and loss payee, as required by this Loan Agreement, under such policies. In addition, as to any insurance matters arising under Environmental Laws or pertaining to any environmental insurance that any of the Borrowers has with respect to any Property, the same shall be endorsed to Lender as required by this Loan Agreement and shall name Lender as an insured, additional insured and/or loss payee, as applicable.

         (S) ENVIRONMENTAL ASSESSMENT. Lender shall have received the Environmental Reports relating to each of the Properties, together with a letter from each preparer thereof entitling Lender and its successors and assigns to rely upon said Environmental Report.

         (T) PROPERTY CONDITION REPORTS. On or before the Closing Date, Lender shall have received a property condition report for each of the Properties, which shall be prepared by an engineer or other consultant satisfactory to Lender and otherwise shall be in form and substance satisfactory to Lender in its sole discretion. Each such report shall set forth any items of deferred maintenance at the applicable Property.

         (U) APPRAISAL. On or before the Closing Date, Lender shall have received an independent appraisal of each of the Properties from a state certified appraiser engaged by Lender. Each such appraisal shall conform in all respects to the criteria for appraisals set forth in the Financial Institutions Reform and Recovery Act of 1989 and the regulations promulgated thereunder (as if Lender were an institution under the jurisdiction thereof) and the Uniform Standards of Professional Appraisal Practices of the Appraisal Foundation.

         (V) SEARCHES. Prior to the Closing Date, Lender shall have received copies of Uniform Commercial Code, judgment, lien, bankruptcy and litigation search reports with respect to the Borrowers, Guarantor, Managers, General Partner and Member, all dated not more than thirty (30) days prior to the Closing Date.

         (W)      DOCUMENTATION REGARDING APPLICATION OF PROCEEDS. At least two
(2) days prior to the Closing Date, Lender shall have received payoff demand letters and wiring instructions from each lender or other obligee of any existing indebtedness which is required to be repaid pursuant to this Loan Agreement.

         (X) LEGAL FEES; CLOSING EXPENSES. The Borrowers shall have paid any and all reasonable legal fees and expenses of counsel to Lender, together with all recording fees and taxes, title insurance premiums, and other reasonable costs and expenses related to the Closing.

         (Y) COMMITMENT CONDITIONS. If a commitment letter or similar agreement shall have been issued by Lender for the Loan, such additional conditions as shall be specified in such commitment shall have been satisfied.

         (Z) OTHER REVIEW. Lender shall have completed all other review of the Borrower Parties, the Properties, and such other items as it reasonably determines relevant, and shall have determined based upon such review to fund the Loan. The Borrower Parties shall have satisfied such other reasonable criteria as Lender may reasonably specify.

         (AA) GROUND LEASES; GROUND LESSOR ESTOPPELS. On or before the Closing Date, Lender shall have received (i) true and complete copies of each of the Ground Leases, certified by the Borrowers, and (ii) estoppels and agreements substantially in the form of EXHIBIT H, or otherwise reasonably acceptable to Lender, duly executed by each Ground Lessor.

         (BB) MORTGAGED CONDOMINIUM PROPERTY AGREEMENTS. On or before the Closing Date, Lender shall have received an estoppel and agreement of the Board of Managers in form and substance reasonably acceptable to Lender.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Loan Agreement and to make the Loan, each Borrower represents and warrants to Lender that the statements set forth in this Article IV, after giving effect to the Closing, will be, true, correct and complete in all material respects as of the Closing Date.

SECTION 4.1 ORGANIZATION, POWERS, CAPITALIZATION, GOOD STANDING, BUSINESS.

         (A) ORGANIZATION AND POWERS. Each Borrower Party is duly organized, validly existing and in good standing under the laws of the state of its formation. Each Borrower Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to enter into each Loan Document to which it is a party and to perform the terms thereof.

         (B) QUALIFICATION. Each Borrower Party is duly qualified and in good standing in the state of its formation. In addition, each Borrower Party is duly qualified and in good standing in each state where necessary to carry on its present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

         (C) ORGANIZATION. The organizational chart set forth as SCHEDULE 4.1(C) accurately sets forth the direct and indirect ownership structure of the Borrowers, General Partners and Members.

SECTION 4.2 AUTHORIZATION OF BORROWING, ETC.

         (A) AUTHORIZATION OF BORROWING. The Borrowers have the power and authority to incur the Indebtedness evidenced by the Note. The execution, delivery and performance by each Borrower Party of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company, partnership, trustee, corporate or other action, as the case may be.

         (B) NO CONFLICT. The execution, delivery and performance by each Borrower Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate (x) any provision of law applicable to any Borrower Party; (y) the partnership agreement, certificate of limited partnership, certificate of incorporation, bylaws, declaration of trust, operating agreement or other organizational documents, as the case may be, of each Borrower Party; or (z) any order, judgment or decree of any Governmental Authority binding on any Borrower Party or any of its Affiliates; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower Party or any of its Affiliates (except where such breach will not cause a Material Adverse Effect); (3) result in or require the creation or imposition of any material Lien (other than the Lien of the Loan Documents) upon the Properties or assets of any Borrower Party; or (4) except as set forth on SCHEDULE 4.2, require any approval or consent of any Person under any material Contractual Obligation of any Borrower Party, which approvals or consents have been obtained on or before the dates required under such material Contractual Obligation, but in no event later than the Closing Date.

         (C) GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower Party of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

         (D) BINDING OBLIGATIONS. This Loan Agreement is, and the Loan Documents, including the Note, when executed and delivered will be, the legally valid and binding obligations of each Borrower Party that is a party thereto, enforceable against each of the Borrower Parties, as applicable, in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditor's rights. No Borrower Party has any defense or offset to any of its obligations under the Loan Documents to which it is a party. No Borrower Party has any claim against Lender or any Affiliate of Lender.

SECTION 4.3 FINANCIAL STATEMENTS. To the Borrowers' Knowledge after due inquiry, all financial statements concerning any of the Borrowers, their Affiliates and the Properties which have been furnished by or on behalf of the Borrowers to Lender pursuant to this Loan Agreement have been prepared in accordance with GAAP consistently applied (except as disclosed therein) and present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. Since the date of the financial statements delivered to Lender, there has been no material adverse change in the financial condition, operations or business of the Borrower Parties or the Properties from that set forth in said financial statements.

SECTION 4.4 INDEBTEDNESS AND CONTINGENT OBLIGATIONS. As of the Closing, except as previously disclosed to and approved by Lender in writing and set forth on
SCHEDULE 4.4, the Borrowers shall have no outstanding Indebtedness or Contingent Obligations other than the Obligations or any other Permitted Indebtedness.

SECTION 4.5 TITLE TO THE PROPERTIES. The Borrowers have good and marketable fee simple title (or, in the case of the Ground Leased Properties, leasehold title) to the Properties, free and clear of all Liens except for the Permitted Encumbrances. The Borrowers own and will own at all times all FF&E relating to the Properties (other than personal property which is either owned by tenants of such Property, not used or necessary for the operation of the applicable Property, or leased by the Borrowers as permitted hereunder), subject only to the Permitted Encumbrances. The Deeds of Trust, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first lien on each of the Properties, subject only to the Permitted Encumbrances, and (ii) perfected first priority security interests in and to, and perfected collateral assignments of, all personalty (including the Rents and the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. Lender will have a perfected first priority security interest in and to the FF&E owned by the Borrower, if any, not located at the Properties. To the Borrowers' Knowledge, except as set forth in SCHEDULE 4.5, there are no proceedings in condemnation or eminent domain affecting any of the Properties, and to the actual knowledge of the Borrower, none is threatened. No Person has any option or other right to purchase all or any portion of any of the Properties or any interest therein. To the Borrowers' Knowledge, there are no mechanic's, materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Properties which are or will be liens prior to, or equal or coordinate with, the lien of any of the Deeds of Trust. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Deeds of Trust and this Loan Agreement, materially and adversely affect the value of any of the Properties, impair the use or operations of the Properties or impair the Borrower's ability to pay its obligations in a timely manner.

SECTION 4.6 ZONING; COMPLIANCE WITH LAWS. Except as set forth on SCHEDULE 4.6, to the Borrower's Knowledge, the Properties and the use thereof comply in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, rules and regulations applicable to the Properties, or any of them, including without limitation the Americans with Disabilities Act. To the Borrowers' knowledge, there are no illegal activities relating to controlled substances on any of the Properties. All material permits, licenses and certificates for the lawful use, occupancy and operation of each component of each of the Properties in the manner in which it is currently being used, occupied and operated, including, but not limited to liquor licenses and certificates of occupancy, or the equivalent, have been obtained and are current and in full force and effect. To the Borrower's Knowledge, except as disclosed on SCHEDULE 4.6, in the event that all or any part of the Improvements located on any

Property is destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits, other than customary demolition, building and other construction related permits. To the Borrowers' Knowledge, no legal proceedings are pending or threatened with respect to the zoning of any Property. To the Borrowers' Knowledge, except as set forth in the Title Policies and/or the Surveys, neither the zoning nor any other right to construct, use or operate any Property is in any way dependent upon or related to any real estate other than such Property. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by the Borrowers with respect to any Property without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

SECTION 4.7 LEASES; AGREEMENTS.

         (A) LEASES; AGREEMENTS. To the Borrowers' Knowledge, it has delivered to Lender true and complete copies (in all material respect) of all
(i) Leases and (ii) Material Agreements affecting the operation and management of the Properties, and such Leases and Material Agreements have not been modified or amended except pursuant to amendments or modifications delivered to Lender. Except for the rights of each of the current Managers pursuant to the existing Management Agreements, no Person has any right or obligation to manage any of the Properties or to receive compensation in connection with such management. Except for the parties to any leasing brokerage agreement that has been delivered to Lender, no Person has any right or obligation to lease or solicit tenants for the Properties, or (except for cooperating outside brokers) to receive compensation in connection with such leasing.

         (B) RENT ROLL, DISCLOSURE. A true and correct copy of the Rent Roll is attached hereto as SCHEDULE 4.7(B) and, except for the Material Leases described in the Rent Roll, none of the Properties are subject to any Material Leases. Except only as specified in the Rent Roll, or as otherwise disclosed to Lender in the estoppel certificates delivered to Lender at Closing, to the Borrowers' Knowledge, (i) the Material Leases are in full force and effect; (ii) the Borrowers have not given any notice of default to any tenant under any Lease which remains uncured; (iii) no tenant has any set off, claim or defense to the enforcement of any Lease; (iv) no tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Material Lease, or is materially in default in the performance of any other obligations under such Material Lease; (v) the Borrowers have completed all work or alterations required of the landlord or lessor under each Material Lease, and all of the other obligations of landlord or lessor under the Material Lease have been performed; and (vi) there are no rent concessions (whether in form of cash contributions, work agreements, assumption of an existing tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll. There are no legal proceedings commenced (or, to the Knowledge of the Borrowers, threatened) against the Borrowers by any tenant or former tenant. No rental in excess of one month's rent has been prepaid under any of the Material Leases. To the Borrowers' Knowledge, each of the Material Leases is valid and binding on the parties thereto in accordance with its terms.

         (C) NO RESIDENTIAL UNITS. There are no residential units in any of the Properties and, to each Borrower's Knowledge, no person (other than a site manager employed by Manager) occupies any part of the Properties for dwelling purposes other than on a transient basis.

         (D) MANAGEMENT AGREEMENT. The Borrowers have delivered to Lender a true and complete copy of each of the Management Agreements to which they are a party that will be in effect on the Closing Date, and such Management Agreements have not been modified or amended except pursuant to amendments or modifications delivered to Lender. The Management Agreements are in full force and effect and no default by any of the Borrowers or Manager exists thereunder.

         (E) FRANCHISE AGREEMENT. The Borrowers have delivered to Lender a true and complete copy of each of the Franchise Agreements to which they are a party, and such Franchise Agreements have not been modified or amended except pursuant to amendments or modification delivered to Lender. To the Borrowers' Knowledge, (i) the applicable Franchise Agreements are in full force and effect and (ii) except as set forth on SCHEDULE 4.7(E), no material default by the Borrowers, Manager or the applicable Franchisor exists thereunder.

SECTION 4.8 CONDITION OF THE PROPERTIES. To each Borrower's Knowledge, except as set forth in the property condition report for the Properties delivered to Lender, all Improvements including, without limitation, the roof and all structural components, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior doors, parking facilities, sidewalks and landscaping are in working condition and repair. Except as disclosed in the Property Condition Reports, (i) the Borrowers are not aware of any latent or patent structural or other material defect or deficiency in the Properties and, (ii) to the Borrower's Knowledge, city water supply, storm and sanitary sewers, and electrical, gas (if applicable) and telephone facilities are available to each of the Properties within the boundary lines of each of the Properties (except as may be shown on the applicable Survey), are fully connected to the Improvements and are fully operational, are sufficient to meet the reasonable needs of each of the Properties as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of each of the Properties as now used or presently contemplated. Except as may be shown on the applicable Survey, to the Borrowers' Knowledge no part of any of the Properties is within a flood plain and none of the Improvements create encroachment over, across or upon the Properties' boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. All public roads and streets necessary for service of and access to each of the Properties for the current and contemplated uses thereof have been completed and are serviceable and are physically and legally open for use by the public. To the Borrowers' Knowledge after due inquiry, and except as disclosed in the Property Condition Reports, any septic system located at any of the Properties is in good and safe condition and repair and in compliance with all applicable law.

SECTION 4.9 LITIGATION; ADVERSE FACTS. Except as set forth on SCHEDULE 4.9, to the Borrowers' Knowledge after due inquiry, there are no judgments outstanding against any Primary Borrower Party, or affecting any of the Properties or any property of any Borrower, nor is there any action, charge, claim, demand, suit proceeding, petition, governmental investigation or arbitration now pending or threatened against any Primary Borrower Party that could

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reasonably be expected to result in a Material Adverse Effect. To the Borrowers'
Knowledge after due inquiry, the actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on SCHEDULE
4.9 are not reasonably expected to result, either individually or in the aggregate, in any Material Adverse Effect.

SECTION 4.10 PAYMENT OF TAXES. All federal, state and local tax returns and reports of each Primary Borrower Party required to be filed have been timely filed (or each Borrower has timely filed for an extension and the applicable extension has not expired), and all taxes, assessments, fees and other governmental charges (including any payments in lieu of taxes) upon such Person and upon its properties, assets, income and franchises which are due and payable have been paid. To the Borrowers' Knowledge, there is not presently pending any special assessment against any of the Properties or any part thereof.

SECTION 4.11 ADVERSE CONTRACTS. Except for the Loan Documents, none of the Primary Borrower Parties is a party to or bound by, nor is any property of such Person subject to or bound by, any contract or other agreement which restricts such Person's ability to conduct its business in the ordinary course as currently conducted that, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

SECTION 4.12 PERFORMANCE OF AGREEMENTS. To the Borrowers' Knowledge, no Borrower Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Person which could reasonably be expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default which could reasonably be expected to have a Material Adverse Effect.

SECTION 4.13 GOVERNMENTAL REGULATION. No Primary Borrower Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

SECTION 4.14 EMPLOYEE BENEFIT PLANS. Except as set forth on SCHEDULE 4.14, no Primary Borrower Party maintains or contributes to, or has any obligation (including a contingent obligation) under, any Employee Benefit Plans.

SECTION 4.15 BROKER'S FEES. No broker's or finder's fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Primary Borrower Party with respect to the making of the Loan or any of the other transactions contemplated hereby or by any of the Loan Documents. The Borrowers shall indemnify, defend, protect, pay and hold Lender harmless from any and all broker's or finder's fees claimed to be due in connection with the making of the Loan arising from any Borrower Parties' actions.

SECTION 4.16 INTENTIONALLY DELETED.

SECTION 4.17 SOLVENCY. The Borrowers (a) have not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of each Borrower's assets exceed and will, immediately

                                       45

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following the making of the Loan, exceed such Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and Contingent Obligations. The fair saleable value of each Borrower's assets is and will, immediately following the making of the Loan, be greater than the Borrower's probable liabilities, including the maximum amount of its Contingent Obligations on its debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrowers do not intend to, and do not believe that they will, incur Indebtedness and liabilities (including Contingent Obligations and other commitments) beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Borrowers and the amounts to be payable on or in respect of obligations of the Borrowers).

SECTION 4.18 DISCLOSURE. No financial statements furnished to Lender by or on behalf of any Primary Borrower Party contains any untrue representation, warranty or statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein not misleading. No Loan Document or any other document, certificate or written statement for use in connection with the Loan and prepared by any Borrower Party, or any information provided by any Borrower Party and contained in, or used in preparation of, any document or certificate for use in connection with the Loan, contains any untrue representation, warranty or statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no material fact actually known to the Borrowers that has had or will have a Material Adverse Effect and that has not been disclosed in writing to Lender by the Borrowers.

SECTION 4.19 USE OF PROCEEDS AND MARGIN SECURITY. The Borrowers shall use the proceeds of the Loan only for the purposes set forth herein and consistent with all applicable laws, statues, rules and regulations. No portion of the proceeds of the Loan shall be used by the Borrowers or any Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System.

SECTION 4.20 INSURANCE. Set forth on SCHEDULE 4.20 is a complete and accurate description of all policies of insurance for each Borrower that are in effect as of the Closing Date. No notice of cancellation has been received with respect to such policies, and, to each Borrower's Knowledge, the Borrowers are in compliance with all conditions contained in such policies.

SECTION 4.21 SEPARATE TAX LOTS. Each of the Properties are comprised of one (1) or more parcels which constitute separate tax lots. No part of any of the Properties is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any of the Properties.

SECTION 4.22 INVESTMENTS. The Borrowers have no (i) direct or indirect interest in, including without limitation stock, partnership interest or other securities of, any other Person, or (ii) direct or indirect loan, advance or capital contribution to any other Person, including all indebtedness and accounts receivable from that other Person.

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

SECTION 4.23 RESERVED.

SECTION 4.24 DEFAULTS. To the Borrowers' Knowledge, except as disclosed to Lender in writing, no Default exists.

SECTION 4.25 NO PLAN ASSETS. No Primary Borrower Party is or will be (i) an employee benefit plan as defined in Section 3(3) of ERISA which is subject to ERISA, (ii) a plan as defined in Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, or (iii) an entity whose underlying assets constitute "plan assets" of any such employee benefit plan or plan for purposes of Title I of ERISA of Section 4975 of the IRC; provided that, in making such representation, the Borrowers have assumed that (i) no portion of the Loan shall be funded with plan assets of any employee benefit plan that is subject to Title I of ERISA or any plan that is covered by Section 4975 of the Code unless the Lender is eligible to apply one or more exemptions such that the Loan will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or that could subject a Borrower Party or its Affiliates to an excise tax under Section 4975 of the IRC; and (ii) such assumption in the preceding clause is true and correct with respect to any party to which Lender transfers or assigns any portion of the Loan.

SECTION 4.26 GOVERNMENTAL PLAN. No Primary Borrower Party is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with the Borrowers are not and will not be subject to state statutes applicable to the Borrowers' regulating investments of and fiduciary obligations with obligations with respect to governmental plans.

SECTION 4.27 NOT FOREIGN PERSON. No Primary Borrower Party is a "foreign person" within the meaning of Section 1445(f)(3) of the IRC.

SECTION 4.28 NO COLLECTIVE BARGAINING AGREEMENTS. Except as set forth on
SCHEDULE 4.28, no Primary Borrower Party is a party to any collective bargaining agreement.

SECTION 4.29 MORTGAGED CONDOMINIUM DOCUMENTS.

         (A) The Borrowers have delivered true and correct copies of each of the Mortgaged Condominium Documents to Lender and same have not been modified, amended or assigned except as set forth on SCHEDULE 4.29, and to the Borrowers' Knowledge, there are no other material documents or agreements affecting the Condominium Borrower's interest in the Mortgaged Condominium Property.

         (B) Each of the Mortgaged Condominium Property Documents is in full force and effect and, to the Condominium Borrower's Knowledge, no breach or default, or event that, with the giving of notice or the passage of time or both would constitute a breach or default, under any of the Mortgaged Condominium Property Documents (a "CONDOMINIUM DEFAULT") exists or has occurred on the part of the Condominium Borrower or on the part of any other party to any of the Mortgaged Condominium Property Documents.

SECTION 4.30 GROUND LEASES

         (A) Each Ground Lease contains the entire agreement of the Ground Lessor and the applicable Borrower pertaining to each Ground Leased Property covered thereby. The

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Borrowers have no estate, right, title or interest in or to the Ground Leased
Properties except under and pursuant to the Ground Leases. The Borrowers have delivered true and correct copies of each of the Ground Leases to Lender and the Ground Leases have not been modified, amended or assigned except as set forth on
SCHEDULE 4.30.

         (B) To the knowledge of the Borrowers, each Ground Lessor is the exclusive fee simple owner of its Ground Leased Property, subject only to the Ground Lease and the Permitted Encumbrances, and each Ground Lessor is the sole owner of the lessor's interest in the applicable Ground Lease.

         (C) There are no right to terminate any Ground Lease other than any Ground Lessor's right to terminate by reason of default, casualty, condemnation or other reasons, in each case as expressly set forth in the applicable Ground Lease.

         (D) Each Ground Lease is in full force and effect and to the Borrowers' knowledge, no breach or default or event that with the giving of notice or passage of time would constitute a breach or default under any Ground Lease (a "GROUND LEASE DEFAULT") exists or has occurred on the part of the Borrowers or on the part of any Ground Lessor under any Ground Lease. The Borrowers have not received any written notice that a Ground Lease Default has occurred or exists, or that any Ground Lessor or any third party alleges the same to have occurred or exist.

         (E) The applicable Borrower set forth on SCHEDULE 4.30 is the exclusive owner of the lessee's interest under and pursuant to the applicable Ground Lease and has not assigned, transferred, or encumbered its interest in, to, or under any Ground Lease (other than assignments that will terminate on or prior to Closing), except in favor of Lender pursuant to this Loan Agreement and the other Loan Documents.

                                    ARTICLE V
                          COVENANTS OF BORROWER PARTIES

         The Borrowers covenant and agree that until payment in full of the Loan, all accrued and unpaid interest and all other Obligations, the Borrowers shall perform and comply with all covenants in this Article V applicable to such Person.

SECTION 5.1 FINANCIAL STATEMENTS AND OTHER REPORTS.

         (A)      FINANCIAL STATEMENTS.

                  (i) ANNUAL REPORTING. Within one hundred twenty (120) days after the end of each calendar year, the Borrowers (on a consolidated basis), and within ninety (90) days after the end of each calendar year, Guarantor shall provide true and complete copies of their Financial Statements for such year to Lender. All such Financial Statements shall be audited by an Approved Accounting Firm or by other independent certified public accountants reasonably acceptable to Lender, and shall bear the unqualified certification of such accountants that such Financial Statements present fairly in all material respects the financial position of the subject company. The annual Financial Statements shall be accompanied by Supplemental Financial Information for such calendar year. The annual Financial Statements for the Borrowers (on a consolidated basis) and Guarantor shall also be accompanied by a certification executed by the

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entity's chief executive officer or chief financial officer (or other officer with similar duties), satisfying the criteria set forth in Section 5.1(A)(viii) below, and a Compliance Certificate (as defined below).

                  (ii)     QUARTERLY REPORTING - BORROWERS. Within forty-five
(45) days after the end of each calender quarter, the Borrowers on a consolidated basis (other than with respect to income statements, which shall be on an individual property basis) shall provide copies of their Financial Statements for such quarter to Lender, together with a certification executed on behalf of each of the Borrowers by their respective chief executive officers or chief financial officers (or other officer with similar duties) in accordance with the criteria set forth in Section 5.1(A)(viii) below. Such quarterly Financial Statements shall be accompanied by Supplemental Financial Information and a Compliance Certificate for such quarter.

                  (iii)    QUARTERLY REPORTING - GUARANTOR. Within forty-five
(45) days after the end of each calendar quarter, Guarantor shall provide copies of its Financial Statements for such quarter to Lender, together with a certification executed on behalf of Guarantor by its chief executive officer or chief financial officer (or other officer with similar duties) in accordance with the criteria set forth in Section 5.1(A)(viii) below.

                  (iv) LEASING REPORTS. Within forty-five (45) days after each calendar quarter, each Borrower shall provide to Lender a certified Rent Roll and a schedule of security deposits held under Material Leases, each in form and substance reasonably acceptable to Lender. Within forty-five (45) days after each calendar quarter, each Borrower shall also provide to Lender (a) a schedule of any retail Material Leases that expired during such calendar quarter and a schedule of retail Material Leases scheduled to expire within the next twelve (12) months and (b) to the extent the Borrowers received notice thereof, a list of any retail tenants under Material Leases that filed bankruptcy, insolvency or reorganization proceedings during such calendar quarter. Within ninety (90) days after the end of each calendar year, each Borrower shall provide to Lender a statement of income and expenses for all retail space at each of the Properties owned and operated by the Borrowers and sales reports for retail tenants for such year.

                  (v) MONTHLY REPORTING. Within thirty (30) days after the end of each calendar month, each Borrower shall provide, or cause Manager to provide, to Lender the following items determined on an accrual basis: (a) a calculation of the average daily rate, RevPAR and occupancy calculations and statistics for the Properties for the subject month; (b) Smith Travel Research "STAR" reports then available; (c) monthly and year to date operating statements prepared for such calendar month, noting Net Operating Income, Net Cash Flow and including budgeted and last year results for the same year-to-date period and other information necessary and sufficient under GAAP to fairly represent the results of operation of the Properties during such calendar month, all in form reasonably satisfactory to Lender; (d) reports for FF&E and Capital Expenditure projects completed during such calendar month (including a detailed explanation for any material deviations from budget); (e) monthly and year to date detailed reports of Operating Expenses, including supporting documentation satisfactory to Lender in its sole discretion for each item of Extraordinary Expense (as such term is defined in the Cash Management Agreement) for which Lender has approved a disbursement from the Cash Trap Reserve pursuant to the terms of Section 3.3(a)(viii) of the Cash Management Agreement; (f) most recently available "QFI", or similar quality index, scores; and (g) a report setting forth (i)

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the date of termination by Property for each Franchise Agreement that has been terminated after the Closing Date and not replaced with an Approved Franchisor,
(ii) the number of Properties for which a default has occurred and has continued beyond applicable notice and grace periods under the applicable Franchise Agreement (including the percentage of the original Aggregate Allocated Loan Amount represented by such Properties), (iii) a summary report establishing whether the Borrowers are diligently continuing to pursue reflagging efforts with respect to each such Property, and (iv) a summary report including (a) the aggregate number of Properties for which the Borrowers have entered into new Franchise Agreements as permitted by Sections 5.13(D)(i) and 5.13(D)(iv) together with the resulting Category of each such Property, and (b) the aggregate number of Properties for which any replacement (and, if more than one replacement has occurred to a single Property, the number of replacements with respect to such Property) of the applicable Franchise Agreements has occurred pursuant to the terms of Sections 5.13(D)(ii) and 5.13(D)(iii) together with the percentage of the Aggregate Outstanding Principal Balance represented by such Properties and including the resulting Category of each such Property. Along with such operating statements, each Borrower shall deliver to Lender a Compliance Certificate of such Borrower's chief executive officer or chief financial officer (or other officer with similar duties) satisfying the criteria set forth in Section 5.1(A)(viii) below.

                  (vi) ADDITIONAL REPORTING. In addition to the foregoing, the Borrowers shall, and shall cause Guarantor and Manager to, promptly provide to Lender such further documents and information concerning its operations, properties, ownership, and finances as Lender shall from time to time reasonably request upon prior written notice to the Borrowers.

                  (vii) GAAP; UNIFORM SYSTEM. The Borrowers will, and will cause Guarantor and Manager to, maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of Financial Statements in conformity with GAAP and the Uniform System. All Financial Statements shall be prepared in accordance with GAAP and the Uniform System, consistently applied; provided, however, in the event of a conflict between the Uniform System and GAAP, GAAP will be followed.

                  (viii) CERTIFICATIONS OF FINANCIAL STATEMENTS AND OTHER DOCUMENTS, COMPLIANCE CERTIFICATE. Together with the Financial Statements and other documents and information provided to Lender by or on behalf of the Borrowers or Guarantor under this Section, the Borrowers or Guarantor also shall deliver to Lender a certification to Lender, executed on behalf of the Borrowers or Guarantor by their respective chief executive officer or chief financial officer (or other officer with similar duties), stating that to their Knowledge after due inquiry such quarterly and annual Financial Statements and information fairly present the financial condition and results of operations of the Borrowers, Guarantor and/or the Properties for the period(s) covered thereby, and do not omit to state any material information without which the same might reasonably be misleading, and all other non-financial documents submitted to Lender (whether monthly, quarterly or annually) are true, correct, accurate and complete in all material respects. In addition, where this Loan Agreement requires a "COMPLIANCE CERTIFICATE", the Person required to submit the same shall deliver a certificate duly executed on behalf of such Person by its chief executive officer or chief financial officer (or other officer with similar duties) stating that, to their Knowledge after due inquiry, there does not

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

exist any Default or Event of Default under the Loan Documents (or if any exists, specifying the same in detail).

                  (ix) FISCAL YEAR. Each Borrower represents that its fiscal year and that of the Guarantor ends on December 31, and agrees that no change shall be made to each such fiscal year.

         (B) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, each Borrower will deliver copies of all material reports submitted by independent public accountants in connection with each annual, interim or special audit of the Financial Statements or other business operations of such Borrower made by such accountants, including the comment letter submitted by such accountants to management in connection with the annual audit.

         (C) TAX RETURNS. Within thirty (30) days after filing the same, each Borrower shall deliver to Lender a copy of its Federal income tax returns (or the return of the applicable Person into which such Borrower's Federal income tax return is consolidated) certified on its behalf by its chief financial officer (or similar position) to be true and correct.

         (D) ANNUAL OPERATING BUDGET, CAPEX/FF&E BUDGETS AND CAPITAL IMPROVEMENTS PLAN. Prior to February 15 of each calendar year, each Borrower shall deliver to Lender for its review for its Property a proposed Operating Budget, Capital Improvements Plan and CapEx/FF&E Budget (in each case presented on a monthly and annual basis) for such calendar year. Each Operating Budget, CapEx/FF&E Budget and, so long as any funds remain in the Capital Improvement Reserve or Required Capital Improvements remain to be performed, each Capital Improvements Plan shall be subject to Lender's approval which shall not be unreasonably withheld, conditioned or delayed. The Borrowers may make changes to the Operating Budget and the CapEx/FF&E Budget from time to time as deemed reasonably necessary by the Borrower, provided no such modification shall alter any single line item (or the applicable Budget as a whole) by more than ten percent (10%) without Lender's prior written approval, which approval shall not be unreasonably withheld. Notice of any modifications to the Operating Budget and the CapEx/FF&E Budget shall be delivered to Lender at the time of delivery of the next financial reporting required pursuant to Section 5.1(A)(v). Lender acknowledges that it has approved the annual Operating Budget for the 2002 calendar year, and the CapEx/FF&E Budget and Capital Improvements Plan for the 2002 and 2003 calendar years each as set forth on Schedule 5.1(D). The proposed Operating Budget shall identify and set forth each Borrower's reasonable estimate, after due consideration, of all revenue, costs, and expenses, and shall specify Operating Revenues and Operating Expenses on a line-item basis consistent with the form of Operating Budget delivered to Lender prior to Closing. If any of said budgets or plans requiring Lender's approval is not in form and substance reasonably satisfactory to Lender, Lender may disapprove the same and specify the reasons therefor in writing, and the Borrowers shall promptly amend and resubmit for approval revised budgets or plans, as applicable, making such changes as are necessary to comply with the reasonable requirements of Lender. If any such budget or plan requiring Lender's approval is not approved or deemed approved by the beginning of the calendar year covered thereby, the applicable budget or plan for the previous year shall remain in effect until the new budget or plan is approved or deemed approved. Lender's consent to any budget, plan or amendments thereto shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such approval is in an

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

envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL MAY BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period, a second notice is delivered to Lender from the Borrowers in an envelope marked "PRIORITY" requesting approval containing a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN" and Lender fails to respond or to expressly deny each request for approval within the ten
(10) day period.

         (E)      MATERIAL NOTICES.

                  (i) The Borrowers shall promptly deliver, or cause to be delivered, copies of all notices given or received with respect to a default under any term or condition related to any Permitted Indebtedness of any Borrower, and shall notify Lender within five (5) Business Days of any potential or actual event of default with respect to any such Permitted Indebtedness.

                  (ii) The Borrowers shall promptly deliver to Lender copies of any and all material notices (including without limitation any notice alleging any default or breach which is reasonably expected to result in a termination) received with respect to any Material Agreement or any Lease, including, without limitation, any inspection report and any progress reports related to any Property Improvement Plan received from a Franchisor related to such Borrower's Property.

         (F) EVENTS OF DEFAULT, ETC. Promptly upon any of the Borrowers obtaining knowledge of any of the following events or conditions, such Borrower shall deliver a certificate executed on its behalf by its chief financial officer or similar officer specifying the nature and period of existence of such condition or event and what action such Borrower or any Affiliate thereof has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default; (ii) any Material Adverse Effect; or
(iii) any actual or alleged breach or default or assertion of (or written threat to assert) remedies under any Management Agreement, Franchise Agreement or Ground Lease.

         (G) LITIGATION. Promptly upon any of the Borrowers obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against the Borrowers or any of the Properties not previously disclosed in writing by the Borrowers to Lender which would be reasonably likely to have a Material Adverse Effect or is not covered by insurance or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting the Borrowers or the Properties which, in each case, if adversely determined would reasonably be expected to have a Material Adverse Effect, the Borrowers will give notice thereof to Lender and, upon request

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

from Lender, provide such other information as may be reasonably available to them to enable Lender and its counsel to evaluate such matter.

         (H) INSURANCE. At least five (5) Business Days prior to the end of each insurance policy period of the Borrowers, the Borrowers will deliver certificates, reports, and/or other information (all in form and substance reasonably satisfactory to Lender), (i) outlining all material insurance coverage maintained as of the date thereof by the Borrowers and all material insurance coverage planned to be maintained by the Borrowers in the subsequent insurance policy period and (ii) evidencing payment in full of the premiums for such insurance policies.

         (I) OTHER INFORMATION. With reasonable promptness, Borrowers will deliver such other information and data with respect to such Person and its Affiliates or the Properties as from time to time may be reasonably requested by Lender.

SECTION 5.2 EXISTENCE; QUALIFICATION. The Borrowers will at all times preserve and keep in full force and effect their existence as a limited partnership, limited liability company, or corporation, as the case may be, and all rights and franchises material to its business, including their qualification to do business in each state where it is required by law to so qualify. Without limitation of the foregoing, each Borrower and, to the extent required by applicable law, General Partner and Member, shall at all times be qualified to do business in each of the states where the Properties located.

SECTION 5.3 PAYMENT OF IMPOSITIONS AND CLAIMS.

         (A) Except for those matter being contested pursuant to clause (B) below, the Borrowers will pay (i) all Impositions; (ii) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets (hereinafter referred to as the "CLAIMS"); and (iii) all federal, state and local income taxes, sales taxes, excise taxes and all other taxes and assessments of the Borrowers on their business, income or assets; in each instance before any penalty or fine is incurred with respect thereto.

         (B) The Borrowers shall not be required to pay, discharge or remove any Imposition or Claim relating to a Property so long as the Borrowers contest in good faith such Imposition, Claim or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the applicable Property or any portion thereof, so long as: (i) no Event of Default shall have occurred and be continuing, (ii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, the Borrowers shall have given Lender prior written notice of their intent to contest said Imposition or Claim; (iii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, the Borrowers shall have deposited with Lender (or with a court of competent jurisdiction or other appropriate body reasonably approved by Lender) such additional amounts as are necessary to keep on deposit at all times, an amount by way of cash, Dollar Equivalents, or a Letter of Credit, equal to at least one hundred twenty-five percent (125%) (or such higher amount as may be required by applicable law) of the total of (x) the balance of such Imposition or Claim then remaining unpaid, and (y) all interest, penalties, costs and charges accrued or accumulated thereon; (iv) no risk of sale, forfeiture or loss of any interest in the

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applicable Property or any part thereof arises, in Lender's reasonable judgment, during the pendency of such contest; (v) such contest does not, in Lender's reasonable determination, have a Material Adverse Effect; and (vi) such contest is based on bona fide, material, and reasonable claims or defenses. Any such contest shall be prosecuted with due diligence, and the Borrowers shall promptly pay the amount of such Imposition or Claim as finally determined, together with all interest and penalties payable in connection therewith. Lender shall have full power and authority, but no obligation, to apply any amount deposited with Lender under this subsection to the payment of any unpaid Imposition or Claim to prevent the sale or forfeiture of the applicable Property for non-payment thereof, if Lender reasonably believes that such sale or forfeiture is threatened. Any surplus retained by Lender after payment of the Imposition or Claim for which a deposit was made shall be promptly repaid to the Borrowers unless an Event of Default shall have occurred, in which case said surplus may be retained by Lender to be applied to the Obligations. Notwithstanding any provision of this Section to the contrary, the Borrowers shall pay any Imposition or Claim which they might otherwise be entitled to contest if an Event of Default shall occur and be continuing, or if, in the reasonable determination of Lender, the applicable Property is in danger of being forfeited or foreclosed. If the Borrowers refuses to pay any such Imposition or Claim, Lender may (but shall not be obligated to) make such payment and the Borrowers shall reimburse Lender on demand for all such advances.

SECTION 5.4 MAINTENANCE OF INSURANCE.

         The Borrowers will continuously maintain the following described policies of insurance on each of the respective Properties without cost to Lender (the "INSURANCE POLICIES"):

                  (i) Property insurance against loss and damage by all risks of physical loss or damage, including fire, sprinkler leakage, windstorm, hurricane, terrorism, and other risks covered by the so-called extended coverage endorsement covering the Improvements and personal property in amounts not less than the full insurable replacement value of all Improvements (less building foundations and footings) and personal property from time to time on the Properties and without sublimits, and bearing a replacement cost agreed-amount endorsement;

                  (ii) Commercial general liability insurance, including death, bodily injury, innkeeper legal liability and broad from property damage coverage with a combined single limit in an amount not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate for any policy year;

                  (iii) If any of the Properties are in an area prone to geological phenomena, including, but not limited to, sinkholes, mine subsidence or earthquakes, insurance covering such risks in an amount equal to 100% of the full replacement cost of all improvements (without any deductions for depreciation) and with a maximum permissible deductible equal to the lesser of $25,000 or 10% of the face value of the policy;

                  (iv) For each Property located in whole or in part in a federally designated "special flood hazard area", flood insurance in the maximum available amount;

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                  (v)      An umbrella excess liability policy with a limit of
not less than Twenty Million Dollars ($20,000,000) over primary insurance, which policy shall include coverage for water damage, so-called assumed and contractual liability coverage, premises medical payment and automobile liability coverage, and coverage for safeguarding of personalty and shall also include such additional coverages and insured risks which are acceptable to Lender;

                  (vi) Business interruption and/or rent loss insurance with an aggregate limit equal to at least the gross income from the Properties for an indemnity period commencing on the date of such casualty and ending at least six
(6) months after completion of the Restoration (such amount being adjusted annually);

                  (vii) Crime protection coverage with the same coverages, limits of coverage and deductibles as currently in place at the Properties;

                  (viii) Steam boiler, machinery and pressurized vessel insurance insuring against breakdown or explosion of such equipment on a replacement cost value basis, which shall not contain any exclusions for testing procedures;

                  (ix) Worker's Compensation Insurance in statutory amounts, if any, at all times;

                  (x) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), in an amount at least equal to the Aggregate Allocated Loan Amount;

                  (xi) During any period of construction, repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Properties (excluding building foundations and footings) against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may reasonably request;

                  (xii) If the Properties are or become a "non-conforming use" under applicable zoning and building ordinances, or other requirements of the applicable Governmental Authority, law or ordinance coverage to compensate for the cost of demolition and the increased cost of construction, if available;

                  (xiii) If the Borrowers, Manager or any of their respective Affiliates holds a liquor license for the Properties, liquor liability insurance (including "dram shop" liability) in an amount not less than $2,000,000; provided that if such liquor license is held by any tenant under a Lease, the Borrowers shall cause such tenant to cause liquor liability insurance in an amount not less than $2,000,000 to be carried in such tenant's name, and shall include the Borrowers and Lender as additional insureds thereunder;

                  (xiv) Environmental insurance, including mold coverage, in form and with coverages (including business interruption coverage) reasonably satisfactory to Lender;

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                  (xv)     Fiduciary liability insurance and directors and
officers liability insurance ("D&O INSURANCE") with coverages at levels in effect as of the Closing Date;

                  (xvi) Such other insurance as may from time to time be reasonably required by Lender and which is then customarily required by institutional lenders for securitized loans secured by similar properties similarly situated, against other insurable hazards, including, but not limited to, malicious mischief, vandalism, windstorm and or earthquake, due regard to be given to the size and type of the Properties, Improvements, fixtures and equipment and their location, construction and use. Additionally, the Borrowers shall carry such insurance coverage as Lender may from time to time require if the failure to carry such insurance would result in a downgrade, qualification or withdrawal of any class of securities issued in connection with a Securitization. Notwithstanding the provision of this subsection (xv), any terrorism insurance required to be obtained by the Borrowers shall be subject to the provisions of subsection (xvi) below;

                  (xvii) To the extent any of the commercial property insurance policies required under subsection (i), (ii), (v), or (vi) above (each a "REQUIRED INSURANCE POLICY," collectively, the "REQUIRED INSURANCE POLICIES"), or any renewal or replacement of any Required Insurance Policy, either does not include or specifically excludes coverage for damage resulting from terrorism with coverages as provided in the Required Insurance Policies delivered to Lender in connection with the origination of the Loan (collectively, the "EXCLUSIONS FROM COVERAGE"), the Borrowers shall either (x) obtain an endorsement to any such Required Insurance Policy or (y) maintain a separate insurance policy, in each case insuring against any damage resulting from such Exclusions from Coverage to the same extent each of the Required Insurance Policies would have provided such coverage had each Required Insurance Policy not contained an exclusion for such Exclusions from Coverage, in each case on terms consistent with the insurance policies required under subsections (i),
(ii), (v), and (vi) above; provided that the cost for omission of such exclusions from any such policies, or separate insurance, shall not exceed the Terrorism Insurance Cap, in which instance the Borrowers shall obtain such maximum coverage as is available for the Terrorism Insurance Cap. Such insurance may, at the option of the Borrowers, be effected by a blanket policy of insurance issued to the Borrowers covering the Properties and other property, provided that, in each case, (A) such blanket policy is acceptable to Lender in its reasonable discretion (taking into account, by way of example only, such matters as the type and location of the other properties named in such blanket policy) and (B) such policy otherwise complies with the provisions of this Loan Agreement and allocates to the Properties, at all times that any portion of the Obligations remains outstanding, the coverage specified by this Loan Agreement, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. Lender's prior written consent, which shall not be unreasonably withheld, shall be required prior to the Borrowers' addition of any property to any such blanket policy. If such insurance shall be effected by such blanket policy, the Borrowers shall furnish to Lender an original policy or certified copy thereof, and an original certificate of insurance together with reasonable access to the original of such policy to review such policy's coverage of the Properties, with schedules attached thereto showing the amount of the insurance provided under such policies applicable to the Properties.

         All Insurance Policies shall be in content (including, without limitation, endorsements or exclusions, if any), form, and amounts, and issued by companies, satisfactory to Lender from

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time to time and shall name Lender and its successors and assignees as their interests may appear as (x) an "additional insured" for each of the liability policies under this Section 5.4 hereof, and (y) a "mortgagee" for each of the property and casualty policies under this Section hereof, and shall (except for Worker's Compensation Insurance) contain a waiver of subrogation clause reasonably acceptable to Lender. Other than with respect to D&O Insurance, an insurance company shall not be satisfactory unless such insurance company (a) is licensed or authorized to issue insurance in the State where the applicable Property is located and (b) has a claims paying ability rating by the Rating Agencies of AA- (or its equivalent). Notwithstanding the foregoing, a carrier which does not meet the foregoing ratings requirement shall nevertheless be deemed acceptable hereunder provided that such carrier is reasonably acceptable to Lender and the Borrowers shall obtain and deliver to Lender a Rating Confirmation with respect to such carrier from each of the Rating Agencies, provided, however, if any insurance coverage required under this Section 5.4 is maintained by a syndicate of insurers, the preceding ratings requirements shall be deemed satisfied (without any required Rating Confirmation) as long as at least seventy five percent (75%) of the coverage (if there are four or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five or more members of the syndicate) is maintained with carriers meeting the claims-paying ability ratings requirements by S&P and Moody's (if applicable) set forth above and all carriers in such syndicate have a claims-paying ability rating by S&P of not less than "BBB" and by Moody's of not less than "Baa2" (to the extent rated by Moody's). All Insurance Policies under Sections 5.4 (i), (iv), (vi), (vii), (x), (xi) and (xii) hereof shall contain a Non-Contributory Standard mortgagee clause and a mortgagee's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents (such endorsements shall entitle Lender to collect any and all proceeds payable under all such insurance, with the insurance company waiving any claim or defense against Lender for premium payment, deductible, self-insured retention or claims reporting provisions). All Insurance Policies shall provide that the coverage shall not be modified without (30) days' advance written notice to Lender and shall provide that no claims shall be paid thereunder to a Person other than Lender without ten (10) day's advance written notice to Lender. The Borrowers may obtain any insurance required by this Section through blanket policies; provided, however, that such blanket policies shall separately set forth the amount of insurance in force with respect to the Properties (which shall not be reduced by reason of events occurring on property other than the Properties) and shall afford all the protections to Lender as are required under this Section. Except as may be expressly provided above, all policies of insurance required hereunder shall contain no annual aggregate limit of liability, other than with respect to liability insurance. If a blanket policy is issued, a certified copy of said policy shall be furnished, together with a certificate indicating that Lender is an additional insured (and, if applicable, loss payee) under such policy in the designated amount. The Borrowers will deliver duplicate originals of all Insurance Policies, premium prepaid for a period of one (1) year, to Lender and, in case of Insurance Policies about to expire, the Borrowers will deliver duplicate originals of replacement policies satisfying the requirements hereof to Lender not less than thirty (30) days prior to the date of expiration; provided, however, if such replacement policy is not yet available, the Borrowers shall provide Lender with an insurance certificate executed by the insurer or its authorized agent evidencing that the insurance required hereunder is being maintained under such policy, which certificate shall be acceptable to Lender on an interim basis until the duplicate original of the policy is available. The Borrowers shall furnish Lender receipts for the payment of premiums on such insurance policies or other evidence of such payment reasonably satisfactory to Lender in the

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event that such premiums have not been paid by Lender pursuant to the Loan
Agreement. The requirements of this Section 5.4 shall apply to any separate policies of insurance taken out by the Borrowers concurrent in form or contributing in the event of loss with the Insurance Policies. Losses shall be payable to Lender notwithstanding (1) any act, failure to act or negligence of the Borrowers or their agents or employees, Lender or any other insured party which might, absent such agreement, result in a forfeiture or all or part of such insurance payment, other than the willful misconduct of Lender knowingly in violation of the conditions of such policy, (2) the occupation or use of the Properties or any part thereof for purposes more hazardous than permitted by the terms of such policy, (3) any foreclosure or other action or proceeding taken pursuant to this Loan Agreement or (4) any change in title to or ownership of the Properties or any part thereof. The property insurance and the boiler and machinery insurance described in Sections 5.4(i) and (x) hereof shall include "underground hazards" coverage; "time element" coverage by which Lender shall be assured payment of all amounts due under the Note, this Loan Agreement and the other Loan Documents; "extra expense" (i.e., soft costs), clean-up, transit and ordinary payroll coverage; and "expediting expense" coverage to facilitate rapid repair or restoration of the Properties. The Insurance Policies shall not contain any deductible in excess of $250,000.

         Notwithstanding anything contained in this Section 5.4 to the contrary, Lender acknowledges that the Borrowers's insurance in effect as of the Closing Date, and as described on SCHEDULE 4.20 are acceptable to Lender as of the Closing Date, and shall continue to be acceptable to Lender for so long as (x) the Borrowers do not change such insurance companies, and (y) no downgrade has occurred to the ratings in effect as of the Closing Date for each such insurance company. Notwithstanding the foregoing, not later than five (5) Business Days prior to the expiration of each of the Insurance Policies in effect as of the Closing Date, the Borrowers shall deliver to Lender replacements of each such Insurance Policy which provides coverage required hereunder for a period of one
(1) year, together with evidence of the payment in full of the annual premium(s) payable for such policy.

SECTION 5.5 OPERATION AND MAINTENANCE OF THE PROPERTIES; CASUALTY.

         (A) The Borrowers will operate and maintain the Properties as is necessary to maintain hotel standards at least as high as those that currently apply to each Property, subject to ordinary wear and tear, as reasonably determined by the Borrowers, and otherwise in compliance with the standards under the applicable Franchise Agreement and shall maintain or cause to be maintained in good repair, working order and condition all material property used in the business of each Borrower, including the applicable Property, and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Without limitation of the foregoing, each Borrower will operate and maintain its Property substantially in accordance with the applicable Operating Budget and the CapEx/FF&E Budget. All work required or permitted under this Loan Agreement shall be performed in a workmanlike manner and in compliance with all applicable laws.

         So long as no Event of Default has occurred and is continuing, the Borrowers may, without Lender's consent, perform alterations to the Properties which do not constitute a Material Alteration. The Borrowers shall not perform any Material Alteration without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed;

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

provided, however, that Lender may, in its sole and absolute discretion, withhold consent to any Material Alteration which is likely to result in a decrease of Net Operating Income (taking into consideration all Material Alterations being undertaken at the Properties at such time) by 5% or more below that which was in effect prior to the commencement of the first such Material Alteration being undertaken at the time of determination for a period of sixty
(60) days or longer; provided, further, however, the Borrowers may perform a Material Alteration without Lender's consent if (i) the delay caused by obtaining Lender's prior consent may result in injury or death at, or further destruction or deterioration of, the applicable Property, (ii) such Material Alteration is necessary to prevent the likelihood of injury or death at, or further destruction or deterioration of, the applicable Property, and (iii) the Borrowers deliver notice to Lender within two (2) Business Days of commencement of such Material Alteration together with such supporting documentation as Lender may require with respect to such Material Alteration. Lender may, as a condition to giving its consent to a Material Alteration, require that the Borrowers deliver to Lender evidence reasonably satisfactory to Lender that the Borrowers have cash available for payment of the cost of such Material Alteration or, if the Borrowers fail to deliver such evidence, cash, Dollar Equivalents or a Letter of Credit, in an amount equal to 125% of the cost of such Material Alteration as reasonably estimated by Lender. Cash deposited by the Borrowers with Lender in connection with any Material Alteration pursuant to the foregoing sentence shall be held by Lender in a Sub-Account of the Lock Box Account and disbursed to the Borrowers to pay for the cost of such Material Alteration as such work progresses subject to satisfaction of the conditions for disbursement of amounts from the FF&E Reserve under Section 6.4 (including the requirements set forth under Section 6.7). Upon completion of the Material Alteration, the Borrowers shall provide evidence reasonably satisfactory to Lender that (i) the Material Alteration was constructed in accordance with all material applicable laws and substantially in accordance with plans and specifications approved by Lender (which approval shall not be unreasonably withheld or delayed), (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection with the Material Alteration have been paid in full and have delivered unconditional releases of lien and (iii) all material licenses necessary for the use, operation and occupancy of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued. The Borrowers shall reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including the reasonable fees of any architect, engineer or other professional engaged by Lender) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 5.5(A).

         (B) In the event of casualty or loss at any of the Properties, the Borrowers shall give immediate written notice of the same to the insurance carrier and to Lender and shall promptly commence and diligently prosecute to completion, in accordance with the terms hereof, the repair and restoration of the Property as nearly as possible to the Pre-Existing Condition (a "RESTORATION"). The Borrowers hereby authorize and empower Lender as attorney-in-fact for the Borrowers (jointly with the Borrowers unless an Event of Default has occurred and is continuing), or any of them, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this Section shall require Lender to incur any expense or take any action hereunder. The Borrowers further authorize Lender, at Lender's option, (i) to hold the balance of such proceeds to be used to

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

reimburse the Borrowers for the cost of Restoration of any of the Properties or
(ii) subject to Subsection 5.5(C), to apply such proceeds to payment of the Obligations whether or not then due, in any order. Notwithstanding the foregoing, in the event of a casualty where the loss does not exceed the Restoration Threshold, the Borrowers may settle and adjust such claim; provided that (a) no Event of Default has occurred and is continuing and (b) such adjustment is carried out in a commercially reasonable and timely manner.

         (C) Lender shall not exercise Lender's option to apply insurance proceeds to payment of the Obligations if all of the following conditions are met: (i) no Event of Default then exists; (ii) Lender reasonably determines that there will be sufficient funds to complete the Restoration of the Property to at least substantially the Pre-Existing Condition and to timely make all payments due under the Loan Documents during the Restoration of the affected Property;
(iii) Lender reasonably determines that the Net Operating Income of the Properties (including rental income or business interruption insurance) will be sufficient to pay principal and interest on the Loan and the Mezzanine Loan and Operating Revenues of the Properties, after the Restoration thereof to the Pre-Existing Condition, will be sufficient to meet all Operating Expenses, payments for Reserves and payments of principal and interest under the Note and the Mezzanine Loan; (iv) Lender determines that the Restoration of the affected Property to the Pre-Existing Condition will be completed not later than five (5) months prior to the expiration of any business interruption insurance, but in no event later than six (6) months prior to the Maturity Date; (v) less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty; and
(vi) such Property can be restored and repaired substantially to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "PRE-EXISTING CONDITION"). If Lender elects to apply insurance proceeds to payment of the Obligations, such application shall be made on the Payment Date immediately following such election in accordance with the terms of the Cash Management Agreement.

         (D) If Lender elects or is obligated to make the insurance proceeds available for the Restoration of any Property and Lender is holding such proceeds, the Borrowers agree that, if at any time during the Restoration, the cost of completing such Restoration, as reasonably determined by Lender, exceeds the undisbursed insurance proceeds, the Borrowers shall, within ten (10) Business Days following the written demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such Restoration on the same terms and conditions as the insurance proceeds are disbursed. If the Borrowers deposit such excess with Lender and if, after completion of the Restoration, any funds remain from the combination of insurance proceeds and the funds so deposited with Lender by the Borrowers, and if no Event of Default shall have occurred and be continuing, then Lender shall promptly disburse to the Borrowers such remaining funds.

         (E) Lender may, at Lender's option, condition disbursement of any insurance proceeds on Lender's approval (which approval shall not be unreasonably withheld) of plans and specifications of an independent architect licensed in the state where the Property is located and reasonably satisfactory to Lender (the "ARCHITECT"), any and all contractors, subcontractors and materialmen engaged in the Restoration and the contracts under which they have been engaged, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of

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construction, application of payments, and satisfaction of liens as Lender may reasonably require. Lender shall not be obligated to disburse insurance proceeds more frequently than once every calendar month. If insurance proceeds are applied to the payment of the Obligations and provided no Event of Default exists, any such application of proceeds to principal shall be without any Prepayment Consideration and shall not extend or postpone the due dates of the monthly payments due under the Note or otherwise under the Loan Documents, or change the amounts of such payments. If Lender elects to apply all of such insurance proceeds toward the repayment of the Obligations, the Borrowers shall (subject to compliance with clauses (A), (B), (D) and (F) of Section 11.4) be entitled to obtain from Lender a Property Release (without representation or warranty) of the applicable Property from the Lien of the Deed of Trust relating to such Property (in which event the Borrowers shall not be obligated to restore the applicable Property pursuant to Section 5.5(B) above) provided that the Borrowers pay to Lender the amount, if any, by which the Release Price for such Property exceeds the insurance proceeds received by Lender and applied to repayment of the Obligations. If any proceeds are applied to reduce the Obligations under this Section 5.5, provided that no Event of Default has occurred and is continuing, no Prepayment Consideration shall be due and payable in connection with such application. Any amount of insurance proceeds remaining in Lender's possession after full and final payment and discharge of all Obligations shall be refunded to, or as directed by, the Borrowers or otherwise paid in accordance with applicable law. If the Property is sold at foreclosure or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of the applicable Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to such Property prior to such sale or acquisition.

         (F) In no event shall Lender be obligated to make disbursements of insurance proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Architect, less a retainage equal to the lesser of (x) the actual retainage required pursuant to the permitted contract, or (y) ten percent (10%) of such costs incurred until the Restoration has been completed. The retainage shall in no event be less than the amount actually held back by the Borrowers from contractors, subcontractors and materialmen engaged in the Restoration. The retainage shall not be released until the Architect certifies to Lender, or, if no Architect has been retained by Lender, Lender is reasonably satisfied, that the Restoration has been completed in accordance with the provisions of this
Section 5.5 and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental authorities, and Lender receives final lien waivers and such other evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the retainage.

SECTION 5.6 INSPECTION. Each Borrower shall permit any authorized representatives designated by Lender to visit and inspect during normal business hours its Property and its business, including its financial and accounting records, and to make copies and take extracts therefrom and to discuss its affairs, finances and business with its officers and independent public accountants (with such Borrower's representative(s) present), at such reasonable times during normal business hours and as often as may be reasonably requested. Unless an Event of Default has occurred and is continuing, Lender shall provide advance written notice of at least three (3) Business Days prior to visiting or inspecting any Property or such Borrower's offices.

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SECTION 5.7 O&M PLAN. Each Borrower that is the owner of a Property set forth on
SCHEDULE 5.7 shall cause to be prepared and delivered to Lender an operations and maintenance program (the "O&M PLANS") with respect to suspected asbestos, asbestos-containing materials, and/or mold located in its Property as set forth in the applicable Environmental Reports. Each Borrower shall at all times implement and carry out the O&M Plan in accordance with its terms. Lender's requirement that the Borrowers develop and comply with the O&M Plan shall not be deemed to constitute a waiver or modification of any covenants or agreements of the Borrowers or Guarantor with respect to Hazardous Material or Environmental Laws as set forth in the Environmental Indemnity.

SECTION 5.8 INTENTIONALLY DELETED.

SECTION 5.9 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. The Borrowers will
(A) comply with the requirements of all present and future applicable laws, rules, regulations and orders of any governmental authority in all jurisdictions in which it is now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (B) maintain all licenses and permits now held or hereafter acquired by any Borrower, the loss, suspension, or revocation of which, or failure to renew, could have a Material Adverse Effect and (C) perform, observe, comply and fulfill all of its material obligations, covenants and conditions contained in any Contractual Obligation.

SECTION 5.10 FURTHER ASSURANCES. The Borrowers shall, from time to time, execute and/or deliver such documents, instruments, agreements, financing statements, and perform such acts as Lender at any time may reasonably request to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Obligations and/or to better and more effectively carry out the purposes of this Loan Agreement and the other Loan Documents.

SECTION 5.11 PERFORMANCE OF AGREEMENTS AND LEASES. Each Primary Borrower Party shall duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with (i) hereunder and under the other Loan Documents to which it is a party, (ii) under all Material Agreements and Leases and (iii) all other agreements entered into or assumed by such Person in connection with the Properties, and will not suffer or permit any material default or event of default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing except where the failure to perform, observe or comply with any agreement referred to in this clause
(iii) would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.12 LEASES. (A) Without the prior written consent of Lender, which shall not be unreasonably withheld or delayed, the Borrowers shall not, nor shall the Borrowers authorize Manager or any other Person to, (i) enter into any Material Lease, (ii) cancel or terminate any Material Lease (except to enforce any such Lease after a default thereunder); (iii) amend or modify and Material Lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not materially and adversely affecting the economic terms of the Material Lease); (iv) approve any assignment, sublease or underlease of any Material Lease (except as required pursuant to the

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express terms of any existing Lease or Lease hereafter approved by Lender); or
(v) cancel or modify any guaranty, or release any security deposit, letter of credit, or other item constituting security pertaining to any Material Lease (except as required pursuant to the express terms of any existing Lease or Lease hereafter approved by Lender).

         (B) Any request for approval of any Material Lease or assignment, termination, amendment or modification of any Material Lease shall be made to Lender in writing and together with such request the Borrowers shall furnish to
Lender: (i) such biographical and financial information about the proposed tenant as Lender may reasonably require in conjunction with its review, (ii) a copy of the proposed form of Lease (or amendment or modification), and (iii) a summary of the material terms of such proposed Lease (or amendment or modification) including, without limitation, rental terms and the term of the proposed Lease and any options. Lender's approval of any Material Lease or assignment, termination, amendment or modification of any Material Lease, shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such approval is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL MAY BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period, a second notice is delivered to Lender from the Borrowers in an envelope marked "PRIORITY" requesting approval containing a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN" and Lender fails to respond or to expressly deny each request for approval within the ten (10) day period.

Except for security deposits, no Material Lease executed after the Closing Date shall provide for payment of rent more than one month in advance, and the Borrowers shall not under any circumstances collect any such rent more than one month in advance. The Borrowers, at Lender's request, shall furnish Lender with executed copies of all Material Leases hereafter made. Each new Material Lease or a separate agreement with the tenant of such Material Lease shall be in recordable form and shall specifically provide that such Material Lease (i) is subordinate to the Deeds of Trust; (ii) that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property;
(iii) that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; (iv) that the attornment of the tenant shall not be terminated by foreclosure; (v) that in no event shall Lender, as holder of the Deeds of Trust or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and (vi) that Lender may, at Lender's option, accept or reject such attornment.

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SECTION 5.13 MANAGEMENT; FRANCHISE AGREEMENT.

         (A) The Borrowers shall cause each Manager to manage the Properties in accordance with the Management Agreements including, without limitation, maintaining inventory in amounts and type customary for hotels comparable to each Property. The Borrowers shall (i) perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of each Borrower to be performed and observed, and (ii) promptly notify Lender of any notice to any of the Borrowers of any material default under the Management Agreement of which it is aware. If any of the Borrowers shall default in the performance or observance of any material term, covenant or condition of the applicable Management Agreement on the part of the Borrowers to be performed or observed, then, without limiting Lender's other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing the Borrowers from any of their obligations hereunder or under the applicable Management Agreement, Lender shall have the right, upon prior written notice to the Borrower, but shall be under no obligation, to pay any sums and to perform any act as may be reasonably appropriate to cause such material conditions of the applicable Management Agreement on the part of the Borrowers to be performed or observed.

         (B) The Borrowers shall not surrender, terminate, cancel, modify (other than non-material changes), renew or extend the Management Agreement, or enter into any other Management Agreement with Manager or any new Manager (other than an Acceptable Manager), or consent to the assignment by the Manager of its interest under the Management Agreement, in each case without (i) prior to a Securitization, the express consent of Lender, which consent shall not be unreasonably withheld, or (ii) after a Securitization, delivery of Rating Confirmations from each of the Rating Agencies; provided, however, the Borrowers may terminate the Memphis Interim Agreement at any time provided that (x) the applicable Property continues to be managed by Lodgian Management Corp. pursuant to the terms of the applicable Management Agreement in effect as of the Closing Date, and (y) the applicable Borrower has obtained, in its or Manager's name, all licenses and permits required to operate the applicable Property. If at any time Lender consents to the appointment of a new Manager, or if an Acceptable Manager shall become the Manager, such new Manager, or the Acceptable Manager, as the case may be, and the Borrowers shall, as a condition of Lender's consent, or with respect to an Acceptable Manager, prior to commencement of its duties as Manager, execute a subordination of management agreement in substantially the form delivered in connection with the closing of the Loan.

         (C) Lender shall have the right to require any of the Borrowers to replace any Manager with a Person chosen by the Borrowers and reasonably acceptable to Lender (unless such proposed Manager is an Acceptable Manager) and the applicable Franchisor (to the extent the applicable Franchisor has consent rights), upon the earliest to occur of any one or more of the following events:
(i) upon the occurrence and during the continuance of an Event of Default; (ii) thirty (30) days after notice from Lender to the Borrowers if Manager has engaged in fraud, gross negligence or willful misconduct arising from or in connection with its performance under the applicable Management Agreement; or
(iii) upon a change of control of the current Manager.

         (D) The Borrowers shall not terminate or enter into any Franchise Agreement without Lender's prior written consent, which may be granted or withheld in Lender's sole discretion.

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Notwithstanding the foregoing, the following changes to Franchise Agreements shall be permitted without Lender's prior written consent:

                  (i) Replacement of any Franchise Agreement with a new Franchise Agreement in form substantially similar to a form previously approved by Lender with any Franchisor that would cause a Tier 3 Hotel to become either a Tier 2 Hotel or a Tier 1 Hotel, or that would cause a Tier 2 Hotel to become a Tier 1 Hotel;

                  (ii) Replacement of any Franchise Agreement with a new Franchise Agreement in form substantially similar to a form previously approved by Lender with a Franchisor that would cause the Property to remain within the same Category, provided no such replacement shall occur (in the aggregate) with respect to more than the lesser of (x) five (5) Properties, or (y) Properties with Aggregate Allocated Loan Amounts (in the aggregate) of ten percent (10%) of the Aggregate Outstanding Principal Balance;

                  (iii) Replacement of any Franchise Agreement at a Tier 2 Hotel with a new Franchise Agreement in form substantially similar to a form previously approved by Lender for Tier 3 Hotels, provided no such replacements shall occur (in the aggregate) with respect to more than the lesser of (x) three (3) Properties, or (y) Properties with Aggregate Allocated Loan Amounts (in the aggregate) of two percent (2%) of the Aggregate Outstanding Principal Balance; and

                  (iv) Entering into a new Franchise Agreement in form substantially similar to a form previously approved by Lender with an Approved Franchisor (or with respect to the Property located at 3071 Ross Clark Circle, Dothan, Alabama (the "DOTHAN HOTEL"), La Quinta Corporation under the La Quinta brand) for any of the Non-Flagged Hotels, the Dothan Hotel, and the Property located at 7330 Plantation Road, Pensacola, Florida, at which time the applicable Property shall be deemed to be within the Category determined by the applicable Franchise Agreement; provided that the La Quinta brand shall be deemed to be within the Tier 3 Hotel category solely for the purpose of determining the Dothan Hotel's Category.

In connection with the replacement of any Franchisors permitted hereunder, the applicable Borrower shall, within ten (10) Business Days of the execution of such Franchise Agreement, deliver to Lender Franchisor Letter from any replacement Franchisor in form and substance reasonably acceptable to Lender. In all cases, each Borrower shall (a) cause the hotel located on the applicable Property to be operated pursuant to the applicable Franchise Agreement; (b) promptly perform and observe in all material respects all of the covenants required to be performed and observed by it under the applicable Franchise Agreement (including the requirements of any Property Improvement Plan); (c) promptly notify Lender of any material default under the applicable Franchise Agreement of which it is aware; and (d) promptly enforce in a commercially reasonable manner the performance and observance of all of the material covenants required to be performed and observed by the Franchisor under the

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

Franchise Agreement. In addition, the Borrowers shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed: (x) increase or consent to the increase of the aggregate amount of any fees under any Franchise Agreement; or (y) otherwise materially modify, change, supplement, alter or amend, or waive or release any of its material rights and remedies under, any Franchise Agreement.

Lender's consent to any replacement of any Franchise Agreement, or the termination, renewal, extension or modification of an existing Franchise Agreement, shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such consent is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL MAY BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period, a second notice is delivered to Lender from the Borrowers in an envelope marked "PRIORITY" requesting approval containing a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN" and Lender fails to respond or to expressly deny each request for approval within the ten (10) day period.

SECTION 5.14 MATERIAL AGREEMENTS. The Borrowers shall not enter into or become obligated under any Material Agreement pertaining to any Property, including without limitation brokerage agreements, without Lender's prior written approval, which approval shall not be unreasonably withheld or conditioned; except that the following Material Agreements shall not require Lender approval:
(i) Leases complying with the Loan Documents, (ii) the Management Agreement,
(iii) the existing Material Agreements described on SCHEDULE 5.14 attached hereto, (iv) any Franchise Agreement complying with the provisions of Section 5.13(E) or (v) any other agreement that may be terminated without cause and without payment of a penalty or premium, on not more than thirty (30) days' prior written notice.

SECTION 5.15 DEPOSITS; APPLICATION OF RECEIPTS. The Borrowers will deposit all Receipts from the Properties into, and otherwise comply with, the Accounts established from time to time hereunder. Subject to Article VII hereof and the Cash Management Agreement, each Borrower shall promptly apply all Receipts to the payment of all current and past due Operating Expenses, and to the repayment of all sums currently due or past due under the Loan Documents, including all payments into the Reserves.

SECTION 5.16 ESTOPPEL CERTIFICATES.

         (A) Within ten (10) Business Days following a request by Lender, the Borrowers shall provide to Lender a duly acknowledged written statement confirming (i) the amount of the outstanding principal balance of the Loan, (ii) the terms of payment and maturity date of the Note, (iii) the date to which interest has been paid, (iv) whether any offsets or defenses exist

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

against the Obligations, and if any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail and (v) that this Loan Agreement, the Note, the Deeds of Trust and the other Loan Documents are legal, valid and binding obligations of the Borrowers and have not been modified or amended, or if modified or amended, describing such modification or amendments.

         (B) Within ten (10) Business Days following a written request by the Borrowers, Lender shall provide to the Borrowers a duly acknowledged written statement setting forth the amount of the outstanding principal balance of the Loan, the date to which interest has been paid, and whether Lender has provided the Borrowers with written notice of any Event of Default. Compliance by Lender with the requirements of this Section shall be for informational purposes only and shall not be deemed to be a waiver of any rights or remedies of Lender hereunder or under any other Loan Document.

SECTION 5.17 INDEBTEDNESS. The Borrowers will not directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, "PERMITTED INDEBTEDNESS"):

         (A)      The Obligations;

         (B) (i) Unsecured trade payables not evidenced by a note and arising out of purchases of goods or services in the ordinary course of business and (ii) Indebtedness incurred in the financing of equipment or other personal property used at any Property in the ordinary course of business, provided that
(a) each such trade payable is payable not later than ninety (90) days after the original invoice date and is not overdue by more than thirty (30) days, and (b) the aggregate amount of such trade payables and Indebtedness relating to financing of equipment and personal property or otherwise referred to in clauses
(i) and (ii) above (excluding therefrom utility expenses of the Properties and fees payable to the Franchisors pursuant to the terms of the Franchise Agreements) outstanding does not, at any time, exceed five percent (5%) of the outstanding principal balance of the Loan; and

         (C) That certain unsecured loan in the original principal amount of $17,686,292, evidenced by a certain replacement promissory note dated as of November 15, 2002 given by Servico Center Associates, Ltd. to Servico Palm Beach General Partner SPE, Inc., the outstanding principal balance of which on the Closing Date is $17,686,292, and which is subject to the terms that certain Subordination and Standstill Agreement given by the holder of such note in favor of Lender and dated as of the Closing Date;

         (D) Other Indebtedness of the Borrowers pursuant to the terms of those certain promissory notes required to be delivered pursuant to the terms of the Plan of Reorganization with respect to certain tax liabilities of the Borrowers not to exceed $1,700,000.

In no event shall any Indebtedness other than the Loan be secured, in whole or in part, by the Properties or any portion thereof or interest therein,

SECTION 5.18 NO LIENS. The obligations of each Borrower under this Section are in addition to and not in limitation of its obligations under Article XI herein. The Borrower shall not create, incur, assume or permit to exist any Lien on or with respect to the Properties, any other

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

Collateral or any such direct or indirect ownership interest in the Borrowers, except the Permitted Encumbrances and Liens on the ownership interests in the Borrowers securing the Mezzanine Loan.

SECTION 5.19 CONTINGENT OBLIGATIONS. Other than Permitted Indebtedness, no Primary Borrower Party shall directly or indirectly create or become or be liable with respect to any Contingent Obligation except Contingent existing on the Closing Date and described in SCHEDULE 4.4.

SECTION 5.20 RESTRICTION ON FUNDAMENTAL CHANGES. Except as otherwise expressly permitted in this Loan Agreement, no Primary Borrower Party shall, or shall permit any other Person to, (i) amend, modify or waive any term or provision of such Borrower Party's partnership agreement, certificate of limited partnership, articles of incorporation, by-laws, articles of organization, operating agreement or other organizational documents so as to violate or permit the violation of the single-purpose entity provisions set forth in Article IX, unless required by law; or (ii) liquidate, wind-up or dissolve such Primary Borrower Party.

SECTION 5.21 TRANSACTIONS WITH RELATED PERSONS. Except for fees and expenses payable to the Manager under the Management Agreement, the Borrowers shall not pay any management, consulting, director or similar fees to any Related Person of the Borrowers or to any director, officer or employee of the Borrowers. The Borrowers shall not directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Related Person of any of the Borrowers or with any director, officer or employee of any Borrower Party, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrowers and upon fair and reasonable terms and are no less favorable to any of the Borrowers than would be obtained in a comparable arm's length transaction with a Person that is not a Related Person of any Borrower. The Borrowers shall not make any payment or permit any payment to be made to any Related Person of any of the Borrowers when or as to any time when any Event of Default shall exist.

SECTION 5.22 BANKRUPTCY, RECEIVERS, SIMILAR MATTERS.

         (A) VOLUNTARY CASES. The Borrower Parties shall not commence any voluntary case under the Bankruptcy Code or under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect.

         (B) INVOLUNTARY CASES, RECEIVERS, ETC. The Borrower Parties shall not apply for, consent to, or aid, solicit, support, or otherwise act, cooperate or collude to cause the appointment of or taking possession by, a receiver, trustee or other custodian for all or a substantial part of the assets of any Borrower. As used in this Loan Agreement, an "INVOLUNTARY BORROWER BANKRUPTCY" shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any of the Borrowers is a debtor or any portion of the Properties is property of the estate therein. The Borrowers shall not file a petition for, consent to the filing of a petition for, or aid, solicit, support, or otherwise act, cooperate or collude to cause the filing of a petition for an Involuntary Borrower Bankruptcy. In any Involuntary Borrower Bankruptcy, no Borrower Party shall, without the prior written consent of Lender, consent to the entry of any order, file any motion, or

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

support any motion (irrespective of the subject of the motion), and the Borrowers shall not file or support any plan of reorganization. The Borrowers having any interest in any Involuntary Borrower Bankruptcy shall do all things reasonably requested by Lender to assist Lender in obtaining such relief as Lender shall seek, and shall in all events vote as directed by Lender. Without limitation of the foregoing, each such Borrower shall do all things reasonably requested by Lender to support any motion for relief from stay or plan of reorganization proposed or supported by Lender.

SECTION 5.23 ERISA.

         (A) NO ERISA PLANS. None of the Primary Borrower Parties will establish any Employee Benefit Plan, Pension Plan or Multiemployer Plan, or will commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan, Pension Plan or Multiemployer Plan.

         (B) COMPLIANCE WITH ERISA. The Borrowers shall not: (i) engage in any nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC; or (ii) except as may be necessary to comply with applicable laws, establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrowers or any ERISA Affiliate or increase the obligation of the Borrowers, provided that the Borrower shall not be in default of this covenant if, in either case, any portion of the Loan has been, or will be, funded with plan assets of any employee benefit plan that either (x) is subject to Title I of ERISA or any plan that is covered by Section 4975 of the Code (unless the Lender is eligible to apply for one or more exemptions such that the Loan will not constitute a nonexempt prohibited transaction under
Section 406 of ERISA) or (y) could subject a Borrower Party or its Affiliates to an excise tax under Section 4975 of the IRC.

         (C) NO PLAN ASSETS. The Borrowers shall not at any time during the term of this Loan Agreement become (1) an employee benefit plan defined in
Section 3(3) of ERISA which is subject to ERISA, (2) a plan as defined in
Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, (3) a "governmental plan" within the meaning of Section 3(32) of ERISA or (4) an entity any of whose underlying assets constitute "plan assets" of any such employee benefit plan, plan or governmental plan for purposes of Title I or ERISA, Section 4975 of the IRC or any state statutes applicable to the Borrowers regulating investments of governmental plans.

SECTION 5.24 PRESS RELEASE. The Borrowers shall not, and shall not permit any other Person within its control to, disclose the name of Lender or terms of this Loan Agreement or the Loan Documents in any press release without the prior written consent of Lender, which shall not be unreasonably withheld. Notwithstanding the foregoing to the contrary, the Borrowers shall be permitted to make such filings and disclosures with respect to the Loan as are required by law.

SECTION 5.25 GROUND LEASES.

         (A) NO MODIFICATION. The Borrowers shall not modify or amend any material or economic terms of, or terminate or surrender any Ground Lease, in each case without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute

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

discretion. Any attempted or purported material modification, amendment, or any surrender or termination of any Ground Lease without Lender's prior written consent shall be null and void and of no force or effect.

         (B) PERFORMANCE OF GROUND LEASES. The Borrowers shall fully perform as and when due each and all of its obligations under each Ground Lease in accordance with the terms of such Ground Lease, and shall not cause or suffer to occur any material breach or default in any of such obligations. The Borrowers shall keep and maintain each Ground Lease in full force and effect. The Borrowers shall exercise any option to renew or extend any Ground Lease and give written confirmation thereof to Lender within thirty (30) days after such option is exercised. Notwithstanding that certain of the obligations of the Borrowers under this Loan Agreement may be similar or identical to certain of the obligations of the Borrowers under the Ground Leases, all of the obligations of the Borrowers under this Loan Agreement are and shall be separate from and in addition to its obligations under the Ground Leases.

         (C) NOTICE OF DEFAULT. If any of the Borrowers shall have or receive any written notice that any Ground Lease Default has occurred, then the Borrowers immediately shall notify Lender in writing of the same and immediately deliver to Lender a true and complete copy of each such notice. Further, the Borrowers shall provide such documents and information as Lender shall reasonably request concerning the Ground Lease Default.

         (D) LENDER'S RIGHT TO CURE. If any Ground Lease Default shall occur and be continuing, or if any Ground Lessor asserts that a Ground Lease Default has occurred (whether or not the Borrowers question or deny such assertion), then, subject to the terms and conditions of the applicable Ground Lease, Lender, upon five (5) Business Days' prior written notice to the Borrowers, unless Lender reasonably determines that a shorter period (or no period) of notice is necessary to protect Lender's interest in the Ground Lease, may (but shall not be obligated to) take any action that Lender deems reasonably necessary, including, without limitation, (i) performance or attempted performance of the applicable Borrower's obligations under the applicable Ground Lease, (ii) curing or attempting to cure any actual or purported Ground Lease Default, (iii) mitigating or attempting to mitigate any damages or consequences of the same and (iv) entry upon the applicable Ground Leased Property for any or all of such purposes. Upon Lender's request, each Borrower shall submit satisfactory evidence of payment or performance of any of its obligations under each Ground Lease. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary or desirable for any such purpose, and the Borrowers shall pay to Lender within five (5) Business Days of the written demand of Lender all such sums so paid or expended by Lender, together with interest thereon from the date of expenditure at the Default Rate.

         (E) LEGAL ACTION. The Borrowers shall not commence any action or proceeding against any Ground Lessor or affecting or potentially affecting any Ground Lease or the Borrowers' or Lender's interest therein, the effect of which could cause an event of default or termination of any such Ground Lease, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. The Borrowers shall notify Lender immediately if any action or proceeding shall be commenced between any Ground Lessor and either Borrower, or affecting or potentially affecting any Ground Lease or either Borrower's or Lender's interest therein (including, without limitation, any case commenced by

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or against any Ground Lessor under the Bankruptcy Code). Lender shall have the option, exercisable upon notice from Lender to the Borrowers, to participate in any such action or proceeding with counsel of Lender's choice. The Borrowers shall cooperate with Lender, comply with the reasonable instructions of Lender, execute any and all powers, authorizations, consents or other documents reasonably required by Lender in connection therewith, and shall not settle any such action or proceeding without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

         (F) ESTOPPEL CERTIFICATE. Subject to the terms and conditions of the applicable Ground Lease, the Borrowers shall use commercially reasonable efforts to obtain and deliver to Lender within the time period required under the applicable Ground Lease, an estoppel certificate from each Ground Lessor setting forth (A)(i) the identities of the original lessor and lessee under the applicable Ground Lease and each of their respective successors, (ii) that the Ground Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (iii) the rent payable under the Ground Lease, (iv) the dates to which all rent and other charges have been paid, (v) whether there are any alleged Ground Lease Defaults and, if so, setting forth the nature thereof in reasonable detail, and (vi) such other matters as Lender may reasonably request or (B) the matters required to be certified by the Ground Lessor under the applicable Ground Lease. The Borrowers shall not be required to request an estoppel from any Ground Lessor more than two (2) times in any calendar year.

         (G)      BANKRUPTCY.

                  (i) If any Ground Lessor shall reject any Ground Lease under or pursuant to Section 365 of Title 11 of the Bankruptcy Code, the Borrowers shall not elect to treat the Ground Lease as terminated but shall elect to remain in possession of the applicable Ground Leased Property and the leasehold estate under such Ground Lease. The lien of the Deed of Trust covering such Property does and shall encumber and attach to all of the Borrowers' rights and remedies at any time arising under or pursuant to Section 365 of the Bankruptcy Code, including without limitation, all of such Borrower's rights to remain in possession of such Property and the leasehold estate.

                  (ii) The Borrowers acknowledge and agree that in any case commenced by or against the Borrowers under the Bankruptcy Code, Lender by reason of the liens and rights granted under the Deed of Trust covering such Property and the Loan Documents shall have a substantial and material interest in the treatment and preservation of such Borrower's rights and obligations under such Ground Lease, and that such Borrower shall, in any such bankruptcy case, provide to Lender immediate and continuous reasonably adequate protection of such interests. Each Borrower and Lender agree that such adequate protection shall include but shall not necessarily be limited to the following:

                           (a)      Lender shall be deemed a party to the Ground
Lease (but shall not have any obligations thereunder) for purposes of Section 365 of the Bankruptcy Code, and shall, provided that, prior to an Event of Default, no such action by Lender would adversely and materially affect the Borrowers' ability to prosecute, or defend, any such claims asserted therein,

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have standing to appear and act as a party in interest in relation to any matter arising out of or related to the Ground Lease or such Property.

                           (b)      The Borrowers shall serve Lender with copies
of all notices, pleadings and other documents relating to or affecting the Ground Lease or the applicable Property. Any notice, pleading or document served by the Borrowers on any other party in the bankruptcy case shall be contemporaneously served by such Borrower on Lender, and any notice, pleading or document served upon or received by such Borrower from any other party in the bankruptcy case shall be served by such Borrower on Lender promptly upon receipt by such Borrower.

                           (c)      Upon written request of Lender, the
Borrowers shall assume the Ground Lease, and shall take such steps as are necessary to preserve such Borrower's right to assume the Ground Lease, including without limitation using commercially reasonable efforts to obtain extensions of time to assume or reject the Ground Lease under Subsection 365(d) of the Bankruptcy Code to the extent it is applicable.

         (H) If the Borrowers or the applicable Ground Lessor seeks to reject any Ground Lease or have the Ground Lease deemed rejected, then prior to the hearing on such rejection Lender shall, subject to applicable law, be given no less than twenty (20) days' notice and opportunity to elect in lieu of rejection to have the Ground Lease assumed and assigned to a nominee of Lender. If Lender shall so elect to assume and assign the Ground Lease, then the Borrowers shall, subject to applicable law, continue any request to reject the Ground Lease until after the motion to assume and assign has been heard. If Lender shall not elect to assume and assign the Ground Lease, then Lender may, subject to applicable law, obtain in connection with the rejection of the Ground Lease a determination that the applicable Ground Lessor, at Lender's option, shall (1) agree to terminate the Ground Lease and enter into a new lease with Lender on the same terms and conditions as the Ground Lease, for the remaining term of the Ground Lease, or (2) treat the Ground Lease as breached and provide Lender with the rights to cure defaults under the Ground Lease and to assume the rights and benefits of the Ground Lease.

                  Each Borrower shall join with and support any request by Lender to grant and approve the foregoing as necessary for adequate protection of Lender's interests. Notwithstanding the foregoing, Lender may seek additional terms and conditions, including such economic and monetary protections as it deems reasonably appropriate to adequately protect its interests, and any request for such additional terms or conditions shall not delay or limit Lender's right to receive the specific elements of adequate protection set forth herein.

                  Each Borrower hereby appoints Lender as its attorney in fact to act on behalf of Lender in connection with all matters relating to or arising out of the assumption or rejection of any Ground Lease, in which the other party to the lease is a debtor in a case under the Bankruptcy Code. This grant of power of attorney is present, unconditional, irrevocable, durable and coupled with an interest.

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SECTION 5.26 MORTGAGED CONDOMINIUM PROPERTY.

         (A) NO MODIFICATION. The Condominium Borrowers shall not modify or amend any material terms of, or terminate any of the Mortgaged Condominium Property Documents, in each case, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

         (B) PERFORMANCE OF MORTGAGED CONDOMINIUM PROPERTY DOCUMENTS. The Condominium Borrowers shall fully and faithfully pay when due and payable all assessments, common charges and other charges payable by the Condominium Borrowers under the Mortgaged Condominium Property Documents and shall perform as and when due each of its material obligations under the Mortgaged Condominium Property Documents in substantial accordance with their respective terms, and shall not cause or suffer to occur any breach or default in any of such obligations. The Condominium Borrowers shall keep and maintain each of the Mortgaged Condominium Property Documents in full force and effect.

         (C) NOTICE OF DEFAULT. If the Condominium Borrowers shall receive any written notice of any Condominium Default, the Condominium Borrowers immediately shall notify Lender of same and deliver to Lender a true and complete copy of each such notice, and provide such documents and information as Lender may reasonably request concerning such Condominium Default.

         (D) LENDER'S RIGHT TO CURE. If any Condominium Default shall occur and be continuing, or if any party to any Mortgaged Condominium Property Document asserts that a Condominium Default has occurred (whether or not the Borrowers question or deny such assertion), then, subject to the terms and conditions of the applicable Mortgaged Condominium Property Documents, after notice to Condominium Borrower, Lender upon five (5) Business Days' prior written notice to the Borrowers, unless Lender reasonably determines that a shorter period (or no period) of notice is necessary to protect Lender's interest in the Ground Lease, may (but shall not be obligated to) take any action that Lender deems reasonably necessary to cure such Condominium Default, including, without limitation, (i) performance or attempted performance of the Borrowers' obligations under the applicable Mortgaged Condominium Property Documents, (ii) curing or attempting to cure any actual or purported Condominium Default, (iii) mitigating or attempting to mitigate any damages or consequences of the same and (iv) entry upon the Mortgaged Condominium Property for any or all of such purposes. Upon Lender's request, the Condominium Borrowers shall submit satisfactory evidence of payment or performance of any of its obligations under each of the Mortgaged Condominium Property Documents. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary or desirable for any such purpose, and the Borrowers shall pay to Lender within five (5) Business Days of the written demand of Lender all such sums so paid or expended by Lender pursuant to this Section 5.26, together with interest thereon from the date of expenditure at the Default Rate.

         (E) PRESERVATION OF CONDOMINIUM. The Condominium Borrowers will do all things necessary to preserve and to keep unimpaired its material rights, powers and privileges under the Mortgaged Condominium Property Documents and to prevent the termination or expiration of the Mortgaged Condominium Property Documents, or the withdrawal of the Mortgaged

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Condominium Property from a condominium form of ownership under applicable law, to the end that the Condominium Borrowers may enjoy all of the material rights granted to it as a party to the Mortgaged Condominium Property Documents.

         (F)      NOTICE OF CONDOMINIUM DEFAULTS. The Condominium Borrowers will
(i) promptly notify Lender of the receipt by the Condominium Borrowers of any notice from the Board of Managers, or the owner of any other unit in the condominium, covering the Mortgaged Condominium Property, asserting or claiming a default by the Condominium Borrowers thereunder or lack of compliance by the Condominium Borrowers with the Mortgaged Condominium Property Documents, (ii) promptly notify Lender of the receipt by the Condominium Borrowers of any notice or request from the Board of Managers or owner of any unit of the termination or purported termination of the Mortgaged Condominium Property Documents or to withdraw the Mortgaged Condominium Property from condominium ownership pursuant to applicable law or to seek any action for partition, (iii) promptly notify Lender of the receipt by the Condominium Borrowers of any notice or request from the Board of Managers or owner of any unit of the material modification or change or proposed material modification or change of the Mortgaged Condominium Property Documents and (iv) promptly cause a copy of each such notice of request received by the Condominium Borrowers from the Board of Managers or any unit owner, or from a mortgagee of a mortgage on such other unit, to be delivered to Lender. The Condominium Borrowers will permit Lender to participate in any such partition or withdrawal proceeding to the extent permitted by law and the Mortgaged Condominium Property Documents (but Lender shall not be obligated so to do). The Condominium Borrowers will promptly deliver to Lender a copy of each notice, pleading, brief and preliminary, interim and final determination or decision and other papers received by it in each such partition or withdrawal proceeding.

         (G)      INTENTIONALLY DELETED.

         (H) STATEMENTS, NOTICES. The Condominium Borrowers will, within twenty (20) days after demand from Lender (which shall not be required more than two (2) times in any calendar year), obtain, if and to the extent that the Condominium Borrowers is entitled to the same under the Mortgaged Condominium Property Documents, and otherwise request from and make good faith efforts to obtain, from the Board of Managers and deliver to Lender a duly signed and acknowledged certificate (signed also by Condominium Borrower) that the Mortgaged Condominium Property Documents are unmodified and in full force and effect (or, if the same have been modified in compliance with this Loan Agreement, that the Mortgaged Condominium Property Documents are in full force and effect as to modified and that there have been no other modifications), stating the dates to which the assessments, common charges and other charges payable under the Mortgaged Condominium Property Documents have been paid and stating whether to the certifying party's and Condominium Borrower's knowledge Condominium Borrower's is in compliance with the Mortgaged Condominium Property Documents, or, if not, specifying each default or failure of compliance of which the certifying party has knowledge. The Condominium Borrowers will, promptly upon receipt thereof by Condominium Borrower, furnish Lender with a copy of all notices and statements, however characterized, issued by the Board of Managers or relating to the Mortgaged Condominium Property Documents including without limitation, financial statements and projected budgets.

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SECTION 5.27 LENDER'S EXPENSES. The Borrowers shall pay, on demand by Lender, all reasonable out-of-pocket expenses, charges, costs and fees (including reasonable attorneys' fees and expenses) in connection with the negotiation, documentation, closing, administration, servicing, enforcement interpretation, and collection of the Loan and the Loan Documents, and in the preservation and protection of Lender's rights hereunder and thereunder. Without limitation the Borrowers shall pay all costs and expenses, including reasonable attorneys' fees, incurred by Lender in any case or proceeding under the Bankruptcy Code (or any law succeeding or replacing any of the same). At the Closing, Lender is authorized to pay directly from the proceeds of the Loan any or all of the foregoing expenses then or theretofore incurred and approved by the Borrowers.

SECTION 5.28 DISTRIBUTIONS. During the continuance of any Event of Default, and at any time that a Cash Trap Event is in effect, the Borrowers shall not make any distributions of cash or other property to any Borrower Party, or make any payments in lieu thereof, without Lender's prior written approval, which may be granted or withheld in Lender's sole discretion.

SECTION 5.29 COMPLETION OF REQUIRED CAPITAL IMPROVEMENTS. The Borrowers shall commence the Required Capital Improvements promptly following the Closing and complete the Required Capital Improvements in accordance with Section 6.5 hereof.

SECTION 5.30 COMPLIANCE WITH PLAN OF REORGANIZATION. The Borrowers shall comply, and shall cause all other parties under the control of Borrower or Guarantor or any Affiliates thereof, to comply, in all material respects with the Plan of Reorganization.

SECTION 5.31 CANCELLATION OF INDEBTEDNESS; SETTLEMENT OF CLAIMS. Unless otherwise specifically provided herein to the contrary, the Borrowers shall not cancel any indebtedness from any Person owing to any Borrower, or settle any claims without Lender's prior written consent which shall not be unreasonably withheld.

                                   ARTICLE VI
                                    RESERVES

SECTION 6.1 SECURITY INTEREST IN RESERVES; OTHER MATTERS PERTAINING TO RESERVES.

         (A) The Borrowers hereby pledge, assign and grant to Lender a security interest in and to all of the Borrowers' right, title and interest in and to the Account Collateral, including the Reserves, as security for payment and performance of all of the Obligations hereunder and under the Note and the other Loan Documents. The Reserves constitute Account Collateral and are subject to the security interest in favor of Lender created herein and all provisions of this Loan Agreement and the other Loan Documents pertaining to Account Collateral.

         (B) In addition to the rights and remedies provided in Article VII and elsewhere herein, upon the occurrence and during the continuance of any Event of Default, Lender shall have all rights and remedies pertaining to the Reserves as are provided for in any of the Loan Documents or under any applicable law. Without limiting the foregoing, upon and at all times after the occurrence and during the continuance of an Event of Default, Lender in its sole and absolute discretion, may use the Reserves (or any portion thereof) for any purpose, including but not limited to any combination of the following: (i) payment of any of the Obligations including

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the Prepayment Consideration (if any) applicable upon such payment in such order as Lender may determine in its sole discretion; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of Lender for any actual losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred as a result of such Event of Default; (iii) payment for the work or obligation for which such Reserves were reserved or were required to be reserved; and (iv) application of the Reserves in connection with the exercise of any and all rights and remedies available to Lender at law or in equity or under this Loan Agreement or pursuant to any of the other Loan Documents. Nothing contained in this Loan Agreement shall obligate Lender to apply all or any portion of the funds contained in the Reserves during the continuance of an Event of Default to payment of the Loan or in any specific order of priority.

SECTION 6.2 FUNDS DEPOSITED WITH LENDER.

         (A) INTEREST, OFFSETS. Except only as expressly provided otherwise herein, all funds of the Borrowers which are deposited with Lock Box Account Bank as Reserves hereunder shall be held by Lock Box Account Bank in one or more Permitted Investments, such Permitted Investments, prior to an Event of Default, to be as directed by Borrower. All interest which accrues on the Reserves shall be taxable to the Borrowers and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Additional provisions pertaining to investments are set forth in
Article VII. After repayment of all of the Obligations, all funds held as Reserves will be promptly returned to, or as directed by, the Borrowers.

         (B) FUNDING AT CLOSING. The Borrowers shall deposit with Lender the amounts necessary to fund each of the Reserves as set forth below. Deposits into the Reserves at Closing may occur by deduction from the amount of the Loan that otherwise would be disbursed to the Borrowers, followed by deposit of the same into the applicable Sub-Account or Account of the Lock Box Account in accordance with the Cash Management Agreement on the Closing Date. Notwithstanding such deductions, the Loan shall be deemed for all purposes to be fully disbursed at Closing.

SECTION 6.3 IMPOSITIONS AND INSURANCE RESERVE. On the Closing Date, the Borrowers shall deposit with Lock Box Account Bank $4,225,548.90 and, pursuant to the Cash Management Agreement, the Borrowers shall deposit monthly, on each Payment Date commencing on the Payment date in December 2002, 1/12th of the annual charges (as reasonably estimated by Lender) for all Impositions and all Insurance Premiums (other than for D&O Insurance) payable with respect to the Properties hereunder (said funds, together with any interest thereon and additions thereto, the "IMPOSITIONS AND INSURANCE RESERVE"). The initial amount of the monthly deposit to be made to the Impositions and Insurance Reserve from and after the date hereof is $1,100,249. The Borrowers shall also deposit with Lock Box Account Bank within ten (10) Business Days of the written demand by Lender, to be added to and included within such reserve, a sum of money which Lender reasonably estimates, together with such monthly deposits, will be sufficient to make the payment of each such charge at least ten (10) Business Days prior to the date initially due. The Borrowers shall provide Lender with bills and all other documents necessary for the payment of the foregoing charges at least thirty (30) days prior to the date on which each payment shall first become subject to penalty or interest if not paid. So

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long as (i) no Event of Default has occurred and is continuing, (ii) the
Borrowers have provided Lender with the foregoing bills and other documents in a timely manner, and (iii) sufficient funds are held by Lender for the payment of the Impositions and insurance premiums relating to the Property, as applicable, Lender shall pay said items or disburse to the Borrowers from such Reserve an amount sufficient to pay said items. Interest shall accrue in favor of the Borrowers on funds in the Impositions and Insurance Reserve. In addition to (and not in lieu of) the aforementioned reserves, at Closing, the Borrowers shall deposit with Lock Box Bank the Supplemental Insurance Reserve Payment to be held in the Impositions and Insurance Reserve. Lender shall be under no obligation to cause any portion of the Supplemental Insurance Reserve Payment to be released to the Borrowers for the payment of any Impositions. Notwithstanding the foregoing to the contrary, provided no Event of Default has occurred and is then continuing, Lender shall cause the remainder, if any, of the Supplemental Insurance Reserve Payment to be disbursed to the Borrowers within five (5) Business Days of the delivery by the Borrowers to Lender of each of the Insurance Policies required pursuant to the terms of Section 5.4 hereof providing coverage for a period of one (1) year, together with evidence of the payment in full of the annual premiums payable for such Insurance Policies.

SECTION 6.4 FF&E RESERVE. On or prior to the Closing Date, Lender or Servicer on behalf of Lender shall establish and maintain with the Lock Box Bank an account, for the purpose of creating a reserve for replacements of the furniture, fixtures and equipment at or in, or used in connection with, the Property (the "REPLACEMENTS") in accordance with the applicable CapEx/FF&E Budget approved by Lender (said funds, together with any interest thereon and additions thereto, the "FF&E RESERVE") which account shall be an Eligible Account entitled "FF&E Reserve Account for the benefit of Merrill Lynch Mortgage Lending, Inc., as secured party" and shall be under the sole dominion and control of Lender, subject to the terms of the Cash Management Agreement. Pursuant to the Cash Management Agreement, the Borrowers shall deposit with Lock Box Account Bank monthly, on each Payment Date commencing with the Payment Date in December 2002, an amount equal to 4.0% of the Operating Revenues generated from the Properties for the prior calendar month (such amount, the "MONTHLY FF&E PAYMENT"). Funds held in the FF&E Reserve may be withdrawn by the Borrowers, subject in all instances to the terms of the Cash Management Agreement, only in accordance with the approved CapEx/FF&E Budget, and no funds held in the FF&E Reserve shall be used in connection with the Required Capital Improvements. Upon and at all times after the occurrence and during the continuance of an Event of Default, no draws will be permitted from the FF&E Reserve other than for normal repairs, replacements, maintenance expenses, and otherwise in accordance with the terms of the Management Agreement, subject, in each instance, to Manager's compliance with the FF&E reporting requirements set forth in Section 5.1(A)(v)(d).

SECTION 6.5 CAPITAL IMPROVEMENT RESERVE; REQUIRED CAPITAL IMPROVEMENTS. At Closing, the Borrowers shall reserve from the proceeds of the Loan and shall deposit with Lock Box Account Bank $6,953,315.50 (said funds, together with any interest thereon, the "CAPITAL IMPROVEMENT RESERVE"), which funds shall be made available to the Borrowers solely for payment of certain Capital Improvements required to be made to the Properties and designated as "Required Capital Improvements" on the Capital Improvement Plan attached hereto as EXHIBIT A (the "REQUIRED CAPITAL IMPROVEMENTS") and shall not be used by the Borrowers for purposes for which any other Reserve is established or for any other purpose other than completion of the Required Capital Improvements. The Borrowers shall promptly commence and diligently

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prosecute to completion, subject to Force Majeure, the Required Capital
Improvements within the time periods for each Required Capital Improvement set forth on EXHIBIT A. Funds held in the Capital Improvement Reserve shall be disbursed in accordance with Section 6.7. Subject to the foregoing conditions, the Borrowers shall be entitled to draw any remaining balance in the Capital Improvement Reserve when all Required Capital Improvements are complete, and paid for, in accordance with the terms hereof.

Section 6.6 HAZARDOUS MATERIALS REMEDIATION RESERVE. At Closing, the Borrowers shall reserve from the proceeds of the Loan and shall deposit with Lock Box Account Bank, an amount equal to $1,039,688.00 (said funds, together with any interest thereon and additions thereto, the "HAZARDOUS MATERIALS REMEDIATION RESERVE") for certain work related to Hazardous Materials on the Properties as indicated in the Environmental Reports for the Properties prepared and delivered prior to the Closing and as such work is more particularly described on SCHEDULE
6.6 (the "ENVIRONMENTAL WORK"). Prior to the earlier of (x) the date required by any applicable Governmental Authority or (y) nine (9) months after the Closing, the Borrowers shall, subject to Force Majeure, complete such Environmental Work and shall provide to Lender such closure reports, no-further-action letters, or other evidence of compliance with law as Lender may reasonably require. The funds contained in the Hazardous Materials Remediation Reserve shall be utilized by the Borrowers solely for performance of the Environmental Work in accordance with the Environmental Reports, and shall not be used by the Borrowers for purposes for which any other Reserve is established. Subject to the Borrowers' satisfaction of the applicable conditions of Section 6.7, the Borrowers shall be entitled to draw upon the Hazardous Materials Remediation Reserve to pay for costs that have been incurred by the Borrowers for such Environmental Work, provided that the Borrowers deliver to Lender such evidence as may be reasonably satisfactory to Lender that, after payment of such draw, the funds remaining in the Hazardous Materials Remediation Reserve shall be sufficient to pay for the remainder of such Environmental Work. Subject to the foregoing conditions, the Borrowers shall be entitled to draw any remaining balance in the Hazardous Materials Remediation Reserve when all such Environmental Work is complete, and is paid for, in accordance with the terms hereof.

SECTION 6.7 CONDITIONS TO DISBURSEMENTS FROM HAZARDOUS MATERIALS REMEDIATION RESERVE AND CAPITAL IMPROVEMENT RESERVE; PERFORMANCE OF WORK.

         (A) DISBURSEMENTS FROM THE HAZARDOUS MATERIALS REMEDIATION RESERVE AND CAPITAL IMPROVEMENT RESERVE. Upon the Borrowers' written request for disbursement, Lender shall authorize Lock Box Account Bank to disburse funds to or for the account of the Borrowers (x) from the Hazardous Materials Remediation Reserve, to pay to, or pay on behalf of, the Borrowers for the amount of the Borrowers' actual bona fide out-of-pocket expenditures or costs incurred for Environmental Work (the "APPROVED ENVIRONMENTAL EXPENDITURES", and (y) from the Capital Improvement Reserve, to pay to, or pay on behalf of, the Borrowers for the amount of the Borrowers' actual bona fide out-of-pocket expenditures or costs incurred for Required Capital Improvements ("APPROVED CAPITAL IMPROVEMENT EXPENDITURES"; and together with the Approved Environmental Expenditures, collectively, "APPROVED EXPENDITURES"; and the related Environmental Work or Required Capital Improvements to which any such request for disbursement relates shall be referred to as the "WORK"), upon satisfaction of each of the

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conditions listed on SCHEDULE 6.7 and each of the conditions set forth below in
Lender's reasonable discretion:

                  (i) Except as provided in this Section 6.7, each request for disbursement from the Hazardous Materials Remediation Reserve or the Capital Improvement Reserve (such Reserves, the "WORK RESERVES") shall be made for completion of the Approved Expenditures for which disbursement is requested.

                  (ii) A request for disbursement from the Work Reserves may be made after completion of a portion of the work under such contract, provided
(1) all other conditions in this Loan Agreement for disbursement have been satisfied, (2) funds remaining in the Hazardous Materials Remediation Reserve are, in Lender's reasonable judgment, sufficient to complete the Environmental Work when required and/or funds remaining in the Capital Improvement Reserve are, in Lender's reasonable judgment, sufficient to complete such item of Required Capital Improvements and any other Required Capital Improvements remaining to be performed, as the case may be, and (3) if reasonably required by Lender, each contractor or subcontractor receiving payments in excess of $100,000 under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

                  (iii) To the extent the contract with the relevant contractor or supplier provides for a retainage, each disbursement from a Work Reserve, except for a final disbursement, shall be in the amount of actual costs incurred less the percentage of such costs that the contract with the relevant contractor or supplier specifies to be retained and advanced as part of the final disbursement. No funds will be advanced for materials stored at any Property unless such materials are properly stored and secured at the applicable Property in accordance with the Borrowers' customary procedures and sound construction practices as reasonably determined by Lender. No funds will be advanced for materials stored at any location other than at the Properties unless Lender determines in its reasonable discretion that Lender has a perfected first priority security interest in any such materials.

                  (iv) The amount of all invoices in connection with the Work with respect to which a disbursement is requested and which has been approved by Lender shall be disbursed by Lock Box Account Bank as directed by the Borrowers (in which event, the Borrowers covenant and agree to promptly pay such invoices) or, if an Event of Default has occurred and is continuing, at Lender's option and in Lender's sole and absolute discretion, directly to the contractor, supplier, materialman, mechanic or subcontractor indicated on said invoices unless already paid by the Borrowers and Lender has received satisfactory evidence of such payment in which case Lender shall reimburse the Borrowers. If the Borrowers request that any amounts be disbursed directly to the Borrowers pursuant to the foregoing sentence, the Borrowers shall be required to deliver evidence reasonably acceptable to Lender of payment of all invoices for which disbursements were previously made to the Borrowers as a condition to such requested disbursement.

                  (v) No more than two (2) disbursements will be made by Lender from the Hazardous Materials Remediation Reserve or the Capital Improvement Reserve in any calendar month, and, if made in accordance herewith or otherwise approved by Lender, requested disbursements will be made within five (5) Business Days after the request therefor. Lender

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shall not be required to make any disbursement from a Work Reserve with respect to the Property unless such requested disbursement is in an amount equal to or greater than $25,000 (other than the final disbursement).

                  (vi) Lender reserves the right, at its option and as a condition to any disbursement from a Work Reserve, to approve (which shall not be unreasonably withheld, delayed or conditioned) (i) all drawings and plans and specifications, if any, for any Work which require aggregate payments in amounts exceeding the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000, and (ii) all contracts and work orders with materialmen, mechanics, suppliers, subcontractors, contractors and other parties providing labor or materials in connection with any Work which require aggregate payments in amounts exceeding the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000. Upon Lender's reasonable request, the Borrowers shall assign (to the extent assignable) any drawings, plans and specifications, contracts or subcontracts to Lender. Drawings, plans and specifications, contracts and work orders approved by Lender shall not be changed in any material respect without Lender's prior written consent, which shall not be unreasonably withheld, delayed or conditioned.

                  (vii) The Borrowers shall have delivered a certificate to Lender from an Architect certifying that the Work has been completed in a good and workmanlike manner in accordance with all applicable laws for any item in excess of the greater of (x) five percent (5%) of the Aggregate Allocate Loan Amount with respect to the applicable Property or (y) $250,000. Lender may retain its own architect or engineer ("LENDER'S CONSULTANT") to review any plans and specifications for any items in excess of the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000, and to periodically inspect any Work at the Borrowers' sole cost and expense.

                  (viii) The Borrowers shall have delivered to Lender a certificate of the Borrowers certifying as to the actual costs which were incurred by the Borrowers to complete such Work, which costs shall not materially exceed the amount budgeted for such Work under the Capital Improvement Plan then in effect unless approved by Lender, which shall not be unreasonably withheld, delayed or conditioned (together with supporting documentation reasonably acceptable to Lender).

                  (ix) The Borrowers shall have delivered to Lender all necessary material certificates, authorizations, permits and licenses which are required to permit the construction and completion of the Work, as issued by the appropriate Governmental Authority. The Borrowers, to the full extent permitted by applicable law, hereby assigns to Lender as additional security for the payment of the Obligations and the observance and performance by the Borrowers of the terms, covenants and provisions of the Loan Documents all right, title and interest which the Borrowers may now have or may hereafter acquire in and to such certificates, authorizations, permits and licenses.

                  (x) Lender may require an inspection of the Property prior to making a monthly disbursement from the applicable Work Reserve in order to verify completion of the Work for which disbursement is sought in excess of the greater of (x) five percent (5%) of the

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Aggregate Allocated Loan Amount with respect to the applicable Property or (y)
$250,000. Lender may require that such inspection be conducted by Lender's Consultant and/or may require a copy of a certificate of completion by an independent qualified architect or engineer acceptable to Lender prior to the disbursement of any amounts from the applicable Work Reserve. The Borrowers shall pay the reasonable out-of-pocket expense of such inspections as reasonably required hereunder, whether such inspections are conducted by Lender, Servicer, Lender's Consultant or by an independent qualified professional.

         (B)      PERFORMANCE OF WORK.

                  (i) The Borrowers shall complete all Work in a good and workmanlike manner as soon as practicable following the commencement thereof substantially in accordance with the applicable budget approved by Lender in accordance with the terms of this Loan Agreement. The insufficiency of the balance in the applicable Work Reserve shall not relieve the Borrowers from their obligations to perform and complete the related Work as herein provided or to fulfill all other preservation and maintenance covenants in the Loan Documents.

                  (ii) If Lender determines in its reasonable discretion that any Work is not being performed in a workmanlike or timely manner or that any Work has not been completed in a workmanlike manner, Lender shall have the option to withhold disbursement for such unsatisfactory work and so notify the Borrowers with reasonable detail regarding the basis for Lender's dissatisfaction and, after the expiration of forty-five (45) days from the giving of such notice by Lender to the Borrowers of such unsatisfactory work without the cure thereof (or, if such unsatisfactory work is susceptible of a cure but cannot reasonably be cured within said forty-five (45) day period and provided that the Borrowers shall have commenced to cure such unsatisfactory work within said forty-five (45) day period and thereafter diligently and expeditiously proceeds to cure the same, after the expiration of such longer period as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such unsatisfactory work, up to a maximum of an additional sixty (60) days, subject to Force Majeure, without the cure thereof). Lender may proceed under existing contracts or contract with third parties to complete such Work, as the case may be, and apply amounts contained in the applicable Work Reserve toward the labor and materials necessary to complete the same, without providing any additional prior notice to the Borrowers, and exercise any and all other remedies available to Lender upon and during the continuance of an Event of Default hereunder.

                  (iii) In order to facilitate Lender's completion or making of any Work pursuant to Section 6.7(B)(ii) above, the Borrowers grant Lender the right to enter onto each Property during normal business hours after the expiration of the notice specified above and perform, subject to the rights of tenants, any and all work and labor necessary to complete the applicable Work and/or employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to the Borrowers and secured by the applicable Deed of Trust. For this purpose, the Borrowers constitute and appoint Lender their true and lawful attorney-in-fact with full power of substitution to complete or undertake the applicable Work in the name of the Borrowers pursuant to Section 6.7(B)(ii) above. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Upon the occurrence and during the continuance of an Event of Default, the Borrowers empower said attorney-in-fact as follows: (i) to use any funds in the applicable Work Reserve for the purpose

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of making or completing any Work; (ii) to make such additions, changes and corrections to any Work as shall be reasonably necessary or desirable to complete the same; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against any Property, or as may be necessary or desirable for the completion of any Work, or for clearance of title; (v) to execute all applications and certificates in the name of the Borrowers which may be required by any of the contract documents; (vi) in its reasonable discretion, to prosecute and defend all actions or proceedings in connection with any Property or the rehabilitation and repair of such Property; and (vii) to do any and every act which the Borrowers might do in their own behalf to fulfill the terms of this Loan Agreement.

                  (iv) Nothing in this Section shall: (i) make Lender responsible for making or completing any Work; (ii) require Lender to expend funds in addition to the amounts on deposit in the applicable Work Reserve to make or complete any Work; (iii) obligate Lender to proceed with any Work; or
(iv) obligate Lender to demand from the Borrowers additional sums to make or complete any Work.

                  (v) The Borrowers shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect or inspector) or third parties performing any Work pursuant to this Section 6.7 to enter onto any Property during normal business hours upon reasonable notice (subject to the rights of tenants under their Leases) to inspect the progress of any Work and all materials being used in connection therewith, to examine all plans and shop drawings relating thereto which are or may be kept at any Property, and to complete any Work made pursuant to Section 6.7(B)(ii). The Borrowers shall use commercially reasonable efforts to cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connections with inspections described in this
Section 6.7(B) or the completion of the Work pursuant to this Section 6.7(B).

                  (vi) All Work and all materials, equipment, fixtures and any other item comprising a part thereof shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for the Permitted Encumbrances).

                  (vii) All Work shall comply with all applicable legal requirements of all Governmental Authorities having jurisdiction over the Properties and applicable insurance requirements, including, without limitation, applicable building codes, special use permits, environmental regulations and requirements of insurance underwriters.

         (C) INDEMNIFICATION. The Borrowers shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, out-of-pocket costs and expenses (including, without limitation, litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the performance of the Work, except to the extent caused by the bad faith, willful misconduct or gross negligence of Lender. The Borrowers shall assign to Lender all rights and claims the Borrowers may have against all Persons supplying labor or materials in connection with the Work; provided, however, that Lender may not pursue any such right or claim or pursue any

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other action with respect to such rights and claims unless an Event of Default has occurred and remains uncured.

SECTION 6.8 CASH TRAP RESERVE. (i) If, at any time prior to the repayment of the Obligations in full, a Cash Trap Event shall occur, then, from and after the occurrence of such Cash Trap Event and for so long as such Cash Trap Event continues to exist, all Excess Cash Flow (except as otherwise expressly provided below) shall be deposited with Lender (or its Servicer or agent) and held in the Lock Box Account in accordance with the terms of the Cash Management Agreement (said funds, together with any interest thereon, the "CASH TRAP RESERVE"). A "CASH TRAP EVENT" shall occur as of any Calculation Date when (x) the Debt Yield is less than the Minimum Debt Yield or (y) the Debt Service Coverage Ratio is less than the Minimum DSCR, in each case for the trailing twelve (12) month period ending on such Calculation Date and shall continue to exist until such time as the Minimum Debt Yield and the Minimum DSCR tests have been satisfied for three (3) consecutive Calculation Dates (on a trailing twelve (12) month basis) following such Calculation Date. Notwithstanding that the Debt Yield is less than the Minimum Debt Yield or the Debt Service Coverage Ratio is less than the Minimum DSCR as of any Calculation Date, no Cash Trap Event shall be deemed to have occurred as a result of such event if the Borrowers make a principal prepayment of the Aggregate Outstanding Principal Balance (which prepayment amount shall be disbursed in accordance with the term of the Cash Management Agreement) in such amounts, and applied, on the next Payment Date), within three
(3) Business Days after the date of delivery of the financial statements disclosing the existence of such Cash Trap Event (or the date on which such financial statements are required to be delivered pursuant to Section 5.1), in an amount equal to the greater of (x) one percent (1%) of the Aggregate Outstanding Principal Balance, or (y) 120% of the amount, as determined by Lender in its reasonable discretion, sufficient to cause the Debt Yield to meet or exceed the Minimum Debt Yield and the Debt Service Coverage Ratio to meet or exceed the Minimum DSCR if such calculations were recalculated as provided above assuming that such amount was applied to reduce the Aggregate Outstanding Principal Balance as of the first day of the relevant measuring period. During the continuance of a Cash Trap Event, any funds on deposit in the Cash Trap Reserve may, at the Borrowers' election, be retained in the Cash Trap Reserve or may be applied to (i) prepayment of the Aggregate Outstanding Principal Balance as provided above, (ii) Capital Expenditures reasonably approved by Lender, or
(iii) scheduled payments (not to exceed $3,000,000 in the aggregate) of principal and interest under the Loan and the Mezzanine Loan (to be applied in accordance with the terms of the Cash Management Agreement). Any funds of deposit in the Cash Trap Reserve shall continue to be held as additional Collateral in accordance with this Section 6.8 until the earlier of (a) the date that such funds are applied or disbursed pursuant to the foregoing sentence and
(b) the date the Minimum Debt Yield and the Minimum DSCR tests have each been satisfied for three (3) consecutive months (as determined above), at which time, provided no Event of Default exists, such funds shall be released to the Borrowers. The existence of a Cash Trap Event shall be determined by Lender in its reasonable good faith determination. If Lender determines that a Cash Trap Event has occurred, Lender shall send the Borrowers written notice thereof. Notwithstanding any provision herein to the contrary, if an Event of Default has occurred and is continuing, all funds on deposit in the Cash Trap Reserve and any subsequent Excess Cash Flow, while such Event of Default is continuing, may be applied by Lender to payment of the Loan (including payment of any Prepayment Consideration) or other Obligations (or to the obligations of the Mezzanine Borrowers to Mezzanine Lender) as Lender may elect.

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                                   ARTICLE VII
                           LOCK BOX; CLEARING ACCOUNT;
                        CENTRAL ACCOUNT; CASH MANAGEMENT

SECTION 7.1 ESTABLISHMENT OF DEPOSIT ACCOUNT AND LOCK BOX ACCOUNT.

         (A) (i) DEPOSIT ACCOUNT. On or before the Closing Date, one or more deposit accounts shall be established at the Borrowers' sole cost and expense in the name of Lender, as secured party hereunder (said accounts, and any accounts replacing same in accordance with this Loan Agreement and the Deposit Account Agreement, collectively, the "DEPOSIT ACCOUNT") with one or more financial institutions reasonably approved by Lender (collectively, the "DEPOSIT BANK"), pursuant to one or more agreements (collectively, the "DEPOSIT ACCOUNT AGREEMENT") substantially similar to Lender's form or otherwise in form and substance reasonably acceptable to Lender, executed and delivered by the Borrowers and the Deposit Bank. The Deposit Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer). Among other things, the Deposit Account Agreement shall provide that the Borrowers shall have no access to or control over the Deposit Account, that all available funds on deposit in the Deposit Account shall be transferred by wire transfer (or transfer via the ACH System) on each Business Day by the Deposit Bank into the Lock Box Account, for application in accordance with the Cash Management Agreement. The Deposit Bank and the Lock Box Account Bank shall be directed to deliver to the Borrowers copies of bank statements and other information made available by the Deposit Bank and the Lock Box Account Bank concerning the Deposit Account and the Lock Box Account.

                  (ii) Upon establishing the Deposit Account, (1) the Borrowers shall cause any and all Operating Revenues, including distributions or other payments made directly or indirectly to the Borrowers, Manager, or any of their respective Affiliates, from any Beverage Company, but excluding any award made to the Borrowers with respect to the Pre-Closing Condemnation, to be deposited promptly into the Deposit Account and in no event later than two (2) Business Days after the same are paid to or for the benefit of the Borrowers, and (2) the Borrowers shall each obtain an agreement (each, a "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER") from each of the Persons paying or disbursing credit card receivables (the "CREDIT CARD COMPANIES"), substantially similar to Lender's form or otherwise in form and substance reasonably acceptable to Lender, pursuant to which the Credit Card Companies agree to pay all credit card receivables into the Lock Box Account, and acknowledge and agree that Lender shall have a first priority perfected security interest in such credit card receivables. To the extent that the Borrowers or any Person on the Borrowers' behalf holds any Receipts, whether in accordance with this Loan Agreement or otherwise, the Borrowers shall be deemed to hold the same in trust for Lender for the protection of the interests of Lender hereunder and under the Loan Documents. The Borrowers represent and warrant that, as of the date hereof, the only Credit Card Companies paying or disbursing credit card receivables with respect to the Property are Chase Merchant Services, American Express, Discover Financial Service, Diners Club, JCB (Japanese Credit Bureau), and, if any of the Borrowers shall hereafter enter into an agreement with any other Credit Card Company pursuant to which such Credit Card Company shall pay credit card receivables with respect to the Properties, such Borrower shall promptly obtain a Credit Card Receivables Payment Direction Letter in form and substance reasonably acceptable to Lender from such Credit Card Company.

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                  (iii)    The Borrowers shall pay all reasonable out-of-pocket
costs and expenses incurred by Lender in connection with the transactions and other matters contemplated by this Section 7.1, including but not limited to, Lender's reasonable attorneys fees and expenses, and all reasonable fees and expenses of the Deposit Bank and the Lock Box Account Bank, including without limitation their reasonable attorneys fees and expenses.

         (B) LOCK BOX ACCOUNT. On or before the Closing Date, pursuant to the terms of the Cash Management Agreement, an Eligible Account shall be established in the name of Lender, as secured party hereunder, to serve as the "Lock Box Account" (said account, and any account replacing the same in accordance with this Loan Agreement and the Cash Management Agreement, the "LOCK BOX ACCOUNT"; and the depositary institution in which the Lock Box Account is maintained, the "LOCK BOX ACCOUNT BANK"). The Lock Box Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer); and except as expressly provided hereunder and/or in the Cash Management Agreement, the Borrowers shall not have the right to control or direct the investment or payment of funds therein during the continuance of an Event of Default. Lender may elect to change any financial institution in which the Lock Box Account shall be maintained if such institution is no longer an Eligible Bank, upon not less than five (5) Business Days' notice to the Borrower. The Lock Box Account shall be deemed to contain such sub-accounts as Lender may designate ("SUB-ACCOUNTS"), which may be maintained as separate ledger accounts and need not be separate Eligible Accounts. The Sub-Accounts shall include the following as more particularly described in the Cash Management Agreement.

                  (i) "DEBT SERVICE SUB-ACCOUNT" shall mean the Sub-Account of the Lock Box Account established for the purposes of reserving for payments of principal and interest and other amounts due under the Loan Documents (but without duplication of amounts covered under item (ii) below); and

                  (ii) "RESERVE SUB-ACCOUNTS" shall mean the Sub-Accounts of the Lock Box Account established for the purpose of holding funds in the Reserves including: (a) the "Imposition and Insurance Reserve Sub-Account"; (b) the "Hazardous Materials Remediation Reserve Sub-Account"; (c) the "Extraordinary Receipts Sub-Account" (d) the "Mezzanine Loan Debt Service Sub-Account"; and (e) the "Cash Trap Reserve Sub-Account".

SECTION 7.2 APPLICATION OF FUNDS IN LOCK BOX ACCOUNT. Funds in the Lock Box Account shall be allocated to the Sub-Accounts or the other Accounts (or paid, as the case may be) in accordance with the Cash Management Agreement.

SECTION 7.3 APPLICATION OF FUNDS AFTER EVENT OF DEFAULT. If any Event of Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have all rights and remedies available under applicable law and under the Loan Documents. Without limitation of the foregoing, for so long as an Event of Default exists, Lender may apply any and all funds in the Deposit Account, the FF&E Reserve, the Lock Box Account, the Hazardous Materials Remediation Reserve Sub-Account, the Extraordinary Receipts Sub-Account, the Cash Trap Reserve Sub-Account and/or any Sub-Accounts against all or any portion of any of the Obligations, in any order.

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                                  ARTICLE VIII
                          DEFAULT, RIGHTS AND REMEDIES

SECTION 8.1 EVENT OF DEFAULT.

         "EVENT OF DEFAULT" shall mean the occurrence or existence of any one or more of the following:

         (A) SCHEDULED PAYMENTS. Failure of the Borrowers to pay any scheduled payment amount when the same is due under this Loan Agreement, the Note, or any other Loan Documents (whether such amount is interest, principal, Reserves, or otherwise), or to pay for any Insurance Policies required pursuant to Section 5.4 hereof; or

         (B) OTHER PAYMENTS. Failure of the Borrowers to pay any amount from time to time owing under this Loan Agreement, the Note, or any other Loan Documents (other than amounts subject to the preceding paragraph) within ten
(10) days after written notice to the Borrowers; or

         (C) BREACH OF REPORTING PROVISIONS. Failure of any Borrower Party to perform or comply with any term or condition contained in Section 5.1 which continues for a period of ten (10) days after written notice to the Borrowers (except that no notice or grace period shall be granted for any breach under Section 5.1(H)); or

         (D) BREACH OF PROVISIONS REGARDING INSURANCE, TRANSFERS, LIENS, SINGLE PURPOSE. Breach or default under any of Section 5.4, 5.12, 5.17, 5.18, 5.19, 5.20, Article IX, or Section 11.1 (provided that in the case of an involuntary Lien under Section 5.18 or 11.1, the same shall not constitute an Event of Default if within thirty (30) days after the filing thereof, the Borrowers shall either (i) cause the same to be removed of record, or (ii) provide to Lender security for the same in an amount and pursuant to terms both satisfactory to Lender in Lender's sole discretion; provided however that if (x) the default under Section 5.18 or 11.1 is capable of cure but with diligence cannot be cured within such period of thirty (30) days, (y) the Borrowers (or the applicable Borrower Party) has commenced the cure within such thirty (30) day period and has pursued such cure diligently, and (z) each Borrower delivers to Lender promptly following written demand (which demand may be made from time to time by Lender) evidence reasonably satisfactory to Lender of the foregoing, then such period shall be extended for so long as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such default, but in no event beyond ninety (90) days after the original notice of default); or

         (E) BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by any Borrower, Guarantor or Manager thereof in any Loan Document or in any statement or certificate at any time given in writing pursuant to or in connection with any Loan Document is false in any material respect as of the date made; or

         (F) OTHER DEFAULTS UNDER LOAN DOCUMENTS. A default shall occur in the performance of or compliance with any term contained in this Loan Agreement or the other Loan Documents and such default is not fully cured within thirty
(30) days after receipt by the Borrowers of written notice from Lender of such default (other than occurrences described in other provisions of this Section
8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); provided however that if (i) the default is capable

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of cure but with diligence cannot be cured within such period of thirty (30)
days, (ii) the Borrowers (or the applicable Borrower Party) has commenced the cure within such thirty (30) day period and has pursued such cure diligently, and (iii) each Borrower delivers to Lender promptly following written demand (which demand may be made from time to time by Lender) evidence reasonably satisfactory to Lender of the foregoing, then such period shall be extended for so long as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such default, but in no event beyond one hundred and twenty
(120) days after the original notice of default; or

         (G) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) A court enters a decree or order for relief with respect to any Borrower Party, in an Involuntary Borrower Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law unless dismissed within ninety (90) days; (ii) the occurrence and continuance of any of the following events for ninety (90) days unless dismissed or discharged within such time: (x) an Involuntary Borrower Bankruptcy is commenced, (y) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower Party or over all or a substantial part of its property, is entered, or (z) an interim receiver, trustee or other custodian is appointed without the consent of any Borrower Party, for all or a substantial part of the property of such Person; or

         (H) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) An order for relief is entered with respect to any Borrower Party, or any Borrower Party commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for any Borrower Party or for all or a substantial part of the property of any Borrower Party; (ii) any Borrower Party makes any assignment for the benefit of creditors; or (iii) the Board of Directors or other governing body of any Borrower Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

         (I) BANKRUPTCY INVOLVING OWNERSHIP INTERESTS OR PROPERTIES. Other than as described in either of Subsections 8.1(G) or 8.1(H), all or any portion of the Collateral becomes property of the estate or subject to the automatic stay in any case or proceeding under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (provided that if the same occurs in the context of an involuntary proceeding, it shall not constitute an Event of Default if it is dismissed or discharged within ninety (90) days following its occurrence); or

         (J) SOLVENCY. Any Borrower Party ceases to be solvent or admits in writing its present or prospective inability to pay its debts as they become due; or

         (K) JUDGMENT AND ATTACHMENTS. Any lien, money judgment, writ or warrant of attachment, or similar process is entered or filed against any Borrower Party or any of its assets,, which claim is not fully covered by insurance (other than with respect to the amount of commercially reasonable deductibles permitted hereunder), would have a Material Adverse

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Effect and remains undischarged, unvacated, unbonded or unstayed for a period of forty-five (45) days; or

         (L) INJUNCTION. The Borrowers are enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of their business and such order continues for more than thirty (30) days; or

         (M) INVALIDITY OF LOAN DOCUMENTS. This Loan Agreement, any Deed of Trust or any of the Loan Documents for any reason ceases to be in full force and effect or ceases to be a legally valid, binding and enforceable obligation of the Borrowers or any Lien securing the Obligations shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document) and the Borrowers do not take all actions requested by Lender to correct such defect within ten (10) days after the written request by Lender to take such action, or any Person under the control of the Borrowers or Guarantor who is a party thereto, other than Lender, denies that it has any further liability (as distinguished from denial of the existence of a Default or Event of Default) under any Loan Documents to which it is party, or gives notice to such effect; or

         (N) CROSS-DEFAULT WITH OTHER LOAN DOCUMENTS. A default beyond any applicable grace periods shall occur under any of the other Loan Documents; or

         (O)      DEFAULT UNDER MANAGEMENT AGREEMENTS OR FRANCHISE AGREEMENTS.
(i) An Uncured Franchise Default occurs; (ii) or any breach or default shall occur in the material obligations of the Borrowers under any of the Management Agreements, and such breach or default either is of such a nature or continues for such a period of time beyond applicable notice and cure periods, if any, that Manager shall have the right to exercise material remedies as a consequence thereof; or

         (P) GROUND LEASE/MORTGAGED CONDOMINIUM PROPERTY. Any default by any of the Borrowers beyond any applicable grace period shall occur under any Ground Lease or any Mortgaged Condominium Property Document or any actual or attempted surrender, termination, modification or amendment of any Ground Lease or any Mortgaged Condominium Property Document without Lender's prior written consent.

                  If more than one of the foregoing paragraphs shall describe the same condition or event, then Lender shall have the right to select which paragraph or paragraphs shall apply. In any such case, Lender shall have the right (but not the obligation) to designate the paragraph or paragraphs which provide for non-written notice (or for no notice) or for a shorter time to cure (or for no time to cure).

SECTION 8.2 ACCELERATION AND REMEDIES

         (A) Upon the occurrence and during the continuance of any Event of Default described in any of Subsections 8.1(G), 8.1(H), or 8.1(I), the unpaid principal amount of and accrued interest and fees on the Loan and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby

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expressly waived by the Borrowers. Upon and at any time after the occurrence of any other Event of Default, at the option of Lender, which may be exercised without notice or demand to anyone, all or any portion of the Loan and other Obligations shall immediately become due and payable.

         (B) Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against the Borrowers under this Loan Agreement or any of the other Loan Documents, or at law or in equity, may be exercised by Lender at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Properties. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by law, Lender shall not be subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against each Property and the Deeds of Trust have been foreclosed, sold and/or otherwise realized upon in satisfaction of the Obligations or the Obligations have been paid in full.

         (C) Lender shall have the right from time to time to partially foreclose the Deeds of Trust in any manner and for any amounts secured by the Deeds of Trust then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event the Borrowers default beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Deed of Trust to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Deed of Trust or any of them to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Deed of Trust as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Deed of Trust to secure payment of sums secured by the Deed of Trust and not previously recovered.

         (D) During the continuance of an Event of Default, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. The Borrowers shall execute and deliver to Lender from time to time, within ten (10) days after the request of Lender, a severance agreement and such other documents as Lender shall reasonably request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. The Borrowers hereby absolutely and irrevocably appoint Lender as their true and lawful attorney, coupled with an interest, in their name and stead to make and execute all documents reasonably necessary to effect the aforesaid

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severance if the Borrowers fail to do so within ten (10) days of Lender's written request, the Borrowers ratifying all that their said attorney shall do by virtue thereof.

         (E) Any amounts recovered from the Properties or any other collateral for the Loan after an Event of Default may be applied by Lender toward the payment of any interest and/or principal of the Loan and/or any other amounts due under the Loan Documents in such order, priority and proportions as Lender in its sole discretion shall determine.

         (F) The rights, powers and remedies of Lender under this Loan Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against the Borrowers pursuant to this Loan Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to the Borrowers shall not be construed to be a waiver of any subsequent Default or Event of Default by the Borrowers or to impair any remedy, right or power consequent thereon.

SECTION 8.3 PERFORMANCE BY LENDER.

         (A) Upon the occurrence and during the continuance of an Event of Default, if any of the Borrowers shall fail to perform, or cause to be performed, any material covenant, duty or agreement contained in any of the Loan Documents (subject to applicable notice and cure periods), Lender may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrowers including making protective advances on behalf of any Borrower, or, in its sole discretion, causing the obligations of any of the Borrowers to be satisfied with the proceeds of any Reserve. In such event, the Borrowers shall, at the request of Lender, promptly pay to Lender, or reimburse, as applicable, any of the Reserves, any actual amount reasonably expended or disbursed by Lender in such performance or attempted performance, together with interest thereon at the Default Rate (including reimbursement of any applicable Reserves), from the date of such expenditure or disbursement, until paid. Any amounts advanced or expended by Lender to perform or attempt to perform any such matter shall be added to and included within the indebtedness evidenced by the applicable Note and shall be secured by all of the Collateral securing the applicable Loan. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of the Borrowers under this Loan Agreement or any other Loan Document, and it is further expressly agreed that no such performance by Lender shall cure any Event of Default hereunder.

         (B) Lender may cease or suspend any and all performance required of Lender under the Loan Documents upon and at any time after the occurrence and during the continuance of any Event of Default.

SECTION 8.4 EVIDENCE OF COMPLIANCE. Promptly following request by Lender, each Borrower shall provide such documents and instruments as shall be reasonably satisfactory to Lender to

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evidence compliance with any material provision of the Loan Documents applicable to the Borrowers.

                                   ARTICLE IX
               SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

SECTION 9.1 APPLICABLE TO ALL PRIMARY BORROWER PARTIES. The Borrowers hereby represent, warrant and covenant as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion, that each Primary Borrower Party:

         (A) does not own and will not own any assets other than the Properties (including incidental personal property necessary for the operation thereof and proceeds therefrom) or direct or indirect ownership interests in the Borrowers, and such other wholly owned subsidiaries of the Primary Borrower Parties established solely for the purpose of holding liquor licenses with respect to one or more of the Properties or, with respect to each of the Primary Borrower Parties, such incidental assets as are necessary to enable it to discharge its obligations with respect to the Borrowers (the "OWNERSHIP INTERESTS");

         (B) is not engaged and will not engage in any business, directly or indirectly, other than the ownership, management and operation of the Properties or the Ownership Interests;

         (C) will not enter into any contract or agreement with any partner, member, shareholder, trustee, beneficiary, principal or Affiliate of any Primary Borrower Party except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such Affiliate (including the Management Agreements);

         (D) has not incurred any debt that remains outstanding as of Closing and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Obligations, (ii) Permitted Indebtedness, and (iii) the Mezzanine Loan;

         (E) has not made any loans or advances to any Person that remains outstanding as of Closing and will not make any loan or advances to any Person (including any of its Affiliates), and has not acquired and will not acquire obligations or securities of any of its Affiliates other than the other Borrower Parties;

         (F) is and reasonably expects to remain solvent and pay its own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due other than the other Borrower Parties;

         (G) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, member, shareholder, trustee, beneficiary, or principal amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, articles of organization, operating agreement, or other organizational documents in any manner with respect to the matters set forth in this Article IX;

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         (H)      shall continuously maintain its existence and be qualified to do business in all states necessary to carry on its business, specifically including in the case of each Borrower, the state where its Property is located;

         (I) will conduct and operate its business as presently contemplated with respect to the ownership of its Property, or the ownership interests in the Borrowers, as applicable;

         (J) will maintain books and records and bank accounts (other than bank accounts established hereunder, or established by Manager with respect to the operations of the Properties pursuant to the Management Agreement) separate from those of its partners, members, shareholders, trustees, beneficiaries, principals, Affiliates, and any other Person and will maintain separate financial statements except that it may also be included in consolidated financial statements of its Affiliates;

         (K) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any of its partners, members, shareholders, trustees, beneficiaries, principals and Affiliates, and any Affiliates of any of the same), and not as a department or division of any Person and will correct any known misunderstandings regarding its existence as a separate legal entity;

         (L)      will pay the salaries of its own employees, if any;

         (M) will allocate fairly and reasonably any overhead for shared office space;

         (N)      will use stationery, invoices and checks;

         (O) will file its own tax returns with respect to itself (or consolidated tax returns, if applicable) as may be required under applicable law;

         (P) reasonably expects to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (Q) will not seek, acquiesce in, or suffer or permit its liquidation, dissolution or winding up, in whole or in part;

         (R) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any Person;

         (S) will not commingle or permit to be commingled its funds or other assets with those of any other Person (other than, with respect to the Borrowers, each other Borrower, or as may be held by Manager, as agent, for each Borrower pursuant to the terms of the Management Agreement);

         (T) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

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         (U)      does not and will not hold itself out to be responsible for the debts or obligations (other than the Obligations) of any other Person;

         (V) has not guaranteed or otherwise become liable in connection with any obligation of any other Person that remains outstanding, and will not guarantee or otherwise become liable on or in connection with any obligation (other than the Obligations) of any other Person that remains outstanding;

         (W) except for funds deposited into the Accounts in accordance with the Loan Documents, shall not hold title to its assets other than in its name; and

         (X) shall comply with all of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by it contained in or appended to the nonconsolidation opinion delivered pursuant hereto.

SECTION 9.2 APPLICABLE TO BORROWERS, GENERAL PARTNER AND MEMBER. In addition to their respective obligations under Section 9.1, each Borrower, General Partner and Member (other than the sole member of a single member limited liability company) hereby represents, warrants and covenants as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion, it:

         (A) General Partner shall at all times act as the sole general partner of each Borrower that is a limited partnership, with all of the rights, powers, obligations and liabilities thereof under the limited partnership agreement of such Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will engage in no other business;

         (B) Member shall at all times act as the sole member of each Borrower that is a limited liability company with all of the rights, powers, obligations and liabilities thereof under the limited liability company operating agreement of such Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will engage in no other business;

         (C) The Borrowers that are limited liability companies shall not, without the prior written consent of Member (including the unanimous written consent of Member's board of directors including the Independent Directors or the unanimous written consent of each of the Borrowers' board of managers including the Independent Directors), and the Borrowers that are limited partnerships shall not, without the prior written consent of General Partner (including the unanimous written consent of General Partner's Independent Directors), institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against itself; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

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         (D)      The Borrowers that are corporations shall not, without the prior unanimous written consent of its board of directors, including its two Independent Directors (if required to have Independent Directors), institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against it; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

         (E) Neither Member nor General Partner shall, without the unanimous vote of its board of directors including its Independent Directors, institute proceedings for itself or any Borrower, to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceeding against it or any Borrower; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or any Borrower; or a substantial part of its or any Borrower's property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

         (F) Except as otherwise permitted hereunder, General Partner shall not for itself or for any of the Borrowers (i) liquidate or dissolve, in whole or in part; (ii) consolidate, merge or enter into any form of consolidation with or into any other Person, nor convey, transfer or lease its or any Borrower's assets substantially as an entirety to any Person nor permit any Person to consolidate, merge or enter into any form of consolidation with or into itself or any Borrower, nor convey, transfer or lease its or any Borrower's assets substantially as an entirety to any Person; and (iii) amend any provisions of its or any Borrower's organizational documents containing provisions similar to those contained in this Article IX; and

         (G) Member, General Partner and each Borrower that is a corporation shall each promptly elect and at all times maintain at least two (2) Independent Directors on its board of directors, who shall be selected by Member, General Partner and such Borrower, as applicable. Each Borrower that is a single member limited liability company shall promptly appoint and at all times maintain at least two (2) Independent Directors on its board of managers, who shall be selected by such Borrower.

                                    ARTICLE X
                RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

SECTION 10.1 SECONDARY MARKET TRANSACTIONS GENERALLY. Lender shall have the right to engage in one or more Secondary Market Transactions with respect to the Loan, and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization. Without limitation, Lender shall have the right, at Lender's sole cost (other than each Borrower's internal costs and expenses and the costs and expenses of the Borrowers' counsel), to cause the Note and any Deed of Trust to be split into a first and a second mortgage loan, or into one or more loans evidenced by multiple notes and secured by multiple deeds of trust and/or by ownership interests in any of

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the Borrowers in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan documentation. Each of the Borrower Parties acknowledge that it is the intention of the parties that all or a portion of the Loan will be securitized and that all or a portion of the Loan will be rated by one or more Rating Agencies. Each of the Borrower Parties further acknowledge that additional structural modifications may be required to satisfy issues raised by any Rating Agencies. As used herein, "SECONDARY MARKET TRANSACTION" means any of
(i) the sale, assignment, or other transfer of all or any portion of the Obligations or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Obligations or Loan Documents to one or more investors, (iii) the transfer or deposit of all or any portion of the Obligations or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom or (iv) any other Securitization backed in whole or in part by the Loan or any interest therein.

SECTION 10.2 COOPERATION; LIMITATIONS. The Borrower Parties shall use all reasonable efforts and cooperate reasonably and in good faith with Lender in effecting up to three (3) such restructuring or Secondary Market Transactions at Lender's sole cost (other than, with respect to the first successful Secondary Market Transaction only, each Borrower's internal costs and expenses and the costs and expenses of the Borrowers' counsel). Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents and the organizational documents of each Borrower as Lender or any Interested Party (as defined below) may request, provided however that, no such amendment shall modify (i) the weighted average interest rate payable under the Note (or notes); (ii) the stated maturity date of the Note, (iii) the amortization of the principal amount of the Note, (iv) any other material economic terms of the Obligations, (v) the non-recourse provisions of the Loan or (vi) any provision, the effect of which would increase the Borrowers' obligations or decrease the Borrowers' rights under the Loan Documents except to a de minimis extent. The Borrower Parties shall not be required to provide additional collateral to effect any such restructuring or Secondary Market Transaction after the Closing Date. The Borrower Parties shall not be required to pay any third party (other than, with respect to the first successful Secondary Market Transaction only, the costs and expenses of the Borrowers' counsel) costs and expenses incurred by Lender in connection with any such Secondary Market Transaction unless otherwise expressly payable by the Borrower Parties under this Loan Agreement or the other Loan Documents.

SECTION 10.3 INFORMATION. The Borrower Parties, at Lender's cost and expense (other than the Borrowers' internal costs and, with respect to the first successful Secondary Market Transaction only, expenses and the costs and expenses of the Borrowers' counsel), shall provide such access to personnel and such information and documents relating to the Borrower Parties, Manager, the Properties and Collateral and the business and operations of all of the foregoing and access to such opinions of counsel (including nonconsolidation opinions) as any Rating Agency may request or as Lender or any other Interested Party may reasonably request in connection with any such Secondary Market Transaction including, without limitation, updated financial information, appraisals, market studies, environmental reviews (Phase I's and, if appropriate, Phase II's), mold inspection, property condition reports and other due diligence investigations together with appropriate verification of such updated information and reports through letters of auditors and

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consultants and, as of the closing date of the Secondary Market Transaction, updated representations and warranties made in the Loan Documents and such additional representations and warranties as any Rating Agency may request or any purchaser, transferee, assignee, trustee, servicer or potential investor (the Rating Agencies and all of the foregoing parties, collectively, "INTERESTED PARTIES") may reasonably request, to the extent such updated representations and warranties are true. On or prior to the date of closing of any Secondary Market Transaction, the Borrowers, at Lender's cost and expense (other than the Borrowers' internal costs and expenses and, with respect to the first successful Secondary Market Transaction only, the costs and expenses of the Borrowers' counsel), shall, if required by any Rating Agency or reasonably required by Lender, provide revisions or "bringdowns" to any opinions delivered at Closing (including nonconsolidation opinions), or if required by the Rating Agencies, new versions of such opinions, which opinions shall be consistent in substance with the opinions covered by the original opinions, addressed to Lender, any trustee under any Securitization backed in whole or in part by the Loan, any Rating Agency that assigns a rating to any securities in connection therewith and any investor purchasing securities therein. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, servicers and other service providers and other parties directly involved in any proposed Secondary Market Transaction. The Borrowers understand that any such information may be incorporated into any offering circular, prospectus, prospectus supplement, private placement memorandum or other offering documents for any Secondary Market Transaction. Lender and the Rating Agencies shall be entitled to rely upon such information. Without limiting the foregoing, the Borrowers and Guarantor shall each provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable (the documents referred to in the foregoing clauses (i) and (ii), collectively, the "DISCLOSURE DOCUMENTS"), an agreement reasonably satisfactory to the Borrowers and Guarantor certifying that the Borrowers and Guarantor have examined such Disclosure Documents specified by Lender and, that the sections of such Disclosure Document describing the Borrowers, Guarantor, the Properties and Manager do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not materially misleading. The Borrowers and Guarantor shall each indemnify, defend, protect and hold harmless Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), and their respective Affiliates, directors, employees, agents and each Person, if any, who controls Lender, Merrill Lynch or any such Affiliate within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, and any other placement agent or underwriter with respect to any Securitization or Secondary Market Transaction from and against any losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Document as to the Borrowers, Guarantor, Manager and the Properties or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information not materially misleading; provided, however, the Borrowers shall not be required to indemnify Merrill Lynch for any liabilities arising out of untrue statements or omissions that were identified to Lender in writing or are set forth in any third party report not prepared by the Borrowers or their Affiliates unless such reports are caused to be incorrect or misleading based upon information provided by the Borrowers or their Affiliates. Lender may publicize the existence of

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the Obligations in connection with Lender's Secondary Market Transaction activities or otherwise.

SECTION 10.4 ADDITIONAL PROVISIONS. In any Secondary Market Transaction, Lender may transfer its obligations under this Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations), and thereafter Lender shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall become a "Lender" hereunder.

                                   ARTICLE XI
           RESTRICTIONS ON LIENS, TRANSFERS; ASSUMABILITY; RELEASE OF
                                   PROPERTIES

SECTION 11.1 RESTRICTIONS ON TRANSFER AND ENCUMBRANCE. Except for a Transfer or a Permitted Assumption expressly permitted under this Article XI, Leases entered into as permitted hereunder, and pledges in connection with the Mezzanine Loan, the Borrowers shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, Lien or encumbrance (other than the Permitted Encumbrances) of (i) all or any part of the Properties or any interest therein, or (ii) any direct or indirect ownership or beneficial interest in any Borrower (other than to Mezzanine Lender), irrespective of the number of tiers of ownership without Lender's consent.

SECTION 11.2 TRANSFERS OF BENEFICIAL INTERESTS IN BORROWERS. The following voluntary or involuntary sales, encumbrances, conveyances, transfers and pledges (each, a "TRANSFER") of a direct, indirect or beneficial interest in any Borrower shall be permitted without Lender's consent ("PERMITTED OWNERSHIP INTEREST TRANSFERS"):

         (A) A Transfer of no more than forty-nine percent (49%) of the direct or indirect ownership interests in such Borrower (in the aggregate), provided that, following such Transfer, Guarantor maintains control of such Borrower.

         (B) A Transfer or a series of Transfers that result in the proposed transferee, together with Affiliates of such transferee, owning in the aggregate (directly or indirectly) more than forty-nine percent (49%) of the economic and beneficial interests in such Borrower (where, prior to such Transfer, such proposed transferee and its Affiliates owned in the aggregate (directly or indirectly) forty-nine percent (49%) or less of such interests in that Borrower); and, provided that such Transfer shall not be a Permitted Ownership Interest Transfer unless Lender receives, prior to such Transfer, both
(x) evidence reasonably satisfactory to Lender (which shall include a legal non-consolidation opinion reasonably acceptable to Lender and the Rating Agencies) that the single purpose nature and bankruptcy remoteness of such Borrower (and its members and general partners, as applicable) following such Transfer or Transfers will be the same as prior to such Transfer or Transfers and (y) a Rating Agency Confirmation.

         (C) For so long as Guarantor's (or its successor's) stock is traded through the "over-the-counter market" or through any recognized stock exchange, any Transfer of all or any portion of the issued and outstanding capital stock of Guarantor, or the issuance of additional

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capital stock of Guarantor (including common or preferred shares) through the
"over-the-counter market" or through any recognized stock exchange.

         (D) The pledge of ownership interests granted by the Mezzanine Borrowers pursuant to the Pledge Agreement (as such term is defined in the Mezzanine Loan Agreement).

For purposes of this Section 11.2, "control" shall have the meaning given thereto in the definition of "Affiliate" in Section 1.1 and a "change of control" of any Person shall include the Transfer of legal or equitable ownership interests in such Person which after giving effect to such Transfer results in any transferee or pledgee of such interests holding more than a 49% legal or equitable ownership interest or security interest in such Person.

SECTION 11.3 ASSUMABILITY.

         (A) The Borrowers shall have the right to request that Lender consent to (i) a transfer of all of the Properties to another Person (the "TRANSFEREE BORROWER") and the assumption by the Transferee Borrower of all of the Borrowers' obligations under the Loan Documents, (ii) replacement of Guarantor with new guarantors and indemnitors who shall assume all of the obligations of the Guarantors arising from and after such date and release of the Borrowers and Guarantor from obligations arising after such date and (iii) the replacement of the Mezzanine Borrowers with pledgors of the ownership interests in the Transferee Borrower (collectively, an "ASSUMPTION"), subject to the conditions set forth in paragraphs (C) and (D) of this Section. Together with such written application, the Borrowers will pay to Lender the reasonable review fee of $10,000. The Borrowers also shall pay on demand all of the reasonable out-of-pocket costs and expenses incurred by Lender, including reasonable attorneys' fees and expenses, and the fees and expenses of Rating Agencies, if any, and other outside entities, in connection with considering any proposed Transfer and Assumption, whether or not the same is permitted or occurs.

         (B) Lender shall not withhold its consent to an Assumption (any such Assumption consented to by Lender, a "PERMITTED ASSUMPTION") provided and upon the conditions that:

                  (i) No Event of Default shall have occurred and be continuing at the time of such Assumption;

                  (ii) The Borrowers shall have submitted to Lender true, correct and complete copies of any and all information and documents reasonably requested by Lender concerning the Transferee Borrower, replacement guarantors and indemnitors and all of such information and documents shall be reasonably acceptable to Lender;

                  (iii) Evidence reasonably satisfactory to Lender shall have been provided showing that the Transferee Borrower and such of its Affiliates as shall reasonably be designated by Lender comply and will comply with Article IX, as those provisions may be modified by Lender taking into account the ownership structure of Transferee Borrower and its Affiliates;

                  (iv) The Borrowers shall have obtained (and delivered to Lender) a Rating Confirmation with respect to the Assumption, the Transferee Borrower, the new guarantors and indemnitors and all related transactions;

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                  (v)      The Borrowers shall have paid all of Lender's
reasonable out-of-pocket costs and expenses in connection with considering the Assumption, and shall have paid the amount reasonably requested by Lender as a deposit against Lender's reasonable costs and expenses in connection with effecting the Assumption;

                  (vi) The Borrowers, the Transferee Borrower, and the replacement guarantors and indemnitors shall have indicated in writing in form and substance reasonably satisfactory to Lender their readiness and ability to satisfy the conditions set forth in Subsection (C) below;

                  (vii) (a) The Transferee Borrower shall be a Permitted Transferee or (b) the identity, experience and financial condition of the Transferee Borrower shall otherwise be satisfactory to Lender in its sole discretion; and

                  (viii) The identity and financial condition of the replacement guarantors and indemnitors shall be satisfactory to Lender.

         (C) If Lender consents to the proposed Assumption, the Transferee Borrower and/or Borrowers, as the case may be, shall promptly and as a condition to the Assumption deliver the following to Lender:

                  (i) The Borrowers, Transferee Borrower, the original and replacement guarantors and indemnitors shall execute and deliver any and all documents reasonably required by Lender to evidence the Transfer and Assumption of the Loan, in form and substance reasonably required by Lender and similar to those received at Closing;

                  (ii) Counsel to the Transferee Borrower and replacement guarantors and indemnitors shall deliver to Lender opinions in form and substance reasonably satisfactory to Lender as to such matters as Lender shall reasonably require in connection with such Assumption, which may include opinions as to substantially the same matters as were required in connection with the origination of the Loan including, without limitation, a bankruptcy non-consolidation opinion;

                  (iii) The Borrowers shall cause to be delivered to Lender, an endorsement (relating to the change in the identity of the Borrowers and execution and delivery of the Assumption documents) to Lender's policy of title insurance in form and substance acceptable to Lender, in Lender's reasonable discretion; and

         (D) The Borrowers shall deliver to Lender a payment in the amount of all remaining unpaid reasonable costs incurred by Lender in connection with the Assumption, including but not limited to, Lender's reasonable attorneys' fees and expenses, all recording fees, and all fees payable to the title company in connection with the Transfer and Assumption.

SECTION 11.4 RELEASE OF PROPERTIES. On one or more occasions, the Borrowers may obtain the release (each, a "RELEASE") of one (1) or more of the Properties from the Lien of the applicable Deed of Trust in connection with (x) a sale of the applicable Property or Properties to one or more Persons which are not Related Persons of the Borrowers or Guarantor, (y) a Release necessary to prevent an Uncured Franchise Default, or (z) a Release necessary to enable the Borrowers to comply with the restrictions set forth in Section 5.13(D), and prepayment of all or a

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portion of the Loan subject to the conditions of the Note and subject to the satisfaction of the following conditions:

         (A)      Lender shall have received from the Borrowers at least fifteen
(15) days prior written notice of the date proposed for such release (the "RELEASE DATE") which notice is revocable;

         (B) No Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date;

         (C) Lender shall have received from the Borrowers on the date proposed for such Release, the Release Price, for deposit into the Lock Box Account and disbursement in accordance with the terms of the Cash Management Agreement, and following such disbursement, Lender shall have received Mortgage Lender's Percentage of the Release Price and Mezzanine Lender shall have received Mezzanine Lender's Percentage of the Release Price;

         (D) The Borrowers at their sole cost and expense, shall have delivered to Lender, one or more endorsements to the Title Policies delivered to Lender on the date hereof in connection with the Deeds of Trust insuring that, after giving effect to such Release, (i) the Liens created hereby and thereby and insured under the Title Policies are first priority Liens on the respective remaining Properties subject only to the Permitted Encumbrances applicable to the remaining Properties and (ii) that the Title Policies remain in full force and effect and unaffected by such Release;

         (E) Immediately following any Release both the Debt Service Coverage Ratio and the Debt Yield (based upon a trailing twelve (12) month period) shall be equal to or greater than the Debt Service Coverage Ratio and the Debt Yield in effect immediately prior to the Release (based upon a trailing twelve (12) month period);

         (F) The Borrowers shall pay all reasonable out-of-pocket costs and expenses (including, without limitation, title search costs and endorsement premiums and reasonable attorney's fees and disbursements) incurred by Lender, Servicer, and any custodian employed by Lender or Servicer, in connection with the Release; and

         (G) Immediately following such Property Release, the Released Property will be owned by a Person other than the Borrowers.

Upon satisfaction of the above conditions, Lender shall effectuate the following (hereinafter referred to as a "PROPERTY RELEASE"): the security interest of Lender under the Deed of Trust and other Loan Documents relating to the Released Property shall be released and Lender will execute and deliver any agreements reasonably requested by the Borrowers to release and terminate or reassign, at the Borrowers' option, the Deed of Trust, the applicable Assignment of Leases, and financing statements as to the released Property; provided, that such release and termination or reassignment shall be without recourse to Lender and without any representation or warranty except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Deed of Trust or the other Loan Documents relating to the released Property (except as contemplated hereby) and Lender shall return the originals of any Loan Documents that relate

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solely to the released Property to the Borrowers; provided, further, that upon the release and termination or reassignment of Lender's security interest in the Deed of Trust relating to the released Property all references herein to the Deed of Trust relating to the released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

SECTION 11.5 CONVERSION/RELEASE. The Borrower that owns the West Palm Beach Property may (i) convert the West Palm Beach Property to a condominium form of ownership (the "CONVERSION") consisting of two (2) units, one consisting of the hotel located on the West Palm Beach Property and appurtenances thereto (the HOTEL UNIT"), and the other consisting of the office building located on the West Palm Beach Property (the "OFFICE UNIT"), in accordance with all legal requirements, and (ii) cause the simultaneous release of the Office Unit from the lien of the applicable Deed of Trust (the "OFFICE UNIT RELEASE").

         Notwithstanding anything in this Loan Agreement to the contrary, the Borrowers shall not allow nor cause a Conversion until the satisfactory completion, as determined by Lender, in its reasonable discretion, of the following conditions (hereinafter collectively referred to as the "CONVERSION CONDITIONS"):

         (A)      No Event of Default shall have occurred and be continuing.

         (B) The Borrowers shall have given Lender at least forty-five (45) days prior written notice of its election to seek a Conversion.

         (C) The documents delivered or executed by the Borrowers in connection with the Conversion shall have been properly recorded and/or placed of record as required by the applicable Governmental Authority and Lender shall have received (i) an endorsement to the title insurance policy insuring the lien of the applicable Deed of Trust insuring that the Hotel Unit and the Office Unit will each constitute, or will constitute after Conversion, a separate tax lot, and that, following the Office Unit Release, the Hotel Unit will remain subject to the lien of the applicable Deed of Trust, and (ii) endorsements to each of the Title Policies insuring that the Office Unit Release will not have an adverse affect on the priority of the liens of any of the Deeds of Trust.

         (D) Lender shall have received the following opinions of counsel (which opinions shall be in form and substance and issued by counsel reasonably satisfactory to Lender) in connection with the Conversion: (i) organization, foreign qualification and good standing with respect to such Persons as Lender may reasonably require; (ii) due authorization, validity and enforceability of documents, absence of conflicts with law and documents and agreements, and absence of litigation; and (iii) such other matters as Lender may reasonably request.

         (E) Lender shall have received and reasonably approved all of the Condominium Documents.

         (F) The Borrowers shall have paid or reimbursed Lender for all third party out-of-pocket costs and expenses incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the Conversion and the Office Unit Release, and the Borrowers shall have paid all recording charges, filing fees, taxes or other

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expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the Conversion and the Office Unit Release.

         (G) The Borrowers shall submit to Lender, or cause to be provided to Lender, any other items reasonably requested by Lender and Lender shall have received such other and further approvals, opinions, documents and information in connection with the Conversion as Lender may reasonably request and shall take any actions reasonably requested by Lender.

         (H) The Borrowers shall, at their sole expense, prepare any and all documents and instruments necessary to effect the Office Unit Release, all of which shall be subject to the reasonable approval of Lender.

         (I) Title to the Office Unit shall have been or shall simultaneously be conveyed to a Person other than the Borrowers or the Primary Borrower Parties.

SECTION 11.6 SALE OF BUILDING EQUIPMENT. Notwithstanding anything to the contrary contained herein, provided no Event of Default exists, the Borrowers may Transfer or dispose of building equipment which is being replaced or which is no longer necessary in connection with the operation of the Property free from the lien of the Deed of Trust, provided that such transfer or disposal will not have a Material Adverse Effect on the value of any individual Property or on the Properties taken as a whole, will not materially impair the utility of any individual Property or on the Properties, taken as a whole, and will not result in a reduction or abatement of, or right of offset against, the Rents payable under any Lease, in either case as a result thereof, and provided further that any new building equipment acquired by the Borrowers (and not so disposed of) shall be subject to the lien of the Deed of Trust. Lender shall, from time to time, upon the reasonable request of any Borrower, execute a written instrument in form reasonably satisfactory to Lender to confirm that such building equipment which is to be, or has been, sold or disposed of is free from the lien of the Deed of Trust.

SECTION 11.7 IMMATERIAL TRANSFERS AND EASEMENTS, ETC. Provided no Event of Default exists, the Borrowers may, without the consent of Lender, (i) make immaterial Transfers of portions of the applicable Property to Governmental Authorities for dedication for public use, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes, provided that no such transfer, conveyance or encumbrance set forth in the foregoing clauses
(i) and (ii) shall materially impair the utility and operation of such Property or have a Material Adverse Effect on the value of such Property taken as a whole. In connection with any Transfer permitted pursuant to this Section 11.7, Lender shall execute and deliver any instrument reasonably necessary or appropriate, in the case of the Transfers referred to in clause (i) above, to release the portion of such Property affected by such transfer from the lien of the Deed of Trust to such easements, restrictions, covenants, reservations and rights of way or other similar grants within ten (10) days of Lender's receipt of the following:

         (A)      Ten (10) days prior written notice thereof.

         (B)      A copy of the instrument or instruments of transfer.

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         (C)      An officer's certificate given by the Borrowers stating that such transfer does not materially impair the utility and operation of the Property, materially reduce the value of the Property or have a Material Adverse Effect.

         (D) Reimbursement of all of Lender's reasonable, out-of-pocket costs and expenses incurred in connection with such Transfer.

                                   ARTICLE XII
                        RECOURSE; LIMITATIONS ON RECOURSE

SECTION 12.1 LIMITATIONS ON RECOURSE. Subject to the provisions of this Article, and notwithstanding any provision of the Loan Documents other than this Article, the personal liability of the Borrowers to pay any and all Obligations including but not limited to the principal of and interest on the debt evidenced by the Note and any other agreement evidencing the Borrowers' obligations under the Note shall be limited to (i) the Properties, (ii) the rents, profits, issues, products and income of the Properties, received or collected by or on behalf of the Borrowers or any Borrower Party after an Event of Default, and (iii) any other Collateral.

Notwithstanding anything to the contrary in this Loan Agreement, the Deeds of Trust or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations secured by the Deeds of Trust or to require that all collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Loan Documents.

SECTION 12.2 PARTIAL RECOURSE. Notwithstanding Section 12.1, the Borrowers (but not their members, partners (other than the General Partners), employees, shareholders agents, directors or officers (the "EXCULPATED PARTIES")) and Guarantor shall be personally liable to the extent of any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and expenses) suffered or incurred by Lender resulting from any and all of the following: (i) fraud of any of the Borrower Parties or their agents or employees; (ii) any material misrepresentation made by the Borrowers or any Borrower Party in this Loan Agreement or any other Loan Document; (iii) insurance proceeds, condemnation awards, or other sums or payments attributable to the Properties which are not applied in accordance with the provisions of the Loan Documents; (iv) all rents, profits, issues, products and income of the Properties received or collected by or on behalf of the Borrowers or any Borrower Party or Manager and not deposited into the Deposit Account in accordance with Article VII and the Cash Management Agreement; (v) failure to turn over to Lender, after an Event of Default, or misappropriation of any tenant security deposits or rents collected in advance (other than by Lender or Servicer); (vi) failure to notify Lender of any change in the principal place of business address of the Borrowers or of any change in the name of any of the Borrowers or if any of the Borrowers takes any other action which could make the information set forth in the Financing Statements relating to the Loan materially misleading; (vii) failure by the Borrowers, any general partner or managing member of the Borrowers, or any indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity or otherwise pertaining to environmental matters; (viii) material waste; (ix) all liabilities and expenses under the indemnification provisions of Section 10.3; (x) any uncured default under Section 11.1; (xi)

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any material uncured default under Article IX; and (xii) any distributions made in violation of Section 5.28 (to the extent of any such distribution) including amounts improperly paid or distributed, directly or indirectly, by Manager in circumvention of such restrictions. Notwithstanding the preceding sentence, the Loan shall be fully recourse to the Borrowers and Guarantor (but, with respect to Guarantor only, not in excess of ten percent (10%) of the original principal balance of the Loan) upon the happening of any of the following: (i) any Borrower Party's defense of any such collection efforts following maturity of the Loan or acceleration of the Loan on account of an Event of Default under
Section 8.1(A), or any other defense of any collection efforts without a good faith basis following any other Event of Default), and (ii) any condition or event described in any of Subsections 8.1(G), 8.1(H), or 8.1(I) (except that the Borrowers and Guarantor shall not be liable under this Section 12.2 in connection with any Involuntary Borrower Bankruptcy unless such involuntary proceeding is solicited, procured, consented to or acquiesced in by any Borrower, Guarantor or any Affiliate of either of them or any Involuntary Borrower Bankruptcy caused by Mezzanine Lender following the exercise by Mezzanine Lender of its rights under the Mezzanine Loan Documents).

SECTION 12.3 MISCELLANEOUS. No provision of this Article shall (i) affect the enforcement of the Environmental Indemnity, the Guaranty or any guaranty or similar agreement executed in connection with the Loan, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of any of the Deeds of Trust or any other security document, (iv) impair the rights of Lender to enforce any provisions of the Loan Documents, or (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against any Borrower Party but not any Exculpated Party to the extent necessary to obtain any amount for which such Borrower Party may be liable in accordance with this Article or any other Loan Document.

                                  ARTICLE XIII
                 WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES

SECTION 13.1 WAIVERS. To the extent that any of the Borrowers (in this Article, a "WAIVING PARTY") is deemed for any reason to be a guarantor or surety of or for any other Borrower Party or Affiliate or to have rights or obligations in the nature of the rights or obligations of a guarantor or surety (whether by reason of execution of a guaranty, provision of security for the obligations of another, or otherwise) then this Article shall apply. This Article shall not affect the rights of the Waiving Party other than to waive or limit rights and defenses that Waiving Party would have (i) in its capacity as a guarantor or surety or (ii) in its capacity as one having rights or obligations in the nature of a guarantor or surety.

         Waiving Party hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any of the other Borrower Parties, protest or notice with respect to any of the obligations of any of the other Borrower Parties, setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on any of the other Borrower Parties as a condition precedent to the obligations of Waiving Party), and covenants that the Loan Documents will not be discharged, except by complete payment and performance of the obligations evidenced and secured thereby, except only as limited by the express contractual provisions of the Loan Documents. Waiving

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Party further waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the obligations of any of the other Borrower Parties to Lender is due, notices of any and all proceedings to collect from any of the other Borrower Parties or any endorser or any other guarantor of all or any part of their obligations, or from any other person or entity, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of all or any part of the obligations of any of the other Borrower Parties.

         Except only to the extent provided otherwise in the express contractual provisions of the Loan Documents, Waiving Party hereby agrees that all of its obligations under the Loan Documents shall remain in full force and effect, without defense, offset or counterclaim of any kind, notwithstanding that any right of Waiving Party against any of the other Borrower Parties or defense of Waiving Party against Lender may be impaired, destroyed, or otherwise affected by reason of any action or inaction on the part of Lender. Waiving Party waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, may have destroyed the Waiving Party's rights of subrogation and reimbursement against the other Borrower Parties.

         Lender is hereby authorized, without notice or demand, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the obligations of any of the other Borrower Parties; (b) to accept partial payments on all or any part of the obligations of any of the other Borrower Parties; (c) to take and hold security or collateral for the payment of all or any part of the obligations of any of the other Borrower Parties; (d) to exchange, enforce, waive and release any such security or collateral for such obligations; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of such obligations and any security or collateral for such obligations. Any of the foregoing may be done in any manner, and Waiving Party agrees that the same shall not affect or impair the obligations of Waiving Party under the Loan Documents.

         Waiving Party hereby assumes responsibility for keeping itself informed of the financial condition of all of the other Borrower Parties and any and all endorsers and/or other guarantors of all or any part of the obligations of the other Borrower Parties, and of all other circumstances bearing upon the risk of nonpayment of such obligations, and Waiving Party hereby agrees that Lender shall have no duty to advise Waiving Party of information known to it regarding such condition or any such circumstances.

         Waiving Party agrees that neither Lender nor any person or entity acting for or on behalf of Lender shall be under any obligation to marshal any assets in favor of Waiving Party or against or in payment of any or all of the obligations secured hereby. Waiving Party further agrees that, to the extent that any of the other Borrower Parties or any other guarantor of all or any part of the obligations of the other Borrower Parties makes a payment or payments to Lender, or Lender receives any proceeds of collateral for any of the obligations of the other Borrower Parties, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid or refunded, then, to the extent of such payment or repayment, the part of such obligations which has been paid,

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reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

         Waiving Party (i) shall have no right of subrogation with respect to the obligations of the other Borrower Parties; (ii) waives any right to enforce any remedy that Lender now has or may hereafter have against any of the other Borrower Parties any endorser or any guarantor of all or any part of such obligations or any other person; and (iii) waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure the payment or performance of all or any part of such obligations or any other liability of the other parties to Lender.

         Waiving Party agrees that any and all claims that it may have against any of the other Borrower Parties, any endorser or any other guarantor of all or any part of the obligations of the other Borrower Parties, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment in full of all obligations secured hereby. Notwithstanding any right of any of the Waiving Party to ask, demand, sue for, take or receive any payment from the other Borrower Parties, all rights, liens and security interests of Waiving Party, whether now or hereafter arising and howsoever existing, in any assets of any of the other Borrower Parties (whether constituting part of the security or collateral given to Lender to secure payment of all or any part of the obligations of the other Borrower Parties or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1 EXPENSES AND ATTORNEYS' FEES. Whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to promptly pay all reasonable fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Loan Agreement, including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand: (A) reasonable fees, costs and expenses (including reasonable attorneys' fees, and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (B) subject to Section 10.2, reasonable fees, costs and expenses (including reasonable attorneys' fees and other professionals retained by Lender) incurred in connection with the administration of the Loan Documents and the Loan and any amendments, modifications and waivers relating thereto; (C) subject to Section 10.2, reasonable fees, costs and expenses (including reasonable attorneys' fees) incurred in connection with the review, documentation, negotiation, closing and administration of any subordination or intercreditor agreements; and (D) reasonable fees, costs and expenses (including attorneys' fees and fees of other professionals retained by Lender) incurred in any action to enforce or interpret this Loan Agreement or the other Loan Documents or to collect any payments due from the Borrowers under this Loan Agreement, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise. Any costs and expenses due and payable to Lender after the Closing Date may be paid to Lender pursuant to the Cash Management Agreement.

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SECTION 14.2 INDEMNITY. In addition to the payment of expenses as required elsewhere herein, whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to indemnify, defend, protect, pay and hold Lender, Servicer and their successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any Securitization backed in whole or in part by the Loan and any other Person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents, Affiliates and attorneys of Lender and such successors and assigns (collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, Tax Liabilities, broker's or finders fees, reasonable costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of outside counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that are imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of (A) the negotiation, execution, delivery, performance, administration, ownership, or enforcement of any of the Loan Documents; (B) any of the transactions contemplated by the Loan Documents; (C) any breach by the Borrowers of any material representation, warranty, convenant, or other agreement contained in any of the Loan Documents;
(D) Lender's agreement to make the Loan hereunder; (E) any claim brought by any third party arising out of any condition or occurrence at or pertaining to the Properties; (F) any design, construction, operation, repair, maintenance, use, non-use or condition of the Properties or Improvements, including claims or penalties arising from violation of any applicable laws or insurance requirements, as well as any claim based on any patent or latent defect, whether or not discoverable by Lender; (G) any performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof; (H) any contest referred to in Section 5.3(B) hereof; (I) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases; or
(J) the use or intended use of the proceeds of any of the Loan (the foregoing liabilities herein collectively referred to as the "INDEMNIFIED LIABILITIES"); provided that the Borrowers shall not have an obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the fraud, gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction. The obligations and liabilities of the Borrowers under this Section 14.2 shall survive the term of the Loan and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Properties by foreclosure or a conveyance in lieu of foreclosure.

SECTION 14.3 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Loan Agreement, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and any other party to be charged. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers or other Person to any other or further notice or demand in similar or other circumstances.

SECTION 14.4 RETENTION OF THE BORROWERS' DOCUMENTS. Lender may, in accordance with Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices

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or other papers, delivered by the Borrowers to Lender (other than the Note)
unless the Borrowers request in writing that same be returned. Upon such request and at the Borrowers' expense, Lender shall return such papers when Lender's actual or anticipated need for same has terminated.

SECTION 14.5 NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing and addressed to the respective party as set forth below. Notices shall be effective
(i) three (3) days after the date such notice is mailed, (ii) on the next Business Day if sent by a nationally recognized overnight courier service, (iii) on the date of delivery by personal delivery and (iv) on the date of transmission if sent by telefax during business hours on a Business Day (otherwise on the next Business Day).

Notices shall be addressed as follows:

If to the Borrowers or any Borrower Party:

c/o Lodgian
3445 Peachtree Road NE
Suite 700
Atlanta, Georgia 30326
Attention: General Counsel
Facsimile: (404) 364-0088

With a copy to:

Cadwalader Wickersham & Taft
100 Maiden Lane
New York, New York 10038
Attention: Robert F. McDonough
Facsimile: (212) 504-6666

If to Lender:

c/o Merrill Lynch & Co.
4 World Financial Center
New York, New York 10080
Attention: John Gluszak
Facsimile: (212) 449-7298

and

Attention: Steve Glassman
Facsimile: (212) 738-1013

With a copy to:

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Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019
Attn: Alan S. Weil, Esq.
Facsimile: (212) 839-5599

Any party may change the address at which it is to receive notices to another address in the United States at which business is conducted (and not a post-office box or other similar receptacle), by giving notice of such change of address in accordance with the foregoing. This provision shall not invalidate or impose additional requirements for the delivery or effectiveness of any notice
(i) given in accordance with applicable statutes or rules of court, or (ii) by service of process in accordance with applicable law. If there is any assignment or transfer of Lender's interest in the Loan, then the new Lenders may give notice to the parties in accordance with this Section, specifying the addresses at which the new Lenders shall receive notice, and they shall be entitled to notice at such address in accordance with this Section.

SECTION 14.6 SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement, the making of the Loan hereunder and the execution and delivery of the Note. Notwithstanding anything in this Loan Agreement or implied by law to the contrary, the agreements of the Borrowers to indemnify or release Lender or Persons related to Lender, or to pay Lender's costs, expenses, or taxes shall survive the payment of the Loan and the termination of this Loan Agreement.

SECTION 14.7 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under the Note or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Loan Agreement, the Note and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 14.8 MARSHALING; PAYMENTS SET ASIDE. Lender shall not be under any obligation to marshal any assets in favor of any Person or against or in payment of any or all of the Obligations. To the extent that any Person makes a payment or payments to Lender, or Lender enforces its remedies or exercises its rights of set off, and such payment or payments or the proceeds of such enforcement or set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, if any, and rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

SECTION 14.9 SEVERABILITY. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Loan Agreement, the Note or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Loan Agreement, the Note or other Loan Documents or of such provision or obligation in any other jurisdiction.

SECTION 14.10 HEADINGS. Section and subsection headings in this Loan Agreement are included herein for convenience of reference only and shall not constitute a part of this Loan Agreement for any other purpose or be given any substantive effect.

SECTION 14.11 APPLICABLE LAW. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS WERE NEGOTIATED IN THE STATE OF NEW YORK, AND EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE DEED OF TRUST AND THE ASSIGNMENT OF LEASES SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED, EXCEPT THAT THE SECURITY INTERESTS IN ACCOUNT COLLATERAL SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK OR THE STATE WHERE THE SAME IS HELD, AT THE OPTION OF LENDER.

SECTION 14.12 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Borrowers may not assign their rights or obligations hereunder or under any of the other Loan Documents except as expressly provided in Article XI.

SECTION 14.13 SOPHISTICATED PARTIES, REASONABLE TERMS, NO FIDUCIARY RELATIONSHIP. The Borrowers, on behalf of themselves and all Borrower Parties, represent, warrant and acknowledge that (i) they are sophisticated real estate investors, familiar with transactions of this kind, and (ii) they have entered into this Loan Agreement and the other Loan Documents after conducting their own assessment of the alternatives available to them in the market, and after lengthy negotiations in which they have been represented by legal counsel of their choice. The Borrowers, on behalf of themselves and all Borrower Parties, also acknowledge and agree that the rights of Lender under this Loan Agreement and the other Loan Documents are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the quantity of the Loan, the nature of the Properties, and the risks incurred by Lender in this transaction. No provision in this Loan Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create (i) any partnership or joint venture between Lender and the Borrowers or any other Person, or (ii) any fiduciary or similar duty by Lender to the Borrowers or any other Person. The relationship between Lender and the Borrowers is exclusively the relationship of a creditor and a debtor, and all relationship between Lender and any other Borrower are ancillary to such creditor/debtor relationship.

SECTION 14.14 REASONABLENESS OF DETERMINATIONS. In any instance where any consent, approval, determination or other action by Lender is, pursuant to the Loan Documents or applicable law, required to be done reasonably or required not to be unreasonably withheld, then Lender's action shall be presumed to be reasonable, and the Borrowers shall bear the burden of proof of showing that the same was not reasonable. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Loan Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither Lender nor its agents shall be liable for any monetary damages, and the Borrowers' sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

SECTION 14.15 LIMITATION OF LIABILITY. Neither Lender, nor any Affiliate, officer, director, employee, attorney, or agent of Lender, shall have any liability with respect to, and each of the Borrowers hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower Parties in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the other Loan Documents, other than the gross negligence or willful misconduct of Lender. Each of the Borrowers hereby waives, releases, and agrees not to sue Lender or any of Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the transactions contemplated hereby, except to the extent the same is caused by the gross negligence or willful misconduct of Lender.

SECTION 14.16 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any of the Borrowers or Affiliates therof, or any other Person.

SECTION 14.17 ENTIRE AGREEMENT. This Loan Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties to the Loan Documents.

SECTION 14.18 CONSTRUCTION; SUPREMACY OF LOAN AGREEMENT. The Borrowers and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Loan Agreement and the other Loan Documents with its legal counsel and that this Loan Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrowers and Lender. If any term, condition or provision of this Loan Agreement shall be inconsistent with any term, condition or provision of any other Loan Document, then this Loan Agreement shall control.

SECTION 14.19 CONSENT TO JURISDICTION. EACH OF THE BORROWERS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED AND IRREVOCABLY AGREES THAT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE BORROWERS ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 14.20 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN ANY BORROWER PARTY AND LENDER RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. EACH OF THE BORROWER PARTIES AND LENDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF IT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE BORROWERS AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS LOAN AGREEMENT, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS LOAN AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THE FUTURE. EACH OF THE BORROWERS AND LENDER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR

MODIFICATIONS TO THIS LOAN AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS LOAN AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 14.21 COUNTERPARTS; EFFECTIVENESS. This Loan Agreement and other Loan Documents and any amendments or supplements thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Loan Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

SECTION 14.22 SERVICER. Lender shall have the right from time to time to designate and appoint a Servicer and special servicer, and to change or replace any Servicer or special servicer. Provided that the Borrowers have been notified of such Servicer's role, all rights of the Lender hereunder may be exercised by Servicer on behalf of Lender and provided the Borrowers shall not be required to deal with more than one such servicing entity at any time. Lender shall notify the Borrowers in writing as to the identity of the Servicer and any special servicer.

SECTION 14.23 OBLIGATIONS OF BORROWER PARTIES. The Borrower Parties other than the Borrowers are parties to this Loan Agreement only with regard to the representation, warranties, and covenants specifically applicable to them.

SECTION 14.24 ADDITIONAL INSPECTIONS; REPORTS. Notwithstanding anything contained in this Loan Agreement to the contrary, if for any reason whatsoever Lender suspects that any conditions exist or may exist at any Property which might have a Material Adverse Effect, Lender shall have the right, at the Borrowers' sole reasonable cost and expense, to cause such inspections and reports to be prepared and performed with respect to any Property as Lender shall reasonably determine.

                        [signatures follow on next page]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Loan Agreement as of the date first written above.

                                BORROWER:

                                ALBANY HOTEL, INC., a Florida corporation,

                                APICO HILLS, INC., a Pennsylvania corporation,

                                APICO INNS OF GREEN TREE, INC., a
                                Pennsylvania corporation,

                                BRUNSWICK MOTEL ENTERPRISES, INC., a
                                Georgia corporation,

                                DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

                                DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

                                GADSDEN HOSPITALITY, INC., an Alabama
                                corporation,

                                LODGIAN AMI, INC., a Maryland corporation,

                                MINNEAPOLIS MOTEL ENTERPRISES, INC., a
                                Minnesota corporation,

                                NH MOTEL ENTERPRISES, INC., a Michigan
                                corporation,

                                SERVICO AUSTIN, INC., a Texas corporation,

                                SERVICO CEDAR RAPIDS, INC., an Iowa
                                corporation,

                                SERVICO COLUMBIA, INC., a Maryland
                                corporation,

                                SERVICO GRAND ISLAND, INC., a New York
                                corporation,

                                SERVICO HOUSTON, INC., a Texas corporation,

                                SERVICO JAMESTOWN, INC., a New York
                                corporation,

                                SERVICO LANSING, INC., a Michigan
                                corporation,

                                SERVICO MARKET CENTER, INC., a Texas
                                corporation,

                                SERVICO MARYLAND, INC., a Maryland
                                corporation,

                                SERVICO METAIRIE, INC., a Louisiana
                                corporation,

                                SERVICO NEW YORK, INC., a New York
                                corporation,

                                SERVICO NIAGARA FALLS, INC., a New York
                                corporation,

                                SERVICO NORTHWOODS, INC., a Florida
                                corporation,

                                SERVICO PENSACOLA 7200, INC., a Delaware corporation,

                                SERVICO PENSACOLA 7330, INC., a Delaware corporation,

                                SERVICO PENSACOLA, INC., a Delaware
                                corporation,

                                SERVICO ROLLING MEADOWS, INC., an
                                Illinois corporation,

                                SERVICO WINTER HAVEN, INC., a Florida
                                corporation,

                                SHEFFIELD MOTEL ENTERPRISES, INC., an
                                Alabama corporation,

                                IMPAC HOTELS I, L.L.C., a Georgia limited liability company,

                                LODGIAN MEMPHIS PROPERTY OWNER,
                                LLC, a Delaware limited liability company,

                                By: /s/ Daniel E. Ellis
                                    --------------------------
                                    Name:  Daniel E. Ellis
                                    Title: Vice President and Secretary, or
                                           Authorized Signatory for each of the
                                           entities listed above

                                AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

                                By: AMIOP ACQUISITION GENERAL
                                    PARTNER SPE CORP., a Delaware
                                    corporation, its General Partner

                                    By: /s/ Daniel E. Ellis
                                        -----------------------------
                                        Name:  Daniel E. Ellis
                                        Title: Vice President and Secretary

                                DEDHAM LODGING ASSOCIATES I, LIMITED
                                PARTNERSHIP, a Georgia limited partnership

                                By: DEDHAM LODGING SPE, INC., a Delaware
                                    corporation, its General Partner

                                    By: /s/ Daniel E. Ellis
                                        -----------------------------
                                        Name:  Daniel E. Ellis
                                        Title: Vice President and Secretary

                                LITTLE ROCK LODGING ASSOCIATES I,
                                LIMITED PARTNERSHIP, a Georgia limited
                                partnership

                                By: LODGIAN LITTLE ROCK SPE, INC., a
                                    Delaware corporation, its General Partner

                                    By: /s/ Daniel E. Ellis
                                        -----------------------------
                                        Name:  Daniel E. Ellis
                                        Title: Vice President and Secretary

                                SERVICO CENTRE ASSOCIATES, LTD., a
                                Florida limited partnership

                                By: SERVICO PALM BEACH GENERAL
                                    PARTNER SPE, INC., a Delaware
                                    corporation, its General Partner

                                    By: /s/ Daniel E. Ellis
                                        -----------------------------
                                        Name:  Daniel E. Ellis
                                        Title: Vice President and Secretary

                                LENDER:

                                MERRILL LYNCH MORTGAGE LENDING,
                                INC.

                                By:  /s/ Steven Glassman
                                   ----------------------------
                                     Name:  STEVEN GLASSMAN
                                     Title: AUTHORIZED SIGNATORY

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                                    Exhibit A

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
0220       Holiday Inn    Dothan         AL   $      0                               $      0
-----------------------------------------------------------------------------------------------------------------------------------
0230       Hampton Inn    Dothan         AL   $      0                               $ 74,530     Common area, carpet($1080)
                                                                                                  Guestroom: carpet (limited
                                                                                                  service) ($45,200)
                                                                                                  Guestroom: soft goods
                                                                                                  (limited service) ($28,250)
-----------------------------------------------------------------------------------------------------------------------------------
0240       Holiday Inn    Gadsden        AL   $164,600   Immediate Needs             $ 60,750     Roof covering, built-up
           Express                                       Identified in the EMG                    system replacement
                                                         report: ADA                              ($35,000)
                                                         accessibility $2,600;                    HVAC, thru-the-wall units (older
                                                         Foundation and                           units)($9,913)
                                                         sidewalk settlement on                   DHW heaters,>150 gal.
                                                         NE side of Bldg. D,                      Building D($3,500)
                                                         $1,500, Asphalt repair                   Guestroom: carpet($9,400)
                                                         overlay $142,500; Roof                   Guestroom: paint and
                                                         covering, built-up                       wallcovering ($2,938)
                                                         system replacement on
                                                         Building D, $18,000.
-----------------------------------------------------------------------------------------------------------------------------------
0210       Holiday Inn    Sheffield      AL   $  6,000   Immediate Needs:            $136,162     Exterior walls, painting &
                                                         $6,000 of ADA                            coating ($40,200)
                                                         accessibility upgrades.                  HVAC, thru-the-wall units
                                                                                                  ($10,238)
                                                                                                  Elevator, machinery ($60,000)
                                                                                                  Guestroom: carpet ($20,100)
                                                                                                  Commercial laundry: washers
                                                                                                  ($5,625)
-----------------------------------------------------------------------------------------------------------------------------------
0505       Courtyard by   Bentonville    AR   $      0                               $      0
           Marriott
-----------------------------------------------------------------------------------------------------------------------------------
0560       Residence Inn  Little Rock    AR   $      0   EMG PSA notes that          $      0
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         the last lifesafety
                                                         service/inspection was
                                                         March, 2000. Need to
                                                         confirm date of last
                                                         inspection
-----------------------------------------------------------------------------------------------------------------------------------
  0850     Holiday Inn    East          CT    $  1,000   Immediate Needs:            $ 70,500     Asphalt pavement ($9,000)
                          Hartford                       $1,000 to repair a                       Rooftop package unit per
                                                         leaking hydraulic                        ton ($8,000)
                                                         elevator.                                Elevator, machinery ($19,000)
                                                                                                  Guestroom: soft goods ($32,500)
                                                                                                  Commercial kitchen: ice machine
                                                                                                  ($2,000)
-----------------------------------------------------------------------------------------------------------------------------------
  1168     Hampton Inn    Pensacola     FL    $      0                               $      0
-----------------------------------------------------------------------------------------------------------------------------------
  1113     Holiday Inn    Pensacola     FL    $ 30,000   Immediate Needs:            $      0
           Express                                       replace the roof on the
                                                         building at the
                                                         southwest corner of the
                                                         property adjacent to
                                                         the "L" -shaped
                                                         building due to leaks
                                                         and ponding, $30,000.
-----------------------------------------------------------------------------------------------------------------------------------
  1116     Holiday Inn    Pensacola     FL    $ 87,351   Engineering Report          $      0
                          (University                    Immediate Needs: ADA
                          Mall)                          Accessibility $10,700,
                                                         Roof covering
                                                         replacement$45,401;
                                                         Soffits
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         replacement/repair
                                                         $7,000; Mansard
                                                         roofing shingles
                                                         replacement $2,250;
                                                         Bay window replacement
                                                         and lounge restoration
                                                         $20,000; Down unit
                                                         restoration $3,000.
-----------------------------------------------------------------------------------------------------------------------------------
  1108     Crowne Plaza   West Palm     FL    $ 17,400   Immediate Needs:            $      0
                          Beach                          Damaged hollow metal
                                                         exterior doors to be
                                                         replaced, $2,400;
                                                         Repair leaks at lobby
                                                         skylights $10,000;
                                                         Replace insulation at
                                                         roof top piping for the
                                                         chilled water, $5,000.
-----------------------------------------------------------------------------------------------------------------------------------
  1132     Holiday Inn    Winter        FL    $      0                               $      0
                          Haven
-----------------------------------------------------------------------------------------------------------------------------------
  1212     Courtyard by   Atlanta       GA    $186,950   Engineering Report          $      0
           Marriott                                      Immediate Needs:
                                                         $108,600 guestroom
                                                         carpet replacement;
                                                         $63,800 guestroom
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         paint and wallcovering
                                                         replacement; $15,000
                                                         in Lobby case good and
                                                         furniture replacement.
-----------------------------------------------------------------------------------------------------------------------------------
  1206     Holiday Inn    Brunswick     GA    $ 39,513   Immediate Repair needs      $418,840     Asphalt pavement (seal coat
                                                         are 3,100 sq. ft. of                     over term) ($8,890)
                                                         Sidewalk Concrete                        Curbing, concrete ($2,500)
                                                         Repair, $7,813;                          Swimming pool equipment ($4,000)
                                                         Kitchen and laundry                      Swimming pool relining ($3,500)
                                                         floor tile repairs to                    Exterior walls, EIFS minor
                                                         prevent tripping                         patching, cleaning, caulking and
                                                         hazards, $6,500; and,                    recoating ($54,000)
                                                         Guestroom bathroom tub                   Common area floors, carpet-lobby,
                                                         surroundings need                        meeting rooms, rest. &
                                                         replacement to due                       lounge ($22,770)
                                                         improper prepping for                    Guestroom: carpet (full service)
                                                         refinishing, 126                         ($75,600)
                                                         rooms, $25,200.                          Guestroom: soft goods (full
                                                                                                  service) (newer) ($13,300)
                                                                                                  Guestroom: television sets
                                                                                                  (older) ($22,880)
                                                                                                  Guestroom: case goods & furniture
                                                                                                  (full service - older) ($105,600)
                                                                                                  Guestroom: soft goods (full
                                                                                                  service) (older) ($30,800)
                                                                                                  Commercial kitchen: range ($8,500)
                                                                                                  Commercial kitchen: refrigerator
                                                                                                  ($4,500)
                                                                                                  Commercial kitchen: walk in
                                                                                                  cooler/freezer ($28,500)

-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Guest laundry equipment ($1,000)
                                                                                                  Ice machines ($4,000)
                                                                                                  Lobby: case goods & furniture
                                                                                                  ($13,500)
                                                                                                  Meeting room: case goods &
                                                                                                  furniture ($15,000)
-----------------------------------------------------------------------------------------------------------------------------------
  1255     Holiday Inn    Marietta      GA    $       0  Engineering Report          $119,600     Asphalt pavement (seal coat
                          (hotel &                       references on-going                      over term, striping, minor
                          suites)                        capital construction                     repair) ($27,000)
                                                         and significant room                     Rooftop package unit per ton
                                                         renovations.                             ($24,000)
                                                                                                  Guestroom: soft goods (full
                                                                                                  service) ($68,600)
-----------------------------------------------------------------------------------------------------------------------------------
  1280     Fairfield Inn  Valdosta      GA    $       0                              $ 78,465     Asphalt pavement (seal coat
                                                                                                  over term) ($5,565)
                                                                                                  Common area floors, carpet
                                                                                                  ($2,700)
                                                                                                  Guestroom: carpet (limited
                                                                                                  service) ($43,200)
                                                                                                  Guestroom: soft goods
                                                                                                  (limited service) ($27,000)
-----------------------------------------------------------------------------------------------------------------------------------
  1285     Holiday Inn    Valdosta      Ga    $       0                              $237,850     Asphalt pavement (seal coat
                                                                                                  over term) ($7,700)
                                                                                                  Roof covering, rubber membrane
                                                                                                  ($63,600)
                                                                                                  Roof covering, metal ($7,200)
                                                                                                  Common area floors, carpet
                                                                                                  ($18,900)
                                                                                                  Rooftop package unit per ton
                                                                                                  ($30,400)
                                                                                                  Hot and cold water distribution
                                                                                                  ($1,500)
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Guestroom: carpet (limited
                                                                                                  service) ($66,800)
                                                                                                  Guestroom: soft goods
                                                                                                  (limited service) ($41,750)
-----------------------------------------------------------------------------------------------------------------------------------
  1840     Crowne Plaza   Cedar         IA    $ 401,000  Immediate Needs:            $      0
                          Rapids                         Repair leaks in the
                                                         pool skylight $1,000;
                                                         Metal Frames of Window
                                                         units to be adjusted,
                                                         seals replaced and/or
                                                         caulked to prevent
                                                         leaks $40,000;
                                                         Replacement of a fire
                                                         damaged hot water
                                                         boiler/storage tank
                                                         $150,000; Replace
                                                         obsolete and
                                                         malfunctioning
                                                         components of the fire
                                                         monitoring panel and
                                                         related alarm system
                                                         components $200,000;
                                                         Replace in adequate
                                                         kitchen range hood
                                                         fire suppression
                                                         systems $10,000.
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
  1310     Holiday Inn    Rolling       IL    $ 15,000   Immediate Needs:           $ 396,040     ADA Survey ($6,000) Asphalt
                          Meadows                        $15,000 to bring pool                    repair (cut & patch,
                                                         up to code.                              full-depth) ($65,625)
                                                                                                  Asphalt pavement (seal coat
                                                                                                  over term) ($13,125)
                                                                                                  Curbing, concrete - Replace
                                                                                                  sections in varoius locations
                                                                                                  ($1,500)
                                                                                                  Retaining walls, wood timber
                                                                                                  south and west property ($8,000)
                                                                                                  Roof covering, built-up system,
                                                                                                  ballast - five story sect.
                                                                                                  ($25,000)
                                                                                                  Roof covering, rubber membrane,
                                                                                                  ballast-ninestory section
                                                                                                  ($16,500)
                                                                                                  Window glazing and seal - replace
                                                                                                  - 5 and 9 story building ($17,400)
                                                                                                  Concrete balcony repair -5 story
                                                                                                  building front elevation ($8,640)
                                                                                                  Rooftop make-up air unit ($54,000)
                                                                                                  Holding tank - 2 story building
                                                                                                  ($15,000)
                                                                                                  Emergency generator -replace
                                                                                                  730KVA - 9-story building
                                                                                                  ($20,000)
                                                                                                  Guestroom: carpet (limited
                                                                                                  service) ($84,400)
                                                                                                  Guestroom: soft goods (limited
                                                                                                  service) ($52,750)
                                                                                                  Commercial laundry: dryers
                                                                                                  - 50 lb ($2,100)
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Commercial laundry: washers
                                                                                                  - 75 lb ($4,000)
                                                                                                  Guest laundry equipment - coin
                                                                                                  washers and dryers ($2,000)
-----------------------------------------------------------------------------------------------------------------------------------
  2035     Courtyard by   Florence      KY    $      0             0                 $ 61,770     ADA Accessibility ($50)
           Marriott                                                                               Asphalt pavement (seal coat
                                                                                                  over term) ($3,220)
                                                                                                  Guestroom: carpet (limited
                                                                                                  service) ($31,200)
                                                                                                  Guestroom: soft goods
                                                                                                  (limited service) ($27,300)
-----------------------------------------------------------------------------------------------------------------------------------
  2040     Hurstbourne    Louisville    KY    $403,000   Immediate Needs from        $741,000     ADA Accessibility ($20,100)
           Hotel                                         EMG PSA are as                           Common area floors, carpet
                                                         follows: 4 City                          ($99,000)
                                                         mandated Backflow                        HVAC, thru-the-wall units
                                                         protectors, $40,000;                     ($228,800)
                                                         Pool area ceiling                        DHW heaters,>150 gal. ($12,000)
                                                         repair, $30,000; Pool                    Fire alarm, horn and strobe
                                                         de-humidification                        lights ($3,000)
                                                         equipment $333,000.                      Guestroom: carpet (full service)
                                                                                                  ($238,800)
                                                                                                  Guestroom: soft goods (full
                                                                                                  service) ($139,300)
-----------------------------------------------------------------------------------------------------------------------------------
  2007     Courtyard by   Paducah       KY    $      0                               $      0
           Marriott
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
  1502     Quality Hotel  Metairie      LA    $ 60,600   Immediate Need in the       $      0
                                                         PSA are as follows:
                                                         $9,000 of misc. roof
                                                         repairs to counter
                                                         leaks, ponding and
                                                         lack of ventilation;
                                                         $5,000 in repairs to
                                                         the rusting exterior
                                                         stairs; $1,600 replace
                                                         corroded metal
                                                         exterior doors and
                                                         reseal same;
                                                         re-sealing and
                                                         caulking of the
                                                         windows, $30,000;
                                                         repair the damaged
                                                         exit stairwell doors
                                                         and replace inoperable
                                                         hardware and closers
                                                         in compliance with
                                                         code, 2 per floor,
                                                         $15,000; replace
                                                         penthouse roof vent,
                                                         $2,000.
-----------------------------------------------------------------------------------------------------------------------------------
  2777     Residence Inn  Dedham        MA    $      0                               $ 52,650     Guestroom: carpet (limited
                                                                                                  service) ($32,400)
                                                                                                  Guestroom: soft goods
                                                                                                  (limited service) ($20,250)
-----------------------------------------------------------------------------------------------------------------------------------
  1775     Holiday Inn    Baltimore -   MD    $  6,000   Immediate Needs: Seal,      $      0
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                          BWI                            patch and layer asphalt
                          Airport                        cracks and depressions
                                                         in the parking lot
                                                         ($6,000).
-----------------------------------------------------------------------------------------------------------------------------------
  1785     Holiday Inn    Baltimore     MD    $ 26,400   Immediate Needs:            $137,929     Sidewalk maintenance
                          West                           Replace 2, 12.5-ton in                   program ($845)
                          (Belmont)                      operable and failing                     Roof covering, built-up system
                                                         units serving the                        overlay (Commercial Building)
                                                         cocktail lounge,                         ($36,000)
                                                         restaurant and lobby                     Roof drainage, provide adequate
                                                         to maintain                              slope
                                                         temperature and                          (Buildings A & C) ($39,000)
                                                         climate control                          Gas distribution system ($1,500)
                                                         $20,000; Replace two                     Guestroom: soft goods ($11,333)
                                                         leaking water storage                    Commercial kitchen equipment
                                                         tanks, $6,400.                           ($3,500)
                                                                                                  Commercial laundry: dryers
                                                                                                  ($18,000)
                                                                                                  Commercial laundry: washers
                                                                                                  ($27,750)
-----------------------------------------------------------------------------------------------------------------------------------
  1765     Holiday Inn    Baltimore,    MD    $      0                               $      0
                          Inn Harbor
-----------------------------------------------------------------------------------------------------------------------------------
  1710     Hilton         Columbia      MD    $ 30,000   Immediate Repair Needs      $219,710     ADA Accessibility ($23,110)
                                                         are as follows:                          Asphalt pavement (seal coat
                                                         $10,000 in Mold                          over term) ($7,525)
                                                         remediation mentioned                    Curbing, concrete ($1,000)
                                                         above; Asphalt repair                    Compactor/coling tower enclosures,
                                                         $7,500; Repair of                        various ($4,000)
                                                         compactor/cooling                        Swimming pool equipment $0
                                                         tower pad and gas                        Level pre-cast concrete plank
                                                                                                  floor joints ($3,000)
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         meter pad, $2,000;                       Roof covering, asphalt
                                                         Repair damaged                           shingles ($1,875)
                                                         sidewalk concrete,                       Exterior walls, caulking and
                                                         $2,000; Repair damaged                   sealants ($45,000)
                                                         face brink and                           Exterior walls, EIFS patch and
                                                         spalling concrete on                     repair $0
                                                         exterior walls,                          Exterior doors, hollow metal
                                                         $3,250, $1,500 in roof                   ($1,600)
                                                         and soffit repair in                     Common area floors, carpet
                                                         the pool area; and,                      ($41,400)
                                                         repair/replace leaking                   Common area walls, refinish $0
                                                         pipe for the hot water                   Cooling  tower $0
                                                         distribution,$3,750.                     Heat pumps, air to air $0
                                                                                                  Guestroom: carpet(full service)
                                                                                                  ($91,200)
-----------------------------------------------------------------------------------------------------------------------------------
  1776     Holiday Inn    Frederick     MD    $      0   Immediate Needs:            $ 49,000     Concrete balconies ($1,000)
                                                         $2,000 to patch roof                     Elevator, machinery
                                                         leaks.                                   ($48,000)
-----------------------------------------------------------------------------------------------------------------------------------
  1770     Holiday Inn    Glen          MD    $ 53,500   Immediate Needs of          $      0
                          Burnie                         $53,000 are as
                                                         follows: Asphalt
                                                         repair, $2,500; repair
                                                         damaged concrete
                                                         pavement in service
                                                         area, $1,500; repair
                                                         damaged concrete
                                                         retaining wall,
                                                         $3,500; repair damaged
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------

                                                         masonry retaining wall,
                                                         $2,000;
                                                         repair cracking and
                                                         spalling pool deck,
                                                         $1,000; and, replace
                                                         three rooftop package
                                                         units servicing the
                                                         common corridors, they
                                                         are currently
                                                         inoperable, $42,000.
-----------------------------------------------------------------------------------------------------------------------------------
  1720     Holiday Inn    Silver       MD     $126,000   Two Chillers are down.      $      0
                          Spring                         Loss of 110T capacity,
                                                         needs replacement,
                                                         $121K. (mold concern).
                                                         Lodgian has a
                                                         temporary HVAC system
                                                         in place to provide
                                                         AC. Sprinkler heads
                                                         will need replacement.
                                                         Confirm that the
                                                         hydraulic elevator is
                                                         being repaired.
-----------------------------------------------------------------------------------------------------------------------------------
  1780     Holiday Inn    Towson        MD    $  6,800   Immediate Needs are as      $      0
                          (Cromwell                      follows: Asphalt
                          Bridge)                        repair $2,500; review
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         and repair subsidence
                                                         at drainage inlet
                                                         to prevent retaining
                                                         wall failure $3,500;
                                                         patch and repair
                                                         damaged EIFS at rear
                                                         overhang adjacent to
                                                         banquet room $800.
-----------------------------------------------------------------------------------------------------------------------------------
  3970     Holiday Inn    Lansing       MI    $ 14,600   Immediate Needs are         $ 65,000     Asphalt overlay ($65,000)
                                                         ADA upgrades of $2,100
                                                         and Asphalt repairs of
                                                         $12,500.
-----------------------------------------------------------------------------------------------------------------------------------
  3930     Hilton         Troy          MI    $  7,800   Immediate Needs             $      0
                          (Northfield)                   include ADA
                                                         accessibility $4,800;
                                                         and, $3,000 in roofing
                                                         repairs.
-----------------------------------------------------------------------------------------------------------------------------------
  1910     Holiday Inn    Arden         MN    $ 15,000   ADA Upgrades to the         $214,200     Lobby floors; carpet ($10,800)
                          Hills/St.                      Elevators totaling                       Common area floors; carpet
                          Paul                           $15,000 are the only                     ($45,000)
                                                         immediate needs.                         Meeting room floors; carpet
                                                                                                  ($27,000)
                                                                                                  Restaurant/lounge floors;
                                                                                                  carpet ($13,500)
                                                                                                  Guestroom: carpet (limited
                                                                                                  service)($62,400)
                                                                                                  Guestroom: soft goods
                                                                                                  (limited service) ($39,000)
                                                                                                  Commercial laundry:
                                                                                                  washers($16,500)
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                              IMMEDIATE
                                               REPAIRS                             YR 1 REPAIRS
                                                TO BE                                  TO BE
                                              COMPLETED                              COMPLETED
PROPERTY                                      WITHIN 6                            PRIOR TO FIRST
   #       CHAIN/NAME     CITY         STATE   MONTHS           PURPOSE             ANNIVERSARY                 PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
  2222     Holiday Inn    St. Louis     MO    $  2,500   Preliminary inspection      $      0
                          North                          revealed cracks in the
                                                         balcony's that might
                                                         need review by a
                                                         structural engineer.
                                                         In addition the hotel
                                                         has a adjacent vacant
                                                         office building that
                                                         is used for storage.
                                                         Immediate Needs
                                                         $2,500 in structural
                                                         engineering review
                                                         of the A Building
                                                         balcony's.
-----------------------------------------------------------------------------------------------------------------------------------
  3311     Crowne Plaza   Albany        NY    $  3,600   Immediate Needs:            $      0
                                                         $1,600 in masonry and
                                                         concrete repair on an
                                                         exterior retaining
                                                         wall with visible
                                                         displacement and
                                                         cracks; $2,000 in
                                                         concrete repair on the
                                                         exterior stairs at the
                                                         loading dock area.
-----------------------------------------------------------------------------------------------------------------------------------
  3345     Holiday Inn    Grand         NY    $  4,000   Immediate Needs:            $      0
                          Island                         $4,000 in fencing
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------
                                         IMMEDIATE
                                          REPAIRS                       YR 1 REPAIRS
                                           TO BE                           TO BE
                                         COMPLETED                       COMPLETED
PROPERTY                                  WITHIN 6                      PRIOR TO FIRST
  #       CHAIN/NAME     CITY      STATE  MONTHS    PURPOSE              ANNIVERSARY                   PURPOSE
------------------------------------------------------------------------------------------------------------------------------
                                                    repair/replacement
                                                    and fencing for
                                                    shored up fence
                                                    in the service
                                                    area; $1,000 in
                                                    soffit repair on
                                                    the mansard
                                                    roofing at the
                                                    pool area; and,
                                                    $500 in bathroom
                                                    vent repairs,
                                                    some bathroom
                                                    fans were not
                                                    working and led
                                                    to mold problems..

------------------------------------------------------------------------------------------------------------------------------
  3330    Holiday Inn  Jamestown   NY    $  20,200  Immediate Repair    $            0
                                                    Needs: $12,500;
                                                    Concrete Entrance
                                                    Apron Repair,
                                                    $2,000; Sidewalk
                                                    Concrete Repair,
                                                    $1,000; Elevated
                                                    pedestrian
                                                    walkway skylight
                                                    leakage, $4,700.
------------------------------------------------------------------------------------------------------------------------------
  3314    Holiday Inn  Niagara     NY    $   6,400                      $      151,730  Planters, brick ($1,500)
          Select       Falls                                                            Skylights ($4,000)
                                                                                        Window units, metal frame ($40,000)
                                                                                        Corridor area floors, carpet ($36,000)
                                                                                        Common area floors, carpet ($43,200)
------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

----------------------------------------------------------------------------------------------------------------------------------
                                            IMMEDIATE
                                             REPAIRS                        YR 1 REPAIRS
                                              TO BE                             TO BE
                                            COMPLETED                         COMPLETED
PROPERTY                                     WITHIN 6                       PRIOR TO FIRST
  #       CHAIN/NAME       CITY      STATE   MONTHS         PURPOSE           ANNIVERSARY              PURPOSE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Commercial laundry: dryers ($27,030)
----------------------------------------------------------------------------------------------------------------------------------
  3326    Four Points  Niagara        NY    $       0  Immediate Repairs:   $            0
                       Falls                           replacement and
                                                       repair of brick
                                                       pavers $3,500;
                                                       concrete stoop
                                                       adjacent to the
                                                       loading dock area
                                                       is in poor
                                                       condition with
                                                       cracking,
                                                       misalignment,
                                                       spalling and
                                                       missing handrails,
                                                       $1,200; and,
                                                       repair of spalling
                                                       concrete on the
                                                       loading dock $1,700.
----------------------------------------------------------------------------------------------------------------------------------
  3515    Holiday Inn  Strongsville   OH    $   2,000  Immediate Needs      $      108,300  ADA Accessibility ($39,300)
          Select                                       are only $2,000                      Commercial laundry: washers ($69,000)
                                                       for asphalt
                                                       repair work.
------------------------------------------------------------------------------------------------------------------------------------
  3802    Holiday Inn  Greentree      PA    $  10,400  Immediate Needs:     $            0
                                                       $2,500 for
                                                       engineering
                                                       review of
                                                       spalling loading
                                                       dock
------------------------------------------------------------------------------------------------------------------------------------
  3890    Holiday Inn  Lancaster      PA    $  17,500  Immediate Needs      $       79,000  Rooftop package unit per ton ($24,000)
                                                       are $17,500 in                       Commercial laundry: dryers ($25,000)
                                                       asphalt
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                            IMMEDIATE
                                             REPAIRS                        YR 1 REPAIRS
                                              TO BE                            TO BE
                                            COMPLETED                        COMPLETED
PROPERTY                                     WITHIN 6                       PRIOR TO FIRST
  #       CHAIN/NAME       CITY      STATE   MONTHS        PURPOSE           ANNIVERSARY               PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                       repair for                          Commercial laundry: washers ($30,000)
                                                       alligatored areas
                                                       in the parking lot.
------------------------------------------------------------------------------------------------------------------------------------
  3838    Doubletree   Philadelphia   PA    $   4,000  EMG noted $4,000 of  $            0
          Club                                         Immediate Needs in
                                                       the form of roofing
                                                       repairs for the
                                                       mansard and
                                                       membrane roofing.
                                                       The Philadelphia
                                                       Building Department
                                                       has the following
                                                       building and fire
                                                       code violation on
                                                       file: Storm water
                                                       should be conducted
                                                       to the public storm
                                                       water system;
                                                       secure annual
                                                       electric permit;
                                                       submit annual fire
                                                       test records.
------------------------------------------------------------------------------------------------------------------------------------
  3804    Holiday Inn  Pittsburgh     PA    $  12,900  Immediate Needs:     $       85,000  Epoxy traffic surface at roof of
                       (Pkwy East)                     ADA upgrades,                        garage area ($35,000)
                                                       $10,400 and a                        Repairs to underside of deck at
                                                       engineering review                   loading dock ($50,000)
                                                       of the spalling
                                                       concrete on the
                                                       underside of the
                                                       loading dock floor
                                                       structure ($2,500).
---------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

---------------------------------------------------------------------------------------------------------------------------------
                                            IMMEDIATE
                                             REPAIRS                        YR 1 REPAIRS
                                             TO BE                             TO BE
                                            COMPLETED                        COMPLETED
PROPERTY                                     WITHIN 6                       PRIOR TO FIRST
  #       CHAIN/NAME      CITY       STATE   MONTHS         PURPOSE          ANNIVERSARY               PURPOSE
---------------------------------------------------------------------------------------------------------------------------------
  3875    Holiday Inn  York           PA    $       0                       $            0
---------------------------------------------------------------------------------------------------------------------------------
  4021    Clarion      Charleston     SC    $       0                       $            0
---------------------------------------------------------------------------------------------------------------------------------
  4040    Holiday Inn  Myrtle Beach   SC    $       0                       $      614,540  Common area floors, carpet ($207,000)
          SunSpree                                                                          Rooftop package unit per ton ($5,040)
                                                                                            Boiler ($2,500)
                                                                                            Elevator, machinery ($400,000)
---------------------------------------------------------------------------------------------------------------------------------
  4215    French       Memphis        TN    $  18,020  Immediate Needs:     $            0
          Quarter                                      ADA Deficiencies -
          Suites                                       One car and one
                                                       van stall with
                                                       signage $350,
                                                       Signage
                                                       indicating
                                                       accessible
                                                       parking spaces
                                                       $100, exterior
                                                       accessible route
                                                       from access
                                                       aisles adjacent
                                                       to parking
                                                       space, crossing
                                                       hazardous vehicle
                                                       areas, from
                                                       main roadways
                                                       and public
                                                       transportation
                                                       stops to the
                                                       building
                                                       sidewalks and
                                                       entrances $100,
                                                       Signage (4 signs)
                                                       indicating
                                                       accessible
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                            IMMEDIATE
                                             REPAIRS                           YR 1 REPAIRS
                                              TO BE                               TO BE
                                            COMPLETED                          COMPLETED
PROPERTY                                     WITHIN 6                         PRIOR TO FIRST
  #       CHAIN/NAME       CITY      STATE   MONTHS       PURPOSE              ANNIVERSARY             PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
                                                       restrooms $100,
                                                       restroom
                                                       modifications
                                                       $1,370. ($2,020
                                                       in total ADA
                                                       Upgrades) There
                                                       are also a
                                                       number of PTAC
                                                       units that are
                                                       not in service.
                                                       Termite infested
                                                       meeting room
                                                       doors to be
                                                       replaced, $8,000.
                                                       Repair mold
                                                       damaged meeting
                                                       rooms, $8,000.
------------------------------------------------------------------------------------------------------------------------------------
  4343    Courtyard     Abilene      TX     $       0                         $       96,300  Asphalt pavement (seal coat over term)
          by Marriott                                                                         ($5,250)
                                                                                              Guestroom: carpet (full service)
                                                                                              ($29,700)
                                                                                              Guestroom: soft goods (full service)
                                                                                              ($34,650)
                                                                                              Common area floors, carpet
                                                                                              ($26,730)
------------------------------------------------------------------------------------------------------------------------------------
  4375    Holiday Inn   Austin       TX     $  50,000  Repair Inoperable      $            0
                                                       irrigation system
                                                       allowance ($20,000),
                                                       Paint metal mansards
                                                       ($25,000), Replace
                                                       tower coping ($5,000)
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                            CAPITAL IMPROVEMENT PLAN

                          REQUIRED CAPITAL IMPROVEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                             IMMEDIATE
                                              REPAIRS                            YR 1 REPAIRS
                                               TO BE                                TO BE
                                             COMPLETED                            COMPLETED
PROPERTY                                      WITHIN 6                         PRIOR TO FIRST
  #       CHAIN/NAME       CITY      STATE    MONTHS          PURPOSE            ANNIVERSARY               PURPOSE
------------------------------------------------------------------------------------------------------------------------------------

  4388    Holiday Inn   Dallas (DFW  TX      $        0                         $     321,907  Asphalt pavement (seal coat over
          Select        Airport)                                                                term) ($14,875)
                                                                                               Curbing, concrete ($4,000)
                                                                                               Exterior walls, painting & coating
                                                                                               ($112,800)
                                                                                               Common area floors, carpet ($30,600)
                                                                                               Common area floors, VCT ($1,350)
                                                                                               Common area walls, refinish ($51,000)
                                                                                               Public restroom finishes ($12,000)
                                                                                               Rooftop package unit per ton
                                                                                               ($12,032)
                                                                                               Boilers - package unit ($32,000)
                                                                                               Elevator, cab interiors ($1,500)
                                                                                               Commercial laundry: dryers ($11,000)
                                                                                               Commercial laundry: washers ($11,250)
                                                                                               Ice machines ($2,500)
                                                                                               Meeting room: case goods & furniture
                                                                                               ($25,000)
------------------------------------------------------------------------------------------------------------------------------------
  4380    Holiday Inn   Dallas (Mkt  TX      $   40,000  Immediate Needs:       $           0
                        Center)                          Roof is leaking and
                                                         requires repair to
                                                         avoid further
                                                         interior damage to
                                                         the meeting rooms
                                                         and lobby areas
                                                         where water
                                                         intrusion was
                                                         evident, $40,000.
------------------------------------------------------------------------------------------------------------------------------------
  4310    Crowne Plaza  Houston      TX      $        0                         $           0
------------------------------------------------------------------------------------------------------------------------------------
                                     Totals  $1,892,534                         $   4,590,773
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                              ENVIRONMENTAL REPORTS

                                    Exhibit B

Lodgian

Phase I and Phase II Environmental Reports and
Visible Mold and Moisture Assessments

                    Report                            Chain/Name                 City           ST           Address
---------------------------------------------    ---------------------     -----------------    --    ----------------------
EMG: Phase I Environmental Site Assessment of    Hampton Inn               Dothan               AL    3071 Ross Clark Circle
EMG: Phase I Environmental Site Assessment of    Holiday Inn West          Dothan               AL    3053 Ross Clark
EMG: Phase I Environmental Site Assessment of    Holiday Inn Express       Gadsden              AL    801 Cleveland Ave.
EMG: Visible Mold and Moisture Assessment of     Holiday Inn Express       Gadsden              AL    801 Cleveland Ave.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Sheffield            AL    4900 Halch Blvd.
EMG: Phase I Environmental Site Assessment of    Courtyard by  Marriott    Bentonville          AR    1001 McClain Rd.
EMG: Phase I Environmental Site Assessment of    Residence Inn             Little Rock          AR    1401 S. Shackleford Rd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               East Hartford        CT    363 Roberts St.
EMG: Phase I Environmental Site Assessment of    Hampton Inn               Pensacola            FL    7330 Plantation Rd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn Express       Pensacola            FL    6501 Pensacola Blvd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Pensacola            FL    7200 Plantation Rd.
                                                                           (University Mail)

EMG: Phase I Environmental Site Assessment of    Crowne Plaza              West Palm Beach      FL    1601 Belvedere Rd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Winter Haven         FL    1150 3rd St., SW
EMG: Phase I Environmental Site Assessment of    Courtyard by Marriott     Atlanta              GA    3332 Peachtree Rd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Brunswick            GA    5252 New Jesup Hwy
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Marietta (hotel &    GA    2265 Kingston Cl.
                                                                           suites)
EMG: Phase I Environmental Site Assessment of    Fairfield Inn             Valdosta             GA    1311 St. Augustine Rd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Valdosta             GA    1309 St. Augustine Rd.
EMG: Phase I Environmental Site Assessment of    Crowne Plaza              Cedar Rapids         IA    350 1st Ave, NE
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Rolling Meadows      IL    3405 Algonquin Rd.
EMG: Phase I Environmental Site Assessment of    Courtyard by Marriott     Florence             KY    46 Cavaler Blvd.
EMG: Phase I Environmental Site Assessment of    Hurstbourne Hotel         Louisville           KY    9700 Blue Grass Parkway
EMG: Phase I Environmental Site Assessment of    Courtyard by Marriott     Paducah              KY    3835 Technology  Dr.
EMG: Phase I Environmental Site Assessment of    Quality Hotel             Metairie             LA    2261 N. Causeway Blvd.
EMG: Visible Mold and Moisture Assessment of     Quality Hotel             Metairie             LA    2261 N. Causeway Blvd.
EMG: Phase I Environmental Site Assessment of    Residence Inn             Dedham               MA    259 Elm St.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Baltimore - BWI      MD    890 Elkrdge Landing Rd.
                                                                           Airport
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Baltimore West       MD    1800 Belmont Ave.
                                                                           (Belmont)

EMG: Phase I Environmental Site Assessment of    Holiday Inn               Baltimore, Inn       MD    301 W. Lombard St.
                                                                           Harbor
EMG: Phase I Environmental Site Assessment of    Hilton                    Columbia             MD    5485 Twin Knolls Rd.
EMG: Phase I Environmental Site Assessment of    Holiday Inn               Frederick            MD    999 W. Patrick St.

                                                                                                                      EMG Project
                    Report                       Chain/Name              City/ST/Zip                     Dated           Number
---------------------------------------------    ---------------------   --------------------------  ---------------    -------
EMG: Phase I Environmental Site Assessment of    Hampton Inn             Dothan, AL 36301            August 16, 2002     94677
EMG: Phase I Environmental Site Assessment of    Holiday Inn West        Dothan, AL 36301            August 15, 2002     94679
EMG: Phase I Environmental Site Assessment of    Holiday Inn Express     Gadsden, AL 35954           August 15, 2002     94681
EMG: Visible Mold and Moisture Assessment of     Holiday Inn Express     Gadsden, AL 35954           October 22, 2002    97020
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Sheffield, AL 35660         August 15, 2002     94683
EMG: Phase I Environmental Site Assessment of    Courtyard by  Marriott  Bentonville, AR 72712       August 15, 2002     94685
EMG: Phase I Environmental Site Assessment of    Residence Inn           Little Rock, AR 72211       August 15, 2002     94687
EMG: Phase I Environmental Site Assessment of    Holiday Inn             E. Hartford, CT 06108       October 24, 2002    94691
EMG: Phase I Environmental Site Assessment of    Hampton Inn             Pensacola, FL 32504         August 17, 2002     94697
EMG: Phase I Environmental Site Assessment of    Holiday Inn Express     Pensacola, FL 32505         August 15, 2002     94699
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Pensacola, FL 32504
                                                                                                     August 15, 2002     94701
EMG: Phase I Environmental Site Assessment of    Crowne Plaza            West Palm Beach, FL 33406   August 15, 2002     94704
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Winter Haven, FL 33830      August 20, 2002     94706
EMG: Phase I Environmental Site Assessment of    Courtyard by Marriott   Atlanta, GA 30326           August 15, 2002     94708
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Brunswick, GA 31525         August 15, 2002     94712
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Marietta, GA 30067          August 15, 2002     94718
EMG: Phase I Environmental Site Assessment of    Fairfield Inn           Valdosta, GA 31601          August 15, 2002     94722
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Valdosta, GA 31601          August 15, 2002     94720
EMG: Phase I Environmental Site Assessment of    Crowne Plaza            Cedar Rapids, IA 52401      August 15, 2002     94724
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Rolling Meadows, IL 60008   November5, 2002     94728
EMG: Phase I Environmental Site Assessment of    Courtyard by Marriott   Florence, KY 41042          August 19, 2002     94730
EMG: Phase I Environmental Site Assessment of    Hurstbourne Hotel       Louisvile, KY 40299         August 15, 2002     94735
EMG: Phase I Environmental Site Assessment of    Courtyard by Marriott   Paducah, KY 42001           August 15, 2002     94739
EMG: Phase I Environmental Site Assessment of    Quality Hotel           Metairie, LA 70001          August 15, 2002     94741
EMG: Visible Mold and Moisture Assessment of     Quality Hotel           Metairie, LA 70001          22-Oct-02           97022
EMG: Phase I Environmental Site Assessment of    Residence Inn           Dedham, MA 02026            August 16, 2002     94745
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Linthicum Heights,MD 21090  August 16, 2002     94748
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Baltimore, MD 21244

EMG: Phase I Environmental Site Assessment of    Holiday Inn                                         August 15, 2002     94750
EMG: Phase I Environmental Site Assessment of    Hilton                  Baltimore, MD 21201         August 15, 2002     94752
EMG: Phase I Environmental Site Assessment of    Holiday Inn             Columbia, MD 21045          August 15, 2002     94755
                                                                         Frederick, MD 21702         August 15, 2002     94759

EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Glen Burnie            MD     6323 Governor Ritchie Hwy

EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Silver Spring          MD     8777 Georgia Ave.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Towson (Cromwell       MD     1100 Cromwell Bridge Rd.
                                                                          Bridge)

EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Lansing                MI     7501 W. Saginaw  Hwy
EMG: Phase I  Environmental Site Assessment of    Hilton                  Troy (Northfield)      MI     5500 Crooks Rd.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Arden Hills/St. Paul   MN     1201 West Country Rd. E
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             St. Louis North        MO     4545 N. Lindbergh Blvd.
EMG: Phase I  Environmental Site Assessment of    Crowne Plaza            Albany                 NY     Ten Eyck Flaza
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Grand Island           NY     100 Whitehaven Rd.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Jamestown              NY     150 W. 4th St.
EMG: Phase II Environmental Site Assessment of    Holiday Inn             Jamestown              NY     150 W. 4th St.
EMG: Phase I  Environmental Site Assessment of    Four Points             Niagara Falls          NY     114 Buffalo Ave.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Niagara Falls          NY     300 Third st.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Strongsville           OH     15471 Royalton Rd.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Windsor                ONT    1855 Huron Church Road

EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Greentree              PA     401 Holiday Drive
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Lancaster              PA     521 Greenfield Rd.
EMG: Phase I  Environmental Site Assessment of    Doubletree Club         Philadelphia           PA     9461 Roosavelt Blvd.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Pittsburgh (Pkwy       PA     915 Brinton Rd.
                                                                          East)
EMG: Phase II Environmental Site Assessment of    Holiday Inn             Pittsburgh (Pkwy       PA     915 Brinton Rd.
                                                                          East)
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             York                   PA     334 Arsenal Rd.
EMG: Phase I  Environmental Site Assessment of    Clarton                 North Charleston       SC     7401 Northwoods Blvd.
EMG: Visible Mold and Molslure Assessment of      Clarton                 North Charleston       SC     7401 Northwoods Blvd.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn SunSpree    Myrtle Beach           SC     1601 N. Ocean Blvd.
EMG: Phase I  Environmental Site Assessment of    French Quarter Suites   Memphis                TN     2144 Madison Ave.
EMG: Visible Mold and Moisture Assessment of      French Quarter Suites   Memphis                TN     2144 Madison Ave.
EMG: Phase I  Environmental Site Assessment of    Courtyard by Marriott   Abllene                TX     4350 Ridgemont Dr.
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Austin                 TX     3401 South 1-35
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Dallas (DFW Airport)   TX     4441 Hwy 114 & Esters Blvd.

EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Dallas (Mkt Center)    TX     1955 Market Center Blvd.
EMG: Phase I  Environmental Site Assessment of    Crowne Plaza            Houston                TX     12801 NW Freeway US 290

EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Glen Burrie, MD 21061
                                                                                                     August 15,  2002      94761
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Silver Spring, MD 20910    August 15,  2002      94763
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Towson, Md 21286
                                                                                                     August 15,  2002      94765
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Lansing, MI 48917          August 15,  2002      94767
EMG: Phase I  Environmental Site Assessment of    Hilton                  Troy, MI 48098             August 19,  2002      94770
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             St. Paul, MN 55112         August 20,  2002      94772
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             St. Louis, MO 63044        August 15,  2002      94774
EMG: Phase I  Environmental Site Assessment of    Crowne Plaza            Albany, NY 12207           August 15,  2002      94776
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Grand Island, NY 14072     August 15,  2002      94778
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Jamestown, NY 14701        August 15,  2002      94781
EMG: Phase II Environmental Site Assessment of    Holiday Inn             Jamestown, NY 14701        October 17, 2002      97025
EMG: Phase I  Environmental Site Assessment of    Four Points             Niagara Falls, NY 14303    August 15,  2002      94785
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Niagara Falls, NY 14303    August 15,  2002      94783
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Strongsville, OH 44136     August 15,  2002      94787
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Canada N9C 2L6
                                                                                                     August 15,  2002      94789
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Pittsburgh, PA 15220       August 15,  2002      94791
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Lancaster, PA 17601        August 15,  2002      94793
EMG: Phase I  Environmental Site Assessment of    Doubletree Club         Philadelphia, PA 19114     August 15,  2002      94795
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Pittsburgh, PA 15221       August 15,  2002      94797
EMG: Phase II Environmental Site Assessment of    Holiday Inn             Pittsburgh, PA 15221       October 21, 2002      97024
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             York, PA 17402             August 15,  2002      94799
EMG: Phase I  Environmental Site Assessment of    Clarton                 Charleston SC 29406        August 15,  2002      94801
EMG: Visible Mold and Moisture Assessment of      Clarton                 Charleston, SC 29406       October 22, 2002      97023
EMG: Phase I  Environmental Site Assessment of    Holiday Inn SunSpree    Surfside Beach, SC 29575   August 22,  2002      94803
EMG: Phase I  Environmental Site Assessment of    French Quarter Suites   Memphis, TN 38104          August 15,  2002      94805
EMG: Visible Mold and Moisture Assessment of      French Quarter Suites   Memphis, TN 38104          October 22, 2002      97021
EMG: Phase I  Environmental Site Assessment of    Courtyard by Marriott   Abllene, TX 79606          August 15,  2002      94812
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Austin, TX 78741           August 20,  2002      94814
EMG: Phase I  Environmental Site Assessment of    Holiday Inn Select      Irving, TX 75063
                                                                                                     August 15,  2002      94817
EMG: Phase I  Environmental Site Assessment of    Holiday Inn             Dallas, TX 75207           August 15,  2002      94822
EMG: Phase I  Environmental Site Assessment of    Crowne Plaza            Houston, TX 77040
                                                                                                     August 15,  2002      94824

                                   EXHIBIT C

                              FRANCHISE AGREEMENTS

           PROPERTY NAME                STATE                                     FRANCHISOR
--------------------------------------------------------------------------------------------
Clarion Charleston                        SC                                      Choice
Quality Hotel Metairie                    LA                                      Choice
Doubletree Club Philadelphia              PA                                      Hilton
Hampton Inn Dothan                        AL
Hampton Inn Pensacola                     FL
Hilton Inn Columbia                       MD                                      Hilton
Hilton Inn Northfield                     MI                                      Hilton
Courtyard by Marriott - Abilene           TX                                      Marriott
Courtyard by Marriott - Atlanta           GA                                      Marriott
Courtyard by Marriott - Bentonville       AR                                      Marriott
Courtyard by Marriott - Florence          KY                                      Marriott
Courtyard by Marriott - Paducah           KY                                      Marriott
Fairfield Inn Valdosta                    GA                                      Marriott
Residence Inn Dedham                      MA                                      Marriott
Residence Inn Little Rock                 AR                                      Marriott
Crowne Plaza Albany                       NY                                      Six Continents
Crowne Plaza Cedar Rapids                 IA                                      Six Continents
Crowne Plaza Houston                      TX                                      Six Continents
Crowne Plaza West Palm Beach              FL                                      Six Continents
Holiday Inn Arden Hills/St. Paul          MN                                      Six Continents
Holiday Inn Austin                        TX                                      Six Continents
Holiday Inn Belmont                       MD                                      Six Continents
Holiday Inn Brunswick                     GA                                      Six Continents
Holiday Inn BWI Airport                   MD                                      Six Continents
Holiday Inn Cromwell Bridge               MD                                      Six Continents
Holiday Inn Dothan                        AL                                      Six Continents
Holiday Inn East Hartford                 CT                                      Six Continents
Holiday Inn Express Gadsden               AL                                      Six Continents
Holiday Inn Express Pensacola             FL                                      Six Continents
Holiday Inn Frederick                     MD                                      Six Continents
Holiday Inn Glen Burnie North             MD                                      Six Continents
Holiday Inn Grand Island                  NY                                      Six Continents
Holiday Inn Greentree                     PA                                      Six Continents
Holiday Inn Hotel & Suites Marietta       GA                                      Six Continents
Holiday Inn Inner Harbor                  MD                                      Six Continents
Holiday Inn Jamestown                     NY                                      Six Continents

Holiday Inn Lancaster                     PA                                      Six Continents
Holiday Inn Market Center Dallas          TX                                      Six Continents
Holiday Inn Parkway East                  PA                                      Six Continents
Holiday Inn Rolling Meadows               IL                                      Six Continents
Holiday Inn Select DFW Airport            TX                                      Six Continents
Holiday Inn Select Niagara Falls          NY                                      Six Continents
Holiday Inn Select Strongsville           OH                                      Six Continents
Holiday Inn Sheffield                     AL                                      Six Continents
Holiday Inn Silver Spring                 MD                                      Six Continents
Holiday Inn St. Louis North               MO                                      Six Continents
Holiday Inn Sunspree Myrtle Beach         SC                                      Six Continents
Holiday Inn University Mall               FL                                      Six Continents
Holiday Inn Valdosta                      GA                                      Six Continents
Holiday Inn West Lansing                  MI                                      Six Continents
Holiday Inn Winter Haven                  FL                                      Six Continents
Holiday Inn York                          PA                                      Six Continents
Four Points Niagara Falls                 NY                                      Starwood
French Quarter Suites Memphis             TN
Hurtsbourne Hotel                         KY

                        EXHIBIT D

LODGIAN: ALA SCHEDULE

                                                                                                   ALA
                                                                                     -----------------------------------
                                                                                       ALLOCATED             AGGREGATE
                                                                                         LOAN                ALLOCATED
No.    Hotel                     Location               State           Rms             AMOUNT              LOAN AMOUNT
--------------------------   ------------------------   -----           ----         -------------         -------------
 1   Holiday Inn             Baltimore - Inner Harbor     MD             375         $  17,363,078         $  23,359,709
 2   Crowne Plaza            Albany                       NY             384         $  12,983,512         $  17,467,585
 3   Holiday Inn             Silver Spring                MD             231         $  12,442,532         $  16,739,769
 4   Holiday Inn             Baltimore - BWI Airport      MD             259         $  12,101,539         $  16,281,009
 5   Crowne Plaza            Houston                      TX             291         $  11,049,232         $  14,865,269
 6   Courtyard by Marriott   Atlanta                      GA             181         $   9,930,047         $  13,359,555
 7   Holiday Inn             Lansing                      MI             244         $   6,945,221         $   9,343,883
 8   Doubletree Club         Philadelphia                 PA             282         $   6,785,620         $   9,092,823
 9   Holiday Inn Select      Dallas (DFW Airport)         TX             189         $   6,313,847         $   8,494,440
10   Hilton                  Troy (Northfield)            MI             191         $   5,950,776         $   8,005,977
11   Hilton                  Columbia                     MD             152         $   5,787,693         $   7,786,570
12   Residence Inn           Dedham                       MA             219         $   5,261,539         $   7,078,700
13   Holiday Inn Select      Strongsville                 OH             304         $   5,261,539         $   7,078,700
14   Crowne Plaza            West Palm Beach              FL              81         $   5,261,539         $   7,078,700
15   Holiday Inn             Rolling Meadows              IL             420         $   4,945,847         $   6,653,978
16   Courtyard by Marriott   Bentonville                  AR             392         $   4,209,231         $   5,662,960
17   Holiday Inn             St. Louis North              MO              90         $   4,209,231         $   5,662,960
18   Holiday Inn Select      Niagara Falls                NY             397         $   3,946,154         $   5,309,025
19   Holiday Inn             Greentree                    PA             200         $   3,788,308         $   5,096,664
20   Crowne Plaza            Cedar Rapids                 IA             275         $   3,788,308         $   5,096,664
21   Holiday Inn             Towson (Cromwell Bridge)     MD             139         $   3,683,077         $   4,955,090
22   Holiday Inn             Arden Hills/St. Paul         MN             156         $   3,630,462         $   4,884,303
23   Holiday Inn             Winter Haven                 FL             228         $   3,577,846         $   4,813,516
24   Residence Inn           Little Rock                  AR              96         $   3,367,385         $   4,530,368
25   Courtyard by Marriott   Abilene                      TX              99         $   3,104,308         $   4,176,400
26   Hampton Inn             Pensacola                    FL             124         $   3,081,264         $   4,145,430
27   Courtyard by Marriott   Paducah                      KY             100         $   2,999,077         $   4,034,859
28   Holiday Inn SunSpree    Myrtle Beach                 SC             133         $   2,946,462         $   3,964,072
29   Holiday Inn             Austin                       TX             210         $   2,841,231         $   3,822,498
30   Holiday Inn             Jamestown                    NY             146         $   2,841,231         $   3,822,498
31   Holiday Inn             Glen Burnie                  MD             127         $   2,788,616         $   3,751,711
32   Holiday Inn             Frederick                    MD             158         $   2,683,385         $   3,610,137
33   Holiday Inn             Lancaster                    PA             189         $   2,683,385         $   3,610,137
34   Holiday Inn             Pensacola (University Mall)  FL             152         $   2,630,769         $   3,539,350
35   Fairfield Inn           Valdosta                     GA             108         $   2,630,769         $   3,539,350
36   Holiday Inn             Sheffield                    AL             201         $   2,262,462         $   3,043,841
37   Hurstbourne Hotel       Louisville                   KY             398         $   2,054,176         $   2,763,620
38   Holiday Inn             Brunswick                    GA             126         $   2,052,000         $   2,760,693
39   Courtyard by Marriott   Florence                     KY              78         $   1,999,385         $   2,689,906
40   Quality Hotel           Metairie                     LA             205         $   1,946,769         $   2,619,119
41   Holiday Inn             York                         PA             100         $   1,946,769         $   2,619,119
42   Holiday Inn             Valdosta                     GA             167         $   1,736,308         $   2,335,971
43   Holiday Inn             East Hartford                CT             130         $   1,736,308         $   2,335,971
44   Hampton Inn             Dothan                       AL             113         $   1,633,978         $   2,198,299
45   Holiday Inn Express     Pensacola                    FL             214         $   1,631,077         $   2,194,397
46   French Quarter Suites   Memphis                      TN             105         $   1,516,177         $   2,039,815
47   Holiday Inn             Pittsburgh (Pkwy East)       PA             180         $   1,420,615         $   1,911,249
48   Four Points             Niagara Falls                NY             189         $   1,315,385         $   1,769,675
49   Holiday Inn             Baltimore West (Belmont)     MD             135         $   1,262,769         $   1,698,888
50   Holiday Inn Express     Gadsden                      AL             141         $   1,262,769         $   1,698,888
51   Holiday Inn             Marietta (hotel & suites)    GA             196         $   1,157,539         $   1,557,314
52   Holiday Inn Select      Dallas (Mkt Center)          TX             246         $   1,052,308         $   1,415,740
53   Clarion                 Charleston                   SC             197         $     894,462         $   1,203,379
54   Holiday Inn             Grand Island                 NY             261         $     684,000         $     920,231
55   Holiday Inn             Dothan                       AL             102         $     684,000         $     920,231

                           Total                                      10,806         $ 224,036,325         $ 302,707,526

                                    EXHIBIT E

                              MANAGEMENT AGREEMENTS

1. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Albany Hotel, Inc. as owner, re:
         Crowne Plaza, Albany, NY.

2. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, Limited Partnership, as owner, re: Holiday Inn, East Hartford, CT.

3. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, Limited Partnership, as owner, re: Holiday Inn, Fredrick, MD.

4. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, Limited Partnership, as owner, re; Holiday Inn, Cromwell Bridge, MD.

5. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, Limited Partnership, as owner, re: Holiday Inn, Belmont, MD.

6. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and AMI Operating Partners, Limited Partnership, as owner, re: Holiday Inn, York, PA.

7. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Apico Hills, Inc., as owner, re:
         Holiday Inn, Pittsburgh, PA.

8. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Apico Inns of Green Tree, Inc., as owner, re: Holiday Inn Green Tree, Pittsburgh, PA.

9. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Brunswick Motel Enterprises, Inc., as owner, re: Holiday Inn, Brunswick, GA.

10. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Dedham Lodging Associates I, Limited Partnership, as owner, re: Residence Inn, Dedham, MA.

11. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Dothan Hospitality 3053, Inc., as owner, re: Holiday Inn, Dothan, AL.

12. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Dothan Hospitality 3071, Inc., as owner, re: Hampton Inn, Dothan, AL.

13. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Gadsden Hospitality, Inc., as owner, re: Holiday Inn Express, Gadsden, AL.

14. Management Agreement, dated November 12, 2002 between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Atlanta, GA.

15. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Abilene TX.

16. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Florence, KY.

17. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Bentonville, AR.

18. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         DoubleTree Club, Philadelphia, PA.

19. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         The Hurtsbourne Hotel, Louisville, KY.

20. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Fairfield Inn, Valdosta, GA.

21. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn, Valdosta, GA.

22. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn Select, Dallas/Fort Worth Airport, TX.

23. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn, North St. Louis, MO.

24. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn, Surfside Beach, SC.

25. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn Select, Strongsville OH.

26. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Holiday Inn Suites, Marieeta, GA.

27. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Impac Hotels I, L.L.C., as owner, re:
         Courtyard by Marriott, Paducah, KY.

28. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Little Rock Lodging Associates I, Limited Partnership, as owner, re: Residence Inn, Little Rock, AR.

29. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, Inner Harbor, Baltimore, MD.

30. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, Glen Burnie, MD.

31. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, BWI Airport, Baltimore, MD.

32. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re:
         Holiday Inn, Lancaster, PA.

33. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Minneapolis Motel Enterprises, Inc., as owner, re: Holiday Inn, St. Paul, MN.

34. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and NH Motel Enterprises, Inc., as owner, re: Hilton Norfield, Troy, MI.

35. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Cedar Rapids, Inc., as owner, re: Crowne Plaza, Cedar Rapids, IA.

36. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Centre Associates, Ltd., as owner, re: Crowne Plaza, West Palm Beach, FL.

37. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Grand Island, Inc., as owner, re: Holiday Inn, Grand Island, NY.

38. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Jamestown, Inc., as owner, re: Holiday Inn, Jamestown, NY.

39. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Lansing, Inc., as owner, re:
         Holiday Inn, Lansing, MI.

40. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Maryland, Inc., as owner, re:
         Holiday Inn, Silver Springs, MD.

41. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Metairie, Inc., as owner, re:
         Quality Hotel, Metaire, LA.

42. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico New York, Inc., as owner, re:
         Holiday Inn Select, Niagara Falls, NY.

43. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Niagara Falls, as owner, re:
         Four Points Sheraton, Niagara Falls, NY.

44. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Northwoods, Inc., as owner, re: Clarion Hotel, Charleston, SC.

45. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Pensacola 7200, Inc., as owner, re: Holiday Inn, Pensacola, FL.

46. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Pensacola 7330, Inc., as owner, re: Hampton Inn, Pensacola, FL.

47. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Pensacola, Inc., as owner, re: Holiday Inn Express, Pensacola, FL.

48. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Rolling Meadows, Inc., as owner, re: Holiday Inn, Rolling Meadows, IL.

49. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Winter Haven, Inc., as owner, re: Holiday Inn, Winter Haven, FL.

50. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Sheffield Motel Enterprises, Inc., as owner, re: Holiday Inn, Sheffield, AL.

51. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Austin, Inc., as owner, re:
         Holiday Inn, Austin, TX.

52. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Columbia, Inc., as owner, re:
         Hilton, Columbia, MD.

53. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Houston, Inc., as owner, re:
         Crowne Plaza, Houston, TX.

54. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Servico Market Center, Inc., as owner, re: Holiday Inn, Dallas, TX.

55. Management Agreement, dated November 12, 2002, between Lodgian Management Corp., as manager, and Lodgian Memphis Property Owner, LLC, as owner, re: French Quarter Suites, Memphis, TN.

                                      EXHIBIT F
LODGIAN

CHAIN/NAME                              CITY                ST                ADDRESS                     CITY/ST/ZIP
---------------------        --------------------------     --         ----------------------     ---------------------------
Hampton Inn                  Dothan                         AL         3071 Ross Clark Circle     Dothan, AL 36301
Holiday Inn West             Dothan                         AL         3053 Ross Clark            Dothan, AL 36301
Holiday Inn Express          Gadsden                        AL         801 Cleveland Ave.         Gadsden, AL 35954
Holiday Inn                  Sheffield                      AL         4900 Hatch Blvd.           Sheffield, AL 35660
Courtyard by Marriott        Bentonville                    AR         1001 McClain Rd.           Bentonville, AR 72712
Residence Inn                Little Rock                    AR         1401 S. Shackleford Rd.    Little Rock, AR 72211
Holiday Inn                  East Hartford                  CT         363 Roberts St.            E. Hartford, CT 06108
Hampton Inn                  Pensacola                      FL         7330 Plantation Rd.        Pensacola, FL 32504
Holiday Inn Express          Pensacola                      FL         6501 Pensacola Blvd.       Pensacola, FL 32505
Holiday Inn                  Pensacola (University Mall)    FL         7200 Plantation Rd.        Pensacola, FL 32504
Crowne Plaza                 West Palm Beach                FL         1601 Belvedere Rd.         West Palm Beach, FL 33406
Holiday Inn                  Winter Haven                   FL         1150 3rd St., SW           Winter Haven, FL 33880
Courtyard by Marriott        Atlanta                        GA         3332 Peachtree Rd.         Atlanta, GA 30326
Holiday Inn                  Brunswick                      GA         5252 New Jesup Hwy         Brunswick, GA 31525
Holiday Inn                  Marietta (hotel & suites)      GA         2265 Kingston Ct.          Marietta, GA 30067
Fairfield Inn                Valdosta                       GA         1311 St. Augustine Rd.     Valdosta, GA 31601
Holiday Inn                  Valdosta                       GA         1309 St. Augustine Rd.     Valdosta, GA 31601
Crowne Plaza                 Cedar Rapids                   IA         350 1st Ave, NE            Cedar Rapids, IA 52401
Holiday Inn                  Rolling Meadows                IL         3405 Algonquin Rd.         Rolling Meadows, IL 60008

Courtyard by Marriott        Florence                       KY         46 Cavalier Blvd.          Florence, KY 41042
Hurstbourne Hotel            Louisville                     KY         9700 Blue Grass Parkway    Louisville, KY 40299

Courtyard by Marriott        Paducah                        KY         3835 Technology Dr.        Paducah, KY 42001
Quality Hotel                Metairie                       LA         2261 N. Causeway Blvd.     Metairie, LA 70001
Residence Inn                Dedham                         MA         259 Elm St.                Dedham, MA 02026
Holiday Inn                  Baltimore - BWI Airport        MD         890 Elkridge Landing Rd.   Linthicum Heights, MD 21090
Holiday Inn                  Baltimore West (Belmont)       MD         1800 Belmont Ave.          Baltimore, MD 21244
Holiday Inn                  Baltimore, Inn Harbor          MD         301 W. Lombard St.         Baltimore, MD 21201
Hilton                       Columbia                       MD         5485 Twin Knolls Rd.       Columbia, MD 21045
Holiday Inn                  Frederick                      MD         999 W. Patrick St.         Frederick, MD 21702
Holiday Inn                  Glen Burnie                    MD         6323 Governor Ritchie Hwy  Glen Burnie, MD 21061
Holiday Inn                  Silver Spring                  MD         8777 Georgia Ave.          Silver Spring, MD 20910
Holiday Inn                  Towson (Cromwell Bridge)       MD         1100 Cromwell Bridge Rd.   Towson, MD 21286
Holiday Inn                  Lansing                        MI         7501 W. Saginaw Hwy        Lansing, MI 48917
Hilton                       Troy (Northfield)              MI         5500 Crooks Rd.            Troy, MI 48098

                                    EXHIBIT F

Holiday Inn                  Arden Hills/St. Paul           MN         1201 West Country  Rd. E   St. Paul, MN 55112
Holiday Inn                  St. Louis North                MO         4545 N. Lindbergh Blvd.    St. Louis, MO 63044
Crowne Plaza                 Albany                         NY         Ten Eyck Plaza             Albany, NY 12207
Holiday Inn                  Grand Island                   NY         100 Whitehaven Rd.         Grand Island, NY 14072
Holiday Inn                  Jamestown                      NY         150 W. 4th St.             Jamestown, NY 14701
Four Points                  Niagara Falls                  NY         114 Buffalo Ave.           Niagara Falls, NY 14303
Holiday Inn Select           Niagara Falls                  NY         300 Third St.              Niagara Falls, NY 14303
Holiday Inn Select           Strongsville                   OH         15471 Royalton Rd.         Strongsville, OH 44136

Holiday Inn                  Greentree                      PA         401 Holiday Drive          Pittsburgh, PA 15220
Holiday Inn                  Lancaster                      PA         521 Greenfield Rd.         Lancaster, PA 17601
Doubletree Club              Philadelphia                   PA         9461 Roosevelt Blvd.       Philadelphia, PA 19114
Holiday Inn                  Pittsburgh (Pkwy East)         PA         915 Brinton Rd.            Pittsburgh, PA 15221
Holiday Inn                  York                           PA         334 Arsenal Rd.            York, PA 17402
Clarion                      North Charleston               SC         7401 Northwoods  Blvd.     Charleston, SC 29406
Holiday Inn SunSpree         Myrtle Beach                   SC         1601 N. Ocean Blvd.        Surfside Beach, SC 29575

French Quarter Suites        Memphis                        TN         2144 Madison Ave.          Memphis, TN 38104

Courtyard by Marriott        Abilene                        TX         4350 Ridgemont Dr.         Abilene, TX 79606
Holiday Inn                  Austin                         TX         3401 South I-35            Austin, TX 78741
Holiday Inn Select           Dallas (DFW Airport)           TX         4441 Hwy 114 &             Irving, TX 75063
                                                                       Esters Blvd.
Holiday Inn                  Dallas (Mkt Center)            TX         1955 Market Center Blvd.   Dallas, TX 75207
Crowne Plaza                 Houston                        TX         12801 NW Freeway US 290    Houston, TX 77040

                                    EXHIBIT G
                           Property Improvement Plans

Clarion Hotel Charleston, SC
Hilton Hotel Troy (Northfield), MI
Hilton Hotel Columbia, MD
Doubletree Club Hotel Philadelphia, PA
Holiday Inn Sheffield, AL

                            PROPERTY IMPROVEMENT PLAN

                                  CLARION HOTEL
                                 CHARLESTON, SC

                                                                           SC237
                                                                   CLARION HOTEL

                                  ADDENDUM NO.1

         The Franchise Agreement ( "Agreement ") of even date between Choice Hotels International, Inc., a Delaware corporation ( "we" or "us") and SERVICO NORTHWOODS INC., a Florida corporation, TOM GRYBOSKI, Individually, jointly and severally ( "you") is amended by the following:

         1. You agree to make the following changes and additions to upgrade the Hotel to meet our standards or to cure existing deficiencies before entering the CLARION HOTEL System, BUT IN NO EVENT LATER THAN SEPTEMBER 15, 2000. You may not use the proprietary marks until we authorize you to do so.

(a)      replace informational/ directional signage package

(b)      provide minimally 4 Guest Privileges "upgrade" type rooms.

(c)      install towel rack at all guest bath room vanity's

(d) replace all damaged guest bath room ceiling grids and tiles in atrium rooms.

(e)      install Clarion Sleeper by SERTA bedding in 50% of guest rooms

(f) replace all guest room door signage, numbers, to a more contemporary design

(g)      paint guest room entry doors

(h)      install a microwave oven in all Clarion Class Leisure rooms.

(i) install refrigerators in all Clarion Leisure and Business Class rooms. All refrigerators are to be placed in enclosed cabinet.

(j) renovate and equip no less than 20% of available room inventory as Clarion Class Leisure Rooms.

(k) renovate and equip no less than 35% of available room inventory as Clarion Class Business rooms. These must include the Class One Business Station per the Clarion rules & regulations.

(l)      replace damaged luggage carts

(m) replace all desk chairs not meeting Clarion minimum specifications. Desk chairs must have a fully upholstered seat and back

(n)      repaint all damaged restaurant and lounge furniture (in Atrium)

(o)      paint all railings (interior and exterior)

(p)      install full sized irons and ironing boards in all guestrooms

(q) install a hair dryer (minimum heat output of 1500 watts) in all guestrooms

(r)      install telephone data ports in all guest rooms

Addendum No. 1
Page 2

(s) install required furniture at pool, to include, but not limited to umbrella tables with chairs, chaise lounges and suntan lounges per the Clarion minimum specifications.

(t) repair pool fence and gate(s). Pool gates must be self closing and self locking.

(u) replace damaged wall vinyl in atrium/ lobby. Paint damaged area as needed.

(v)      replace stained/ damaged ceiling tile in all public bathrooms.

(w) replace damaged/ stained ceiling tile in public corridors. Restore acoustic spray where lacking.

(x)      replace damaged windows in atrium/ lobby.

(y)      clean all walkways and driveway(under porte-cochere) thoroughly.

         2. You agree to make the following changes and additions to upgrade the Hotel to meet our standards or to cure existing deficiencies in accordance with the CLARION HOTEL Rules and Regulations AFTER ENTERING THE SYSTEM IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

By December 1, 2001

(a) install new Clarion Sleeper by Serta bed sets in all remaining guestrooms

(b) replace guest bath room tile floors with ceramic tile of at least 2 square inches.

(c) replace all television sets with 25", swivel mounted remote control television sets

(d)      replace wall vinyl in all guest rooms and guest bath rooms.

By December 31, 2001

(e) enclose closets in guest rooms per requirements of the Clarion rules and regulations.

(f)      install window sheers in all guest rooms.

(g) modify and equip an area to comply with all requirements of the Clarion BIZNET business center. It is strongly recommended that guests have access to this area 24 hours per day.

(h)      replace all wall vinyl in interior (atrium) hallways

(i)      recondition both elevator cabs by renovating ceiling, walls and floor.

(j)      replace damaged lobby entrance doors.

         3. You acknowledge and agree that the changes and additions stated in paragraphs 1 and 2 are in addition to your continuing obligation to comply with the Rules and Regulations under paragraph 6.a. of the Franchise Agreement.

Addendum No. 1
Page 3

         4. You represent and warrant to us that you are not party to any contract that would conflict with this Agreement. If the Hotel is presently operated under a franchise agreement with another franchisor, this Agreement is contingent on you furnishing verification satisfactory to us within thirty (30) days, but in any event before entering the System, evidencing your right to terminate the other franchise. Furthermore, you agree to defend, indemnify and hold us harmless against any claims, losses, or liabilities that may be asserted against us by the other franchisor arising out of or related to the termination of the other franchise, including tortious interference with contractual relations or similar claims.

         5. The secondary name "Airport" may be used so long as the Hotel is located within five (5) miles of the airport, you provide or have arranged transportation to and from the airport upon guest demand (this service does not need to be complimentary) and you must have a direct-dial telephone in the terminal of the airport. In the event any of the aforementioned requirements have not been met or cease to be met, the Hotel will not be authorized to use the secondary name.

         6. We agree that you may use the secondary name of airport. Your property will now be referred to as "CLARION HOTEL Airport". Please bear in mind that our approval of this secondary marketing name does not grant you a contractual right to use this name indefinitely. If the circumstances, market conditions, or our criteria change, we reserve the right to revoke our approval of this secondary name at a later date.

         7. Subject to the provisions of paragraph 8 below, paragraph 4(b) of the Agreement thereto are hereby replaced by the following:

                  (a)      "You must pay to Us a monthly Royalty Fee as follows:

                           beginning on the Opening Date, a sum equal to 3.13% of the Gross Room Revenues for each month.

                  (b) "You must pay to Us a monthly Marketing Fee as follows:

                           beginning on the Opening Date, a sum equal to 0.83% of the Gross Room Revenues for each month.

         We may increase the Marketing Fee for increases in inflation or costs of advertising, publicity, public relations or marketing so long as any the increases apply to all or most of the U.S. hotels in the System unless we get your approval to a greater amount.

                  (c) "You must pay to Us a monthly Reservations Fee as follows:

                           beginning on the Opening Date, sum equal to 1.04% of the Gross Room Revenues for each month.

         We may increase the Reservations Fee for increases in our cost of providing the reservations system so long as any the increases apply to all or most of the U.S. hotels in the System unless we get your approval to a greater amount

Addendum No. 1
Page 4

         8. The modifications referred to in paragraph 7 above are made upon the express conditions that you permit no material default of your obligations in this Agreement (including any Addenda thereto) to continue for more than 30 days or, after the Opening Date, that you not receive a failing Quality Assurance Review score in any of the categories which are scored (i.e., Housekeeping, Mandatory or Maintenance & Capital Improvements). "Material default" includes non payment of any fees or other monies required to be paid by this Agreement. In the event either of the aforementioned deficiencies shall occur, the modification(s) referred to in paragraph 7 shall thereafter automatically become null and void and shall not be reinstated even if the conditions are subsequently removed and paragraph 4(b) of the Agreement thereto shall be reinstated. Such modification is exclusive to you and is not transferable to any other party.

         9. Notwithstanding anything to the contrary contained in paragraph 10 of the Agreement, if the Hotel is sold to a bona fide purchaser and the purchaser does not enter into a Franchise Agreement with us for the Hotel or does not assume this Agreement, the amount of liquidated damages shall not exceed $25,000 so long as liquidated damages and all fees accruing under the Agreement are paid in certified funds within 30 days from the sale of the Hotel.

         10. Notwithstanding anything contained in paragraph 9(b) of the Agreement, you may transfer a direct or indirect interest in the Hotel or in this Agreement to a limited liability company, a corporation or a partnership formed within 60 months of the date of this Agreement without payment of any affiliation fee, if:

         (a)      You send us prior written notice of the transfer;

         (b)      You are not in default under this Agreement;

         (c) You execute and deliver to us a general release of all claims you have against us;

         (d) You will own a majority of the beneficial interest in the limited liability company, corporation or partnership after the transfer;

         (e) You agree that you are not relieved of your obligation under this Agreement unless we specifically release you in writing;

         (f) Your successor assumes, in a writing that we accept, your obligations under this Agreement;

         (g)      Your successor submits evidence to us that it owns the Hotel;
                  and

         (h)      We approve of the transfer after a credit and legal review.

         11. Notwithstanding anything to the contrary, if we approve and enter into 2 additional franchise agreements with you for NE069-CLHO (Omaha) and IA078-QIIN (Council Bluffs) by September 10, 2000, then the Affiliation Fee pursuant to paragraph 4(a) of this Agreement will be $25,000, the discounted fees contained in paragraph 7 of Addendum No. 1 will be in effect and liquidated damages pursuant to paragraph 9 of Addendum No. 1 will be in effect. The additional franchise agreements will be entitled to the same discounted fees in this Agreement. If we do not approve and enter into the 2 additional franchise agreements with you pursuant to this paragraph, then the affiliation fee will be $40,000 and you must pay the balance according to the terms of the attached Promissory Note that you will execute, and the modification(s) referred to in paragraphs 7 and 9 shall thereafter automatically become null and void and paragraph 4(b) of the Agreement shall be reinstated. If we do execute the 2 additional franchise agreements with you, then we will waive the terms of the Promissory Note.

                        (SEE NEXT PAGE FOR SIGNATURES)

Addendum No. 1
Page 5

IN WITNESS WHEREOF, you and we have signed this Addendum to the Franchise Agreement.

Attest:                        CHOICE HOTELS INTERNATIONAL, INC.,
                               A Delaware corporation

__________________________     By:_________________________________________ L.S.
Name: Kevin M. Rooney          Name: Michael J. DeSantis
Title: Assistant Secretary     Title: Senior Vice President

                               SERVICO NORTHWOODS INC., a Florida corporation, TOM GRYBOSKI, Individually, jointly and severally

Witness:                       SERVICO NORTHWOODS INC., a Florida corporation

__________________________     By:__________________________________________L.S.
Name:                          Name: Karyn M. Gutierrez
Title:                         Title: President

                               Date:____________________________

Witness:                       TOM GRYBOSKI, Individually

__________________________     _____________________________________________L.S.
Name:

                               Date:____________________________

Witness:

__________________________     By:__________________________________________L.S.
Name:                          Name:
Title:                         Title:

                               Date:____________________________

Witness:

__________________________     By:__________________________________________L.S.
Name:                          Name:
Title:                         Title:

                               Date:____________________________

                            PROPERTY IMPROVEMENT PLAN

                                  HILTON HOTEL
                              TROY (NORTHFIELD), MI

                                   PRELIMINARY
                           PRODUCT IMPROVEMENT REPORT

                      HILTON HOTEL-DETROIT, NORTHFIELD, MI

                     CONDUCTED ON: 7/15/02. BY C. ENGELHARDT

THE IMPROVEMENTS IDENTIFIED IN THIS REPORT ARE BASED ON CONDITIONS EXISTING ON THE ABOVE DATE. PROPERTY TRANSACTIONS OCCURRING AFTER 180 DAYS WILL REQUIRE AN UPDATED REPORT. ANY WAIVERS AND/OR VARIANCES ISSUED ARE CANCELLED AND NO LONGER EFFECTIVE AT TIME OF SALE, CLOSING, OR ANY OTHER AMENDMENT TO THE ORIGINAL FRANCHISE AGREEMENT. HILTON HOTELS DOES NOT AND CANNOT WARRANT CONFORMANCE WITH INTERPRETATION OF THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE ADA ACCESSIBILITY GUIDELINES. OWNERSHIP IS RESPONSIBLE FOR COMPLIANCE WITH APPLICABLE PROVISIONS OF THE ADA. APPROPRIATE COUNSEL TO ENSURE COMPLIANCE IS URGED.

                                    EXTERIOR

==============================================================================================================================
START                                                                                                      FINISH      STATUS
DATE                         SCOPE OF WORK                                                                 DATE
==============================================================================================================================
                  BUILDING, ENTRANCE, PORTE COCHERE AND SIGNAGE
==============================================================================================================================
7/31/02      Replace T-10-11 Surface with EIFS.                                                            180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Add decorative stamped paver slab under Porte Cochere                                         180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Add new recessed lighting package to underside of Porte Cochere roof.                         180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Repair water stains Porte Cochere ceiling.                                                    180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Replace damaged PTAC grills.                                                                  180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Resurface cracked areas of building exterior                                                  180 days
-----------------------------------------------------------------------------------------------------------------------------
7/31/02      Add electronic card swipes at all entrances                                                   180 days
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                       PARKING LOT, LANDSCAPING, LIGHTING, ETC.
==============================================================================================================================
7/31/02      Resurface and stripe entire parking area.                                                     180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Add additional landscaping around perimeter of hotel and on all island beds in parking lot.   180 days
------------------------------------------------------------------------------------------------------------------------------
7/31/02      Replace all exterior signage with new Hilton logo.                                            180 days
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                                  PUBLIC AREAS
================================================================================

=========================================================================================
START                                                             FINISH
DATE                    SCOPE OF WORK                              DATE           STATUS
=========================================================================================
                              LOBBY/ENTRANCE
-----------------------------------------------------------------------------------------
7/31/02     Cover all concrete surfaces with gypsum board or     180 days
            an appropriate millwork treatment.
-----------------------------------------------------------------------------------------
7/31/02     Replace wall sconces.                                180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace carpet a entrance.                           180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace and upgrade all millwork on telephone        180 days
            partitions must be modified to comply with ADA
            requirements.
-----------------------------------------------------------------------------------------
7/31/02     Replace wall vinyl in lobby area and first floor     180 days
            corridors.
-----------------------------------------------------------------------------------------
7/31/02     Refinish front desk surfaces.                        180 days
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                              PUBLIC RESTROOMS
=========================================================================================
7/31/02     Remodel restrooms to include; wall coverings,        180 days
            partitions, vanities, tile, lighting package
            and mirrors.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                              CORRIDORS/ELEVATOR/STAIRWELLS
=========================================================================================
7/31/02     Replace all carpet and carpet pad                    180 days
-----------------------------------------------------------------------------------------
7/31/02     Upgrade wall sconces on floors 1 and 3 to same       180 days
            style as 2nd floor.
-----------------------------------------------------------------------------------------
7/31/02     Provide artwork in all guest room corridors.         180 days
-----------------------------------------------------------------------------------------
7/31/02     Upgrade ceiling in guest corridors.                  180 days
-----------------------------------------------------------------------------------------
7/31/02     Refinish elevator cabs to include; walls floors      180 days
            ceilings and lighting.
-----------------------------------------------------------------------------------------
7/31/02     Ensure panel controls are ADA compliant.             180 days
-----------------------------------------------------------------------------------------

                                 Page 2 0f 9

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

=========================================================================================
                              COMPLIMENTARY SERVICES AREA
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                              RESTAURANT
=========================================================================================
7/31/02     Completely remodel the restaurant facility, to       180 days
            include; carpet, carpet pad, walls, lighting
            package, artwork, tables, chairs, ceiling,
            entrance/host stand and buffet line.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                          KITCHENS
=========================================================================================
7/31/02     Professionally deep clean walls and equipment.       180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace ceiling tiles.                               180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace kitchen floor file                           180 days
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

================================================================================
                                  PUBLIC AREAS
================================================================================

=========================================================================================
 START                                                           FINISH
 DATE                   SCOPE OF WORK                             DATE            STATUS
=========================================================================================
                          LOUNGE
=========================================================================================
7/31/02     Refinish bar surface and front. Replace bar          180 days
            stools.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                               MEETING FACILITIES
================================================================================

=========================================================================================
START                                                            FINISH
DATE                     SCOPE OF WORK                            DATE           STATUS
=========================================================================================
                          BALLROOM
=========================================================================================
7/31/02     Replace existing lay-in ceiling tile with a          180 days
            combination of gyp board and lay-in tile. New
            ceiling tile must be a tegular edge tile with a
            fine line 9/16"  grid system.
-----------------------------------------------------------------------------------------
7/31/02     Replace vinyl wall covering.                         180 days
-----------------------------------------------------------------------------------------
7/31/02     Repair or replace existing air walls.                180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace carpet and carpet pad.                       180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace all banquet stack chairs.                    180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace lighting package.                            180 days
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                              PRE-FUNCTION AREA
=========================================================================================
7/31/02     Replace carpet and carpet pad                        180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace all wall vinyl                               180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace soft seating groups                          180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace lighting package                             180 days
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                                 MEETING ROOM
=========================================================================================
7/31/02     Replace lay in ceiling system with a 2x2' tile       180 days
            with tegular edge and a 9/16"  grid system.
-----------------------------------------------------------------------------------------
7/31/02     Replace carpet and carpet pad                        180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace all wall vinyl                               180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace lighting package                             180 days
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                          RESTROOMS-PRE-FUNCTION AREA
=========================================================================================
7/31/02     Completely remodel restrooms to include; floors,     180 days
            vanities, mirrors, partitions, wall vinyl,
            ceilings, and chrome
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                           BACK OF HOUSE/STORAGE AREAS
================================================================================

=========================================================================================
START                                                            FINISH
DATE                               SCOPE OF WORK                  DATE          STATUS
=========================================================================================
                              HOUSEKEEPING/MAINTENANCE
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================
                                 STORAGE AREAS
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

================================================================================
                             RECREATIONAL FACILITIES
================================================================================

=========================================================================================
START                                                            FINISH
DATE                        SCOPE OF WORK                         DATE          STATUS
=========================================================================================
                              POOL AND ADJACENT AREAS
=========================================================================================
7/31/02     Remodel pool area to include; new deck, replace      180 days
            vinyl and resurface bottom of pool.
-----------------------------------------------------------------------------------------
7/31/02     Repair broken window seals.                          180 days
-----------------------------------------------------------------------------------------
7/31/02     Add required exercise room with appropriate          180 days
            pieces of equipment.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                              POOL-PUBLIC RESTROOMS
================================================================================

7/31/02     Remodel Men's and Women's Locker rooms, restrooms    180 days
            and shower areas to include: ceramic tile
            surfaces, wall finishes, ceilings, vanities,
            fixtures, chrome and lighting package.
--------------------------------------------------------------------------------

================================================================================
                                   GUESTROOMS
================================================================================

=========================================================================================
START                                                            FINISH
DATE                        SCOPE OF WORK                         DATE          STATUS
=========================================================================================
                               BEDROOM
=========================================================================================
9/1/01      Add two line telephones with two phones present      180 days
            in each room. The telephone on the desk must be
            equipped with an RJ11 jack located at the base
            of the phone that is clearly labeled Data Port.
-----------------------------------------------------------------------------------------
7/31/02     Install 27"  televisions per brand standards.        180 days
-----------------------------------------------------------------------------------------
7/31/02     Install approved closer rod system as stated in      180 days
            the Design and Construction Standards Manual.
-----------------------------------------------------------------------------------------
7/31/02     Add new  "soft goods"  and case good pieces to       180 days
            rooms to include; Carpet, carpet pad, drapes,
            bedspreads, soft seating, lamps and Hilton
            approved work desk and ergonomic chair.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                                   GUEST ROOMS
================================================================================

=========================================================================================
START                                                            FINISH
DATE                        SCOPE OF WORK                         DATE           STATUS
=========================================================================================
                              BATHROOM
=========================================================================================
7/31/02     Remodel all guest bathrooms on 1st and 3rd floor     180 days
            to include; minimum 6x6" ceramic tile, new tub
            surrounds that meet current standards, new VWC, new
            lighting package, replace vanities, new chrome and
            paint ceilings.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                                   OTHER
================================================================================

=========================================================================================
 DATE                           AREA                                              STATUS
=========================================================================================
=========================================================================================
7/31/02     Replace carpet in back office area.                  180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace flooring in back of house offices.           180 days
-----------------------------------------------------------------------------------------
7/31/02     Replace office furniture in back of house            180 days
            offices
-----------------------------------------------------------------------------------------
7/31/02     Repair leaks in stairwells and repair water          180 days
            damage.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                            PROPERTY IMPROVEMENT PLAN

                                  HILTON HOTEL
                                  COLUMBIA, MD

                                   PRELIMINARY
                           PRODUCT IMPROVEMENT REPORT

================================================================================
                           HILTON HOTEL-COLUMBIA. MD.
================================================================================

                     CONDUCTED ON: 7/16/02 BY: C. ENGELHARDT

THE IMPROVEMENTS IDENTIFIED IN THIS REPORT ARE BASED ON CONDITIONS EXISTING ON THE ABOVE DATE. PROPERTY TRANSACTIONS OCCURRING AFTER 180 DAYS WILL REQUIRE AN UPDATED REPORT. ANY WAIVERS AND/OR VARIANCES ISSUED ARE CANCELLED AND NO LONGER EFFECTIVE AT TIME OF SALE, CLOSING, OR ANY OTHER AMENDMENT TO THE ORIGINAL FRANCHISE AGREEMENT. HILTON HOTELS DOES NOT AND CANNOT WARRANT CONFORMANCE WITH INTERPRETATION OF THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE ADA ACCESSIBILITY GUIDELINES. OWNERSHIP IS RESPONSIBLE FOR COMPLIANCE WITH APPLICABLE PROVISIONS OF THE ADA. APPROPRIATE COUNSEL TO ENSURE COMPLIANCE IS URGED.

================================================================================
                                    EXTERIOR
================================================================================

=========================================================================================
START                                                            FINISH
DATE                        SCOPE OF WORK                         DATE           STATUS
=========================================================================================
               BUILDING, ENTRANCE, PORTE COCHERE AND SIGNAGE
=========================================================================================
7/31/02     The Porte Cochere requires renovation in             180 days
            conjunction with the exterior improvements to
            heighten curb appeal and create a "First Class"
            sense of arrival. Provide new roofline, strong
            architectural detail at the fascia, built out
            columns with capitals and bases, decorative
            lighting, new ceiling treatment and upgraded
            stamped paving. The entrance walk areas where
            matting exists are to receive upgraded
            treatments. Architect renderings are to be
            submitted to Hilton for approval.
-----------------------------------------------------------------------------------------
7/31/02     Resurfacing of exterior wall finishes with           180 days
            synthetic stucco, stone or brick. Reseal or
            replace all exterior windows and repaint frames.
            Install upgraded exterior lighting package and
            exterior entrances. Architect renderings are to
            be submitted to Hilton for approval.
-----------------------------------------------------------------------------------------
7/31/02     Replace all sidewalks that are cracked, graveled     180 days
            or sunken.
-----------------------------------------------------------------------------------------
7/31/02     Replace existing Hilton signage with new logo        180 days
            and cartouche to meet all current Hilton
            standards and requirements.
-----------------------------------------------------------------------------------------
7/31/02     Install Hilton Brand Standard flagpoles (3) and      180 days
            flags in front of building.
-----------------------------------------------------------------------------------------
7/31/02     Vans to be repainted and conform to the current      180 days
            graphic identity standards.
-----------------------------------------------------------------------------------------
7/31/02     Remove existing enclosure of trash/dumpster          180 days
            area. Remove and replace concrete pad and
            adequately seal at wall joint to prevent further
            sub structure leakage. Resurface exterior walls
            and provide additional lighting.
-----------------------------------------------------------------------------------------
7/31/02     Replace awning at exterior restaurant entrance.      180 days
-----------------------------------------------------------------------------------------
7/31/02     Properly enclose chilling tower to include           180 days
            wooden louvered vent panels.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

=====================================================================================================
                               PARKING LOT, LANDSCAPING, LIGHTING, ETC.
=====================================================================================================
7/31/02   Patch, resurface and stripe entire parking lot. Remove or replace all    180 days
          concrete car curbs.
-----------------------------------------------------------------------------------------------------
7/31/02   Retain a professional landscape artist that will design and install      180 days
          an upgraded landscaping package to create a  "First Class"  sense of arrival. Ensure tree, shrubbery and plantings are designed for a four-season approach with seasonal foliage at all times of year.
          Submit design plan to Hilton for approval.
-----------------------------------------------------------------------------------------------------
7/31/02   Install upgraded parking lot lighting package that meets Hilton          180 days
          lighting design specifications.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

================================================================================
                                  PUBLIC AREAS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                LOBBY/ENTRANCE
-----------------------------------------------------------------------------------------------------
7/31/02   Remodel entire lobby to include: carpet, carpet pad, VWC, soft           180 days
          seating, case good pieces and artwork.
-----------------------------------------------------------------------------------------------------
7/31/02   Refinish front desk millwork.                                            180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace floor to ceiling windows in lobby with a dry wall surface.       180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Install upgraded directional signage package that meets Hilton and       180 days
          ADA specifications.
-----------------------------------------------------------------------------------------------------
7/31/02   Place business center in public area to increase guest                   180 days
          impact/utilization.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

=====================================================================================================
                                           PUBLIC RESTROOMS
=====================================================================================================
7/31/02   Replace vanities with corian or equal, marble or granite with under-     180 days
          mount china bowl.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace all chrome, mirrors and provide an upgraded lighting package.    180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Upgrade/refinish restroom entrance doors.                                180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Upgrade ceiling tile with a 2x2" tegular tile with 9/16 grid.            180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace VWC.                                                             180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace ceramic floor tile with 8x8"                                     180 days
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                     CORRIDORS/ELEVATOR/STAIRWELLS
=====================================================================================================
7/31/02   The corridors will require a complete renovation to include carpet       180 days
          and pad (ensure new carpet has 'rug'  inset style design), wall vinyl and color coordinated corner guards, ceiling finish, lighting upgrade, window treatments, artwork and ADA compliant signage.
-----------------------------------------------------------------------------------------------------
7/31/02   Upgrade the appearance of the elevator foyers with appropriately         180 days
          scaled accent furnishings, decorative lighting, artwork and accessories.
-----------------------------------------------------------------------------------------------------
7/31/02   Paint and install VCT flooring in all stairways.                         180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Resurface all finishes in elevators including floor, wall and ceiling.   180 days
          Ensure panel controls meet all ADA requirements.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                     COMPLIMENTARY SERVICES AREA
=====================================================================================================

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                              RESTAURANT
=====================================================================================================
7/31/02   Repair wood floor, replace bar stools, apply new fabric/vinyl to all     180 days
          booth type seating.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace carpeting in both restaurant and lounge areas. Replace stained   180 days
          and damaged ceiling tile in both areas.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace or repair all restaurant tables and seating to "like new         180 days
          condition."
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                               KITCHENS
=====================================================================================================

-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                                  PUBLIC AREAS

=====================================================================================================
 START                                                                              FINISH
 DATE                                  SCOPE OF WORK                                 DATE      STATUS
=====================================================================================================
                                                LOUNGE
=====================================================================================================
          See restaurant area...
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

================================================================================
                               MEETING FACILITIES
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                               BALLROOM
=====================================================================================================
7/31/02   Repair and paint all millwork.                                           180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace carpet and carpet pad.                                           180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace VWC.                                                             180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace all banquet stack chairs.                                        180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace both ballrooms' entrance signage and upgrade the overall         180 days
          meeting room sign package.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace or repair air walls to like new condition.                       180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace or refinish all podiums.                                          180 days
-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                           PRE-FUNCTION AREA
=====================================================================================================
7/31/02   In conjunction with the adjacent Atrium renovation the pre-function      180 days
-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

-----------------------------------------------------------------------------------------------------
          area will require a complete renovation to include floor and wall surfaces, base and wall moldings, ceiling and lighting upgrade, art and accessories package.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                  MEETING ROOM
=====================================================================================================
7/31/02   Repair and paint all millwork                                            180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Install window treatments allowing blackout conditions for               180 days
          audio/visual purposes.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace all VWC.                                                         180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace all carpet and carpet pad.                                       180 days
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                           RESTROOMS-PRE-FUNCTION AREA
=====================================================================================================
7/31/02   Complete restroom remodel in Women's restroom                            180 days
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

================================================================================
                                BACK OF HOUSE/STORAGE AREAS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                 SCOPE OF WORK                                  DATE      STATUS
=====================================================================================================
                                  HOUSEKEEPING/MAINTENANCE
=====================================================================================================

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                      STORAGE AREAS
=====================================================================================================

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                             RECREATIONAL FACILITIES

=====================================================================================================
 START                                                                              FINISH
 DATE                                 SCOPE OF WORK                                  DATE      STATUS
=====================================================================================================
                                  POOL AND ADJACENT AREAS
=====================================================================================================
7/31/02   Replace flooring in pool area. Resurface pool and spa.                   180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Repaint depth markers on coping around pool.                             180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace pool expansion joint seal.                                       180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Reseal exterior windows. Repair water damage on wall above window.       180 days
          Repaint rusted sprinkler pipes.
-----------------------------------------------------------------------------------------------------
7/31/02   Refinish or replace any entrance doors.                                  180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace carpet, pad and base at pool as well as fitness center           180 days
          entrance.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace pool and deck furniture.                                         180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace fitness area exercise equipment to Hilton specifications.        180 days
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                  POOL-PUBLIC RESTROOMS
=====================================================================================================
7/31/02   Repair and refinish saumas in both the women and men's restrooms.        180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Install new toiletry dispensers in both women's and men's restrooms.     180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Install upgraded lighting package.                                       180 days
-----------------------------------------------------------------------------------------------------

================================================================================
                                   GUESTROOMS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                 SCOPE OF WORK                                  DATE      STATUS
=====================================================================================================
                                         BEDROOM
=====================================================================================================
7/31/02   The guest rooms will require a complete replacement of the FF&E to       180 days
          include but not limited to: carpet, pad and base, wall vinyl, ceiling paint, case-goods to include desks (ensure desks are replaced with over-scaled work desks that meet all Hilton
          requirements), desk chairs (ensure desk chairs are replaced with ergonomic chairs), coverlets and dust ruffles, drapery
          treatments and sheers, lighting package, art, mirrors, lever type door hardware and Serta Perfect Sleeper  "Suite Dreams by Hilton".
-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

-----------------------------------------------------------------------------------------------------
7/31/02   All HVAC units must have wall mounted remote thermostats. Replace        180 days
          all dented, damaged, poorly operating and noisy PTAC units.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace or repair all closet doors.                                      180 days
-----------------------------------------------------------------------------------------------------
7/31/02   The suites will require a complete replacement of the FF&E to            180 days
          include, but not limited to: carpet, pad and base, wall vinyl, ceiling paint, case-goods to include desks (ensure desks are replaced with over-scaled work desks that meet Hilton
          requirements), desk chairs (ensure desk chairs are replaced with ergonomic chairs), coverlets and dust ruffles, drapery treatments and sheers, lighting package, art, mirrors, and Serta Perfect
          Sleeper "Suite Dreams by Hilton".
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                                   GUEST ROOMS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                 SCOPE OF WORK                                  DATE      STATUS
=====================================================================================================
                                        BATHROOM
=====================================================================================================
7/31/02   Replace remaining 65 rooms of bathrooms floor tiles with either          180 days
          ceramic, marble or granite tiles with dimensions of 8X8 or greater.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace remaining 65 rooms of fiberglass inserts in tub surrounds        180 days
          with either a ceramic tile, marble or granite with same dimensions as above. Caulk existing tub surrounds.
-----------------------------------------------------------------------------------------------------
7/31/02   Move remaining 65 rooms of towel racks to the back of the shower         180 days
          in all guest baths and vinyl walls.
-----------------------------------------------------------------------------------------------------
7/31/02   Repaint remaining 65 rooms of bathroom ceilings.                         180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Replace vanity hardware and relocate toilet tissue holders.              180 days
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

================================================================================
                                            OTHER
================================================================================

=====================================================================================================
 DATE                                       AREA                                               STATUS
=====================================================================================================
                                         LIFE SAFETY
=====================================================================================================
7/31/02   Ensure all systems are in complete compliance with Hilton and            180 days
          Governmental requirements for Life Safety.
-----------------------------------------------------------------------------------------------------
7/31/02   Ensure all Hilton requirements are met to ensure guest security.         180 days
-----------------------------------------------------------------------------------------------------
7/31/02   Ensure all applicable Federal, State, and Local codes have been          180 days
          met to ensure compliance with ADA requirements.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                 STRUCTURAL/MECHANICAL/OFFICES
=====================================================================================================
7/31/02   Repair or replace concrete foundation located in cooling tower and       180 days
          gas main area. Repair or replace loading-dock doors and walls.
-----------------------------------------------------------------------------------------------------
7/31/02   Repair and seal basement walls caused by water leakage from              180 days
          concrete foundation collapse and sinking.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace public area air exchange or heating and cooling towers for       180 days
          proper ventilation.
-----------------------------------------------------------------------------------------------------
7/31/02   Replace carpet in back offices to include behind front desk and          180 days
          executive offices.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

                                  HILTON HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2001

                            PROPERTY IMPROVEMENT PLAN

                              DOUBLETREE CLUB HOTEL
                                PHILADELPHIA, PA

                                   PRELIMINARY
                           PRODUCT IMPROVEMENT REPORT

================================================================================
                    DOUBLETREE CLUB HOTEL - PHILADELPHIA, PA
================================================================================

                           CONDUCTED ON: April 6, 2002

THE IMPROVEMENTS IDENTIFIED IN THIS REPORT ARE BASED ON CONDITIONS EXISTING ON THE ABOVE DATE. PROPERTY TRANSACTIONS OCCURRING AFTER 180 DAYS WILL REQUIRE AN UPDATED REPORT. ANY WAIVERS AND/OR VARIANCES ISSUED ARE CANCELLED AND NO LONGER EFFECTIVE AT TIME OF SALE, CLOSING, OR ANY OTHER AMENDMENT TO THE ORIGINAL FRANCHISE AGREEMENT. HILTON HOTELS DOES NOT AND CANNOT WARRANT CONFORMANCE WITH INTERPRETATION OF THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE ADA ACCESSIBILTY GUIDELINES. OWNERSHIP IS RESPONSIBLE FOR COMPLIANCE WITH APPLICABLE PROVISIONS OF THE ADA. APPROPRIATE COUNSEL TO ENSURE COMPLIANCE IS URGED.

================================================================================
                                    EXTERIOR
================================================================================

This is a six-story interior corridor hotel. It was converted to a Doubletree Club hotel approximately six years ago. The actual building is twenty-eight years old. The curb appeal is average at best. The repair of the damaged canopy ceiling and the addition of decorative pavers under the canopy will help create a sense of arrival for guests. The numerous areas of ceiling damaged throughout the interior of the property indicate the need for a new roof. There is a missing section of mansard that will also need to be replaced.

=====================================================================================================
 START                                                                              FINISH
 DATE                                    SCOPE OF WORK                               DATE      STATUS
=====================================================================================================
                             BUILDING, ENTRANCE, PORTE COCHERE AND SIGNAGE
=====================================================================================================
Closing   Replace roof of building. Ensure all open seams of flashing are          6 months
          covered.
-----------------------------------------------------------------------------------------------------
Closing   Replace missing section of mansard                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair damage to building at Dumpster entrance                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair/replace all inoperative exhaust fans                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Add decorative pavers under canopy                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace mismatched windows (some are clear and some are bronze)          6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair all broken window seals                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Add entrance or primary sign at secondary entrance (Grant Ave.)          6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair peeling/damaged ceiling areas of canopy ceiling                   6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair to a like new appearance all holes left in building from          6 months
          previous signs
-----------------------------------------------------------------------------------------------------
Closing   Replace heating core and compressor of roof mounted unit                 6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                               PARKING LOT, LANDSCAPING, LIGHTING, ETC.
=====================================================================================================
Closing   Add additional building mounted down lights to front of building         6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair damaged asphalt at rear of building.                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair landscape damage to islands and ends of parking lot by snow       6 months
          plows
-----------------------------------------------------------------------------------------------------
Closing   Add drainage to sunken area at end of building                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Trim overhanging trees at rear of building                               6 months
-----------------------------------------------------------------------------------------------------
Closing   Add 20 ft. concrete pad at Dumpster
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

================================================================================
                                  PUBLIC AREAS
================================================================================

The public areas of the hotel are in overall poor condition and most items will need to be replaced. The soft seating in the lobby and registration areas is worn and will need to be replaced. The carpet is also in poor condition and will require replacement. As in most areas of the hotel, there were numerous ceiling tiles that will need to be replaced after roof repairs. Corridor carpet is also worn.

=====================================================================================================
 START                                                                              FINISH
 DATE                                    SCOPE OF WORK                               DATE      STATUS
=====================================================================================================
                                            LOBBY/ENTRANCE
-----------------------------------------------------------------------------------------------------
Closing   Electrostatically repaint faded finish on electric entry doors           6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace all soft seating                                                 6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace all discolored or water damaged ceiling tiles                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair any ceilings that have been water damaged                         6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                           REGISTRATION AREA
=====================================================================================================
Closing   Add ADA tray to registration desk. Repair small chip in counter top      6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace soft seating (worn and misshapen)                                6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace wall vinyl (holed where previous sign was mounted)               6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace vinyl cove base with carpet cove base (at wall behind
          registration desk)                                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Add cookie warmer                                                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace carpet (at area from registration desk to elevators)             6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair chips on pay telephone enclosures                                 6 months

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                           PUBLIC RESTROOMS
=====================================================================================================
Closing                                                                            6 months
-----------------------------------------------------------------------------------------------------
Closing   Add recessed feminine hygiene machine to ladies room                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace dated wall tile with vinyl wall covering.                        6 months
          Repair any damaged vinyl in stall areas
-----------------------------------------------------------------------------------------------------
Closing   Replace vanities and basins (china undermounts required)                 6 months
-----------------------------------------------------------------------------------------------------
Closing   Recess towel dispenses and other equipment                               6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace discolored ceiling tiles                                         6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace scratched vanity mirrors                                         6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                     CORRIDORS/ELEVATOR/STAIRWELLS
=====================================================================================================
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Add additional lighting in elevator landings. Increase light levels      6 months
          in corridors and stairwells. Increase light levels in vending areas
-----------------------------------------------------------------------------------------------------
Closing   Return handrails to wall in stairwells                                   6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace sign package (all signs throughout the hotel should be           6 months
          coordinated). Additional directional signage required in corridors
-----------------------------------------------------------------------------------------------------
Closing   Regrout floor tile in vending areas                                      6 months
-----------------------------------------------------------------------------------------------------
Closing   Refinish elevator cabs and landings                                      6 months
-----------------------------------------------------------------------------------------------------
Closing   Paint and seal discolored stairwell landings                             6 months
-----------------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-----------------------------------------------------------------------------------------------------
Closing   Paint all back of house doors                                            6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace or refinish all worn door handles                                6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                         ADMINISTRATIVE AREAS
=====================================================================================================
Closing   Add window treatment to sales office                                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace all discolored ceiling tiles                                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace vinyl wall covering in back offices                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace ceiling tiles in admin areas                                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace carpet in back offices                                            6 months
=====================================================================================================
                                               CLUB ROOM
=====================================================================================================
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Add additional phones and lines to Club Room                             6 months
-----------------------------------------------------------------------------------------------------
Closing   Add supplies to personal harbors                                         6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace chairs in Steel Case units. Repair controls (fan, lights)        6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair damaged ceilings                                                  6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace damaged ceiling tiles                                            6 months
-----------------------------------------------------------------------------------------------------
Closing   Refinish foot rails at bar in Club Lounge                                6 months
-----------------------------------------------------------------------------------------------------
Closing   Professionally mount light fixture under counter at                      6 months
          employee side of bar
-----------------------------------------------------------------------------------------------------
Closing   Clean or replace chairs/fabric in conference room                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair chipped bar (employee side)                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace wall vinyl in business center and Club Room.                     6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                               GIFT SHOP
=====================================================================================================
Closing   The gift shop has been eliminated and is now currently being             6 months
          used as a vending area. There are numerous vending machines lining the walls. Although a vending area is required on each floor, this space could potentially be used as an arcade area or other amenity for guests. Approval must be obtained and specifications must be submitted for approval. An arcade would require a door
          (with view panel) to reduce the noise level as this area is adjacent to the registration area. As a vending area, vinyl wall
          covering must be added and ceramic floor tile installed.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

================================================================================
                                  PUBLIC AREAS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                         AU BON PAIN
=====================================================================================================
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace discolored ceiling tiles (guest and employee side)               6 months
-----------------------------------------------------------------------------------------------------
Closing   Remove banquet tables used for serving. Suggest installing counters      6 months
          for buffet service.
-----------------------------------------------------------------------------------------------------
Closing   Replace worn laminate counter top at beverage                            6 months
          service station. Solid surface required.
-----------------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-----------------------------------------------------------------------------------------------------
Closing   Refinish or replace worn tables and chairs (wooden                       6 months
          arms and table edges are scarred). Metal frame
          chairs are in good condition.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================
                                             GUEST LAUNDRY
=====================================================================================================
Closing   Replace door. Must have view panel and electronic                        6 months
          card reader to ensure access by guests only
-----------------------------------------------------------------------------------------------------
Closing   Add folding table or counter                                             6 months
-----------------------------------------------------------------------------------------------------
Closing   Increase light levels                                                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Conceal exposed pipes and valves in ceiling. Add                         6 months
          lowered ceiling
-----------------------------------------------------------------------------------------------------
Closing   Replace discolored floor with tile                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Paint walls or add vinyl wall covering                                   6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

================================================================================
                               MEETING FACILITIES
================================================================================

There are four separate meeting spaces at this property. Overall, these areas are in acceptable condition. As in all other areas of the hotel, there are some discolored ceiling tiles that will need to be replaced. The Philadelphia and Roosevelt rooms were guestrooms at one time. The carpet must be replaced as well as window treatment. The wall vinyl may be repaired to a like new condition and appearance.

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                         MEETING ROOM(S)
=====================================================================================================
Closing   Add incandescent lighting and rheostats to Philadelphia and Roosevelt    6 months
          rooms.
-----------------------------------------------------------------------------------------------------
Closing   Laminate at wet bars in all meeting rooms is chipped and damaged.        6 months
          Replace with solid surface countertops
-----------------------------------------------------------------------------------------------------
Closing   Upgrade restrooms (former guestrooms). Replace small floor tile,         6 months
          replace de-silvered mirrors
-----------------------------------------------------------------------------------------------------
Closing   Replace HVAC units                                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair any damaged wall vinyl                                            6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair ceiling damage (Roosevelt, Pennsylvania)                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace seating                                                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Add under counter lighting at wet bar areas where missing                6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace window treatment (Philadelphia)                                  6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Refinish or replace worn podiums                                         6 months
-----------------------------------------------------------------------------------------------------

=====================================================================================================

=====================================================================================================
                                        BALL ROOM (BRANDYWINE)
=====================================================================================================
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace all discolored ceiling tiles                                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair any damaged wall vinyl                                            6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace drapes and sheers                                                6 months
-----------------------------------------------------------------------------------------------------
Closing   Repaint or clean discolored glass panels above windows                   6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace tarnished door hardware at entry                                 6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair, replace, or remove portable dance floor                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair / refinish chipped window ledges                                  6 months
-----------------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

================================================================================
                           BACK OF HOUSE/STORAGE AREAS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                       HOUSEKEEPING/MAINTENANCE
=====================================================================================================
Closing   Add central air to laundry area                                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Enclose dryers from general work area. Add smoke detector and heat       6 months
          detector to dryer enclosure after completion
-----------------------------------------------------------------------------------------------------
Closing   Repair damaged walls in housekeeping and laundry areas.                  6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace worn laundry carts and maids carts                               6 months
-----------------------------------------------------------------------------------------------------
Closing   Add full size refrigerator to break rooms. Upgrade employee              6 months
          breakrooms. This includes painting, ventilation, carpet, and bathrooms.
------------------------------------------------------------------------------------------------------
Closing   Replace vinyl wall covering and carpet in break rooms                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Add additional venting to smoking break room                             6 months
-----------------------------------------------------------------------------------------------------
Closing   Clean and paint all back of house area walls                             6 months
-----------------------------------------------------------------------------------------------------
Closing   Clean and paint (or replace) rusted employee lockers                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair ceiling damage. Replace discolored or damaged ceiling tiles in    6 months
          all back of house areas
-----------------------------------------------------------------------------------------------------
Closing   Repair or replace chipped folding table in laundry                       6 months
=====================================================================================================
                                     STORAGE AREAS/MECHANICALROOMS
=====================================================================================================
Closing   Replace rusted pipes and fittings on boilers                             6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace worn rollaway beds                                               6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair ceiling damage                                                    6 months
-----------------------------------------------------------------------------------------------------

================================================================================
                             RECREATIONAL FACILITIES
================================================================================

The swimming pool area is in very poor condition. It is covered by a dome type structure that will need to be replaced, repaired, or removed. It is cracking and the leaks from the cracks and condensation create a need for constant operational attention. This area will require a complete renovation/refurbishment.

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                        POOL AND ADJACENT AREAS
=====================================================================================================
Closing   Repair leaks in dome                                                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Add dehumidification unit                                                6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace pool furniture and patio/deck furniture                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Resurface pool bottom                                                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace pool deck (new deck must have proper drainage capabilities)      6 months
-----------------------------------------------------------------------------------------------------
Closing   Add heating, air conditioning, and ventilation                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair damaged walls and door in entry way                               6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace peeling tint on windows                                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace, repair to a like new condition, or remove wooden deck at        6 months
          exterior of pool.
-----------------------------------------------------------------------------------------------------

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-----------------------------------------------------------------------------------------------------
Closing   Replace cracked windows                                                  6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace all tarnished door and window hardware                           6 months
=====================================================================================================
                                             EXERCISE ROOM
=====================================================================================================
Closing   Replace drapes                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Add carpet cove base where missing                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace ceiling tiles                                                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Add door with view panel and card reader to separate from pool area      6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace rusted HVAC unit                                                 6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace vinyl wall covering                                              6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

================================================================================
                                   GUEST ROOMS
================================================================================

The guestrooms are dated and in severe need of a complete facelift. Carpet, bedspreads, mattresses and box springs, window treatment, wall vinyl all need to be replaced. On the positive side, the guestrooms are large and there is tremendous potential with a new room package in place. The undersized desk will need to be replaced with the larger executive workspace and an ergonomic desk chair must also be added. The required new lamp package must also contain a task lamp for the desk surface.

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                                BEDROOM
=====================================================================================================
Closing   Replace carpet                                                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace wall vinyl                                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace HVAC units                                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace mattresses and box springs                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Professionally refinish casegoods to a like new appearance               6 months
          (credenzas, nightstands, headboards, etc.). Refinished product must coordinate/match with the required addition of large desks and ergonomic desk chairs.
-----------------------------------------------------------------------------------------------------
Closing   Replace lamp package. Most shades are yellowed and many are misshapen.   6 months
          Task lamp is required at desk. Bases of floor lamps are dented. One wall-mounted lamp is currently positioned behind the television set and does not provide illumination to any guest impact area. Table lamps at nightstands will be acceptable.
-----------------------------------------------------------------------------------------------------
Closing   Replace bedspreads                                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace drapery sheers and drapes                                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace soft seating. Wingback chairs will also need to be replaced.     6 months
          Standards require a chair/ottoman combo or a recliner.
-----------------------------------------------------------------------------------------------------
Closing   Replace guest service directories                                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Remove extension cords from guestrooms                                   6 months
-----------------------------------------------------------------------------------------------------
Closing   Refurbish/renovate suites (one each on fifth and sixth floors). The      6 months
          small tile at the wet bar area will need to be replaced. Microwaves must be enclosed in cabinets and the painted and laminate surfaces at the wet bars should be replaced with a solid surface. Repair damaged wall and ceiling in sixth floor suite (from roof leaks)

                               HILTON HOTELS CORP.
                                DOUBLETREE HOTELS
                           PRODUCT IMPROVEMENT REPORT
                                      2002

-----------------------------------------------------------------------------------------------------
Closing   Add wall mounted door stops                                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace sofa sleepers. Mechanisms are binding and fabric is worn         6 months
-----------------------------------------------------------------------------------------------------
Closing   Refinish/paint chipped entry doors                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace any missing door guards at entry doors                           6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace telephones that do not meet current standards (CareLine          6 months
          button/info missing, bedside phones do not have 2 line capabilities, etc.)
-----------------------------------------------------------------------------------------------------

================================================================================
                                   GUEST ROOMS
================================================================================

=====================================================================================================
 START                                                                              FINISH
 DATE                                   SCOPE OF WORK                                DATE      STATUS
=====================================================================================================
                                               BATHROOM
=====================================================================================================
Closing   Replace 2"floor tile (6" min. required)                                  6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace any missing sound deadening pads/tabs                            6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace basins with china undermounts. Vanities must be restored to a    6 months
          like new condition or replaced.
-----------------------------------------------------------------------------------------------------
Closing   Replace all chrome (single lever chrome required)                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Resurface tub bottoms. All tub bottoms currently are discolored and      6 months
          the non slip provision is gone
-----------------------------------------------------------------------------------------------------
Closing   Add pulsating shower heads to all showers                                6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace door knobs with lever type hardware                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Add second soap dish in showers                                          6 months
-----------------------------------------------------------------------------------------------------
Closing   Refinish/paint chipped entry doors                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace wall vinyl                                                       6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace hollow core doors (or remove full length mirrors from doors)     6 months
-----------------------------------------------------------------------------------------------------
Closing   Add support bracket to towel shelves                                     6 months
-----------------------------------------------------------------------------------------------------
Closing   Wrap exposed vanity popes with insulation in accessible rooms            6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace any metal soap dishes in showers with non metal soap dish        6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

================================================================================
                                       OTHER
================================================================================

=====================================================================================================
 DATE                                                                                          STATUS
=====================================================================================================
                                      KITCHEN
=====================================================================================================
Closing   Replace rusted bins on ice machines. Repair door.                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace ceiling tiles                                                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Repair ceiling damage                                                    6 months
-----------------------------------------------------------------------------------------------------
Closing   Clean and refinish scarred floors                                        6 months
-----------------------------------------------------------------------------------------------------
Closing   Clean walls                                                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace door hardware leading into dry goods storage area                6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace, remove, or repair any inoperative equipment. ex: cold line      6 months
          prep unit now used for storage
-----------------------------------------------------------------------------------------------------
Closing   Replace worn cutting boards                                              6 months
-----------------------------------------------------------------------------------------------------
Closing   Replace microwave (interior discolored)                                  6 months
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN

                                   HOLIDAY INN
                                  SHEFFIELD, AL

                                      BASS

                                HOTELS & RESORTS

                       LICENSE RENEWAL OF THE HOLIDAY INN
                         SHEFFIELD, AL. - LOCATION #4419

                            PROPERTY IMPROVEMENT PLAN

                                January 25, 1999

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

TABLE OF CONTENTS:

PROPERTY INFORMATION .............................     1

LIFE SAFETY ......................................     3

EXTERIOR .........................................     5

LOBBY/ENTRANCE/FRONT DESK ........................     9

PUBLIC RESTROOMS .................................    12

FOOD SERVICE FACILITIES ..........................    14

LOUNGE FACILITIES ................................    15

MEETING / BANQUET ROOMS ..........................    17

ATRIUMS/POOL ENCLOSURES ..........................    18

KITCHEN ..........................................    20

INTERIOR CORRIDORS ...............................    21

GUEST ROOMS ......................................    23

GUEST ROOM BATHS .................................    26

BACK OF HOUSE ....................................    27

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

PROPERTY INFORMATION

     Address:    Holiday Inn - Sheffield. AL
                 Florence-Muscle Shoals Area
                 4900 Hatch Blvd.
                 Sheffield, AL 35660
                 256-381-7313

GENERAL DESCRIPTION:

This 3-story, interior corridor hotel (with ground level rooms also having exterior doors as well as interior doors) was originally constructed in 1982. The hotel will require varying degrees of renovation to all areas of the hotel; guest room areas, commercial areas and the exterior.

More specifically, the guest rooms will require the installation of the Standardized Room Decor Package, while 2/3's of the guest bathrooms will vanity/sink/hardware replacement.

The commercial areas will require a complete renovation of the restaurant and lounge.

The exterior will require roofline enhancements, new stucco finishes and replacement of the guestroom storefronts with a new insulated synthetic stucco wall system and new windows.

Submit all plans, specifications and color boards to Bass Hotels & Resorts for review and approval, prior to purchasing or renovation. Any items not submitted for approval may be required to be replaced or modified. Professional Architectural and design assistance is required. Franchisee to ensure all areas of the hotel are in complete compliance with local codes and Americans with Disabilities Act (ADA). An ADA certification letter is required to be submitted during the design review and prior to final sign off of the PIP. Owner is required to repair or replace all items and finishes in the hotel that may be damaged during the course of the renovation. Ensure all areas of the hotel are in new condition upon completion of the PIP.

During the Property Improvement process, signage from the Holiday Inn "Renovation Kit" must be put on display, in a professional manner, throughout appropriate areas of the hotel. You will receive this kit within 90 days from license execution.

All areas of the hotel must meet current Holiday Inn standards, including all supplements and addendum's.

Year Built: 1982                       Year(s) Renovated: 1991

Parking Spaces: 250                   Swimming Pool    20 x 15
                                   Dimensions/maximum
                                         depth:

Number of Stories: 3

COMMERCIAL AREA CAPACITIES

Food Service Facility: Great Southern Mining Company       seats: 45

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

Lounge:                  Fizz                                   seats: 75

Meeting/Banquet Room:    Cedar, Cypress, Willow, Magnolia       seats: 450

Fitness Room:      yes    X   no _____

Guest Rooms:             No. of Rooms/Opening Date

       Original Rooms:   201
       1st. Addition:
       2nd. Addition:
       Total Rooms:      201

HVAC Systems:           (2/4 pipe: thru-wall or split system)
       Commercial Area   2/4 pipe
   Guest room Building   thru-wall

Fire Safety Systems:
        Hardwire Smoke       Commercial Area  yes  X    no ___
                         Guest room Building  yes  X    no ___
                         Holidomes Structure  yes ___   no ___

      Sprinkler System       Commercial Area  yes ___   no  X
                         Guest room Building  yes ___   no  X
                         Holidomes Structure  yes ___   no ___

This Property Improvement Plan was developed from an on-site review of the subject hotel on 1/14/99 by Jim Brink of Bass Hotels and Resorts accompanied by General Manager Linda Whitaker, and Chief Engineer Keith Yerbey.

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

LIFE SAFETY

    AREAS REQUIRING ACTION                                          CURE/REMEDY
---------------------------------   ------------------------------------------------------------------------------------------------
FIRE SAFETY SYSTEM                  Prior to issuance of the license, written documentation must be submitted certifying that the
                                    Fire Safety System meets or exceeds Holiday Inn's Standards and that the system if fully operational as of that date.
---------------------------------   ------------------------------------------------------------------------------------------------

---------------------------------   ------------------------------------------------------------------------------------------------
COMMERCIAL & PUBLIC AREAS
---------------------------------   ------------------------------------------------------------------------------------------------
Emergency Lighting:                 Ensure emergency lighting is in proper working condition.
---------------------------------   ------------------------------------------------------------------------------------------------
Exit Signs:                         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Panic Hardware:                     Ensure panic hardware at all exit doors is in proper working condition.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation:                    Ensure area meets fire separation requirements per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Visual Heat/Smoke Detectors:        Ensure adequate heat and smoke detectors are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Manual Pull Stations:               Ensure manual pull stations are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
---------------------------------   ------------------------------------------------------------------------------------------------
PUBLIC RESTROOMS
---------------------------------   ------------------------------------------------------------------------------------------------
Emergency Lighting:                 Ensure emergency lighting is provided. Lights must remain on continuously in all public restrooms.
---------------------------------   ------------------------------------------------------------------------------------------------
Visual Heat/Smoke Detectors:        Ensure adequate heat and smoke detectors are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------

---------------------------------   ------------------------------------------------------------------------------------------------
HOLIDOMES/ATRIUMS/POOL ENCLOSURES
---------------------------------   ------------------------------------------------------------------------------------------------
Emergency Lighting:                 Ensure emergency lighting is provided at indoor pool area.
---------------------------------   ------------------------------------------------------------------------------------------------
Exit Signs:                         Ensure adequate exit signage is provided at indoor pool area per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Panic Hardware:                     Provide panic hardware at all exit doors in the indoor pool area
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation:                    Ensure indoor pool area meets fire separation requirements per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Visual Heat/Smoke Detectors:        Ensure adequate heat and smoke detectors are present at the indoor pool area per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Manual Pull Stations:               Ensure manual pull stations are present at the indoor pool area per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
---------------------------------   ------------------------------------------------------------------------------------------------
KITCHEN
---------------------------------   ------------------------------------------------------------------------------------------------
Emergency Lighting:                 Ensure emergency lighting is provided.
---------------------------------   ------------------------------------------------------------------------------------------------
Exit Signs:                         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Panic Hardware:                     Provide panic hardware at all exit doors.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Extinguisher:                  Provide required fire extinguishers per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation:                    Ensure area meets fire separation requirements per codes and standards
---------------------------------   ------------------------------------------------------------------------------------------------
Heat/Smoke Detectors:               Ensure adequate heat and smoke detectors are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Manual Pull Stations:               Ensure manual pull stations are present per code and standards. Ensure a pull station is located at the rear exit door wall.
---------------------------------   ------------------------------------------------------------------------------------------------
Sprinklers:
---------------------------------   ------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

---------------------------------   ------------------------------------------------------------------------------------------------
Req. Number of Exits:               Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
---------------------------------   ------------------------------------------------------------------------------------------------
INTERIOR CORRIDORS
---------------------------------   ------------------------------------------------------------------------------------------------
Emergency Lighting:                 Ensure emergency lighting is provided, including in all stairwells and in all elevator cabs.
---------------------------------   ------------------------------------------------------------------------------------------------
Exit Signs:                         Ensure adequate exit signage is provided per standard and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Panic Hardware:                     Provide panic hardware at all exit doors.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Extinguisher:                  Ensure fire extinguisher boxes are recessed into corridor walls.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation:                    Ensure fire separation is maintained per standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Visual Heat/Smoke Detectors:        Ensure adequate heat and smoke detectors are present per code and standards, including in all stairwells.
---------------------------------   ------------------------------------------------------------------------------------------------
Manual Pull Stations:               Ensure manual pull stations are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Sprinklers:
---------------------------------   ------------------------------------------------------------------------------------------------
Req. Number of Exits:               Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Dead End (+25 Feet)
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation (1 hour min)        Ensure area meets fire separation requirements per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Sounding Devises:                   Ensure sounding devises are present per code and standards, including in all stairwells.
---------------------------------   ------------------------------------------------------------------------------------------------
---------------------------------   ------------------------------------------------------------------------------------------------
GUEST ROOMS
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation:                    Ensure area meets fire separation requirements per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Heat/Smoke Detectors:               Ensure hard wire smoke detectors are present per standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Visual Heat/Smoke Detectors in      Ensure that visual heat and smoke detectors are present in the wheelchair accessible and rooms
ADA rooms                           for the deaf and hard of hearing per ADAAG standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Sprinklers:
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation (1 hour min)        Ensure guest rooms meet fire separation requirements per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
---------------------------------   ------------------------------------------------------------------------------------------------
BACK OF HOUSE
---------------------------------   ------------------------------------------------------------------------------------------------
Emergency Lighting:                 Ensure emergency lighting is provided.
---------------------------------   ------------------------------------------------------------------------------------------------
Exit Signs:                         Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Panic Hardware:                     Provide panic hardware at all exit doors.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Extinguisher:                  Provide required fire extinguishers per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation:                    Ensure area meets fire separation requirements per codes and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Heat/Smoke Detectors:               Ensure adequate heat and smoke detectors are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Manual Pull Stations:               Ensure manual pull stations are present per code and standards.
---------------------------------   ------------------------------------------------------------------------------------------------
Sprinklers:
---------------------------------   ------------------------------------------------------------------------------------------------
Req. Number of Exits:               Ensure adequate exit signage is provided per standards and codes. Ensure bright illumination.
---------------------------------   ------------------------------------------------------------------------------------------------
Dead End (+25 Feet)                 Ensure area meets fire separation requirements per codes and standards
---------------------------------   ------------------------------------------------------------------------------------------------
Fire Separation (1 hour min)
---------------------------------   ------------------------------------------------------------------------------------------------
18 Gauge Steel Cabinet              Provide an 18 gauge steel cabinet for storage of flammable materials.
---------------------------------   ------------------------------------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

EXTERIOR

GENERAL DESCRIPTION:

The exterior will require moderate renovations to the Porte Cochere, roofline and facade to update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

-------------------------       -----------      -----------------------------------------------------------------------
                                 BASIS FOR
                                 REQUIRED
 AREAS REQUIRE ACTION             ACTION                                     CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
COMMERCIAL BUILDING
-------------------------       -----------      -----------------------------------------------------------------------
Porte Cochere                   Competitive      The Porte Cochere requires renovation in conjunction with the exterior improvements to heighten curb appeal Install a new decorative synthetic stucco parapet or metal hip, gable, mansard, or other appropriate roof structure to coincide with the new commercial and rental building roofline enhancements. Incorporate new interesting design elements into the structure, such as frieze work, medallions, accent lighting and the addition of built-out column capitals and bases. Provide new upgraded light fixtures to the Porte Cochere underside and decorative fixtures at the columns.
-------------------------       -----------      -----------------------------------------------------------------------
Drive through surface           Competitive      Provide a new colored stamped concrete of new interlocking pavers beneath the Porte Cochere. Integrate ADA compliant ramp into the new drive through surface to eliminate the steep existing-ramp in front of the entry doors.
-------------------------       -----------      -----------------------------------------------------------------------
Building roof line / arch.      Competitive      Upgrade the existing flat, linear roof line. The roofline lacks detail
finishes & features                              and architectural interest. Incorporate new architectural details into the existing commercial building parapet with an emphasis on vertical roof line elements. These vertical roof line elements should be repeated in a reoccurring pattern around the structure. Conceal all rooftop equipment. Design enhancements must coordinate with the new rental building and Porte Cochere upgrades. Submit new plans to Bass
                                                 Hotels & Resorts for review.
-------------------------       -----------      -----------------------------------------------------------------------
Entrance doors                  Competitive      Recommend installing power actuated (2 sets within a vestibule) doors for guest convenience.
-------------------------       -----------      -----------------------------------------------------------------------
Color scheme                    Condition        Provide new color scheme to update and freshen the exterior appearance
                                Competitive      of the Porte Cochere, commercial and rental buildings. Consider horizontal or vertical earth tone contrasting colors or shading to add interest.
-------------------------       -----------      -----------------------------------------------------------------------
Service doors                                    Repair all holes and refinish doors to like new condition. Replace the service door and frame into the laundry area.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
Auxiliary entrance doors        Competitive      Provide new permanent roof structures with decorative columns over the
                                                 Fizz, and three side entrances. Awnings are not permitted. Coordinate with new Porte Cochere design.
-------------------------       -----------      -----------------------------------------------------------------------
Commercial Windows/frames       Condition        Clean oxidation and repaint if necessary to achieve like new appearance. Replace any cloudy windows or windows with broken seals.
                                                 For energy savings, recommended is tinting the sloped overhead windows into Fizz or replacing them with a solid material.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                        Competitive      Provide new accent lighting such as concealed up-lighting from landscape beds, and replace the existing building mounted sconces with new sconces incorporated into the new cornice work. Install 2 additional lamps on each parking lot fixture that currently has 2 existing lamps for a total of 4 per fixture.
-------------------------       -----------      -----------------------------------------------------------------------
Walkways                        Condition        Repair and resurface sidewalks where lifting, sinking, stained or damaged. Provide new topical surface treatment to return sidewalks to like new condition. Ensure consistent finish throughout project.
-------------------------       -----------      -----------------------------------------------------------------------
Flag poles                      Standards        Provide additional nighttime illumination per standards.
-------------------------       -----------      -----------------------------------------------------------------------
Kitchen/Delivery Screen         Competitive      Pressure wash existing delivery bay area concrete apron and maintain to an acceptable clean condition. Install a delivery gate to screen off the area from public view. Exposed chain link fencing is not permitted.
-------------------------       -----------      -----------------------------------------------------------------------
News paper stands at entrance   Competitive      Upgrade the overall appearance of the news stands with an enclosure that compliments the new Porte Cochere design.
-------------------------       -----------      -----------------------------------------------------------------------
Trash cans                      Condition        Replace and upgrade trash can and relocate in appropriate locations.
-------------------------       -----------      -----------------------------------------------------------------------

SERVICE/ OUT BUILDINGS
-------------------------       -----------      -----------------------------------------------------------------------
                                                 Recommended is putting a service building on the site to eliminate clutter from laundry and other areas. Architecture finishes and feature should coordinate with the new facade finishes.
-------------------------       -----------      -----------------------------------------------------------------------

-------------------------       -----------      -----------------------------------------------------------------------
RENTAL UNIT (GST. RM.)
BUILDINGS
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
Building roof line/arch.        Competitive      Upgrade the existing flat, linear roof line. Introduce elevation
finishes & features                              changes and vertical design elements, such as a decorative parapet or peak roof structure to break up the long horizontal runs. These new architectural enhancements must be repeated in a reoccurring pattern around the structure. Ensure a continuity of design between the rental building, commercial building and the Porte Cochere. Submit new plans to Bass Hotels & Resorts for review. Provide new false pilasters, over existing CMU's, along the existing exterior walls. Ensure continuity of design with the Porte Cochere and commercial building improvements.
                                                 Conceal all drainage pipes and exposed conduits into the new stucco facade.
-------------------------       -----------      -----------------------------------------------------------------------
Color scheme                    Condition        Provide new stucco finish color scheme to update and freshen the
                                Competitive      exterior appearance of the Porte Cochere. commercial and rental buildings. Consider horizontal or vertical earth tone contrasting colors or shading to add interest.
-------------------------       -----------      -----------------------------------------------------------------------
Auxiliary entrance doors        Competitive      Provide new permanent building mounted roof structures with roofline to coordinate with new rental building improvements.
-------------------------       -----------      -----------------------------------------------------------------------
Storefront windows/frames       Condition        The existing spandrel and glazing systems on the guest room building
                                Competitive      are worn, dated and energy inefficient. As such, they will require replacement and upgrading. Remove the entire existing exterior guest room bay storefront system, including door and frame. Construct a new metal stud wall with an exterior skin assembly of sheathing and synthetic stucco (drywall finish on the interior). Provide new insulated window units (with integral mullions), correctly proportioned to the exterior facade, along with a new full blade louvers painted to match the stucco color. Provide new metal insulated guest room exterior entry doors. Window frames must utilize an accent color. bronze is not acceptable.
-------------------------       -----------      -----------------------------------------------------------------------
Windows/Frames                  Condition        Clean oxidation and repaint if necessary to achieve like new appearance. Replace any cloudy windows or windows with broken seals.
-------------------------       -----------      -----------------------------------------------------------------------
HVAC/Grilles                    Competitive      Provide new architectural louvers for all through wall HVAC units.
                                                 Paint to match new accent color.
-------------------------       -----------      -----------------------------------------------------------------------
Recessed fire extinguishers     Competitive      Recess fire extinguisher cabinets into walls and columns to eliminate protrusion into the walkway traffic areas.
-------------------------       -----------      -----------------------------------------------------------------------
Walkways                        Condition        Repair and resurface sidewalks where lifting, sinking, stained or damaged. Provide new topical surface treatment to return sidewalks to like new condition. Ensure consistent finish throughout project.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
PARKING
-------------------------       -----------      -----------------------------------------------------------------------
Asphalt Parking                 Condition        Repair any cracked and damaged parking lot surfaces to like new condition. Ensure low spots are corrected to eliminate/avoid ponding water.
-------------------------       -----------      -----------------------------------------------------------------------
Wheelchair accessible parking   Condition        Include blue striped access aisles, signage and proper curb cuts per
spaces.                                          ADA requirements.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                        Standards        Increase lighting in all parking areas to meet I-foot candle minimum per the standards by installing 2 additional lamps to the fixtures that currently have 2 existing lamps.
-------------------------       -----------      -----------------------------------------------------------------------
Curbing                         Condition        Repair all cracked and broken curbing. Remove all painted curbs, unless required by local code.
-------------------------       -----------      -----------------------------------------------------------------------
Transformers                    Condition        Seek permission from the proper authorities to install an upgraded enclosure around the transformer
-------------------------       -----------      -----------------------------------------------------------------------

-------------------------       -----------      -----------------------------------------------------------------------
LANDSCAPING
-------------------------       -----------      -----------------------------------------------------------------------
Rental Units                                     Install additional shrubs and hedges along the guest room building.
                                                 Include fresh plantings with seasonal foliage to increase overall appearance.
-------------------------       -----------      -----------------------------------------------------------------------

-------------------------       -----------      -----------------------------------------------------------------------
EXTERIOR SWIMMING POOL
-------------------------       -----------      -----------------------------------------------------------------------
Deck Finish                     Condition        Provide a new topical deck surface treatment, such as Sundeck. Submit product specifications to Bass Hotels and Resorts for approval.
-------------------------       -----------      -----------------------------------------------------------------------
Pool furnishings                Condition        Replace and upgrade existing pool deck furniture. Plastic resin
                                Competitive      furniture is not acceptable. Provide new high quality, commercial grade chairs, tables and chaise lounges. Furnish ample number of shade umbrellas for guest comfort.
-------------------------       -----------      -----------------------------------------------------------------------
Whirlpool                       Standards        Provide 15-minute timer and emergency cut-off switch per standards.
-------------------------       -----------      -----------------------------------------------------------------------
Drainage(2drains req.)(vortex)  Standards        Provide two anti-vortex drains per Holiday Inn standards.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

LOBBY/ENTRANCE/FRONT DESK

GENERAL DESCRIPTION:

The lobby and entry vestibule will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                  CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
LOBBY                                            One of the guest's first impressions of a Holiday Inn(R) hotel occurs in the lobby. The lobby, therefore, must be a welcome, attractive, uncluttered space reflecting the overall decor of the hotel and maintaining comfortable, residential ambiance. The lobby must offer inviting, comfortable seating and appropriate lighting.
-------------------------       -----------      -----------------------------------------------------------------------
Vestibule Doors/Frames          Condition        Recondition to like new. Recommend installing power actuated (2 sets within a vestibule) doors for guest convenience.
-------------------------       -----------      -----------------------------------------------------------------------
Vestibule Floor                 Condition        Replace and upgrade the existing floor tiles with new marble tiles with a minimum static coefficient of 0.6 per ASTM 1028. Install recessed walk-off mat. Surface mats are not permitted.
-------------------------       -----------      -----------------------------------------------------------------------
Vestibule Walls                 Condition        Replace and upgrade existing wall finishes to coordinate with new lobby wall finishes.
-------------------------       -----------      -----------------------------------------------------------------------
Vestibule Ceiling               Condition        Replace existing ceiling system.
-------------------------       -----------      -----------------------------------------------------------------------
Vestibule Lighting              Competitive      Replace and upgrade lighting fixtures.
-------------------------       -----------      -----------------------------------------------------------------------
Luggage Carts                   Standards        Provide minimum 2 luggage carts per standards addendum. Carts must be stored in an appropriate area when not in use.
-------------------------       -----------      -----------------------------------------------------------------------
Directional Signage             Condition        Install a full coordinated directional signage package throughout the
                                Competitive      entire lobby, commercial and guest room areas. All signage must be ADA compliant.
-------------------------       -----------      -----------------------------------------------------------------------
Lobby Ceiling                   Condition        Replace and upgrade lobby ceiling with new recessed edge, 2'x2'
                                Competitive      architectural ceiling tiles with updated surface texture. Provide new decorative ceiling elements, such as coffer and beams, or tray ceiling with concealed cove lighting to add interest.
-------------------------       -----------      -----------------------------------------------------------------------
Lobby Walls                                      Replace existing wall vinyl with new 20 oz. wall vinyl.
-------------------------       -----------      -----------------------------------------------------------------------
Lobby Floors                                     Replace and upgrade the existing floor tiles with new marble tiles with a minimum static coefficient of 0.6 per ASTM 1028. Install recessed walk-off mat. Surface mats are not permitted.
-------------------------       -----------      -----------------------------------------------------------------------
Windows                         Condition        Paint, clad or replace existing worn aluminum window frames. Replace any windows with broken seals.
-------------------------       -----------      -----------------------------------------------------------------------
Window Treatments               condition        Install window treatments. Install new sheers with appropriate side panels and valance to soften the seating areas.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
Lobby Feature                   Standards        Provide a lobby feature or an architectural point of interest per standards, such as a focal table with large flower arrangement to give visual interest.
-------------------------       -----------      -----------------------------------------------------------------------
Furnishings                     Condition        Replace and upgrade furnishings with new updated seating group and occasional tables. Provide a mixture of colors, textures and fabrics for visual interest.
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling Lighting                Competitive      Provide a central chandelier to coordinate with the new lobby feature.
-------------------------       -----------      -----------------------------------------------------------------------
Decor                           Competitive      Provide a complete art and accessories package to include framed original artwork, table top accessory items, well scaled lamps, plants and other similar items to create a residential environment. Coordinate the existing brochures into the new decor.
-------------------------       -----------      -----------------------------------------------------------------------
Area Lighting                   Competitive      Provide for all seating arrangements.
-------------------------       -----------      -----------------------------------------------------------------------
Public Telephone                Standards        Install new privacy partitions, counter, and appropriate seating for
                                Condition        the public telephones that compliment the new lobby finishes. Ensure at least one phone is ADA compatible. Provide power outlet at the wheelchair accessible telephone and a sign indicating that a TDD is available for use at the front desk.
-------------------------       -----------      -----------------------------------------------------------------------
Drinking Fountain               Standards        Provide a "high/low" unit for guests in wheelchairs and guests that stand.
-------------------------       -----------      -----------------------------------------------------------------------
Ash/ waste receptacles                           Replace and upgrade receptacles.
-------------------------       -----------      -----------------------------------------------------------------------
GM office                       Condition        Replace and upgrade carpet. Install wall vinyl. Provide artwork to walls. Replace sled base chairs and round tables. Relocate Xerox machine from entrance: reduce clutter. Repaint doors and frames.
                                                 Electrostatically paint existing filing cabinets.
-------------------------       -----------      -----------------------------------------------------------------------
Accounting Office               Condition        Eliminate clutter from the office. Conceal all exposed wiring in an appropriate chase or enclosure.
-------------------------       -----------      -----------------------------------------------------------------------
REGISTRATION DESK                                The registration desk must be modified to comply with ADA requirements.
                                                 Specifically, a 3' wide section located 3' above the finished floor must be provided for guests who use wheelchairs or guests that wish to register sitting down.
-------------------------       -----------      -----------------------------------------------------------------------
Registration desk top & face    Condition        Reconfigure front desk design as needed to eliminate the ability to
                                Competitive      view behind the front desk to observe transactions.

                                                 Replace and upgrade the dated front desk facing to coordinate with other new upgraded lobby finishes. Incorporate new design elements into the facing, such as vertical and horizontal trim pieces, reveals, etc.
                                                 Provide new hard surface desk top, such as marble. Plans to be reviewed by Holiday Inn for approval.
-------------------------       -----------      -----------------------------------------------------------------------
Work Area Exposed               Competitive      Conceal all equipment and work areas from guest view. Eliminate all clutter from the area.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
Ceiling                         Competitive      Install a new bulkhead with soffit lighting above the registration counter.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                                            Remove mirrors and wall sconces.
-------------------------       -----------      -----------------------------------------------------------------------
Artwork                         Competitive      Provide original art piece on wall behind the front desk. Art piece must be well scaled, decoratively framed, and should reflect locale of hotel.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                           Condition        Replace and upgrade to match new lobby carpet.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                        Competitive      Install new upgraded lighting above the registration counter. Existing lighting is not bright enough.
-------------------------       -----------      -----------------------------------------------------------------------
Signage                         Standards        Provide appropriate Manager on Duty and Owner/Operator signage. See
                                                 Holiday Inn standards for proper wording.
-------------------------       -----------      -----------------------------------------------------------------------
Safety Deposit Boxes            Standards        Replace plastic laminate top and front surfaces.
-------------------------       -----------      -----------------------------------------------------------------------
Fax machine                     Standards        Provide for guest convenience.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

PUBLIC RESTROOMS

GENERAL DESCRIPTION:

The public restrooms will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                      CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
RESTROOM
-------------------------       -----------      -----------------------------------------------------------------------
Accessible                      Standards        Ensure that all public restrooms meet the Americans with Disabilities
                                                 Act.
-------------------------       -----------      -----------------------------------------------------------------------
Signage                         Condition        Install signage to coordinate with overall directional
                                Competitive      signage package. Room signage needs to meet ADA.
-------------------------       -----------      -----------------------------------------------------------------------
Entry/Door Frame(self           Condition        Repair, and refinish doors and frames to like new condition. Install
closing)                                         new door hardware including handles, pulls and kick plates.
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling                         Condition        Replace existing ceiling system with new 2x2 recessed architectural ceiling system.
-------------------------       -----------      -----------------------------------------------------------------------
Walls (4'wainscot @             Condition        Replace existing wall finishes. Provide a new 4' tile wainscot at all
plumbing wall)                                   fixture walls and new Type II, 20 oz. wall vinyl at all remaining walls.
-------------------------       -----------      -----------------------------------------------------------------------
Floor/cove base                 Condition        Replace and upgrade the existing 1x1 green floor tiles. Replacement
                                Competitive      tiles must be a minimum 8" x 8" in a neutral tone. Provide a coordinating tile cove base and threshold.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                        Competitive      Lighting must remain on continuously at all times; install
                                Standards        keyed switch or motion sensor.
-------------------------       -----------      -----------------------------------------------------------------------
Vanity                          Condition        Replace all vanities with new upgraded solid surface tops and fronts.
                                                 Provide new under mounted sink bowls, hardware, soap dispensers and tissue dispensers. Conceal all under counter plumbing, pipes, etc. from guest view.
-------------------------       -----------      -----------------------------------------------------------------------
Vanity Lighting                 Competitive      Provide new boxed soffit lighting over the full width of the vanity.
                                                 Install upgraded parabolic light diffuser.
-------------------------       -----------      -----------------------------------------------------------------------
Vanity hardware                 Competitive      Replace and upgrade to single lever handles.
-------------------------       -----------      -----------------------------------------------------------------------
Mirrors                         Condition        Replace and upgrade worn, delivered mirrors. Ensure mirrors are full width over the vanities.
-------------------------       -----------      -----------------------------------------------------------------------
Soap Dispensers                 Competitive      Integrate the soap dispensers into the "new" vanity top.
-------------------------       -----------      -----------------------------------------------------------------------
Towel/waste receptacles                          Provide new recessed or semi-recessed paper towel/trash receptacles.
                                                 Remove any free standing trash units.
-------------------------       -----------      -----------------------------------------------------------------------
Urinals/hardware                                 Install a lowered urinal per the ADA.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
Toilet Partitions               Condition        Replace with new upgraded plastic laminate partitions that compliment the new restroom decor. Ensure ADA requirements are meet. Provide matching urinal screens in the men's room.
-------------------------       -----------      -----------------------------------------------------------------------
Reserve Toilet Tissue           Standards        Provide in each stall per standards.
Dispenser
-------------------------       -----------      -----------------------------------------------------------------------
HVAC                            Condition        Replace and upgrade the existing HVAC vent covers.
-------------------------       -----------      -----------------------------------------------------------------------
Baby Changing Stations          Standards        Provide a baby changing station in one men's and one women's restroom.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

FOOD SERVICE FACILITIES

GENERAL DESCRIPTION:

The restaurant is currently located on a raised area of the atrium and will require a ramp that meets the ADA guidelines. Strongly recommended is relocating the restaurant into the Fizz lounge. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review. Ensure restaurant complies with the Best-4-Breakfast program.

                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                      CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
FACILITIES
-------------------------       -----------      -----------------------------------------------------------------------
Signage                         Condition        Replace and upgrade signage due to worn / dated condition. Coordinate
                                Competitive      with new signage package throughout the hotel.
-------------------------       -----------      -----------------------------------------------------------------------
Owner/Operator Sign             Standards        Provide per standards. See standards manual for proper wording.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                           Condition        Replace and upgrade the existing worn wall vinyl. Replacement vinyl must be a Type II, 20 oz. material.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                           Condition        Replace and upgrade worn carpet and pad. Replace existing floor tile.
                                                 Provide new coordinating carpet, wood or low profile vinyl base.
-------------------------       -----------      -----------------------------------------------------------------------
Steps                           Standards        Install adequate step lighting leading to raised seating areas. Ensure adequate handrails are provided to meet standards.
-------------------------       -----------      -----------------------------------------------------------------------
Host/Cashier Station            Standards        Remove all storage from behind station.
                                Condition
-------------------------       -----------      -----------------------------------------------------------------------
Tables                          Condition        Replace. Provide new to coordinate with decor theme.
-------------------------       -----------      -----------------------------------------------------------------------
Chairs                          Condition        Replace and upgrade all chairs. Provide an updated style chair to compliment the overall decor scheme of the room. Select a chair with a fabric upholstered seat and back.
-------------------------       -----------      -----------------------------------------------------------------------
Kitchen Access                  Condition
-------------------------       -----------      -----------------------------------------------------------------------
Buffet                          Condition        Replace the skirted tables being used as a buffet with a new permanent built-in buffet unit which will provide proper heating and cooling for food items. Provide sneeze guards. Relocate out of the atrium area and into the restaurant.
-------------------------       -----------      -----------------------------------------------------------------------
Planting                        Competitive      Provide container plants to soften room and enhance visual interest and atmosphere.
-------------------------       -----------      -----------------------------------------------------------------------
Grab & Go                       Standards        Provide a permanent area to accommodate the Grab & Go concept.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

LOUNGE FACILITIES

GENERAL DESCRIPTION:

The lounge will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

-------------------------       -----------      -----------------------------------------------------------------------
                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                   CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
-------------------------       -----------      -----------------------------------------------------------------------
FACILITIES
-------------------------       -----------      -----------------------------------------------------------------------
Entrance                        Condition        Replace the wall vinyl and globe lighting fixture with an upgraded lighting fixture.
-------------------------       -----------      -----------------------------------------------------------------------
Signage                         Condition        Replace and upgrade signage due to worn / dated condition
                                Competitive      Coordinate with new signage package throughout the hotel.
-------------------------       -----------      -----------------------------------------------------------------------
Owner/Operator Sign             Standards        Provide per standards. See standards manual for proper wording.
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling                                          Replace the existing ceiling system.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                                            Replace the existing wall vinyl.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                           condition        Replace and upgrade the existing worn carpet and coordinate with new decor theme.

                                                 Refinish existing wood dance floor to like new condition or replace or remove.

                                                 Replace |x| tile around the bar with new approved flooring.
-------------------------       -----------      -----------------------------------------------------------------------
Window Treatments               Condition        Provide new upgraded fabric window treatments. Blinds are not permitted.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                        Condition        Provide adequate lighting for seating areas and task lighting
                                Standards        for servers.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting/Dimmer Control         Condition        Replace lighting fixtures with new upgraded fixtures with provide
                                Competitive      adequate illumination. Provide decorative wall mounted and ceiling hung fixtures.
-------------------------       -----------      -----------------------------------------------------------------------
Decor                           Competitive      Provide a new upscale decor theme to enliven the lounge. If the photos are to be part of the new decor theme then they should be professional mounted and framed and coordinated into the new concept.
-------------------------       -----------      -----------------------------------------------------------------------
Tables                          Competitive      Replace all tables.
-------------------------       -----------      -----------------------------------------------------------------------
Chairs                          Condition        Replace and upgrade all seating, including bar stools and soft seating.
                                                 Ensure all new seating features fully fabric upholstered seats and backs.
-------------------------       -----------      -----------------------------------------------------------------------
Booths                          Condition        Replace and upgrade the booths due to worn condition. Seat backs must be a fabric upholstered material.
-------------------------       -----------      -----------------------------------------------------------------------
Bar glass rack                  Competitive      The existing rack is dated in appearance and I recommend removing the rack and designing an alternative method of storing glasses.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

-------------------------       -----------      -----------------------------------------------------------------------
Bar Top/Rail/Facing             Condition        Replace bar top and facing with new finishes that compliment new lounge design/decor theme.
-------------------------       -----------      -----------------------------------------------------------------------
Back Bar                        Condition        Replace back bar finishes to compliment new lounge decor. Eliminate all clutter. Position point-of-sale system out of guest view by appropriately screening or recessing.
-------------------------       -----------      -----------------------------------------------------------------------
Television Enclosures           Competitive      Provide for all televisions. Conceal all cables and wiring from guest view.
-------------------------       -----------      -----------------------------------------------------------------------
Popcorn/Vending Machines        Competitive      Remove or relocate machines to an appropriate location.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

MEETING / BANQUET ROOMS

GENERAL DESCRIPTION;

The pre-function and meeting areas will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review.

                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                       CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
MEETING-BANQUET FACILITIES
-------------------------       -----------      -----------------------------------------------------------------------
Prefunction Area                Condition        Replace the existing ceiling tiles.
-------------------------       -----------      -----------------------------------------------------------------------
Door Hardware/Frames            Condition        Replace the pink doors and sand the frames. Coordinate with new decor theme.
-------------------------       -----------      -----------------------------------------------------------------------
Door Signage                    Competitive      Replace and upgrade signage due to worn / dated condition. Coordinate with new signage package throughout the hotel.
-------------------------       -----------      -----------------------------------------------------------------------
Door Viewer                     Standards        Provide door viewers per the standards at 48 inches above the finish floor.
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling                         Standards        Replace the existing ceiling system with a new 2x2 recessed ceiling
                                Competitive      tile system.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                           Competitive      Install new type II wall vinyl on all walls. Refinish all wood trim, base and chair rails.
-------------------------       -----------      -----------------------------------------------------------------------
Partitions (50 STC Min.)        Condition        Install new type II wall vinyl on all partitions.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                           Condition        Replace the carpet.
-------------------------       -----------      -----------------------------------------------------------------------
Tables                          Condition        Replace and upgrade any worn tables.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

ATRIUMS/POOL ENCLOSURES

GENERAL DESCRIPTION:

The fitness room will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                         CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
STRUCTURE BUILDING              Competitive      The existing atrium space is drab, dark and uninviting. Create a more
                                Condition        enlivened atmosphere, one that is bright and bold. Bring the facing guest rooms into the new vibrant interior make these guests want to keep their drapes open. Design in liberal amounts of accent decor items. such as colorful accent walls, ceiling banners, flags, hanging light fixtures, umbrellas, contemporary furniture and like items. Add pavilions, trellises and other structures to bring down the level of the space. Brighten up the area with new light fixtures utilizing a variety of lighting techniques. Round out the design with upgraded hardscape and generous amounts of exotic landscaping. Professional design assistance is required. Submit all plans to Bass Hotels &
                                                 Resorts for review.
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling                                          Replace the existing ceiling tile. Ensure skylights are not leaking.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                                            Where the exterior and interior block walls are seen together; continue the stucco finishes into the interior CMU's walls. On the remaining blocks walls not covered in stucco; stain the block to match the new color.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                                            Replace the existing floor tiles.
-------------------------       -----------      -----------------------------------------------------------------------
FITNESS ROOM                                     Furnish per the Holiday Inn "Fitness Center Guidelines/Standards"
                                                 manual.
-------------------------       -----------      -----------------------------------------------------------------------
Entrance                        Condition        Provide a new entrance from the pool side of the fitness center.
-------------------------       -----------      -----------------------------------------------------------------------
Restroom                        Condition        Either make the restroom wheelchair accessible or consider removing it.
                                                 Maybe provide a sink and vanity only.
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling                         Standards        Minimum 8' high 10' recommended.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                           Standards        Provide one fully mirrored wall.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                           Standards        Provide a minimum 28 oz. carpet per Fitness Center standards.
-------------------------       -----------      -----------------------------------------------------------------------
Door/Frame (elec. Lock)         Standards        Provide with electronic lock.
-------------------------       -----------      -----------------------------------------------------------------------
Visual access                   Standards        Provide a glass door, door viewer or window with a minimum of 144 sq.
                                                 in, of continuous viewing space.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

HVAC                            Standards        Provide to maintain a constant 68-72 degrees Fahrenheit temperature.
-------------------------       -----------      -----------------------------------------------------------------------
Exercise Equipment              Standards        3 pieces of brand name exercise equipment are required, such as
(minimum 3, depending on                         Lifecycle. Stairmaster and Nordic-track. Minimum 2 treadmills and 1
size of hotel)                                   upright bike required. Include equipment instructions.
-------------------------       -----------      -----------------------------------------------------------------------
House Telephone                 Standards        Provide a house phone that rings directly to the switchboard.
-------------------------       -----------      -----------------------------------------------------------------------
Magazine Rack                   Competitive      Recommended to provide.
-------------------------       -----------      -----------------------------------------------------------------------
Drinking Water                  Standards        Provide a chilled drinking water fountain or chilled bottled water cooler per standards.
-------------------------       -----------      -----------------------------------------------------------------------
Towels and towel racks          Standards        Provide per the Holiday Inn Fitness Center Guidelines/Standards.
-------------------------       -----------      -----------------------------------------------------------------------
Area map                        Standards        Provide a detailed map of the area around the hotel showing streets, landmarks a distances, including 1, 3 and 6 mile routes.
-------------------------       -----------      -----------------------------------------------------------------------
Clock                           Standards        A wall mounted minimum size 14" diameter clock is required.
-------------------------       -----------      -----------------------------------------------------------------------
TV                              Standards        Provide a 25"  minimum size T.V.
-------------------------       -----------      -----------------------------------------------------------------------
Artwork                         Competitive      Provide colorful graphics with a sports theme
-------------------------       -----------      -----------------------------------------------------------------------
Scale                           Standards        Provide per standards.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                        Standards        Provide 50-60 foot-candles of ambient neutral color temperature fluorescent lighting per standards.
-------------------------       -----------      -----------------------------------------------------------------------
-------------------------       -----------      -----------------------------------------------------------------------
INTERIOR POOL/
SAUNA/WHIRLPOOL
-------------------------       -----------      -----------------------------------------------------------------------
Pool furnishings                Condition        Replace and upgrade existing pool deck furniture. Provide new high quality, commercial grade chairs, tables and chaise lounges. Furnish ample number of shade umbrellas for guest comfort.
-------------------------       -----------      -----------------------------------------------------------------------
Whirlpool (15timer&Kill                          Ensure that the 15 timer and kill switch is in proper working
switch?)                                         condition.
-------------------------       -----------      -----------------------------------------------------------------------
Drainage(2drains req.)                           Install an anti vortex drain.
(vortex)
-------------------------       -----------      -----------------------------------------------------------------------
Fence                           Standard         Pool must be secured with appropriately designed, decorative 4'0"
                                                 minimum height fence with a self-closing and latching gate.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

KITCHEN

GENERAL DESCRIPTION

-------------------------       -----------      -----------------------------------------------------------------------
                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                         CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
FACILITIES
-------------------------       -----------      -----------------------------------------------------------------------
Ceiling (Washable)                               Replace damage ceiling title.
-------------------------       -----------      -----------------------------------------------------------------------
Equipment                                        Install a metal shield between the grease fryer and the open flame grille.
-------------------------       -----------      -----------------------------------------------------------------------
Walk-ins                                         Replace seals on all walk-ins.
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

INTERIOR CORRIDORS

GENERAL DESCRIPTION:

The interior corridors will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

-------------------------       -----------      -----------------------------------------------------------------------
                                 BASIS FOR
                                 REQUIRED
  AREAS REQUIRE ACTION            ACTION                                         CURE/REMEDY
-------------------------       -----------      -----------------------------------------------------------------------
CORRIDOR
-------------------------       -----------      -----------------------------------------------------------------------
Doors                           Condition        Repaint all door frames in conjunction with the guest room improvements.
-------------------------       -----------      -----------------------------------------------------------------------
Signage                         Condition        Replace all signage, including door numbers, vending, and directional,
                                Standards        with new upgraded signage package. All non-smoking rooms must have
                                Competitive      designated signage. All signage must be ADA compliant, and be consistent throughout the hotel. Return doors to like new condition where old signage was removed from the doors.
-------------------------       -----------      -----------------------------------------------------------------------
Walls                           Condition        Replace and upgrade existing wall vinyl with new Type II wall vinyl.
                                                 Replace and upgrade chair rail with new architectural millwork.

                                                 Remove ash urns from walls.

                                                 Provide an architectural millwork package to further enhance improvements.
-------------------------       -----------      -----------------------------------------------------------------------
Misc. Doors                                      Repair any damaged or worn doors and frames.
-------------------------       -----------      -----------------------------------------------------------------------
Floor                                            Replace carpet on the 3rd floor. Remove the 12 inch base and replace with a 4 - 6 inch carpet base.
-------------------------       -----------      -----------------------------------------------------------------------
Lighting                                         Replace the existing wall sconces with new light sconces that do not protrude more than 4 inches from the wall. Install 4 additional sconces in each corridor. Center between existing locations. Corridors must have 20 foot candles of light per the standards.

                                                 Replace the under sized fluorescent fixtures at the guest room bulk heads with fixtures that span the full length of the bulk head.
-------------------------       -----------      -----------------------------------------------------------------------
Window Treatments                                Install window treatments at the window ends of all corridors.
-------------------------       -----------      -----------------------------------------------------------------------
Misc. vents & grills            Condition        Replace any damaged miscellaneous vents and grills.
-------------------------       -----------      -----------------------------------------------------------------------

-------------------------       -----------      -----------------------------------------------------------------------
VENDING
-------------------------       -----------      -----------------------------------------------------------------------
Alcoves                         Standards        Relocate all vending machines to appropriate vending alcoves. Vending alcoves must include full height wing walls, Type II wallcovering or acrylic knockdown wall finish, appropriate lighting and fully grounded electrical outlets (GFIC).
-------------------------       -----------      -----------------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

------------  ---------    -----------------------------------------------------
Walls         Condition    Replace with new upgraded wall finishes to match the
                           corridor.
------------  ---------    -----------------------------------------------------
ELEVATORS                  Ensure elevators meet ADA
------------  ---------    -----------------------------------------------------
Door Finish   Condition    Paint elevator doors and frames to coordinate with
                           finishes
------------  ---------    -----------------------------------------------------
Ceiling                    Replace existing ceiling with new ceiling system.
------------  ---------    -----------------------------------------------------
Walls                      Replace existing plastic laminate with new upgraded
                           design.
------------  ---------    -----------------------------------------------------
Floor Finish  Condition    Replace and upgrade to match and/or coordinate with
                           lobby and corridor floor finishes.
------------  ---------    -----------------------------------------------------
Lighting      Condition    Provide additional lighting to increase illumination.
------------  ---------    -----------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

GUEST ROOMS

GENERAL DESCRIPTION:

The guest rooms will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. A total of 8 wheelchair accessible are required 2 of which shall have a roll in shower. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

                                 BASIS FOR
                                 REQUIRED
   AREAS REQUIRE ACTION           ACTION                             CURE/REMEDY
---------------------------  -----------------    ---------------------------------------------------------------
STRUCTURE BASE BUILDING
---------------------------  -----------------    ---------------------------------------------------------------
Doors/Hardware
---------------------------  -----------------    ---------------------------------------------------------------
Door Numbers                 Standards            Provide new ADA compliant guest room door number plaques
                                                  Plaques must have raised numbers and Braille inscription. Mount plaques 60" above the finished floor on the wall adjacent to the latch side of the door.
---------------------------  -----------------    ---------------------------------------------------------------
Self-Closing                 Standards            Ensure all self-closing devices are properly adjusted and fully operational.
---------------------------  -----------------    ---------------------------------------------------------------
Closet walls                                      Install new wall finish to coordinate with guest room wall finish.
---------------------------  -----------------    ---------------------------------------------------------------
Soundproofing                Standards            Provide sound gasket at connecting room doors per standards.
---------------------------  -----------------    ---------------------------------------------------------------
Electrical Outlets           Standards            Ensure an electrical outlet and data port are conveniently located near all work surface areas. Eliminate excessive cord visibility by installing addition outlets as required to
                                                  service the equipment.
---------------------------  -----------------    ---------------------------------------------------------------
Service vanity                                    Replace all black plastic laminate on service vanities.
---------------------------  -----------------    ---------------------------------------------------------------
INTERIOR BUILDING
FINISHES/LIGHTING
---------------------------  -----------------    ---------------------------------------------------------------
Ceiling                      Condition            Repaint ceilings to like new condition. Repair any
                                                  irregularities prior to painting.
---------------------------  -----------------    ---------------------------------------------------------------
Walls                        Condition            Replace and upgrade existing wall finishes. Provide new Holiday
                                                  Inn standardized room decor wall vinyl or color integrated acrylic knockdown wall finish per specifications. All existing wall finishes must be removed, and walls appropriately prepared prior to receipt of new wall finish.
---------------------------  -----------------    ---------------------------------------------------------------
Floor                        Condition            Replace and upgrade worn carpet and pad. Provide a new Holiday
                                                  Inn standardized room decor carpet. Provide a coordinating carpet base or 2-1/2" straight vinyl base. Prepare floor
                                                  surfaces prior to installation of new floor finishes.
---------------------------  -----------------    ---------------------------------------------------------------
Entry Light                  Competitive          Replace and upgrade with decorative wall sconce.
---------------------------  -----------------    ---------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

---------------------------  -------------------   ---------------------------------------------------------------
Lighting                     Condition             Replace and upgrade existing worn guest room lighting package to include new table and floor lamps with new Holiday Inn
                                                   standardized room decor lighting. Wall mounted lamps will not be acceptable. Coordinate all lamps and shades. All bulbs must provide a minimum of 100 watts of light. Provide touch
                                                   sensitive fixtures in ADA accessible rooms. Provide smart lamps at work areas.

                                                   Replace and upgrade ceiling mounted entry lights.
---------------------------  -------------------   ---------------------------------------------------------------
SOFT GOODS                                         All new soft goods must comply with the new Holiday Inn
                                                   standardized room decor program.
---------------------------  -------------------   ---------------------------------------------------------------
Window Treatment             Condition Standards   Replace all drapes with new upgraded window treatments that comply with the new Holiday Inn standardized room decor
                                                   program. These include sheers and over-drapes with blackout lining.
---------------------------  -------------------   ---------------------------------------------------------------
Lines                        Condition             Replace all worn linens. Ensure new linens meet Holiday Inn minimum weight standards.
---------------------------  -------------------   ---------------------------------------------------------------
Bedspreads                   Condition Standards   Replace bedspreads with new bedspreads and optional dust
                                                   ruffles that comply with the new Holiday Inn standardized room decor program.
---------------------------  -------------------   ---------------------------------------------------------------
CASE GOODS                                         Replace all Americans of Martinsville casegoods, including all headboards, night stands, desks, activity tables, credenzas and credenza mirrors, occasional tables, and luggage benches by
                                                   Jan. 1, 2003.

                                                   Refinish any existing damaged casegoods to like new condition in conjuction with this renovation.

                                                   Ensure all rooms are furnished per Holiday Inn standards.

                                                   All new room furnishings must comply with the new Holiday Inn standardized guest room decor program.
---------------------------  -------------------   ---------------------------------------------------------------
Credenza                     Standards             Replace existing credenzas with new armoires per the
                                                   standardized guest room decor program.
---------------------------  -------------------   ---------------------------------------------------------------
Activity Chair               Condition             Reupholster with the SRD approved fabric.
---------------------------  -------------------   ---------------------------------------------------------------
Desk Chair                   Condition             Replace with new ergonomic chair per standardized guest room decor program with Krypton fabric.
---------------------------  -------------------   ---------------------------------------------------------------
Sofa                         Condition             Replace any worn sofa fabric and coordinate with the SRD upon replacement. Replace all sofas by Jan 1, 2002.
---------------------------  -------------------   ---------------------------------------------------------------
Artwork                      Condition             Replace all artwork to meet the Holiday Inn standardized room decor program.
---------------------------  -------------------   ---------------------------------------------------------------
Mattresses                   Condition             Replace any worn, sagging mattresses.
---------------------------  -------------------   ---------------------------------------------------------------
Bed Frame                    Standards             Open bed frames are required in wheelchair accessible guest rooms.
---------------------------  -------------------   ---------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

---------------------------  -------------------   ---------------------------------------------------------------
EQUIPMENT
---------------------------  -------------------   ---------------------------------------------------------------
Televisions (25")            Standards             Replace all existing undersized television with new 25" units.
---------------------------  -------------------   ---------------------------------------------------------------
Refrigerator/Microwave       Competitive           Provide a new piece of furniture to match new case goods to house the refrigerator and microwave units.
---------------------------  -------------------   ---------------------------------------------------------------
Coffee Makers                Standards             Install in all rooms per standards.
---------------------------  -------------------   ---------------------------------------------------------------
MOT                          Standards             Comply with all Moment of Truth Standards as deadline dates become affective.
---------------------------  -------------------   ---------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

GUEST ROOM BATHS

GENERAL DESCRIPTION:

The guest bath rooms will require moderate renovations to furnishings, fixtures and equipment update the appearance and address conditional issues. Professional design assistance is required. All plans, color renderings and specifications are to reviewed by Holiday Inn for approval prior to any renovation and installation. ADA compliance certification letters are required at the time of plan review

                                BASIS FOR
                                REQUIRED
   AREAS REQUIRE ACTION          ACTION                           CURE/REMEDY
---------------------------  ------------------   ---------------------------------------------------------------
FACILITIES
---------------------------  ------------------   ---------------------------------------------------------------
Entry Doors/frames           Condition            Repair, paint and restore doors and frames to like new
                                                  condition. Replace any corroded door hardware.
---------------------------  ------------------   ---------------------------------------------------------------
Walls                        Condition            Replace any worn wall vinyl.
---------------------------  ------------------   ---------------------------------------------------------------
Floors                       Condition            Regrout floor tiles to like new condition.
---------------------------  ------------------   ---------------------------------------------------------------
Ceiling                                           Paint any stained ceilings.
---------------------------  ------------------   ---------------------------------------------------------------
Vanities                     Condition            Replace and upgrade vanities with new cultured marble, natural stone or other solid surface material in the 120 guest rooms with the old orange vanities.
---------------------------  ------------------   ---------------------------------------------------------------
SINKS                        Condition            Install under-mounted sinks and new single lever sink hardware in conjunction with vanity top replacement in the 120 guest rooms.
---------------------------  ------------------   ---------------------------------------------------------------
Vanity Hardware                                   Replace and upgrade to single lever  handles.
---------------------------  ------------------   ---------------------------------------------------------------
Vanity Mirrors               Condition            Replace and any de-silvered mirrors. Recommend wood frame for upgrade appearance.
---------------------------  ------------------   ---------------------------------------------------------------
Bathtubs                     Condition            Recondition to like new or replace.
---------------------------  ------------------   ---------------------------------------------------------------
Bathtub Hardware             Condition            Replace tarnished and scratched tub hardware.
---------------------------  ------------------   ---------------------------------------------------------------
Mechanical Exhaust           Condition            Replace any damaged or worn exhaust vents.
---------------------------  ------------------   ---------------------------------------------------------------

                            PROPERTY IMPROVEMENT PLAN
                       LICENSE RENEWAL OF THE HOLIDAY INN;
                         SHEFFIELD, AL. - LOCATION #4419
                                JANUARY 25, 1999

BACK OF HOUSE

GENERAL DESCRIPTION:

                                BASIS FOR
                                REQUIRED
   AREAS REQUIRE ACTION          ACTION                           CURE/REMEDY
---------------------------  -------------------------   ---------------------------------------------------------------
SERVICE AREAS/ROOMS
---------------------------  -------------------------   ---------------------------------------------------------------
Service Corridors                                        Pressure wash service corridor to Dumpster.
---------------------------  -------------------------   ---------------------------------------------------------------
MAINTENANCE SHOP
---------------------------  -------------------------   ---------------------------------------------------------------
Other                                                    Paint walls and floors.
---------------------------  -------------------------   ---------------------------------------------------------------
LAUNDRY/HOUSEKEEPING
---------------------------  -------------------------   ---------------------------------------------------------------
Walls                                                    Replace damaged walls.
---------------------------  -------------------------   ---------------------------------------------------------------
Floors                                                   Replace floor tiles.
---------------------------  -------------------------   ---------------------------------------------------------------

                                    EXHIBIT H

                             GROUND LESSOR ESTOPPELS

                                    Exhibit H

               ACKNOWLEDGEMENT, ESTOPPEL CERTIFICATE AND AGREEMENT
                        (HOLIDAY INN, SHEFFIELD, ALABAMA)

                  THIS ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of the ____day of ____, 2002, among THE CITY OF SHEFFIELD ("Landlord"), MERRILL LYNCH MORTGAGE LENDING, INC., its successors and/or assigns ("Lender"), and SHEFFIELD MOTEL ENTERPRISES, INC. ("Tenant").

                  WHEREAS, Landlord has heretofore leased certain lands described on Exhibit "A" attached hereto (hereinafter the "Premises") to Tenant pursuant to an agreement of lease dated February 6, 1981, which lease was recorded February 16, 1981, in Deed Book 391, page 79 in the Office of the Judge of Probate of Colbert County, Alabama (such lease, as amended, and as it may be further amended and assigned from time to time, hereinafter the "Lease");

                  WHEREAS, Tenant is desirous of obtaining from Lender a loan (the "Loan") secured by a first leasehold mortgage upon Tenant's interest as tenant in the Lease.

                  WHEREAS, Lender is unwilling to make the Loan unless Landlord reaffirms to Lender that the provisions of the Lease respecting Leasehold mortgages are restated and confirmed for Lender's benefit;

                  NOW THEREFORE, Landlord hereby certifies to Lender as follows:

                  1. Without implying that Landlord's acknowledgment or consent may be required under the Lease, Landlord does hereby acknowledge (a) the granting by Tenant of a leasehold mortgage ("Leasehold Mortgage") to Lender on Tenant's interests in the Premises, (b) the pledge of the ownership interests in the Tenant by the holder or holders of all ownership interests in Tenant (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Premises, the pledge of the ownership interests in Tenant pursuant to the Mezzanine Loan and the execution of this Agreement, Landlord acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease.

                  2. Landlord hereby agrees that the execution of this Agreement shall satisfy the notice requirement set forth in Section 5 of the 1995 Amendment of the Lease.

                  3. All of the leasehold mortgage protection provisions contained in the Lease, including but not limited to Sections 11.01 and 12.01 of the Lease and Sections 3, 4, 5 and 7 of the 1995 Amendment, and all other provisions inuring to the benefit of Leasehold Mortgagees or their successors and assigns are hereby incorporated into this agreement by reference and restated and confirmed by Landlord for the benefit of Lender, Mezzanine Lender, their successors and assigns.

                  4. Unless otherwise notified by Lender or Mezzanine Lender, copies of any notices to Lender or Mezzanine Lender, as the case may be, shall be sent to the following address:

If to Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attn: Steve Glassman (Facsimile: 212-738-1013)
                  Attn: John Gluszak (Facsimile: 212-738-2053)

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

                  If to Mezzanine Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attn: Steve Glassman (Facsimile: 212-738-1013)
                  Attn: John Katz (Facsimile: 212-738-8094)

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

                  5. Landlord hereby agrees that for so long as any sums in respect of the Loan remain outstanding, it shall not, without the prior written consent of both Lender and Mezzanine Lender: (a) notwithstanding any provisions of the Lease to the contrary, accept, consent to or join in the execution of any instrument purporting to (i) effect the termination, prior to November 30, 2077, of the Lease by Tenant, or (ii) amend or modify the Lease;
(b) permit or accept the
exercise by Tenant of any right it may have to purchase the Premises without having first obtained Lender's written consent thereto. To the extent Lender shall have approved any such exercise by Tenant of such right, the conveyance instrument executed in connection therewith shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Premises.

                  6. Landlord hereby confirms with respect to the new lease referred to in Section 5 of the 1995 Amendment that should Lender or Mezzanine Lender become the tenant under a new lease pursuant to Section 5 of the Amendment title to all improvements including the Building, as defined in the Lease, situate on the Land, as defined in the Lease, shaft automatically vest in Lender or Mezzanine Lender, pursuant to Section 5 of the 1995 Amendment.

                  7. Landlord acknowledges that as between Landlord and Lender, its nominee, or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated, notwithstanding the rejection of the Lease by the Tenant thereunder or its representative in any proceeding under the Bankruptcy Code (11 U.S.C. Section 101 et seq. ) (the "Bankruptcy Code") or any other insolvency law. Lender shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law.

                  8. Landlord acknowledges that Lender shall have the right to act on behalf of Tenant in any proceeding commenced by or against Landlord under the Bankruptcy Code.

                  9. Landlord acknowledges that Lender and Mezzanine Lender have requested that Landlord execute this Agreement in connection with the Loan and the Mezzanine Loan, and that Lender has agreed to make the Loan and Mezzanine Lender has agreed to make the Mezzanine Loan in reliance on the matters set forth herein.

                  10. Landlord hereby confirms that pursuant to Section 1 of the 1995 Amendment, any mortgage placed by Landlord on the fee estate of the Premises shall be subject to and subordinate to the terms of this Lease and the Leasehold Mortgage.

                  11.      Landlord hereby certifies as follows:

                  (a) Landlord is the owner of the fee simple estate in the Premises subject to covenants, easements and restrictions of record, and is the Landlord under the Lease,

                  (b) Landlord has not mortgaged the fee simple estate in the Premises and there are currently no fee simple mortgages, deeds of trust or other security interests encumbering the fee estate in the Premises.

                  (c) The Lease is in full force and effect in accordance with its terms and has not been further assigned, supplemented, modified or otherwise amended accept as set forth herein.

                  (d) To the best of Landlord's knowledge, each of the obligations on Tenant's part to be performed to date under the Lease have been performed.

                  (e) To the best of Landlord's knowledge, there are no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease.

                  (f) There are, with respect to the Lease, no options to renew or extend, and no security deposits or prepaid rent or liens.

                  (g) Except for the Amendment of Lease dated January 24, 1995 (the "1995 Amendment") and Second Amendment of Lease dated June 16, 1997 (the "1997 Amendment"), there are no agreements (including Subordination, Non-Disturbance and Attornment Agreements) concerning the Premises, whether oral or written between Landlord and Tenant under the Lease (or its predecessors or successors).

                  (h) As of the date hereof, basic rent is $100 per year, payable on or before December 1st of each year. Basic rent due under the Lease has been paid through _____, 20___.

                  (i) The term commencement date of the Lease was February 6, 1981, and the current term of the lease shall expire on November 30, 2077.

                  12. The parties agree that the protections and rights granted to the Lender and Mezzanine Lender by this Agreement shall also apply to any other prospective mortgagee of Tenant's interest in the Lease or any other prospective pledgee of the ownership interests in Tenant, provided that the name and address of such lender is provided in writing to Landlord, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

                  13. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

                  14. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

         This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                                   LANDLORD:

                                   CITY OF SHEFFIELD, ALABAMA

                                   By:___________________________________
                                      Name:
                                      Title:

                                   TENANT:

                                   SHEFFIELD MOTEL ENTERPRISES, INC.

                                   By:__________________________________
                                      Name:
                                      Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                   LENDER:

                                   MERRILL LYNCH MORTGAGE LENDING, INC.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   MEZZANINE LENDER:

                                   MERRILL LYNCH MORTGAGE LENDING, INC.

                                   By:__________________________________
                                      Name:
                                      Title:

                     [ACKNOWLEDGEMENTS ON FOLLOWING PAGES]

               ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT
                   (Holiday Inn - East Hartford, Connecticut)

                  THIS ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of the ___ day of _____, 2002, among H.W. STEANE COMPANY, INC., formerly known as The Poly Choke Company, Inc. ("Lessor"), and MERRILL LYNCH MORTGAGE LENDING, INC., as Administrative Agent, its successors and/or assigns ("Lender"), and AMI OPERATING PARTNERS, L.P., a Delaware limited partnership ("Lessee").

                                    RECITALS

         A. Lessor is the lessor under the ground lease described on Exhibit "A" hereto between. Lessor, as lessor, and Lessee, as lessee, affecting the real property ("Land") and improvements ("Improvements") known as and located at 363 Roberts Street, East Hartford, Connecticut 06108, more particularly described on Exhibit "B" hereto (the Land and Improvements, collectively, the "Leased Premises"; such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Lease");

         B. Lessee has transferred controlling interest in its partnership to [_____], a [___] corporation, and Lessee is now in the process of obtaining from Lender a refinancing loan (the "Loan") to be secured by, among other things, a leasehold mortgage (the "Mortgage") on and collateral assignment of all of Lessee's interests under the Lease;

         C. Lender is unwilling to make the Loan unless Lessor reaffirms to Lender that the provisions of the Lease are confirmed and restated for Lender's benefit.

         NOW, THEREFORE , in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

         1. Without implying that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge the granting by Lessee of the Mortgage to Lender on Lessee's interests in the Leased Premises,
(b) the pledge of the ownership interests in the Lessee by the holder or holders of all ownership interests in Lessee (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Leased Premises, the pledge of the ownership interests in Lessee pursuant to the Mezzanine Loan and the execution of this Agreement, Lessor acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease.

         2. Lessor and Lessee hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee interest in the Leased Premises, and (ii) all of the rights and benefits of

"Lessor" under the Lease; (b) all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) there exists no uncured default under the Lease by Lessor or Lessee; (d) the Lease is in full force and effect, (e) the current term of the Lease expires on April 30, 2007, the extended term of the Lease expires on April 30, 2022, and Lessee has remaining two (2) 15-year options to renew the term; (f) all of the material obligations under the Lease which have accrued prior to the date of this Agreement have been fully performed; and (g) Exhibit "A" lists the only instruments governing Lessor's and Lessee's rights and obligations with respect to the Leased Premises.

                  3. The "Net Basic Rental" for the current period (5/01/02 through 4/30/07) is payable $9,398.19 per month. Net Basic Rental shall next be adjusted in 2007 to be effective for the 5-year period beginning 05/01/07. Rent is due in advance on the 1st day of each month. Rent is paid through October 31, 2002, and the next rent payment is due on _____, 2002.

                  4. There is no parking lot lease, either oral or written, currently in effect.

                  5. Unless otherwise notified by Lender or Mezzanine Lender, copies of any notices to Lender or Mezzanine Lender, as the case may be, shall be sent to the following address:

                  If to Lender:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           Global Principal Investments
                           4 World Financial Center
                           New York, NY 10080
                           Attn: Steve Glassman
                           Facsimile: (212) 738-1013
                           Attn: John Gluszak
                           Facsimile: (212) 738-2053

                  with a copy to:

                           Sidley Austin Brown & Wood, LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

                  If to Mezzanine Lender:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           4 World Financial Center
                           New York, NY 10080
                           Attn: Steve Glassman
                           Facsimile: (212) 738-1013
                           Attn: John Katz
                           Facsimile: (212) 738-8094

                           with a copy to:

                           Sidley Austin Brown & Wood, LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

                  6. In the event Lender shall acquire, assume or succeed to Lessee's interest under the Lease, then in such event, so long as Lender is not in default in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed and has cured all prior defaults, Lender's possession under the Lease and Lender's rights and privileges thereunder, or under any extensions thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by Lessor, and Lender's occupancy shall not be disturbed by Lessor during the term of the Lease or any such extensions or renewals thereof.

                  7. Lender understands and agrees that Lessor is neither a party to the Loan nor are Lessor's fee title and Lessor's interest in the Lease subordinate to the security interest of the Mortgage on the lessee's interest in the Lease.

                  8. Lessor hereby agrees that either Lender or Mezzanine Lender shall have the right, pursuant to the terms of the Lease, to exercise either of the remaining two (2) options to renew the term of the Lease, if the Lessee shall fail to do so, whether or not an event of default under the Mortgage shall have occurred, provided that Lender or Mezzanine Lender shall do so strictly in accordance with the Lease. In the event Lender or Mezzanine Lender does so exercise any option to renew, Lender or Mezzanine Lender shall become obligated with the Lessee for the performance of the obligations set forth in the Lease.

                  9. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, it shall not, without the prior written consent of both Lender and Mezzanine Lender: (a) notwithstanding any provisions of the Lease to the contrary, accept, consent to or join in the execution of any instrument purporting to (i) effect the termination, prior to April 30, 2022, of the Lease by Lessee, or (ii) amend or modify the Lease; (b) permit or accept the exercise by Lessee of any right it may have to purchase the Leased Premises without having first obtained Lender's written consent thereto. To the extent Lender shall have approved any such exercise by Lessee of such right, the conveyance instrument executed in connection therewith shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Leased Premises.

                  10. Lessor's fee simple interest in the Leased Premises and the Lessor's interest under the Lease are not encumbered.

                  11. Lessor acknowledges that as between Lessor and Lender, its nominee, or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated, notwithstanding the rejection of the Lease by the Lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11 U.S.C. Section 101 et seq. ) (the "Bankruptcy Code") or any other insolvency law. Lender shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law.

                  12. Lessor acknowledges that Lender shall have the right to act on behalf of Lessee in any proceeding commenced by or against Lessor under the Bankruptcy Code.

                  13. Lessor acknowledges that Lender and Mezzanine Lender have requested that Lessor execute this Agreement in connection with the Loan and the Mezzanine Loan, and that Lender has agreed to make the Loan and Mezzanine Lender has agreed to make the Mezzanine Loan in reliance on the matters set forth herein.

                  14. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, notwithstanding any provisions of the Lease to the contrary, in the event of a casualty to or condemnation affecting the Leased Premises, Lender shall be entitled to receive all insurance proceeds and condemnation awards and apply the same in accordance with the terms of the loan documents entered into between Lessee and Lender in connection with the Loan, and shall have the right, but not the obligation, to restore the Leased Premises

                  15. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

                  16. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

                  17. The parties agree that the protections and rights granted to the Lender and Mezzanine Lender by this Agreement shall also apply to any other prospective mortgages of Lessee's interest in the Lease or any other prospective pledgee of the ownership interests in Lessee, provided that the name and address of such lender is provided in writing to Lessor, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

                  18. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                  IN WITNESS WHEREOF, Lessor has executed this Agreement as of the date and year first above written.

                                   LESSOR:

                                   H.W. STEANE COMPANY, INC., a Connecticut corporation, formerly known as The Poly Choke Company, Inc.

                                       By: _____________________________________
                                           Name:
                                           Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                   LESSEE:

                                   AMI OPERATING PARTNERS; L.P., a Delaware limited partnership, acting by and through its sole general partner, to wit:
                                   AMIOP ACQUISITION CORP., a Delaware
                                    corporation,

                                       By: _____________________________________
                                           Name:
                                           Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                   LENDER:

                                   MERRILL LYNCH MORTGAGE LENDING, INC.,
                                   as Administrative Agent

                                       By: _____________________________________
                                           Name:
                                           Title:

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                   MEZZANINE LENDER:

                                   MERRILL LYNCH MORTGAGE LENDING, INC.

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                      [NO FURTHER SIGNATURES ON THIS PAGE]

                                 ACKNOWLEDGMENT

STATE OF NEW YORK  )
                   )ss:
COUNTY OF NEW YORK )

On this ___day of _____,2002, before me personally appeared _____, to me known, who, being by me duly sworn, did depose and say that he/she is _____of MERRILL LYNCH MORTGAGE LENDING, INC. as Administrative Agent, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                   _____________________________________________
                                   Notary Public, State of New York At Large
                                   Print Name:

                  [Notarizations continued on following page.]

                                 ACKNOWLEDGMENT

STATE OF NEW YORK  )
                   )ss:
COUNTY OF NEW YORK )

On this ___day of _____,2002, before me personally appeared _____, to me known, who, being by me duly sworn, did depose and say that he/she is _____of MERRILL LYNCH MORTGAGE LENDING, INC. as Administrative Agent, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                   _____________________________________________
                                   Notary Public, State of New York At Large
                                   Print Name:

                  [Notarizations continued on following page.]

STATE OF ______)
               )ss:
COUNTY OF _____)

         The foregoing instrument was acknowledged before me this ___day of _____,2002 by _____, as _____, of H. W. STEANE COMPANY, INC., a Connecticut corporation, on behalf of said corporation.

         Personally Known _____OR Produced Identification _____

         Type of Identification Produced: _____________________

                                   _____________________________________________
                                   Print or Stamp Name:
                                   Notary Public, State of ____________ At Large Commission No: ______________________________
                                   My Commission Expires: ______________________

                  [Notarizations continued on following page.]

STATE OF _____ )
               )ss:
COUNTY OF_____ )

         The foregoing instrument was acknowledged before me this _____day of _____,2002 by _____, as _____of AMI Operating Partners, L.P., a Delaware limited partnership, acting by and through its sole general partner, AMIOP Acquisition Corp., a Delaware corporation.

         Personally Known _____ OR Produced Identification _____

         Type of Identification Produced: ______________________

                                   _____________________________________________
                                   Notary Public, State of ____________ At Large Commission No.: _____________________________
                                   My Commission Expires: ______________________

This Document Was Prepared By, Record and Return To: Alan S. Weil, Esq., Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

                  CONSENT, CERTIFICATE AND AGREEMENT OF LESSOR

         THIS CONSENT, CERTIFICATE AND AGREEMENT OF LESSOR is executed and delivered as of this _____ day of _____,2002, by the City of Cedar Rapids, lowa (the "City").

                                   RECITALS:

         A. The City is the lessor under that certain Lease of Air Rights dated October 14, 1976, by and between the City, as lessor, and Five Seasons Inn, Inc. ("Five Seasons"), as lessee, relating to "air space", "footings and support columns" and the "stairway and elevator" more particularly described in Exhibit "A" thereto (the "Hotel Leased Premises"), which lease was recorded in Volume 1733, at Page 1 of the Records of Linn County, Iowa, as amended pursuant to that certain Agreement to Correct Legal Description dated January 4, 1978, a true and correct copy of which is attached hereto as Exhibit "A" . (Such lease, as so amended and as assigned and as it may be further amended and assigned from tome to time is hereinafter referred to as the "Hotel Air Rights Lease"). The lessee's interests in the Hotel Air Rights Lease were subsequently assigned to and assumed by C.R.I. Hotel Associates, L.P. ("CRI") by that certain Assignment and Assumption of Lease of Air Rights between AETNA Life Insurance Company ("AETNA") (as successor in interest to Five Seasons), as assignor, and CRI, as assignee, recorded in Liber 2877, at Page 344, of the Records of Linn County, Iowa.

         B. The City is the lessor under that certain unrecorded Lease dated May 23, 1979, by and between the City, as lessor, and Five Seasons, as lessee, relating to an enclosed overhead pedestrian passage in the airspace over a portion of the alley in Block 16, Original Town, Cedar Rapids, Iowa, more particularly described therein (the "Pedestrian Passage"), as amended by that certain Amendment to Lease Originally Executed May 23, 1979, executed by and between the City and Five Seasons as of January 3, 1984 and that certain Amendment to Lease Originally Executed May 23, 1979, executed by and between the City and Five Seasons as of may 22, 1985, true and correct copies of which are attached hereto as Exhibits "B-1", "B-2" and "B-3". (Such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, is hereinafter referred to as the "Block 16 Air Rights Lease"). The lessee's interest in the foregoing Lease were subsequently assigned to and assumed by CRI, by Assignment and Assumption of Lease between AETNA (as successor in interest to Five Seasons), as assignor, and CRI, as assignee.

         C. The City is the lessor under that certain Ballroom Rental Agreement dated October 26, 1977, by and between the City and Five Seasons, relating to the use of a ballroom (the "Ballroom") located on the second floor of the City's Community Center, which agreement was recorded in Volume 1733, at Page 32, of the Records of Linn County, Iowa, as modified by that certain unrecorded Proposed Amendment to Ballroom Rental Agreement, dated October 26, 1977, by and between the City and CRI (as assignee of AETNA, as successor in interest to Five Seasons), dated February 17, 1993 (a true and correct copy of which unrecorded amendment is attached hereto as Exhibit "C" (such agreement, as to amended and assigned, and as it may be further amended and assigned from time to time, is hereinafter referred to as the "Ballroom Agreement").

         D. The City is a party to that certain unrecorded Parking Space Agreement dated May 18, 1977, by and between the City and Five Seasons, relating to the use of City parking facilities by the holder of the lessee's interests in the Hotel Air Rights Lease, a true and correct copy of which is attached hereto as Exhibit "D" (such agreement, as assigned as it may further be amended and assigned form time to time, is hereinafter referred to as the "Parking Agreement").

         E. The City is the owner of that certain pedestrian skywalk (the "Garage Skywalk") extending easterly from Block 23, Original Town of Cedar Rapids, lowa, across Fourth Street N.E. to the parking garage owned by the City and referred to in the Parking Agreement.

         F. CRI has sold, transferred, conveyed and assigned to Servico Cedar Rapids, Inc., an Iowa corporation ("Servico") all of its rights, title and interests in and to the Hotel Air Rights Lease, Block 16 Air Rights Lease, Ballroom Agreement, Parking Agreement (collectively, the "Lease Agreements") and any rights of CRI in and to the Garage Skywalk (collectively, the "Assigned Interests"), by Special Warranty Deed dated May 28, 1997, recorded in Book 3494, at Page 693, of the Records of Linn County, Iowa and Assignment and Assumption of Leases dated May 28, 1997, recorded in Book 3494, at page 684 of the Records of Linn County, Iowa.

         G. In accordance with the provisions of the Lease Agreements, and in connection with Merrill Lynch Mortgage Lending, Inc. (in its capacity as lender and mezzanine lender, together with its respective successors and assigns and any subsequent holder of mortgages or security interests in the Assigned Interests) (collectively, the "Lender") making a loan to Servico, or any refinancing of such loan, the City has agreed to execute this Agreement.

                                    AGREEMENT

         In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the City hereby confirms and agrees as follows:

                  1. The Recitals contained hereinabove are true and correct.

                  2. The City hereby represents and warrants that it is the current owner, in fee simple, of the Hotel Leased Premises, the Pedestrian Passage and the Ballroom (collectively, the "Lease Agreements Premises"), the Garage Skywalk and the "Five Seasons Parkade" (the garage facility to which the Garage Skywalk is connected). The City is the current owner and holder of all of the rights and benefits of the "lessor" under the Lease Agreements.

                  3. The Lease Agreements are all of the documents pertaining to the Assigned Interests to which the City is a party, such Lease Agreements have not been modified or amended except as described in the Recitals, and the Lease Agreements are in full force and effect.

                  4. To the City's knowledge, after due inquiry, Servico is not in material default under any of the Lease Agreements, and all rents and other charges payable thereunder are current.

                  5. With respect to the Hotel Air Rights Lease, the City hereby waives its right of first refusal (as set forth in Section 14 of the Hotel Air Rights Lease) as it applies to the conveyance of the lessee's interests in the Lease Agreements from Servico to Lender (or any designee of Lender) pursuant to a foreclosure upon Lender's security interests in the Assigned Interests, or a conveyance in lieu thereof.

                  6. With respect to the Block 16 Air Rights Lease, the City confirms and agrees to the following:

                           (a)      The current rental rate is $1.00 per year,

                           (b)      The date upon which the last structural
inspection certificate required under the Block 16 Air Rights Lease was filed with the City is _____; and

                           (c)      The City reaffirms the provisions of the
Block 16 Air Rights Lease, and confirms that its records reflect that such lease has heretofore been assigned to Servico.

                  7. With respect to the Ballroom Agreement, the City agrees as follows:

                           (a)      In clarification of the provisions of
Section 4 of the Ballroom Agreement, the rental payable under such Ballroom Agreement is currently the greater of $50,000.00 per year or the percentage rent described in Section 4 of the Ballroom Rental Agreement. Rental payable for the year 2002 is _____; and

                           (b)      The Ballroom Agreement has been executed
pursuant to Section 11 of the Hotel Air Rights Lease, and the City agrees that the lessee under the Hotel Air Rights Lease shall have the exclusive use of the Ballroom throughout the term of the Hotel Air Rights Lease; provided, however, that the Ballroom Agreement may be amended from time to time with respect to the rental payments required thereunder. Accordingly, prior to the expiration of the Ballroom Agreement, City agrees that it shall execute an amendment, renewal or extension thereof, extending the term of the Ballroom Agreement on terms reasonably acceptable to City and the then holder of the lessee's interests under the Hotel Air Rights Lease.

                  8. With respect to the Parking Agreement, the City agrees that the applicable parking rate has been negotiated by and between the City and the holder of the lessee's interest in the Lease Agreements consistent with Iowa law and the Lease Agreements. The current applicable parking rate is ______.

                  9. The Garage Skywalk is public property, and Servico and all subsequent holders of lessee's interests in the Hotel Air Rights Lease, their officers, employees, licensees and invitees shall have the right to use the Garage Skywalk for pedestrian access between the Hotel Leased Premises and the Five Seasons Parkade during the term of the Hotel Air Rights Lease.

                  10. The City hereby consents to the granting of liens in Servico's interests in the Assigned Interests in favor of Lender (without implying herein that the City's consent may be required under any or all of the Lease Agreements). Neither the foregoing consent nor any other provision of this Agreement shall be deemed or interpreted as a subordination by the City of its interests in the Lease Agreements or any of the property relating thereto.

                  11. The City hereby agrees that in the event of any casualty to the Hotel Leased Premises or the Pedestrian Passage, Servico (and any subsequent holder of the lessee's interests in the Hotel Air Rights Lease) shall be entitled to all insurance proceeds payable with respect to such casualty under insurance policies obtained, maintained and whose premiums are paid by the holder of such lessee's interests, and the City shall have no claim to such proceeds.

                  12. Unless otherwise notified by Lender, copies of any notices to the lessee under the Lease Agreements shall be sent to Lender at the following address:

                                   Merrill Lynch Mortgage Lending, Inc.
                                   4 World Financial Center
                                   New York, NY 10080
                                   Attn: Steven Glassman
                                   Facsimile: (212) 738-1013

                                   With Copy to:

                                   Sidley Austin Brown & Wood LLP
                                   787 Seventh Avenue
                                   New York, NY 10019
                                   Attn: Alan S. Weil, Esq.
                                   Facsimile: (212) 839-5599

         The City shall accept the cure, by Lender, of any default under the Lease Agreements with the same force and effect as if such cure had been made by the lease under the Lease Agreements.

                  13. In the event Lender shall acquire, assume or succeed to Servico's interests under any of the Lease Agreements, then in such event, so long as Lender is not in default in the performance of any of the terms, conditions or covenants of the Lease Agreements to be performed by the lessees thereunder, Lender's possession of the Lease Agreements Premises under the Lease Agreements and Lender's rights and privileges thereunder, or under any extension or renewals thereof which may be effected in connection with any option therefor contained in the Lease Agreements, shall not be diminished or interfered with by City, and Lender's occupancy shall not be disturbed by the City during the term of the Lease Agreements or any such extension or renewals thereof and Lender shall be entitled to the benefit of this Agreement.

                  14. City hereby agrees that for so long as the Loan shall not have been satisfied, notwithstanding any provisions of the Lease Agreements to the contrary, City shall not accept, consent to or join in the execution of any instrument purporting to effect the termination, prior to April 30, 2020, of the Hotel Air Rights Lease without the prior written consent of Lender unless a material default shall have occurred under the Hotel Air Rights Lease and shall not have been waived by resolution of the City Council or cured within any applicable grace or cure period.

                  15. City hereby acknowledges that it has not given Servico any right to purchase or acquire the Lease Agreements Premises and the City agrees that it shall not permit Servico or any subsequent lessee under the Hotel Air Rights Lease to purchase the Hotel Leased Premises at any time prior to the satisfaction of the Loan without first having obtained Lender's written consent thereto.

                  16. City acknowledges that, as between City and the Lender, its nominee or a purchaser at a foreclosure or other sale, the Lease Agreements shall not be deemed to be terminated notwithstanding the rejection of the Lease Agreements by the lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11 U.S.C. Section 101 et. seq.) (the "Bankruptcy Code") or any other insolvency law provided Lender shall, from and after the date it acquires the lessee's interests in the Assigned Interests, comply with the lessee's obligations under the Lease Agreements.

                                   CITY OF CEDAR RAPIDS, IOWA

                                   By: _____________________________

                                       Mayor

Attest:____________________________

       its Clerk

STATE OF IOWA      )
                   )ss:
COUNTY OF LINN     )

         On this _____ day of _____, 2002, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared _____ and _____, to me personally known, who being by me duly sworn, did say that they are the Mayor and City Clerk, respectively, of the City of Cedar Rapids, Iowa; a municipal corporation; that the seal affixed to the foregoing instrument is the corporate seal on behalf of the corporation, by authority of its City Council, as contained in Resolution No. _____ passed by the City Council on the _____ day of _____, 2002; and _____ and _____ acknowledged the execution of the instrument to be their voluntary act and deed and the voluntary act and deed of the corporation, by it voluntarily executed.

                                   _____________________________________________
                                   NOTARY PUBLIC - STATE OF IOWA

         The following parties have executed this Agreement for the purpose of acknowledging and consenting to the matters referred to herein.

                                   SERVICO CEDAR RAPIDS, INC., an Iowa
                                   corporation

                                   By: _________________________________
                                       Name:
                                       Title:

STATE OF IOWA      )
                   )ss:
COUNTY OF LINN     )

         On this _____ day of _____, 2002, before me, the undersigned, a Notary Public in and for the State of _____, personally appeared _____, to me personally known, who being by me duly sworn, he is the _____ of Servico Cedar Rapids, Inc. an Iowa corporation; that the seal affixed to the foregoing instrument is the corporate seal of the corporation and that the instrument was signed and sealed on behalf of the corporation, by authority of its Board of Directors; and _____ acknowledged the execution of the instrument to be his voluntary act and deed and the voluntary act and deed of the corporation, by it voluntarily executed.

                                   _____________________________________________
                                   NOTARY PUBLIC - STATE OF IOWA

                           HARRY G. PAPPAS & SONS, LLC
                                5504 KEMPER ROAD
                               BALTIMORE, MD 21210

                               November 20, 2002

VIA REGULAR MAIL & FACSIMILE (212-738-1013)
Merrill Lynch Mortgage Lending, Inc.
c/o Merrill Lynch & Co.
Global Principal Investments
4 World Financial Center
New York, New York 10080

VIA REGULAR MAIL & FACSIMILE (404-364-0088)
Lodgian AMI, Inc.
c/o Servico, Inc.
3445 Peachtree Road N.E.
Atlanta, Georgia 30326

        RE: LEASE, DECEMBER 31, 1962, HARRY G. PAPPAS & SONS, LLC TO LODGIAN
            AMI, INC.
            HOLIDAY INN - INNER HARBOR, BALTIMORE, MARYLAND
            301 WEST LOMBARD STREET, BALTIMORE, MARYLAND

Dear Ladies and Gentlemen:

         Harry G. Pappas & Sons, LLC, the "Lessor" in connection with the above-referenced lease, as amended, (the "Lease"), hereby confirms to you in connection with the granting of a leasehold mortgage from Lodgian AMI, Inc. ("Lessee") to Merrill Lynch Mortgage Lending, Inc. and its successors and assigns ("Lender") with respect to the Lease that:

         (a) to the best of Lessor's knowledge, information and belief, without investigation or inquiry, all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears;

         (b) the current term of the Lease expires on December 31, 2037, and there is one (1) remaining twenty (20) year option to extend the term;

Merrill Lynch Mortgage Lending, Inc.
Lodgian, Inc.
November 15, 2002

        (c) the "basic rental" and "additional rental" (as those terms are used in the Lease Agreement dated December 31, 1962) for the current period (1/1/98 through 12/31/02) is $32,146.29 per month. Rent is due in advance on the 1st day of each month, is paid through November 1, 2002, and the next rent payment is due on December 1, 2002. Basic and Additional Rent shall next be adjusted in 2003, to be effective for the five-year period beginning January 1, 2003; and

        (d) Lessor hereby agrees that the Lease may be assigned by Lender, its successors and assigns, in foreclosure or by a purchaser without Lessor's consent, and upon that assignee's written acknowledgment and assumption of all of Lessee's obligations under the Lease, Lender shall have no further liability to perform any of the obligations, conditions or covenants contained in the Lease.

         The Lessor understands that, in consideration for Lessor's provision of this confirmation and agreement and Lessor's related inconvenience and expense,
(a) Lessee shall compensate Landlord in the amount of Ten Thousand Dollars ($10,000), to be paid and delivered to Lessee within ten days from the date of this letter, and (b) Lender and Lessee shall notify the Lessor at the above stated address (with a copy to Steven A. Thomas. Esq., Thomas & Libowitz, P.A., 100 Light Street, Suite 1100, Baltimore, MD 21202) of any material default by Lessee with respect to Lessee's obligations in connection with the aforementioned leasehold mortgage.

                                   Harry G. Pappas & Sons, LLC

                                   By: /s/ Harry P.Pappas
                                       ---------------------------------
                                           Harry P. Pappas, Managing Member

cc: Peter W. Taliaferro, Esq.
    Robert McDonough, Esq.
    Chrystic Dooley, Esq.

                      ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE
                                  AND AGREEMENT
                        (Baltimore-International Airport)

         THIS ACKNOWLEDGEMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of this _____day of _____,2002, among HARRY W. RODGERS, III, WILLIAM A. RODGERS and W. DALE HESS, as partners trading as D.R.H. INVESTMENT COMPANY (as to a 90% undivided interest), and BALTIMORE-WASHINGTON SCIENCE AND INDUSTRY CENTER, L.P., a Maryland limited partnership (as to a 10% undivided interest) (collectively, "lessor "); MERRILL LYNCH MORTGAGE LENDING, INC., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and/or assigns, collectively, "Lender "); and LODGIAN AMI, INC. a Maryland corporation ( "Lessee ").

                                    RECITALS

         A. Lessor is the lessor under the ground lease described on Exhibit "A" hereto between Lessor, as lessor, and Lessee, as lessee, affecting the real property ("Land") and improvements ("Improvements") known as located at BWI International Airport, 890 Elkridge Landing Road, Linthicum Heights, Maryland 21090, more particularly described on Exhibit "B" hereto (the Land and Improvements, collectively, the "Leased Premises"; such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Lease");

         B. Lessee is now in the process of obtaining from Lender a refinancing loan (the "Loan") to be secured by, among other things, a leasehold mortgage and collateral assignment of all interests under the Lease;

         C. In order to facilitate the transactions described herein, Lessor has agreed to enter into this Agreement, without which Lender would not make the Loan.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

         1. Without implying that Lessor's acknowledgement or consent may be required under the Lease, Lessor does hereby acknowledge and consent to (a) the granting by Lessee of a leasehold mortgage ("Leasehold Mortgage") to Lender on Lessee's interests in the Leased Premises, (b) the pledge of the ownership interests in the Lessee by the holder or holders of all ownership interests in Lessee (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Leased Premises, the pledge of the ownership interests in Lessee pursuant to the Mezzanine Loan and the execution of this Agreement, Lessor acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee" or "Leasehold Mortgagee" or to the "Servicer" under the Lease.

         2. Lessee hereby gives notice of and Lessor hereby accepts Lessee's election to extend the term of the Lease for an additional 10-year term, to September 11, 2023.

         3. Lessor and Lessee hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee interest in the Leased Premises, and (ii) all of the rights and benefits of "Lessor" under the Lease; (b) to the best of Lessor's knowledge, all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) to the best of Lessor's knowledge, there exists no uncured default under the Lease by Lessor or Lessee;
(d) the Lease is in full force and effect; (e) the current term of the Lease expires on September 11, 2003, the first extended term expires on September 11, 2013, the second extended term expires on September 11, 2023 and Lessee has remaining three (3) 10-year options to extend the term; (f) to the best of Lessor's knowledge, all of the material obligations under the Lease which have accrued prior to the date of this Agreement have been fully performed; (g) Exhibit "A" lists the only instruments governing Lessor's and Lessee's rights and obligations with respect to the Leased Premises; and (h) to the best of Lessor's knowledge, the Option to purchase the Leased Premises granted by Lessor in favor of Lessee expired on June 30, 2002.

         4. The "Fixed Rent" for the current period (1/1/02 through 12/31/02) is $51,712.68 per month. Fixed Rent shall remain at this same rate throughout the Initial Term and any Extended Terms. Fixed Rent is due in advance on the 1st day of each month, is paid through November 1, 2002, and the next rent payment is due on December 1, 2002.

         5. Unless otherwise notified by Lender, copies of any notices to Lender shall be sent to the following address:

                  If to Lender:

                           Merrill Lynch Mortgage Lending, Inc.
                           c/o Merrill Lynch & Co.
                           Global Principal Investments
                           4 World Financial Center
                           New York, NY 10080
                           Attention: Steven Glassman
                           Facsimile: (212) 738-1013
                           Attention: John Gluszak
                           Facsimile: (212) 738-2053
                           Attention: John Katz
                           Facsimile: (212) 449-8094
                  with a copy to:

                           Sidley Austin Brown & Wood, LLP
                           787 Seventh Avenue
                           New York, NY 10019
                           Attn: Alan S. Weil, Esq.
                           Facsimile: (212) 839-5599

         6. Lender understands and agrees that Lessor is neither a party to the Loan nor are Lessor's fee title and Lessor's interest in the Lease subordinate to the security interest of the Leasehold Mortgage on the lessee's interest in the Lease.

         7. Lessor's fee simple interest in the Leased Premises and the Lessor's interest under the Lease are encumbered by the liens described on Exhibit "C" attached hereto and made a part hereof, in the approximate current principal balance(s) shown on Exhibit "C."

         8. Lessor acknowledges that Lender has requested that Lessor execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         9. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

         10. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

         11. The parties agree that the protections and rights granted to the Lender by this Agreement shall also apply to any other prospective mortgagee of Lessee's interest in the Lease or any other prospective pledgee of the ownership interests in Lessee, provided that the name and address of such lender is provided in writing to Lessor, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

         12. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

LESSEE:                            LESSOR:

LODGIAN AMI, INC., a               D.R.H. INVESTMENT COMPANY (as to a
Maryland Corporation               90% undivided interest)

                                   By: Harry W. Rodgers, III, as its general
                                       partner

By:____________________________        /s/ Harry W.Rodgers.
   Name:
   Title:

                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]
                                   and

                                   BALTIMORE-WASHINGTON SCIENCE
                                   AND INDUSTRY CENTER, L.P., a Maryland
                                   limited partnership (as to a 10% undivided interest)

                                   By: Rodgers/BWSIC, LLC, as its general
                                       partner

                                   By: Harry W. Rodgers, III Family Number 2,
                                       L.P., Member

                                   By: H.W.R., III Family Number 2, LLC,
                                       as its general partner

                                       By: /s/ Harry W. Rodgers.
                                           -------------------------------------
                                               Harry W. Rodgers, III,
                                               Manager

                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                   LENDER:

                                   MERRILL LYNCH MORTGAGE
                                   LENDING, INC.

                                   By: _____________________________________
                                       Name:
                                       Title:

                      [ACKNOWLEDGEMENTS ON FOLLOWING PAGE]

STATE OF____ )
             )ss:
COUNTY OF___ )

         On this _____ day of _____, 2002, before me personally appeared _____, to me known, who, being by me duly sworn, did depose and say that he is the _____ of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                   _______________________________________
                                   Notary Public
                                   Print Name: ___________________________

STATE OF    )
            )ss:
COUNTY OF   )

         On this _____ day of _____, 2002, before me personally appeared _____, to me known, who, being by me duly sworn, did depose and say that he is the _____ of _____ described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of _____.

                                   ________________________________________
                                   Notary Public
                                   Print Name: ____________________________

STATE OF: [ILLEGIBLE]  )
                       )ss:
COUNTY OF [ILLEGIBLE]  )

         On this 20 day of November, 2002, before me personally appeared Harry
W. Rodgers, III, to me known, who, being by me duly sworn, did depose and say that he executed the foregoing instrument; and that he signed his name thereto in his individual capacity and in the capacity as set forth above in the signature block for Lessor:

                                               [ILLEGIBLE]
                                   -----------------------------------------
                                   Notary Public
                                   Print Name: SANDRA H JUSTIS
                                               -----------------------------

                                Expires - 5/1/05

                                   EXHIBIT "A"

         Lease dated August 24, 1971, among Samuel H. Heffner, Edward H. Dickinson, Harry W. Rodgers, III, William Rodgers and W. Dale Hess, co-partners, trading as D.R.H. Investment Co. ("DRH Investment Co."), Landlord ("Lessor"), and American Motor Inns, Incorporated, Tenant ("Original Lessee").

                  (a) Lease dated August 24, 1971, (recorded in Liber 3883, at Folio 284, Land Records of Anne Arundel Country, Maryland).

                  (b) Agreement to Construct and Lease dated August 24, 1971, between D.R.H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant.

                  (c) Option dated August 24, 1971, between D.R.H. Investment Co., Owners, and American Motor Inns, Incorporated, Lessee (recorded in Liber MSH No. 2467, at Folio 798, of the Land Records of Anne Arundel County, Maryland).

                  (d) First Amendment to Agreement to Construct and Lease dated May 18, 1972, among D.R.H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant.

                  (e) Agreement dated May 18, 1972, among D.R.H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant (recorded in Liber 2490, at Page 581, of the Land Records of Anne Arundel County, Maryland).

                  (f) Subordination Agreement dated May 18, 1972, American Motor Inns, Incorporated, Robert J. Schultze and Charles J. Fleury, Trustees, and Loyola Federal Savings & Loan Association (recorded in Liber 2490, at Page 585, of the Land Records of Anne Arundel County, Maryland); and Non-Disturbance and Attornment Agreement dated September 8, 1986, between Loyola Federal Savings and Loan and American Motor Inns, Inc. (recorded in Liber 4212, at Page 211, Land Records of Anne Arundel County, Maryland).

                  (g) Consolidated Amendatory Agreement dated May 7, 1984 between D.R.H. Investment Co. (which now has only 3 partners - Rodgers III, Rodgers and Hess) and American Motor Inns, Incorporated (recorded in Liber EAC No. 3883, at Folio 325, Land Records of Anne Arundel County, Maryland).

                  (h) Notification of Election to Extend Term dated May 9, 1985 (election to extend term to September 11, 2013.

                  (i) Amendment to Lease, dated December 1, 1985, between D.R.H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant (recorded in Liber 4009, at Page 445, Land Records of Anne Arundel County, Maryland).

                  (j) Amendment of Lease Agreement dated December 31, 1985, between D.R.H. Investment Co., Landlord, and American Motor Inns, Incorporated, Tenant.

                  (k) Amendment to Lease Agreement dated December 20, 1986, between D.R.H. Investment Co., Lessor, and American Motor Inns, Incorporated, Lessee (recorded in Liber 4223, at Folio 64, of the Land Records of Anne Arundel County, Maryland).

                  (l) Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between American Motor Inns, Incorporated, Assignor, and AMI Operating Partners, L.P., Assignee (recorded in Liber 4223, at Folio 70, of the Land Records of Anne Arundel County, Maryland).

                  (m) Assignment of Option Agreement dated December 23, 1986, from American Motor Inns, Incorporated, to AMI Operating Partners, L.P. (recorded in Liber 4223, folio 75, on the Land Records of Anne Arundel County, Maryland).

                  (n) Subordination, Non-Disturbance and Attornment Agreement dated July 26, 1995 between AMI Operating Partners, L.P., DRH Investment Company and American Enterprise Life Insurance Company.

                                   EXHIBIT "B"

                                 LEASED PREMISES

                                   EXHIBIT "C"

                            ENCUMBRANCES OF LESSOR'S
                       INTEREST IN THE FEE AND THE LEASE

                                             Approximate Principal Balance
Lien/Encumbrance                                 As of the Date hereof

[PRIME HOSPITALITY CORP. LOGO]
                                                DOUGLAS W. VICAR)
                                                Senior Vice President -
                                                & Chief Financial Officer

                                                 OID (973) 808-7776
                                                 FAX (973) 882-7689
                                                 Email: dwv@primehospitality.com

                                      November 21, 2002

         Merrill Lynch Mortgage Lending, Inc.,
         In its capacity as mortgage lender and
         mezzanine lender (together with its
         respective successors and assigns,
         collectively, "Merrill")
         c/o Merrill Lynch & Co.
         4 World Financial Center
         New York, New York 10080

         Re: Holiday Inn, Glen Burnie, MD

         Dear Sir/Madam:

         Prime has been requested by our tenant to provide you with information concerning our lease of the hotel premises described on Schedule A to his letter.

         1. The lease consists of an agreement dated May 10, 1968 by and between David H. Greenberg and Janice C. Greenberg and A.O. Krisch, Joel Krisch and Rosalie K. Shaftman, as amended by Amendment to Lease dated February 24, 1971, Second Amendment to Lease dated August 22, 1975, and Amendment to Lease dated as of December 20, 1986, all attached to this letter.

         2. The present monthly rental is $2,000 and rent has been paid through November 30, 2002.

         3. There is no notice of default outstanding and uncured. Prime is not aware of the occurrence of any event of default that is uncured.

         4. Prime will forward to Merrill Lynch Mortgage Lending, Inc. ("Merrill") a copy of any notice sent to tenant, to the extent that the Lease requires a copy of such notice to be sent to the "Servicer," as defined in the Lease. The failure of Prime to forward to Merrill a copy of any other notice or communication to tenant shall not limit Prime's rights under the Lease nor create any liability or obligation to Merrill, the tenant, or another party. Required notices will be sent to the following addresses unless Prime is otherwise notified by Merrill in writings;

                  Merrill Lynch Mortgage Lending, Inc.,
                  in its capacity as mortgage lender and
                  mezzanine lender (together with its
                  respective successors and assigns,
                  collectively "Merrill")
                  c/o Merrill Lynch & Co.
                  4 World Financial Center
                  New York, New York 10080
                  Attention: Steve Glassman
                  Facsimile: 212-738-1013
                  Attention: John Gluszak
                  Facsimile: 212-738-2053
                  Attention: John Katz
                  Facsimile: 212-449-8094

                  With a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Attention: Alan S. Well, Esq.
                  Facsimile: 212-839-5599

         5. Notices to Prime will be addressed to Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004, Attention:
                  Douglas Vicari, with a copy to the same address, Law Department, Merrill will provide Prime with a copy of any notice of default sent to tenant.

         6. Prime agrees that the Lease may be assigned by Merrill, its successors and assigns, in foreclosure or by a purchaser at foreclosure without Prime's consent and upon that assignee's written acknowledgement and assumption of tenant's obligations under the lease, Merrill shall have no further liability to perform any of the obligations, conditions or covenants contained in the Lease.

         7. Merrill acknowledge that this letter is provided as an accommodation to Prime's tenant. Merrill's acceptance of this letter will evidence its agreement to all of the terms of this letter.

This letter is given based on the actual knowledge of its signatory without independent inquiry. However, the statements contained in this letter are statements of Prime ("Prime") and no liability will accrue to the signatory. Prime will be estopped from later claiming any state of facts contrary to the statements contained in this letter only if the statements made in this letter were actually known to be false by the signatory at the time made.

                                   Very truly yours,

                                   PRIME HOSPITALITY CORP.

                                   /s/ Douglas Vicari
                                   ----------------------------------------
                                   Douglas Vicari
                                   Senior Vice President and Chief
                                   Financial Officer

DV:jm

                          CONSENT, ESTOPPEL CERTIFICATE
                                  AND AGREEMENT
                        (Crowne Plaza, Albany, New York)

         This CONSENT, ESTOPPEL CERTIFICATE AND AGREEMENT is executed and delivered as of this 15 day of November, 2002, among UDC-TEN EYCK DEVELOPMENT CORPORATION-III ("Hotel Lessor'), UDC-TEN EYCK DEVELOPMENT CORPORATION-II ("Garage Lessor"), each a wholly-owned subsidiary of New York Urban Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and a public benefit corporation having an address at c/o New York State Urban Development Corporation, 633 Third Avenue, New York, New York 10017 (Hotel Lessor and Garage Lessor, collectively, "Lessor"), ALBANY HOTEL, INC., a Florida corporation ("Lessee") and MERRILL LYNCH MORTGAGE LENDING, INC., as Administrative Agent, its permitted successors and/or assigns as set forth in paragraph 4 hereof, 4 World Financial Center, New York, New York 10080 ("Lender" as that term is defined below).

                                  WITNESSETH:

         WHEREAS, (a) Hotel Lessor is the lessor under a certain Agreement of Lease dated as of December 20, 1979, with Ten Eyck Hotel Associates, a New York limited partnership ("Ten Eyck"), as lessee, affecting the real property described on Exhibit A hereto (the "Hotel Premises"), which Lease was recorded January 4, 1980 in Liber 2181 of Deeds, Page 1000 in the Office of the Albany County Clerk; which Lease was subsequently amended and restated in its entirety by Restatement of Agreement of Lease dated as of December 20, 1979 between Hotel Lessor, as lessor, and Ten Eyck, as lessee, recorded December 17, 1981 in Liber 2216 at page 135 in the Office of the Albany County Clerk; the lessee's interests in which Lease were subsequently assigned to Albany Motel Enterprises, Inc., pursuant to Bargain and Sale Deed dated November 11, 1992 and recorded January 21, 1993 in Liber 2476 at page 871 in the Office of the Albany County Clerk with respect to which a corrective instrument naming Albany Hotel, Inc., a Florida corporation, as lessee, dated May 5, 1995 was recorded August 15, 1995 in Liber 2593 at page 703 in the Office of Albany County Clerk (such Lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Hotel Lease"); and (b) Garage Lessor is the lessor under a certain Agreement of Lease dated as of December 20, 1979, with Ten Eyck, as lessee, affecting the real property described on Exhibit B hereto (the "Garage Premises"; the Hotel Premises and the Garage Premises, collectively, the "Leased Premises"), which Lease was recorded January 4, 1980 in Liber 2181 of Deeds, Page 845 in the Office of the Albany County Clerk; which Lease was subsequently amended and restated in its entirety by Restatement of Agreement of Lease dated as of December 20, 1979 between Garage Lessor, as lessor, and Ten Eyck, as lessee, recorded December 17, 1981 in Liber 2216 at page 135 in the Office of Albany County Clerk; the lessee's interests in which Lease were subsequently assigned to Albany Motel Enterprises, Inc., pursuant to Bargain and Sale Deed dated November 11, 1992 and recorded January 21, 1993 in Liber 2476 at page 871 in the Office of the Albany County Clerk with respect to which a corrective instrument naming Lessee, as lessee, dated May 5, 1995 was recorded August 15, 1995 in Liber 2593 at page 703 in the Office of the Albany County Clerk (such Lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Garage Lease"; the Hotel Lease and the Garage Lease, collectively, the "Lease");

         WHEREAS, Lessee has requested that Merrill Lynch Mortgage Lending, Inc., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and assigns, collectively, "Lender") make a loan to Lessee to be secured by, among other things, a first mortgage lien on Lessee's interest in the Leased Premises (such loan, the "Loan"); and

         WHEREAS, Lender requires that Lessor enter into this Agreement, without which Lender would not make the Loan;

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows;

         1. Without implying that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge and consent to (a) the granting by Lessee of a leasehold mortgage in the principal amount of [$15,500,000] to Lender on Lessee's interests in the Leased Premises ("Leasehold Mortgage") and (b) the address for delivery of notices to Lender as set forth below. Lessor acknowledges and agrees that Lender shall be deemed to be, and shall have all of the rights and protections granted to a "mortgagee," "Leasehold Mortgagee," "Institutional Lender" or "Servicer" under the Lease.

         2. Lessor does hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee estate in the Leased Premises, and (ii) all of the rights and benefits of "Lessor" under the Lease; (b) except as qualified herein, Base Rent and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) there exist no Events of Default under the Lease by Lessor or Lessee; (d) the Lease is in full force and effect; (e) the Lease has not been amended or modified; and (f) to the best of Lessor's knowledge, there are no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease, or any amounts owing under any other agreement. Notwithstanding anything else herein to the contrary, Lessor makes no representations as to whether any portion of the Base Rent is due and owing nor whether Additional Base Rent is due and owing.

         3. Lessor does hereby agree that: (a) Lender shall be deemed to be an "Institutional Lender" (as such term is defined in the Lease) for all purposes under the Lease; and (b) the mortgage on the Leased Premises securing the Loan shall be deemed to be a "Permanent Mortgage" (as such term is defined in the Lease) for all purposes under the Lease.

         4. Lessor acknowledges that Lender may assign its interests as referred to in paragraph I hereof to any of the following: (a) an Institutional Lender (as referred to in the Lease), and (b) an Institutional Lender acting as trustee, and Lessor hereby approves any such assignment.

         5. Unless otherwise notified by Lender, copies of any notices to Lessee shall be sent to Lender at the following address:

                         Merrill Lynch Mortgage Lending, Inc.
                         c/o Merrill Lynch & Co.
                         Global Principal Investments
                         4 World Financial Center
                         New York, NY 10080
                         Attention: Steven Glassman
                         Facsimile: (212) 738-1013
                         Attention: John Gluszak
                         Facsimile: (212) 738-2053
                         Attention: John Katz
                         Facsimile: (212) 449-8094

                         with a copy to:

                         Sidley Austin Brown & Wood LLP
                         787 Seventh Avenue
                         New York, NY 10019
                         Attn: Alan S. Weil, Esq.
                         Facsimile: (212) 839-5599

         6. In the event Lender shall acquire, assume or succeed to Lessee's interest under the Lease, then in such event, so long as there exists no uncured Event of Default under the Lease on Lessee's part to be performed, Lender's possession under the Lease and Lender's rights and privileges thereunder, or under any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by Lessor, and Lender's occupancy shall not be disturbed by Lessor during the term of the Lease or any such extensions or renewals thereof.

         7. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, Lessor shall not mortgage its fee interest in the Leased Premises unless such mortgage shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Leased Premises.

         8. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, notwithstanding any provisions of the Lease to the contrary, in the absence of an uncured default, it shall not accept, consent to or join in the execution of any instrument purporting to effect the early cancellation or termination of the Lease by Lessee, or a modification or amendment thereof without the prior written consent of Lender. Lessee hereby agrees that for so long as any sums in respect of the Loan remain outstanding, notwithstanding any provisions of the Lease to the contrary, Lessee will not exercise any right it may have to purchase the Leased Premises without the prior written consent of Lender.

         9. Lessor acknowledges that as between Lessor and Lender, its nominee or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated notwithstanding the rejection of the Lease by the lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11 U.S.C., Section 101 et seq.) (the "Bankruptcy Code") or any other insolvency law provided Lender cures any and all defaults susceptible to cure by Lender, including any monetary defaults. Leader shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law.

         10. Lessor acknowledges that Lender has requested that Lessor execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         11. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                   LESSOR:

                                   UDC-TEN EYCK DEVELOPMENT
                                   CORPORATION-II

                                   By:          [ILLEGIBLE]
                                       -------------------------------
                                       Name:
                                       Title : V P

                                   UDC-TEN EYCK DEVELOPMENT
                                   CORPORATION-III

                                   By:          [ILLEGIBLE]
                                        ------------------------------
                                       Name:
                                       Title: V P

                                   LESSEE:

                                   ALBANY HOTEL, INC.

                                   By: __________________________________
                                       Name:
                                       Title:

                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                                 LENDER:

                                                 MERRILL LYNCH MORTGAGE LENDING,
                                                 INC., as Administrative Agent

                                                 By: __________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK     )
                      )ss:
COUNTY OF NEW YORK    )

         The foregoing instrument was acknowledged before me this 15 day of Nov, 2002, by Harris Rosenthal who resides at WEST ORANGE N.J. as V.P. of UDC-TEN EYCK DEVELOPMENT CORPORATION-II, on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                     /s/ STEVEN J. MATLIN
                                   _________________________________
                                   Print or Stamp Name:
                                   Notary Public

STATE OF NEW YORK   )                            STEVEN J. MATLIN
                    )ss:                    NOTARY PUBLIC OF NEW YORK
COUNTY OF NEW YORK  )                       Qualified in New York County
                                                Reg# 02MA6063225
                                        My Commission Expires August 27, 2005

         The foregoing instrument was acknowledg$ed before me this 15 day of Nov, 2002, by Harris Rosenthal who resides at WEST ORANGE N.J. as V.P. of UDC-TEN EYCK DEVELOPMENT CORPORATION-III, on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                     /s/ STEVEN J. MATLIN
                                   _________________________________
                                   Print or Stamp Name:
                                   Notary Public

STATE OF      )                            STEVEN J. MATLIN
              )ss:                    NOTARY PUBLIC OF NEW YORK
COUNTY OF ____)                       Qualified in New York County
                                           Reg# 02MA6063225
                                   My Commission Expires August 27, 2005

         The foregoing instrument was acknowledged before me this _____ day of _____, 2002, by _____, who resides at _____, as _____ of ALBANY HOTEL, INC., on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                   _________________________________
                                   Print or Stamp Name:
                                   Notary Public

STATE OF ____)
             )ss:
COUNTY OF ___)

         The foregoing instrument was acknowledged before me this _____ day of _____, 2002, by _____ who resides at _____, as _____ of MERRILL LYNCH MORTGAGE LENDING, INC., on behalf of said corporation. He/she is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                   _____________________
                                   Print or Stamp Name:
                                   Notary Public

                                    EXHIBIT A
                           Legal Description - Hotel

                                    EXHIBIT A

         ALL that certain parcel of land in the City and County of Albany, State of New York, comprising Parcel D on a certain map filed April 29, 1976 in the Albany County Clerk's Office as Map No. 5197, filed in Drawer No. 168, said parcel being more particularly bounded and described as follows:

         BEGINNING at the point where the division line between Parcels A and D on said map intersects the Northeasterly line of State Street and which point is
128.68 feet Northwesterly on a course of North 52 degrees 43 minutes 30 seconds West as measured along the Northeast line of North State Street from its intersection with the Northwest line of North Pearl Street;

         RUNNING THENCE along the Northeast line of State Street, the following courses and distances:

         North 52 degrees 43 minutes 30 seconds West 44.77 feet;

         North 51 degrees 30 minutes 20 seconds West 47.68 feet, and

         North 55 degrees 53 minutes West 134.61 feet to the East line of Lodge Street; as per deed to the City of Albany recorded November 17, 1976 in Book 2123 of deeds page 120.

         THENCE along the said East line of Lodge Street, the following courses and distances;

         North 26 degrees 53 minutes 30 seconds East 159.95 feet, and

         North 25 degrees 47 minutes 00 seconds East 83.31 feet to the division line between Parcel D and Parcel C on said map;

         THENCE along said division line, South 17 degrees 38 minutes 30 seconds East 45.58 feet;

                                   (CONTINUED)

         THENCE continuing along said division line and the division line between Parcel D and Parcel E, South 62 degrees 38 minutes 30 seconds East
206.09 feet to a point in the division line between Parcel D and Parcel E on said map;

         THENCE along said division line, the following courses and distances:

         South 27 degrees 21 minutes 30 seconds West 154.84 feet, and

         South 17 degrees 38 minutes 30 seconds East 19.72 feet to the division line between Parcel D and Parcel A on said map;

         THENCE along same, South 72 degrees 21 minutes 30 seconds West 34.11 feet, and

         South 27 degrees 21 minutes 30 seconds West 50.85 feet to the point of BEGINNING.

EASEMENT D-1

         TOGETHER with an easement for the footings of the building constructed upon Parcel D to project beyond the division line between Parcel D and Parcel E, said footings to be constructed as shown on the Construction Contract except as modified, changed, altered or redesigned to meet existing conditions.

EASEMENT D-2

         TOGETHER with an easement for signs erected within the area (Level 51) of the building constructed upon Parcel D to project beyond the division line between Parcel D and Parcel E. The signs so erected shall meet the approval of UDC.

EASEMENT D-7

         SUBJECT to an easement for the footings of the building constructed upon Parcel C, to project beyond the parcel limits of Parcel C into Parcel D, near the southwest corner of Parcel C.

EASEMENT D-3

         TOGETHER with an easement for exit onto a portion of Parcel E designated in the Construction Contracts as the "East Plaza" an easement for ingress and egress across said "East Plaza".

EASEMENT D-4

         TOGETHER with an easement for roof projections of the building constructed upon Parcel D to project beyond the division line between Parcel D and Parcel E.

EASEMENT D-5

         TOGETHER with an easement for the footings of the buildings to be constructed upon Parcel D to project beyond the Parcel limits of Parcel D into State Street and Lodge Street.

EASEMENT D-6

         TOGETHER with an easement for the construction, operation, maintenance, repair and replacement of an electric vault within the limits of Lodge Street and/or State Street adjacent to Parcel D if such vault is required and approved by UDC.

TOGETHER with the right to erect and maintain within the air space covered by Easement C-1, mentioned in Exhibit "A" to that certain Restatement of Agreement of Lease between UDC - Ten Eyck Development Corporation-II and Ten Eyck Hotel Associates dated as of December 20, 1979, a portion of the Buildings constructed upon the aforesaid Parcel D pursuant to the Lease.

                                    EXHIBIT B
                           Legal Description - Garage

                               Description of Land

         ALL that certain parcel of land in the City and County of Albany, State of New York, comprising Parcel C on a certain map filed April 29, 1976 in the Albany County Clerk's Office as Map No. 5197, filed in Drawer No. 168, said parcel being more particularly bounded and described as follows:

         BEGINNING at a point in the east line of Lodge Street at the northwest corner of Parcel D on said map;

         THENCE North 17 degrees 38 minutes 30 seconds West, along the East line of Lodge Street, 2.92 feet;

         THENCE North 27 degrees 21 minutes 30 seconds East, along the East line of Lodge Street, 32.37 feet;

         THENCE South 62 degrees 38 minutes 30 seconds East, along the East line of Lodge Street, 1.11 feet;

         THENCE North 25 degrees 47 minutes 00 seconds East, along the East line of Lodge Street, 120.40 feet to a point in the South line of Pine Street;

         THENCE South 64 degrees 44 minutes East, along the South line of Pine Street, 129.35 feet;

         THENCE South 79 degrees 36 minutes 30 seconds East, along the South line of Pine Street, 9.25 feet to the division line between Parcels C and E on said map;

         THENCE along said division line South 27 degrees 21 minutes 30 seconds West, 194.44 feet to the division line between Parcels C and D on said map;

         THENCE North 62 degrees 38 minutes 30 seconds West, along said division line 101.62 feet;

         THENCE Continuing along said division line North 17 degrees 38 minutes 30 seconds West, 45.58 feet to the point and place of BEGINNING.

EASEMENT C-1

         TOGETHER with the right to have that volume of air-space over Parcel D above an elevation of 104 feet 0 inches above Mean Sea Level (U. S. C. G. S.-1929 Datum) retained free of structures or other encumbrances to the free movement of air and light within the following limits:

         BEGINNING at a point in the south line of Parcel C hereinbefore described, said point of beginning being more

                                   EXHIBIT "A"
                                   PAGE 1 OF 7
particularly described as follows:

         beginning at the point of intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to a point in the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE S. 27 degrees 21' 30" W., 10.0 feet;

         thence S. 62 degrees 38' 30" E., 183.87 feet;

         thence N. 27 degrees 21' 30" E., 10.0 feet to a point in the north line of Parcel D,

         thence N. 62 degrees 38' 30" W., along the north line of Parcel D,
183.87 feet to the point and place of beginning.

         OCCUPYING on a horizontal plane at an elevation of 104 feet 0 inches above Mean Sea Level (U.S.C.G.S. - 1929 Datum) an area of 1838.7 square feet (.04221 Acre).

EASEMENT C-2

         TOGETHER with all rights to that volume of airspace over Parcel E above an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) having the following limits:

         BEGINNING at the southeast corner of Parcel C herein-before described, said point of beginning being more particularly described as follows:

         beginning at the point of intersection of the north

                                   EXHIBIT "A"
                                   PAGE 2 OF 7
line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 101.62 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 194.44 feet to a point in the south line of Pine Street;

         thence S. 79 degrees 36' 30" E., along the south line of Pine Street,
40.95 feet;

         thence S. 63 degrees 31' E., along the south line of Pine Street, 25.92 feet;

         thence S. 27 degrees 21' 30" W., 170.63 feet;

         thence S. 17 degrees 38' 30" E., 10.13 feet;

         thence S. 27 degrees 21' 30" W., 29.0 feet;

         thence N. 62 degrees 38' 30" W., 72.25 feet to the point and place of beginning.

         OCCUPYING on a horizontal plane at an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 13, 438 square feet (0.30849 Acre).

EASEMENT C-3

         TOGETHER with the right to have that volume of airspace over Parcel E above an elevation of 85 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) retained free of structures of other encumbrances to the free movement of air and light within the following limits:

                                   EXHIBIT "A"
                                   PAGE 3 OF 7

         BEGINNING, at the southeast corner of Easement C-2 hereinbefore described; said point of beginning being more particularly described as follows:

         beginning at the point of intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 173.87 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 29.0 feet;

         thence N. 17 degrees 38' 30" W., 10.13 feet;

         thence N. 27 degrees 21' 30" E., 170.63 feet to a point in the south line of Pine Street;

         thence S. 63 degrees 31' E., along the south line of Pine Street, 10.00 feet;

         thence S. 27 degrees 21' 30" W., 166.64 feet;

         thence S. 17 degrees 38' 30" E., 10.13 feet;

         thence S. 27 degrees 21' 30" W., 33.14 feet;

         thence N. 62 degrees 38' 30" W., 10.00 feet to the point and place of beginning.

                                   EXHIBIT "A"
                                   PAGE 4 OF 7

         OCCUPYING on a horizontal plane at an elevation of 85 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 2098 square feet (0.04816 Acre).

EASEMENT C-4

         TOGETHER with the right to construct, operate, maintain or repair or replace a stairway and elevator within that volume of space within Parcel E below an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) having the following limits:

         BEGINNING at the southeast corner of Easement C-2 hereinbefore described, said point of beginning being more particularly described as follows:

         beginning at the point of intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 62 degrees 38' 30" E., 173.87 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 29.0 feet;

         thence N. 62 degrees 38' 30" W., 8.83 feet;

         thence S. 27 degrees 21' 30" W., 29.0 feet;

         thence S. 62 degrees 38' 30" E., 8.83 feet to the point and place of beginning.

         OCCUPYING on a horizontal plane at an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 256 square feet (0.00588
Acre).

                                   EXHIBIT "A"
                                   PAGE 5 OF 7

EASEMENT C-5

         TOGETHER with the right to construct, repair, replace and maintain columns and other structural elements for the proposed parking structure to be erected upon Parcel C hereinbefore described within that volume of space within Parcel C below an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) having the following limits:

         BEGINNING at the southeast corner of Parcel C hereinbefore described, said point of beginning being more particularly described as follows:

         beginning at the intersection of the north line of State Street with the west line of North Pearl Street;

         thence N. 52 degrees 43' 30" W., along the north line of State Street,
173.45 feet;

         thence N. 51 degrees 30' 20" W., along the north line of State Street,
47.68 feet;

         thence N. 55 degrees 53' W., along the north line of State Street,
134.61 feet to the east line of Lodge Street;

         thence N. 26 degrees 53' 30" E., along the east line of Lodge Street,
159.95 feet;

         thence N. 25 degrees 47' 00" E., along the east line of Lodge Street,
83.31 feet;

         thence S. 17 degrees 38' 30" E., 45.58 feet;

         thence S. 52 degrees 38' 30" E., 101.62 feet to the first mentioned point of beginning which point is the point of beginning of the parcel herein described:

         THENCE N. 27 degrees 21' 30" E., 183.50 feet;

         thence S. 62 degrees 38' 30" E., 7.5 feet;

         thence S. 27 degrees 21' 30" W., 57.0 feet;

         thence N. 62 degrees 38' 30" W., 6.0 feet;

         thence S. 27 degrees 21' 30" W., 126.5 feet;

         thence N. 62 degrees 38' 30" W., 1.5 feet to the point and place of beginning.

                                   EXHIBIT "A"
                                   PAGE 6 OF 7

         OCCUPYING on a horizontal plane at an elevation of 67 feet 0 inches above Mean Sea Level (U.S.C.G.S.-1929 Datum) an area of 617.25 square feet (0.01417 Acre).

EASEMENT C-6

         TOGETHER with an easement for the footings of the building constructed upon Parcel C to project beyond the parcel limits of Parcel C into Pine Street and Lodge Street.

         TOGETHER with an easement in favor of the Equitable Life Assurance Society of the United States and The Equitable Life Mortgage and Realty Investors, their successors and assigns, as set forth in Easement and Seven Party Agreement dated December 20, 1979 and duly recorded in the office of the Clerk of the County of Albany on January 4, 1980, in Liber 2181 of Deeds, at page 775.

         SUBJECT to the right of Tenant, as the tenant under a certain Restatement of Lease Agreement ("Ground Lease") dated as of December 20, 1979 between UDC-Ten Eyck Development Corporation-III, as Landlord, and Ten Eyck Hotel Associates, as Tenant, to be recorded simultaneously herewith to erect and maintain within the airspace covered by the foregoing Easement C-1 a portion of the Buildings to be constructed pursuant to the Ground Lease as located upon completion thereof.

                                   EXHIBIT "A"
                                   PAGE 7 OF 7

                      ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE
                                 AND AGREEMENT
                             (Lancaster, PA - East)

         THIS ACKNOWLEDGMENT, ESTOPPEL CERTIFICATE AND AGREEMENT ("Agreement") is executed and delivered as of this 14th day of November, 2002, among JOYCE A. BRISTOW, as Personal Representative of the estate of Dorothy H. Herr, ("Lessor"); MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation ("Lender") and AMI OPERATING PARTNERS, L.P., a Delaware limited partnership ("Lessee").

                                    RECITALS

         A. Lessor is the lessor under the ground lease described on Exhibit "A" hereto between Lessor, as lessor, and Lessee, as lessee, affecting the real property ("Land") and improvements ("improvements") known as and located at 521 Greenfield Road, Lancaster, Pennsylvania 17601 more particularly described on Exhibit "B" hereto (the Land and Improvements, collectively, the "Leased Premises"; such lease, as so amended and assigned, and as it may be further amended and assigned from time to time, the "Lease");

         B. Lessee is now in the process of obtaining from Lender a refinancing loan (the "Loan ") to be secured by, among other things, a mortgage and collateral assignment of all of Lessee's interests under the Lease;

         C. In order to facilitate the transactions described herein, Lessor has agreed to enter into this Agreement, without which Lender would not make the Loan.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor agrees as follows:

         1. Without implying herein that Lessor's acknowledgment or consent may be required under the Lease, Lessor does hereby acknowledge (a) the granting by Lessee of a leasehold mortgage ("Leasehold Mortgage") to Lender on Lessee's interests in the Leased Premises (b) the pledge of the ownership interests in the Lessee by the holder or holders of all ownership interests in Lessee (i.e. the mezzanine borrower) to the applicable Merrill Lynch mezzanine lending entity (together with its successors and assigns, the "Mezzanine Lender") as security for a mezzanine loan (the "Mezzanine Loan") and the right of Mezzanine Lender to foreclose on such ownership interests in the event of a default under the Mezzanine Loan and (c) the address for delivery of notices to Lender and Mezzanine Lender as set forth below. Upon the mortgaging of the Leased Premises, the pledge of the ownership interests in Lessee pursuant to the Mezzanine Loan and the execution of this Agreement, Lessor acknowledges and agrees that both Lender and Mezzanine Lender shall be deemed to be, and shall have all of the rights and protections granted to the "Servicer" under the Lease.

         2. Lessor and Lessee hereby certify to Lender that: (a) Lessor is the current owner of (i) the fee interest in the Leased Premises, and (ii) all of the rights and benefits of "Lessor" under the Lease; (b) all rents and other sums due and owing under the Lease as of the date hereof are current and not in arrears; (c) there exists no uncured default under the Lease by Lessor or

Lessee; (d) the Lease is in full force and effect; (e) the current renewal term of the Lease expires June 30, 2024, and Lessee has remaining two (2) 20-year options to renew the term; (f) all of the material obligations under the Lease which have accrued prior to the date of this Agreement have been fully performed; and (g) Exhibit "A" lists the only instruments governing Lessor's and Lessee's rights and obligations with respect to the Leased Premises.

         3. The annual rental for the current period (08/01/99 through 07/30/04) is $67,456, payable $5,621,34 per month. Annual rental shall next be adjusted in August, 2004, to be effective for the 5-year period beginning 08/01/04. Rent is due in advance on the 1st day of each month. Rent is paid through November, 2002 and the next rent payment is due on December 1, 2002.

         4. Lessor confirms that, notwithstanding any provisions of the Lease to the contrary, in the event of casualty to the Improvements on the Leased Premises, insurance proceeds in respect of such casualty shall be paid to and held by Lender for Lender's disbursement to Lessee for repair and/or reconstruction of the Improvements.

         5. In accordance with the provisions of Section 13 of the Lease, Lessor has at all times complied with the covenants regarding non-competition contained therein.

         6. Unless otherwise notified by Lender or Mezzanine Lender, copies of any notices to Lender or Mezzanine Lender, as the case may be, shall be sent to the following addresses:

         If to Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, New York 10080
                  Attn: Steve Glassman
                  Facsimile: (212) 738-1013
                  Attn: John Gluszak
                  Facsimile: (212) 738-2053

         With a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         If to Mezzanine Lender:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, New York 10080
                  Attn: Steven Glassman
                  Facsimile: (212) 738-1013
                  Attn: John Katz
                  Facsimile: (212) 738-8094

         With a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         7. In the event Lender shall acquire, assume or succeed to Lessee's interest under the Lease, then in such event, so long as Lender is not in default in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed, Lender's possession under the Lease and Lender's rights and privileges thereunder, or under any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, shall not be diminished or interfered with by Lessor, and Lender's occupancy shall not be disturbed by Lessor during the term of the Lease or any such extensions or renewals thereof.

         8. Lender understands and agrees that Lessor is neither a party to the Loan nor are Lessor's fee title and Lessor's interest in the Lease subordinate to the security interest of the Leasehold Mortgage on the lessee's interest in the Lease.

         9. Lessor's Encumbrances. Lessor's fee simple interest in the Leased Premises and the Lessor's interest under the Lease are not encumbered.

         10. Lessor hereby agrees that either Lender or Mezzanine Lender shall have the right, pursuant to the terms of the Lease, to exercise the remaining two (2) options to renew the term of the Lease, if the Lessee shall fail to do so, whether or not an event of default under the Leasehold Mortgage shall have occurred, provided that Lender or Mezzanine Lender shall do so strictly in accordance with the Lease. In the event Lender or Mezzanine Lender does so exercise any option to renew, Lender or Mezzanine Lender shall become obligated with the Lessee for the performance of the obligations set forth in the Lease.

         11. Lessor hereby agrees that for so long as any sums in respect of the Loan remain outstanding, it shall not, without the prior written consent of both Lender and Mezzanine Lender: (a) notwithstanding any provisions of the Lease to the contrary, accept, consent to or join in the execution of any instrument purporting to (i) effect the termination, prior to June 30, 2024, of the Lease by Lessee, or (ii) amend or modify the Lease with respect to the term, amounts payable by the Lessee thereunder, the protections afforded to Lender as a leasehold mortgagee thereunder or other material non-monetary modifications and shall give Lender written notice of any other proposed modification thirty (30) days prior to the effective date; (b) permit or accept the exercise by Lessee of any right it may have to purchase the Leased Premises without having first obtained Lender's written consent thereto. To the extent Lender shall have approved any such exercise by Lessee of such right, the conveyance instrument executed in connection therewith shall expressly provide for the preservation of the leasehold under the Lease, and for the non-merger of the fee and leasehold estates in the Leased Premises.

         12. Lessor acknowledges that as between Lessor and Lender, its nominee or a purchaser at a foreclosure or other sale, the Lease shall not be deemed to be terminated notwithstanding the rejection of the Lease by the Lessee thereunder or its representative in any proceeding under the Bankruptcy Code (11
U. S. C. Section 101 et seq.) (the "Bankruptcy Code") or any other insolvency law. Lender shall be deemed to have satisfied its obligation to commence foreclosure proceedings by asserting a claim in a proceeding under the Bankruptcy Code or other insolvency proceeding, and Lender shall not be deemed to have failed to satisfy such obligation if Lender is unable to do so as a result of the provisions of Section 362 of the Bankruptcy Code or similar provisions of any other insolvency law, provided all arrearages and rents are paid within ninety (90) days of the institution of the bankruptcy proceeding.

         13. Lessor acknowledges that Lender and Mezzanine Lender have requested that Lessor execute this Agreement in connection with the Loan and the Mezzanine Loan, and that Lender has agreed to make the Loan and Mezzanine Lender has agreed to make the Mezzanine Loan in reliance on the matters set forth herein.

         14. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original.

         15. Except as amended hereby, the Lease and all the terms, covenants and conditions thereof remain unchanged and in full force and effect, and the Lease, as amended hereby, is hereby ratified and confirmed in all respects.

         16. The parties agree that the protections and rights granted to the Lender and Mezzanine Lender by this Agreement shall also apply to any other prospective mortgagee of Lessee's interest in the Lease or any other prospective pledgee of the ownership interests in Lessee, provided that the name and address of such lender is provided in writing to Lessor, and such other lender shall be deemed the "Servicer" or the "Leasehold Mortgagee" for the purposes of this Agreement and for the purposes of the Lease.

         17. This Agreement shall be binding upon, and may be relied upon by, the parties, their successors and assigns, and the terms hereof shall inure to the benefit of the parties, their successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed Agreement as of the date and year first above written.

LENDER:                                 LESSOR

MERRILL LYNCH MORTGAGE
LENDING, INC., a
Delaware corporation

                                        Joyce A. Bristow
By:_______________________________      ----------------------------------------
     Name:                              Joyce A. Bristow, as Personal
     Title:                             Representative of the estate of
                                        Dorothy H. Herr

MEZZANINE LENDER:                       LESSEE:

MERRILL LYNCH MORTGAGE                  AMI OPERATING PARTNERS, L.P.,
LENDING, INC.,                          a Delaware limited partnership
a Delaware corporation

By:_______________________________      By:_____________________________________
Name:                                   Name:
Title:                                  Title:

                   [Notarizations commence on following page]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------

     State of California  )
                          ) ss.
     County of Solano     )

     On Nov 14, 2002, before me,               Linda Bergen
        -----------              -----------------------------------------------
              Date                      Name and Title of Officer
                                     (e.g., "Jans Dee. Notary Public")

     personally appeared Joyce A. Bristow
                         -------------------------------------------------------
                                      Name(s) of Signer(s)

                                        [ ] personally known to me

                                        [X] proved to me on the basis of
                                        satisfactory evidence

                                        to be the person whose name is
                                        subscribed to the within instrument and
                                        acknowledged to me that she
     [SEAL OF LINDA BERGEN]             executed the same in her
                                        authorized capacity, and that by
                                        her signature on the instrument
                                        the person, or the entity upon behalf of which the person acted, executed the instrument.

                                        WITNESS my hand and official seal.

                                        /s/ Linda Bergen
                                        ----------------------------------------
    Place Notary Seal Above                    Signature of Notary Public

                                    OPTIONAL

  Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Acknowledgment, Estoppel Cert & agreement
                          ------------------------------------------------------

Document Date: Nov 14, 2002             Number of Pages: 7

Signer(s) Other Than Named Above: /s/ [ILLEGIBLE]
                                 -----------------------------------------------

CAPACITY(IES) CLAIMED BY SIGNER
Signer's Name:___________________________________________   RIGHT THUMBPRINT
[X] Individual                                                  OF SIGNER
[ ] Corporate Officer -- Title(s):_________________________   Top of thumb here
[ ] Partner -- [ ] Limited [ ] General
[ ] Attorney in Fact
[ ] Trustee
[ ] Guardian or Conservator
[ ] Other:_______________________________________________

Signer is Representing:__________________________________

STATE OF ________       )
                        )ss:
COUNTY OF ___________   )

         On this_____day of_____, 2002, before me personally appeared_____to me known, who, being by me duly sworn, did depose and say that he is the_____of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                        ________________________________________
                                        Notary Public, State of_____at Large
                                        Print Name:_____________________________

STATE OF ________       )
                        )ss:
COUNTY OF ___________   )

         On this_____day of_____, 2002, before me personally appeared_____to me known, who, being by me duly sworn, did depose and say that he is the_____of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of the corporation.

                                        ________________________________________
                                        Notary Public, State of_____at Large
                                        Print Name:_____________________________

                   [Notarizations continued on following page]

STATE OF _______________)
                        )ss:
COUNTY OF ______________)

         The foregoing instrument was acknowledged before me this ___ day of _____, 2002 by Joyce A. Bristow, as Personal Representative of the estate of Dorothy H. Herr.

Personally Known _____ OR Produced Identification _____

Type of Identification Produced ________________________________________________

                                        ________________________________________
                                        Print or Stamp Name:
                                        Notary Public, State of _____ at Large
                                        Commission No.:
                                        Commission Expires:

STATE OF _______________)
                        )ss:
COUNTY OF_______________)

         On this ___ day of _____, 2002, before me personally appeared _____ to me known, who being by me duly sworn, did depose and say that he is the _____ of AMI Operating Partners, L.P., described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of _____

                                        ________________________________________
                                        Notary Public, State of ___ at Large
                                        Print Name: ____________________________

                                   EXHIBIT "A"

                                      LEASE

         a. Lease Agreement, dated January 30, 1969, between Paul A. Herr and Dorothy H. Herr, as lessor, Republic Motor Inns, Inc., as lessee, and American Motor Inns, Inc., as guarantor, recorded with the Recorder of Deeds, Lancaster, PA in Record Book W59, Page 755,

         b. Addendum dated January 16, 1971 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book R60, Page 233,

         c. Amendment dated March 15, 1985 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book W91, Page 434,

         d. Amendment to Lease dated December 20, 1986 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book Y96, Page 660.

         e. Assignment of Lease and Indemnification Agreement, December 23, 1986, between Republic Motor Inns, Inc. and AMI Operating Partners, LP, recorded with the Recorder of Deeds, Lancaster, PA in Record Book Y96, Page 669,

         f. Assignment and Assumption of Lessee's Interest in Ground Lease, dated November 24, 1998, between AMI Operating Partners, LP and Lodgian AMI Inc., recorded with the Recorder of Deeds, Lancaster, PA in Record Book 604, Page 638, and

         g. Acknowledgment, Estoppel Certificate and Agreement, dated November 24, 1998, between Dorothy H. Herr and AMI Operating Partners LP, recorded with the Recorder of Deeds, Lancaster, PA in Record Book 6045, Page 1.

                                   EXHIBIT "B"

                                 LEASED PREMISES

                             GROUND LESSOR ESTOPPEL
                         (MEMPHIS FRENCH QUARTER HOTEL)

         WHEREAS, BILL SUTTON and MARTHA SUTTON, having an address at 1405 Yucca, McAllen, Texas 78504 (hereinafter "Landlord"), are the holders of the landlord's interest and IMPAC HOTELS I, LLC, a Georgia limited liability company, having an address at Two Live Oak Center, 3445 Peachtree Road, Suite 700, Atlanta, Georgia 30326 (hereinafter "Tenant") is the holder of the tenant's interest, respectively, in, to and under that certain lease and amendments thereto and assignments thereof (the "Lease") described on Exhibit A annexed hereto and made a part hereof, which Lease covers the land and improvements therein described (the "Premises"),

         WHEREAS, Tenant is desirous of obtaining from Merrill Lynch Mortgage Lending, Inc., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and assigns, collectively, "Lender"), having an office at 4 World Financial Center, New York, New York, 10080, a loan (the "Loan") secured by, among other things, a first leasehold mortgage upon Tenant's interest as tenant in the Lease (the "Leasehold Mortgage");

         WHEREAS, Lender is unwilling to make the Loan unless Landlord executes an estoppel certificate as required under the Lease;

         NOW THEREFORE, Landlord hereby certifies to Lender as follows:

         1.       Landlord is the Landlord under the Lease.

         2. The Lease constitutes the entire agreement between the Landlord and the Tenant thereunder and has not been further modified or amended.

         3.       The Lease is in full force and effect.

         4. As of the dare hereof, no basic rent or additional rent is due and payable from Tenant under the lease. The amount of the monthly basic rent is $1,600.00 and there is no additional rent. The rent due for the period _____ through _____ in the amount of $ _____ has been paid by Tenant.

         5. The commencement date for the Lease was April 26, 1972 and the expiration date for the current lease term is September 30, 2038.

         6. To Landlord's knowledge, the Tenant under the Lease is not in default thereunder.

         7. Unless otherwise notified by Lender, copies of any notices to Lender shall be sent to the following address:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10030
                  Attention: Steven Glassman
                  Facsimile: (212) 738-1013
                  Attention: John Gluszak
                  Facsimile: (212) 738-2053
                  Attention: John Katz
                  Facsimile: (212) 738-8094

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         8. Landlord acknowledges that Lender has requested that Landlord execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         This certificate and the representations made herein shall inure to the benefit of Lender, its successors and assigns and shall be binding on the Landlord, its successors and assigns.

         Executed this 11 day of November 2002.

                                    LANDLORD:

                                    By: /s/ Bill Sutton
                                        ----------------------------------------
                                        Bill Sutton

                                    By: /s/ Martha Surton
                                        ----------------------------------------
                                        Martha Sutton

                       [Acknowledgement on Following Page]

State of Texas

County of Hidalgo

On this 11 day of Nov, 2002, personally appeared the above named Bill Sutton and Martha Sutton, and they each acknowledged the foregoing instrument to be their free act and deed.

                                   Before me, /s/ [ILLEGIBLE]
                                              ----------------------------------
                                               Notary Public

                                                    [ SEAL OF KRISTINA K. MION ]

                                    EXHIBIT A

That certain Lease dated April 26, 1972 between J. Murry Davis and wife, Mary Alice Davis as Lessor and W. H. Welch, Jr., Meredith L. McCullar, Fred Don Alfonso and Emie Barrasso, as Lessee, recorded as Instrument No. H3 3366 in the Register's Office of Shelby County, Tennessee (the "Register's Office"); as amended by Agreement Assigning, Modifying and Extending Lease and Granting Certain Rights, dated as of February 29, 1976 between J. Murry Davis as Lessor and Waymon H. Welch, Jr. and Waymon H. Welch, Sr. as Existing Lessee and The Group, Inc. as New Lessee, recorded in said Register's Office as Instrument No. L1 8178; as amended by Agreement Modifying and Extending Lease dated January 19, 1983 between Bill Sutton and Martha Sutton as Lessor and J. Garnett Murphy as Lessee, recorded in said Register's Office as Instrument No. U6 8978; as amended by Lease Modification Agreement dated June 4, 1983 by Bill Sutton and Martha Sutton as Lessor and J. Garnett Murphy as Lessee, recorded in said Register's Office as Instrument No. U3 3420; as amended by Lease Modification and Extension Agreement dated October 6, 1983 between Martha Sutton as Lessor and M. K. Partners, a partnership composed of J. Garnett Murphy and Ronald L. Kirkpatrick as Lessee, recorded in said Register's Office as Instrument No. U6 8978; as amended by Warranty Deed dated November 29, 1983 by M.K. Partners to French Quarter Inn of Memphis, recorded in said Register's Office as Instrument No. U8 0878; as amended by Assignment of Ground Leases dated January 15, 1991 by Middlesex Development Corporation, a California corporation d/b/a "French Quarter Inn of Memphis", as Assignor and Memphis Lodging Associates, Inc., a Florida corporation as Assignee, recorded in said Register's Office as Instrument No. CA 3996; as assigned by Assignment of Ground Leases dated March 12, 1997 by Memphis Lodging Associates, Inc., a Florida corporation, as Assignor to Impac Hotels, I, LLC, a Georgia limited liability company, as Assignee, recorded in said Register's Office as Instrument No. GM 0294; and further amended by Amendment of Ground Lease dated September 17, 1997, by Bill Sutton and Martha Sutton, as Landlord and Impac Hotels I, LLC, a Georgia limited liability company, as Tenant, recorded in said Register's Office as Instrument No. HC 9439.

                             GROUND LESSOR ESTOPPEL
                         (MEMPHIS FRENCH QUARTER HOTEL)

         WHEREAS, HORACE PROCTOR and ANN PROCTOR, having an address at 6555 Brunswick Road, Arlington, Tennessee 38802 (hereinafter "Landlord"), are the holders of the landlord's interest and IMPAC HOTELS I, LLC, a Georgia limited liability company, having an address at Two Live Oak Center, 3445 Pea chtree Road, Suite 700, Atlanta, Georgia 30326 (hereinafter "Tenant") is the holder of the tenant's interest, respectively, in, to and under that certain lease and amendments thereto and assignments thereof (the "Lease") described on Exhibit A annexed hereto and made a part hereof, which Lease covers the land and improvements therein described (the "Premises").

         WHEREAS, Tenant is desirous of obtaining from Mcrrill Lynch Mortgage Lending, Inc., in its capacity as mortgage lender and mezzanine lender (together with its respective successors and assigns, collectively, "Lender"), having an office at 4 World Financial Center, New York, New York, 10080, a loan (the "Loan") secured by, among other things, a first leasehold mortgage upon Tenant's interest as tenant in the Lease (the "Leasehold Mortgage");

         WHEREAS, Lender is unwilling to make the Loan unless Landlord executes an estoppel certificate as required under the Lease;

         NOW THEREFORE, Landlord hereby certifies to Lender as follows:

         1. Landlord is the owner of the fee simple estate in the Premises, subject to covenants, easements and restrictions of record, and is the Landlord under the Lease.

         2. The Lease constitutes the entire agreement between the Landlord and the Tenant thereunder and has not been further modified or amended.

         3.       The Lease is in full force and effect.

         4. The Tenant has taken possession of the ground on a rent-paying basis.

         5. As of the date hereof, no basic rent or additional rent is due and payable from Tenant under the lease. The amount of the monthly basic rent is $1,000.00 and there is no additional rent. The rent due for the period_____through_____in the amount of $_____has been paid by Tenant.

         6. The commencement date for the Lease was August 24, 1972 and the expiration date for the current lease term is September 30, 2038.

         7. To the best of Landlord's knowledge, all material obligations under the Lease which have accrued prior to the date hereof have been fully performed.

         8. To the best of Landlord's knowledge, neither the Landlord nor the Tenant under the Lease is in default under any of the terms, covenants or provisions of the Lease and the

Landlord knows of no event which, but for the passage of time or the giving of notice, or both, would constitute an event of default under the Lease by the Landlord or the Tenant thereunder.

         9. Upon the Recording of the Leasehold Mortgage, Landlord hereby recognizes Lender as a Leasehold Mortgagee as defined in Section 2(h) of the September 24, 1997 Amendment of Ground Lease, for all purposes under the Lease.

         10. All of the Leasehold Mortgage provisions contained in the Lease, including but not limited to those contained in the September 24, 1997 Amendment of Ground Lease, and all other provisions inuring to the benefit of Leasehold Mortgagees or their successors and assigns are hereby incorporated into this estoppel by reference and restated and confirmed by Landlord for the benefit of Lender, its successors and assigns.

         11. Unless otherwise notified by Lender, copies of any notices to Lender shall be sent to the following address:

                  Merrill Lynch Mortgage Lending, Inc.
                  c/o Merrill Lynch & Co.
                  Global Principal Investments
                  4 World Financial Center
                  New York, NY 10080
                  Attention: Steven Glassman
                  Facsimile: (212) 738-1013
                  Attention: John Gluszak
                  Facsimile: (212) 738-2053
                  Attention: John Katz
                  Facsimile: (212) 738-8094

                  with a copy to:

                  Sidley Austin Brown & Wood, LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Attn: Alan S. Weil, Esq.
                  Facsimile: (212) 839-5599

         12. Landlord acknowledges that Lender has requested that Landlord execute this Agreement in connection with the Loan, and that Lender has agreed to make the Loan in reliance on the matters set forth herein.

         13. To the best of Landlord's knowledge, neither the Landlord nor the Tenant has commenced any action or given or received any notice for the purpose of terminating the Lease.

         14. To the best of Landlord's knowledge, there are no offsets or defenses to the payment of the rent or other sums payable under the Lease.

         This certificate and the representations made herein shall inure to the benefit of Lender, its successors and assigns and shall be binding on the Landlord, its successors and assigns.

                         [Signatures On Following Page]

         Executed this ___ day of _____, 2002.

                                    LANDLORD:

                                    By:________________________
                                            Horace Proctor

                                    By:________________________
                                             Ann Proctor

                       [Acknowledgement on Following Page]

State of Tennessee

County of Shelby

On this _____ day of _____________, 2002, personally appeared the above named Horace Proctor and Ann Proctor, and they each acknowledged the foregoing instrument to be their free act and deed.

                                    Before me, _________________
                                               Notary Public

                                    EXHIBIT I

                             ACCEPTABLE FRANCHISORS

                                    Exhibit I

                                    EXHIBIT I

                    Acceptable Franchisors & Franchise Names

-----------------------------------------    ------------------------------------    --------------------------------------
                 TIER 1                        TIER 2 (WITH FOOD AND BEVERAGE)         TIER 3 (WITHOUT FOOD AND BEVERAGE)
-----------------------------------------    ------------------------------------    --------------------------------------
Six Continents            Crowne Plaza       Six Continents         Holiday Inn      Six Continents         Holiday Inn
                                                                                                            Express
Hilton Hotels Corp.       Hilton             Six Continents         Holiday Inn      Hilton Hotels Corp.    Hampton Inn
                                                                    Select
Hilton Hotels Corp.       Doubletree         Six Continents         Holiday Inn      Marriott               Fairfield
                                                                    SunSpree         International, Inc.
                                                                    Resort
Hilton Hotels Corp.       Homewood Suites    Hilton Hotels Corp.    Hilton           Choice Hotels          Comfort Inn
                                                                    Garden Inn       International
Starwood Hotels &         Westin             Choice Hotels          Clarion          Choice Hotels          Comfort Suites
Resorts                                      International                           International
Starwood Hotels &         Sheraton           Best Western           Best Western
Resorts                                      International, Inc.
Starwood Hotels &         W                  Cendant Corporation    Ramada
Resorts
US Franchise Systems,     Hawthorn           Starwood Hotels &      Four Points
Inc.                                         Resorts
Marriott International,   Marriott           Choice Hotels          Quality
Inc.                                         International
Marriott International,   Renaissance        Wyndham International  Wyndham
Inc.                                                                Gardens
Marriott International,   Courtyard
Inc.
Marriott International,   Residence Inn
Inc.
Wyndham International     Wyndham Hotel
Carlson Hotels Worldwide  Radisson

                                    EXHIBIT J

                                   [RESERVED]

                                    Exhibit J

                                    EXHIBIT K

                                   [RESERVED]

                                    Exhibit K

                                    EXHIBIT L

                                   [RESERVED]

                                    Exhibit L

                                    EXHIBIT M

                           PROPERTY CONDITION REPORTS

                                    Exhibit M

LODGIAN
ENGINEERING REPORTS

------------------------------------------------------------------------------------------------------
             REPORT                       CHAIN/NAME                         CITY                ST
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Hampton Inn                  Dothan                         AL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn West             Dothan                         AL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn Express          Gadsden                        AL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Sheffield                      AL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Courtyard by Marriott        Bentonville                    AR
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Residence Inn                Little Rock                    AR
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  East Hartford                  CT
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Hampton Inn                  Pensacola                      FL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn Express          Pensacola                      FL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Pensacola (University Mall)    FL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Crowne Plaza                 West Palm Beach                FL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Winter Haven                   FL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Courtyard by Marriott        Atlanta                        GA
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Brunswick                      GA
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Marietta (hotel & suites)      GA
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Fairfield Inn                Valdosta                       GA
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Valdosta                       GA
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Crowne Plaza                 Cedar Rapids                   IA
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Rolling Meacows                IL
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Courtyard by Marriott        Florence                       KY
------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Hurstbourne Hotel            Louisville                     KY
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    EMG PROJECT
             REPORT                          ADDRESS                      CITY/ST/ZIP                 DATED            NUMBER
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    3071 Ross Clark Circle       Dothan, AL 36301               August 15, 2002       94678
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    3053 Ross Clark              Dothan, AL 36301               August 15, 2002       94680
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    801 Cleveland Ave.           Gadsden, AL 35954              August 15, 2002       94682
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    4900 Hatch Blvd.             Sheffield, AL 35660            August 15, 2002       94684
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1001 McClain Rd.             Bentonville, AR 72712          August 15, 2002       94686
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1401 S. Shackleford Rd.      Little Rock, AR 72211          August 15, 2002       94689
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    363 Roberts St.              E. Hartford, CT 06108          August 15, 2002       94692
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    7330 Plantation Rd.          Pensacola, FL 32504            August 15, 2002       94698
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    6501 Pensacola Blvd.         Pensacola, FL 32505            August 15, 2002       94700
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    7200 Plantation Rd.          Pensacola, FL 32504            August 15, 2002       94702
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1601 Belvedere Rd.           West Pam Beach, FL 33406       August 15, 2002       94705
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1150 3rd St., SW             Winter Haven, FL 33880         August 15, 2002       94707
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    3332 Peachtree Rd.           Atlanta, GA 30326              August 15, 2002       94709
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    5252 New Jesup Hwy           Brunswick, GA 31525            August 15, 2002       94715
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    2265 Kingston Ct.            Marietta, GA 30067             August 15, 2002       94719
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1311 St. Augustine Rd.       Valdosta, GA 31601             August 15, 2002       94723
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1309 St. Augustine Rd.       Valdosta, GA 31601             August 15, 2002       94731
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    350 1st Ave, NE              Cedar Rapids, IA 52401         August 15, 2002       94725
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    3405 Algonquin Rd.           Rolling Meadows, IL 60008      August 15, 2002       94729
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    46 Cavalier Blvd.            Florence KY 41042              August 15, 2002       94731
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    9700 Blue Grass Parkway      Louisville, KY 40299           August 15, 2002       94737
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Courtyard by Marriott        Paducah                          KY
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Quality Hotel                Metairie                         LA
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Residence Inn                Dedham                           MA
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Baltimore - BWI Airport          MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Baltimore West (Belmont)         MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Baltimore, Inn Harbor            MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Hilton                       Columbia                         MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Frederick                        MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Glen Burnie                      MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Silver Spring                    MD
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Towson (Cromwell                 MD
                                                                  Bridge)
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Lansing                          MI
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Hilton                       Troy (Northfield)                MI
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Arden Hills/St. Paul             MN
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  St. Louis North                  MO
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Crowne Plaza                 Albany                           NY
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Grand Island                     NY
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Jamestown                        NY
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Four Points                  Niagara Falls                    NY
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn Select           Niagara Falls                    NY
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn Select           Strongsville                     OH
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Greentree                        PA
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Lancaster                        PA
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Doubletree Club              Philadelphia                     PA
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Pittsburgh (Pkwy East)           PA
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    3835 Technology Dr.          Paducah, KY 42001              August 15, 2002       94740
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    2261 N. Causeway Blvd.       Metairie, LA 70001             August 15, 2002       94742
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    259 Elm St.                  Dedham, MA 02026               August 15, 2002       94747
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    890 Elkridge Landing Rd.     Linthicum Heights, MD 21090    August 15, 2002       94749
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1800 Belmont Ave.            Baltimore, MD 21244            August 15, 2002       94751
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    301 W. Lombard St.           Baltimore, MD 21201            August 15, 2002       94753
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    5485 Twin Knolls Rd.         Columbia, MD 21045             August 15, 2002       94757
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    999 W. Patrick St.           Frederick, MD 21702            August 15, 2002       94760
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    6323 Governor Ritchie Hwy    Glen Burnie, MD 21061          August 15, 2002       94762
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    8777 Georgia Ave.            Silver Spring, MD 20910        August 15, 2002       94764
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1100 Cromwell Bridge Rd.     Towson, MD 21286               August 15, 2002       94766
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    7501 W. Saginaw Hwy          Lansing, MI 48917              August 15, 2002       94768
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    5500 Crooks Rd.              Troy, MI 48098                 August 15, 2002       94771
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1201 West Country Rd. E      St. Paul, MN 55112             August 15, 2002       94773
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    4545 N. Lindbergh Blvd.      St. Louis, MO 63044            August 15, 2002       94775
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Ten Eyck Plaza               Albany, NY 12207               August 15, 2002       94777
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    100 Whitehaven Rd.           Grand Island, NY 14072         August 15, 2002       94779
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    150 W. 4th St.               Jamestown, NY 14701            August 15, 2002       94782
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    114 Buffalo Ave.             Niagara Falls, NY 14303        August 15, 2002       94786
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    300 Third St.                Niagara Falls, NY 14303        August 15, 2002       94784
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    15471 Royalton Rd.           Strongsville, OH 44136         August 15, 2002       94788
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    401 Holiday Drive            Pittsburgh, PA 15220           August 15, 2002       94792
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    521 Greenfield Rd.           Lancaster, PA 17601            August 15, 2002       94794
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    9461 Roosevelt Blvd.         Philadelphia, PA 19114         August 15, 2002       94796
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    915 Brinton Rd.              Pittsburgh, PA 15221           August 15, 2002       94798
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  York                             PA
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Clarion                      North Charleston                 SC
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn SunSpree         Myrtle Beach                     SC
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    French Quarter               Memphis                          TN
--------------------------------------------------------------------------------------------------------
EMG: Seismic Risk Assessment         French Quarter Suites        Memphis                          TN
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Courtyard by Marriott        Abilene                          TX
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Austin                           TX
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn Select           Dallas (DFW Airport)             TX
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Holiday Inn                  Dallas (Mkt Center)              TX
--------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    Crowne Plaza                 Houston                          TX
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    334 Arsenal Rd.              York, PA 17402                 August 15, 2002       94800
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    7401 Northwoods Blvd.        Charleston, SC 29406           August 15, 2002       94802
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1601 N. Ocean Blvd.          Surfside Beach, SC 29575       August 15, 2002       94804
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    2144 Madison Ave.            Memphis, TN 38104              August 14, 2002       94810
-------------------------------------------------------------------------------------------------------------------------------
EMG: Seismic Risk Assessment         2144 Madison Ave.            Memphis, TN 38104              August 15, 2002       94811
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    4350 Ridgemont Dr.           Abilene, TX 79606              August 15, 2002       94813
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    3401 South 1-35              Austin, TX 78741               August 15, 2002       94815
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    4441 Hwy 114 & Esters Blvd.  Irving, TX 75063               August 15, 2002       94818
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    1955 Market Center Blvd.     Dallas, TX 75207               August 15, 2002       94823
-------------------------------------------------------------------------------------------------------------------------------
EMG: Property Condition Report of    12801 NW Freeway US 290      Houston, TX 77040              August 15, 2002       94825
-------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1

                                    BORROWERS

ALBANY HOTEL, INC., a Florida corporation,

APICO HILLS, INC., a Pennsylvania corporation,

APICO INNS OF GREEN TREE, INC., a Pennsylvania corporation,

BRUNSWICK MOTEL ENTERPRISES, INC., a Georgia corporation,

DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

GADSDEN HOSPITALITY, INC., an Alabama corporation,

LODGIAN AMI, INC., a Maryland corporation,

MINNEAPOLIS MOTEL ENTERPRISES, INC., a Minnesota corporation,

NH MOTEL ENTERPRISES, INC., a Michigan corporation,

SERVICO AUSTIN, INC., a Texas corporation,

SERVICO CEDAR RAPIDS, INC., an Iowa corporation,

SERVICO COLUMBIA, INC., a Maryland corporation,

SERVICO GRAND ISLAND, INC., a New York corporation,

SERVICO HOUSTON, INC., a Texas corporation,

SERVICO JAMESTOWN, INC., a New York corporation,

SERVICO LANSING, INC., a Michigan corporation,

SERVICO MARKET CENTER, INC., a Texas corporation,

SERVICO MARYLAND, INC., a Maryland corporation,

SERVICO METAIRIE, INC., a Louisiana corporation,

SERVICO NEW YORK, INC., a New York corporation,

SERVICO NIAGARA FALLS, INC., a New York corporation,

SERVICO NORTHWOODS, INC., a Florida corporation,

                                   Schedule 1

SERVICO PENSACOLA 7200, INC., a Delaware corporation,

SERVICO PENSACOLA 7330, INC., a Delaware corporation,

SERVICO PENSACOLA, INC., a Delaware corporation,

SERVICO ROLLING MEADOWS, INC., an Illinois corporation,

SERVICO WINTER HAVEN, INC., a Florida corporation,

SHEFFIELD MOTEL ENTERPRISES, INC., an Alabama corporation,

IMPAC HOTELS I, L.L.C., a Georgia limited liability company,

LODGIAN MEMPHIS PROPERTY OWNER, LLC, a Delaware limited liability company,

AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a Georgia limited partnership

LITTLE ROCK LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a Georgia limited partnership

SERVICO CENTRE ASSOCIATES, LTD., a Florida limited partnership

                                   Schedule 1

                                 SCHEDULE 3.1(A)

                             LIST OF LOAN DOCUMENTS

1.       Loan Agreement

2.       Note

3.       Deeds of Trust

4.       Assignments of Leases

5.       Assignments of Management Agreement

6.       Guaranty

7.       Environmental Indemnity

8.       Assignment of Rate Cap

9.       Financing Statements

10.      Cash Management Agreement

11.      Post Closing Agreement

                                 Schedule 3.1(A)

                                 SCHEDULE 4.1(C)

                    ORGANIZATIONAL CHART FOR BORROWER PARTIES

                                 Schedule 4.1(C)

[LODGIAN STRUCTURE CHART]

[LODGIAN STRUCTURE CHART]

[LODGIAN STRUCTURE CHART]

PROPERTY OWNER                                                              PROPERTY
-------------------------------------------------------------------------------------------------------------------------
ALBANY HOTEL, INC.                                            Crowne Plaza Albany Hotel, Albany, NY
-------------------------------------------------------------------------------------------------------------------------
AMI OPERATING PARTNERS, L.P.                                  Holiday Inn East Hartford, CT
                                                              Holiday Inn Frederick, MD
                                                              Holiday Inn Cromwell Bridge, MD
                                                              Holiday Inn Belmont, MD
                                                              Holiday Inn York, PA
-------------------------------------------------------------------------------------------------------------------------
APICO HILLS, INC.                                             Holiday Inn, Parkway East, Pittsburgh, PA
-------------------------------------------------------------------------------------------------------------------------
APICO INNS OF GREEN TREE, INC.                                Holiday Inn Green Tree, Pittsburgh, PA
-------------------------------------------------------------------------------------------------------------------------
BRUNSWICK MOTEL ENTERPRISES, INC.                             Brunswick Holiday Inn, Brunswick, GA
-------------------------------------------------------------------------------------------------------------------------
DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP              Residence Inn, Dedham, MA
-------------------------------------------------------------------------------------------------------------------------
DOTHAN HOSPITALITY 3053, INC.                                 Holiday Inn West, Dothan, AL
-------------------------------------------------------------------------------------------------------------------------
DOTHAN HOSPITALITY 3071, INC.                                 Hampton Inn, Dothan, AL
-------------------------------------------------------------------------------------------------------------------------
GADSDEN HOSPITALITY, INC.                                     Holiday Inn Express Gadsden-Attalia, AL
-------------------------------------------------------------------------------------------------------------------------
IMPAC HOTELS I, L.L.C.                                        Marriott Courtyard, Buckhead, Atlanta, GA
                                                              Marriott Courtyard, Abilene, TX
                                                              Marriott Courtyard, Florence, KY
                                                              Marriott Courtyard, Bentonville, AR
                                                              Double Tree Club, Philadelphia, PA
                                                              The Hurstbourne Hotel, Louisville, KY
                                                              Fairfield Inn, Valdosta, GA
                                                              Holiday Inn Select, Dallas/Fort Worth Airport, TX
                                                              Holiday Inn, North St. Louis, MO
                                                              Holiday Inn, Surfside Beach, SC
                                                              Holiday Inn Select, Strongsville, OH
                                                              Holiday Inn Suites, Marietta, GA
                                                              Marriott Courtyard, Paducah, KY
-------------------------------------------------------------------------------------------------------------------------
LITTLE ROCK LODGING ASSOCIATES I, LIMITED PARTNERSHIP         Residence Inn, Little Rock, AK
-------------------------------------------------------------------------------------------------------------------------
LODGIAN AMI, INC.                                             Holiday Inn, Inner Harbor, MD
                                                              Holiday Inn, Glen Burnie, MD
                                                              Holiday Inn, BWI Airport, Baltimore, MD
                                                              Holiday Inn, Lancaster East, PA
-------------------------------------------------------------------------------------------------------------------------
LODGIAN MEMPHIS PROPERTY OWNER, LLC                           French Quarter Suites, Memphis, TN
-------------------------------------------------------------------------------------------------------------------------
MINNEAPOLIS MOTEL ENTERPRISES, INC.                           Holiday Inn St. Paul, St. Paul, MN
-------------------------------------------------------------------------------------------------------------------------
NH MOTEL ENTERPRISES, INC.                                    Hilton Northfield in Troy, MI
-------------------------------------------------------------------------------------------------------------------------
SERVICO AUSTIN, INC.                                          Holiday Inn, Austin South, TX
-------------------------------------------------------------------------------------------------------------------------
SERVICO CEDAR RAPIDS, INC.                                    Crowne Plaza Five Seasons Hotel, Cedar Rapids, IA
-------------------------------------------------------------------------------------------------------------------------
SERVICO CENTRE ASSOCIATES, LTD.                               Crowne Plaza and Separate Office Space, West Palm Beach, FL
-------------------------------------------------------------------------------------------------------------------------
SERVICO COLUMBIA, INC.                                        Hilton Columbia, MD
-------------------------------------------------------------------------------------------------------------------------
SERVICO GRAND ISLAND, INC.                                    Holiday Inn Grand Island, Grand Island, NY
-------------------------------------------------------------------------------------------------------------------------
SERVICO HOUSTON, INC.                                         Crowne Plaza Houston, Houston, Texas
-------------------------------------------------------------------------------------------------------------------------
SERVICO JAMESTOWN, INC.                                       Holiday Inn Jamestown, NY
-------------------------------------------------------------------------------------------------------------------------
SERVICO LANSING, INC.                                         Holiday Inn Lansing, MI
-------------------------------------------------------------------------------------------------------------------------
SERVICO MARKET CENTER, INC.                                   Holiday Inn Market Center, Dallas, TX
-------------------------------------------------------------------------------------------------------------------------
SERVICO MARYLAND, INC.                                        Holiday Inn, Silver Springs, MD
-------------------------------------------------------------------------------------------------------------------------
SERVICO METAIRIE, INC.                                        Quality Hotel, Metairie, LA
-------------------------------------------------------------------------------------------------------------------------
SERVICO NEW YORK, INC.                                        Holiday Inn Select Niagara Falls, Niagara Falls, NY
-------------------------------------------------------------------------------------------------------------------------
SERVICO NIAGARA FALLS, INC.                                   Four Points Sheraton Niagara Falls, Niagara Falls, NY
-------------------------------------------------------------------------------------------------------------------------
SERVICO NORTHWOODS, INC.                                      Clarion Charleston International Airport, North
                                                              Charleston, SC
-------------------------------------------------------------------------------------------------------------------------
SERVICO PENSACOLA 7200, INC.                                  Holiday Inn University Mall - Pensacola, FL
-------------------------------------------------------------------------------------------------------------------------
SERVICO PENSACOLA 7330, INC.                                  Hampton Inn Pensacola, Pensacola, FL
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SERVICO PENSACOLA, INC.                                       Holiday Inn Express, Pensacola, FL
-------------------------------------------------------------------------------------------------------------------------
SERVICO ROLLING MEADOWS, INC.                                 Holiday Inn Rolling Meadows - Rolling Meadows, IL
-------------------------------------------------------------------------------------------------------------------------
SERVICO WINTER HAVEN, INC.                                    Holiday Inn, Winter Haven, FL
-------------------------------------------------------------------------------------------------------------------------
SHEFFIELD MOTEL ENTERPRISES, INC.                             Holiday Inn, Sheffield, AL
-------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.2

                                    CONSENTS

                                      None

                                  Schedule 4.2

                                  SCHEDULE 4.4

                             CONTINGENT OBLIGATIONS

                                      None

                                  Schedule 4.4

                                  SCHEDULE 4.5

                            CONDEMNATION PROCEEDINGS

                  City of St. Louis, Missouri versus BNS Lodging Associates I et. al. filed May 14, 2002 in the County of St. Louis, Missouri, under Cause No. 02CC-001903 - for a temporary easement for construction purposes.

                                  Schedule 4.5

                                  SCHEDULE 4.6

                                     ZONING

                                                         APPLICABLE                         LEGAL NON-CONFORMITY NOT
             PROPERTY                            REBUILDABILITY PROVISION                     MEETING CURRENT CODE
             --------                            ------------------------                     --------------------
1.    Holiday Inn Express                 If more than 60% of its replacement       (1)    Front setback deficient 33.7 ft.
      Attalla (Gadsden), Alabama          cost is destroyed, must comply with       (2)    Parking spaces must be screened.
                                          current code.                             (3)    21 parking spaces located within
                                                                                           Right of Way of Cleveland Avenue.

2.    Holiday Inn East                    If more than 50% of its replacement       Special use permit required for hotels.
      East Hartford, Connecticut          cost is destroyed, must comply with
                                          current code.

3.    Crowne Plaza                        Must comply with current code.            Parking deficient 87 spaces.
      West Palm Beach, Florida

4.    Hurstbourne Hotel                   A building which is legal                 Parking deficient 923 spaces.
      Louisville, Kentucky                non-conforming due to inadequate
                                          parking may be altered if the
                                          additional spaces required by
                                          Off-Street Parking Requirements are
                                          provided; voluntary demolition of
                                          non-conforming structure nullifies its
                                          non-conforming rights; if building is
                                          involuntarily removed or destroyed, it
                                          retains non-conforming rights for 1
                                          year.

5.    Quality Hotel                       If more than 75% is destroyed, must       (1)    Maximum building height exceeded
      Metairie, Louisiana                 comply with current code. If less                by at least 78 ft.
                                          than 75% is destroyed, may be             (2)    Minimum landscaped area deficient by at
                                          restored provided permit is obtained             least 7%.
                                          within 1 year following date of           (3)    Parking deficient 99 spaces.
                                          destruction.

6.    Residence Inn                       Can rebuild subject to the following:     (1)    Hotel/motel requires a Special
      Dedham, Massachusetts               (1) no non-conforming use shall be               Use Permit.
                                          increased in area (2) if foundation       (2)    Maximum FAR exceeded by 0.20.
                                          is rebuilt, such foundation shall be
                                          placed and building reconstructed so
                                          as to conform to certain zoning
                                          requirements (set back distance, side
                                          yard width); if compliance is not
                                          possible, reconstruction shall be in
                                          manner authorized by Board of Appeals
                                          and (3) reconstruction must be
                                          completed within 2 years of fire or
                                          casualty.

7.    Hilton Hotel                        If destroyed by more than 60% of its      (1)    Minimum 200 unit criteria
      Troy, Michigan                      replacement cost, exclusive of the               deficient 9 units.
                                          foundation at the time of                 (2)    Minimum 250 persons scating area
                                          destruction, must comply with current            deficient 160 seats.
                                          code.                                     (3)    Parking deficient 261 spaces.

                                                        APPLICABLE                        LEGAL NON-CONFORMITY NOT
              PROPERTY                           REBUILDABILITY PROVISION                   MEETING CURRENT CODE
              --------                           ------------------------                   --------------------
8.    Holiday Inn North - St. Louis       If 60% or more of its replacement         (1)    Parking area encroaches 50 foot
      Bridgeton, Missouri                 value is destroyed, must comply with             landscaped buffer.
                                          current code; restoration must be         (2)    Maximum impervious surface area exceeded
                                          started within 1 year.                           by 4%.

9.    Crowne Plaza                        If damage is more than 50% of             Maximum height exceeded by 85 ft.
      Albany, New York                    replacement cost, must comply with
                                          current code.

10.   Holiday Inn                         If non-conforming building is damaged     Maximum height exceeded by 22.5 ft.
      Grand Island, New York              or destroyed, other than deliberately
                                          by the owner, may be rebuilt on the
                                          same footprint.

11.   Holiday Inn Select                  If destroyed by 50% or more of its        (1)    Maximum height exceeded by 19 ft.
      Strongsville, Ohio                  restoration cost, must comply with        (2)    Parking deficient 189 spaces.
                                          current code.

12.   Holiday Inn - Parkway East          Can rebuild if reconstruct within 20      (1)    Maximum height exceeded by 67 ft.
      Pittsburgh, Pennsylvania            months of casualty if permitted as a      (2)    Front setback encroaches 10.6 ft.
                                          special exception by the Zoning from
                                          Brinton Road. Hearing Board, and if
                                          restored structure has no greater
                                          coverage and contains no greater cubic
                                          content than before such casualty.

                                 SCHEDULE 4.7(B)

                                    RENT ROLL

                                 Schedule 4.7(B)

                                 MATERIAL LEASES

------------------------------------------------------------------------------------------------
                         PROPERTY
STATE     PROPERTY        LEASES          LANDLORD            TENANT             AREA (SF)
------------------------------------------------------------------------------------------------
 MD     Holiday Inn     a) Parking    a) Lodgian          a) PMS           a) 193 parking spaces
        Inner Harbor    License       AMI, Inc.           Parking,Inc.
        Baltimore       Agreement                                          b)parking space
                                      b) Lodgian          b) Mayor and     for maximum of 20
                        b) Parking    AMI, Inc.           City Council     vehicles
                                                          of Baltimore
------------------------------------------------------------------------------------------------
 MI     Holiday Inn     Management    Rado-Mat            TGI  Friday's    8,000 sf
        West,           Agreement     Holdings U.S.       Inc.             250 parking spaces
        Lansing                       Inc.
------------------------------------------------------------------------------------------------
 MI     Hilton Hotel,   Restaurant    NH Motel            C.A. Muer        10,000 sf
        Troy                          Enterprises, Inc.   Corporation
------------------------------------------------------------------------------------------------
 NY     Holiday Inn     Parking       City of             Oakdale          125 parking spaces
        Jamestown                     Jamestown           Corporation      24/7; and 75
                                                                           parking spaces
                                                                           between 5:00 pm
                                                                           and 7:00 am 7 days
                                                                           a week.
------------------------------------------------------------------------------------------------
 NY     Holiday Inn     Post Office   Servico New         United States    4,409 sf
        Select                        York, Inc.          Postal Service
        Niagara Falls
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                 BASE RENT AND PERCENTAGE RENT,
STATE                    TERM                               IF ANY
-----------------------------------------------------------------------------------
  MD       a) Commencing 5/1/2000,          a) $11,500 per month
              expiring 4/30/10
           b) 5 year term commencing
           12/12/01; Option to renew        b)$625 per month
           one additional period of
           5 years.
-----------------------------------------------------------------------------------
  MI       10 years from the date the       Fridays receives 7% gross sales profit;
           restaurant opens(Lease is        landlord receives 12% gross sales, to
           dated 5/30/91); Option to        extent of gross operating profit;
           renew for four 5- year           remainder of gross operating profit is
           terms.                           split equally
-----------------------------------------------------------------------------------
  MI       20 years, commencing             $8,368.33 per month
           9/15/76; Option to renew
           for 3 additional 5-year
           terms. 2 renewal options
           exercised, Lease expires
           9/15/06.
-----------------------------------------------------------------------------------
  NY       25 years, commencing             $1,233.33 per month
           when Lessee notifies city
           that it is ready to accept
           use, which is no later than
           30 days after occupancy of
           the hotel (Lease executed
           10/5/77).Option to renew
           for one additional 25-year
           period.
-----------------------------------------------------------------------------------
   NY      Current term expires on          $20,000.00 per year, payable in equal
           5/31/03; no further option       installments at the end of each
           to renew.                        calendar month.
-----------------------------------------------------------------------------------

                                SCHEDULE 4.7 (E)

                               FRANCHISE DEFAULTS

                             AS OF NOVEMBER 8, 2002

           PROPERTY NAME                  STATE           FRANCHISOR
----------------------------------------------------------------------
Doubletree Club Philadelphia, PA           PA           Hilton
Hampton Inn Dothan, AL                     AL           Hilton
Hampton Inn Pensacola, FL                  FL           Hilton
Hilton Inn Columbia, MD                    MD           Hilton
Hilton Inn Northfield, MI                  MI           Hilton
Courtyard by Marriott - Paducah,KY         KY           Marriott
Fairfield Inn Valdosta, GA                 GA           Marriott
Crowne Plaza Albany, NY                    NY           Six Continents
Crowne Plaza Cedar Rapids, IA              IA           Six Continents
Crowne Plaza West Palm Beach, FL           FL           Six Continents
Holiday Inn Arden Hills/St. Paul, MN       MN           Six Continents
Holiday Inn Express Pensacola, FL          FL           Six Continents

                                  SCHEDULE 4.9

                                   LITIGATION

                                      None

                                  Schedule 4.9

                                  SCHEDULE 4.14

                                   ERISA PLANS

1.       Lodgian, Inc. 401(k) Plan

2.       Lodgian, Inc. Employee Health & Welfare Plan

3.       Multiemployer Plans covering employees of the following unions

         Hotel, Motel & Restaurant Employees & Bartenders -- Local 471 (Albany, NY) (pension, welfare)

         Hotel Employees & Restaurant Employees Local 274
         (Philadelphia, PA) (pension, welfare)

         Hotel Employees & Restaurant Employees Local 4
         (Jamestown, NY) (pension only)

         Hotel Employees & Restaurant Employees Local 17
         (St. Paul, MN) (pension, welfare)

         Hotel Employees & Restaurant Employees Local 24
         (Northfield, MI) (pension, welfare)

         International Union of Operating Engineers -- Local 547
         - A,B,C,E,H (Northfield, MI) (pension, welfare)

         Hotel, Motel, Club, Cafeteria, Restaurant Employees & Bartenders Union -- Local 450 (Rolling Meadows, IL) (welfare only)

                                  Schedule 4.14

                                  SCHEDULE 4.20

                                    INSURANCE

                                  Schedule 4.20

                               CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 1 of 14

------------------------------------------------------------------------------------------------------------
  COVERAGE              AMOUNT OR LIMITS                      TERM           COMPANY         POLICY NUMBER
------------------------------------------------------------------------------------------------------------
WORKERS'           Statutory Workers' Comp.                 09/01/02      Zurich American     WC2346989-03
COMPENSATION                                                   to         Insurance
DEDUCTIBLE         Employers Liability Limits:               0901/03      Company
                   $1,000,000 Each Accident
                   $1,000,000 Each Employee
                   $1,000,000 Policy Limit

                   Deductibles: Excludes ALAE
                   $250,000 -  WC-BI by Accident
                   $250,000 - WC BI by Disease
                   $250,000 - EL BI by  Accident
                   $250,000 - EL BI by Disease
------------------------------------------------------------------------------------------------------------
WORKERS'           Statutory WC                             09/01/02      Zurich American    WC2346990-03
COMPENSATION-      Employers Liability:                        to         Insurance
RETRO              $1,000,000 Each Accident                  0901/03      Company
(MASSACHUSETTS)    $1,000,000 Each Employee
                   $1,000,000 Policy Limit

                   Stop Gap Liability
                   $1,000,000  Each Accident
                   $1,000,000  Each Employee
                   $1,000,000  Policy Limit
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
  COVERAGE             PREMIUM                     COMMENTS
--------------------------------------------------------------------------
WORKERS'           $990,516            Policy provides medical, disability
COMPENSATION       Plus $200           and death benefits to injured
DEDUCTIBLE         (Expense Constant   employees pursuant to the WC
                   $93,685             statutory requirement of states
                   (Surcharges)        schedule in the policy except
                   Estimated           Monopolistic States.
                   premium             Includes Executive Officers
                   subject to
                   audit
--------------------------------------------------------------------------
WORKERS'           $77,554 Plus        Policy provides medical, disability
COMPENSATION-      $220 Expense        and death benefits to injured
RETRO              Constant &          employees pursuant to the WC
(MASSACHUSETTS)    $3,230              statutory requirements of states
                   Surcharge           scheduled in the policy - Executive
                   Estimated           Officers are covered
                   premium
                   subject to
                   audit
--------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                               CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 2 of 14

--------------------------------------------------------------------------------------------------------------
COVERAGE                 AMOUNT OR LIMITS                      TERM            COMPANY          POLICY NUMBER
--------------------------------------------------------------------------------------------------------------
GENERAL            $9,750,000 General Aggregate               09/01/02      Zurich  American    GLO23456985-03
LIABILITY          $1,750,000 Products & Completed               to         Insurance
                              Operations Aggregate             0901/03      Company
                   $1,750,000 Each Occurrence
                   $1,750,000 Personal Injury &
                              Advertising $
                   $1,750,000 Tenants Legal Liability.
                          N/A Medical Expense
                      750,000 Employee Benefits Each
                              Claim/Aggregate
                      750,000 Hospitality Professional
                              Liability Each Occurrence
                              /Aggregate
                      750,000 Hotel Safe Deposit Legal
                              Liability Each
                              Occurrence/Aggregate

                   Self Insured Retention

                   $250,000 Cov A BI&PD Each Claim
                   $250,000 Cov B-Personal & Adv Injury
                   $250,000 Cov.C.-Medical Payment
                   $250,000 Hotel Safe Deposit/Legal Liab
                   $250,000 Employee Benefit Liability
--------------------------------------------------------------------------------------------------------------
LIQUOR             $1,000,000 Liquor Liability Each          09-01- 2002    Zurich American     GLO9298953-02
LIABILITY                     Common Cause Aggregate              to        Insurance Co.
POLICY             $250,000   Deductible Each Claim          09-01-2003
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 COVERAGE            PREMIUM                      COMMENTS
---------------------------------------------------------------------------------
GENERAL            $721,500            Policy provides legal liability
LIABILITY          Est. Annual         coverage for bodily injury and
                                       property damage claims from the
                                       public
                                       Broad Form Named Insured
                                       Aggregate Limits per Location
                                       Notice of Occurrence
                                       Knowledge of Occurrence
                                         (Risk Mgt Dept-Dan Ellis)
                                       Pesticide or herbicide applicator
                                         Coverage
                                       Unintentional Errors & Omissions
                                       Employee Benefits Liability -
                                         (Claims Made Form)
                                       Notice of Error in Claims Reporting
                                       Policy Covers Specific Managed
                                         Properties
                                       Extended BI
                                       60 Day NOC

                                       Excludes:
                                       Asbestos
                                       Total Pollution w/hostile fire
                                       exception
                                       Employment Related Practices
                                       Medical Payments
                                       Abuse & Molestation
--------------------------------------------------------------------------------
LIQUOR             $5,000              Policy provides legal liability
LIABILITY          Estimated           coverage for injury is imposed on insured
POLICY             premium             by reason of the selling,
                   subject to          serving or furnishing of any
                   audit               alcoholic beverage
--------------------------------------------------------------------------------

                       McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 3 of 14

-----------------------------------------------------------------------------------------------------------
                                                                                                 POLICY
  COVERAGE                 AMOUNT OR LIMITS                    TERM           COMPANY            NUMBER
-----------------------------------------------------------------------------------------------------------
BUSINESS AUTO      Automobile Liability                       09/01/02    Zurich American     TAP2346986-03
POLICY (TEXAS)     $2,000,000 BI/PD CSL                       09/01/03    Insurance Co.
                       $5,000 PIP
                   $1,000,000 UM/UIM
                   Deductible: $250,000 Each Accident

                   Physical Damage:
                   Comprehensive $250,000 deductible
                   Collision $250,000 deductible

                   Garage Keepers Legal
                   Each Location $500,000 less $250,000
                               Deductible Each Accident
                               excludes ALAE
-----------------------------------------------------------------------------------------------------------
BUSINESS AUTO      Automobile Liability                       09/01/02    Zurich American     BAP2346987-03
POLICY - O/S       $2,000,000 BI/PD CSL                       09/01/03    Insurance Co.
(EXCEPT TX)            $5,000 MEDICAL
                        Basic PIP
                   $1,000,000 UM/UIM
                       500,000 Garage Keepers
                   Deductible: $250,000 Each Accident
                   Exluces ALAE
                   Physical Damage:
                   Comprehensive $250,000 deductible
                   Collision $250,000 deductible
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COVERAGE           PREMIUM                       COMMENTS
--------------------------------------------------------------------------------
BUSINESS AUTO      $20,106 plus        Policy Provides Liability to the
POLICY (TEXAS)     $9.00               public arising from Owned, Non-
                   Surcharge           Auto Liability: (Texas Only)
                   Estimated           (Extensions/Endorsements See
                   Annual              BAP2346987-03)
                   Premium
                   subject to
                   audit
--------------------------------------------------------------------------------
BUSINESS AUTO      $283,718            Policy Provides Liability to the
POLICY - O/S       Plus $956.83        public arising from Owned,
(EXCEPT TX)        Surcharge           Non-Auto Liability: All states except TX
                   Estimated           & MA
                   Annual
                   premium             Extensions/Endorsements
                   subjects to         Additional Insured
                   audit.              Broad Form Insured
                                       Drive Other Car - Designated Person
                                       Employees as Insureds
                                       Fellow Employee Coverage Auto
                                       Hired Autos-Specified as Covered
                                         Autos owned-Long term leased
                                         Auto
                                       Unintentional errors & Omissions
                                       Knowledge of Occurrence-(Risk Mgt
                                       Dept-Dan Ellis)
                                       60 Days Notice of Cancellation
                                       Limited Mexico Coverage
                                       Waiver of Subrogation-
--------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                               CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 4 of 14

------------------------------------------------------------------------------------------------------------
                                                                                                  POLICY
   COVERAGE               AMOUNT OR LIMITS                      TERM         COMPANY              NUMBER
------------------------------------------------------------------------------------------------------------
BUSINESS AUTO      Automobile Liability                        09-01-02   Zurich American      MA2346986-03
POLICY - (MA)      $2,000,000 BI/PD CSL                        09-01-03   Insurance Co.
                       $5,000 MEDICAL PAYMENT
                        Basic FIP
                   $1,000,000 UM/UIM
                   Deductible: $250,000 Each Accident
                   Physical Damage:
                   Comprehensive $250,000 deductible
                   Collision $250,000 deductible
------------------------------------------------------------------------------------------------------------
COMMERCIAL         $1,000,000 Products & Completed             09-01-02   Zurich American      8830042
GENERAL                       Operations Aggregate             09-01-03   Insurance Co.
LIABILITY          $1,000,000 Occurrence
CANADA             $1,000,000 Personal Injury &
                              Advertising
                   $1,000,000 Liquor Liability Each
                              Common Cause
                              Aggregate
                   $1,000,000 Tenants Legal Liability.
                      $20,000 Medical Expense
                   $1,000,000 Employee Benefits
                    1,000,000 Hired-Non-Owned Auto
                   Each Claim
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COVERAGE               PREMIUM                      COMMENTS
--------------------------------------------------------------------------------
BUSINESS AUTO      $11,176             Policy  Provides Liability to
POLICY - (MA)      Estimated           the public arising from Owned, Non-
                   Annual              Auto Liability: (Massachusetts)
                   premium             For Extension/Endorsements-See
                   subject to          BAP2646987
                   audit
--------------------------------------------------------------------------------
COMMERCIAL         $10,000 plus        Policy provides legal liability
GENERAL             826.80             coverage for bodily injury and
LIABILITY          (Canadian Tax)      property damage claims from the
CANADA             Premium in US       public for Canadian Location Only.
                   Dollars
                   Estimated
                   Annual
                   premium
                   subject to
                   audit
--------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 5 of 14

-------------------------------------------------------------------------------------------------------------
 COVERAGE                   AMOUNT OR LIMITS                 TERM           COMPANY          POLICY NUMBER
-------------------------------------------------------------------------------------------------------------
EXCESS               $25,000,000 Occurrence                 09-01-02      Lumbermans          9SX192024-03
LIABILITY            $25,000,000 General Aggregate          09-01-03      Mutual Casualty
                     $25,000,000 Products/Completed                       (Kemper)
                    Operations
                         10,000 SIR
------------------------------------------------------------------------------------------------------------
EXCESS               $25,000,000 Excess of $25,000,000      09-01-02      GreatAmerican       TUU3577779-02
LIABILITY                                                      to         Insurance Co.
                                                            09-01-03
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
COVERAGE        PREMIUM                        COMMENTS
--------------------------------------------------------------------------
EXCESS         $289,000           Policy provides liability limits to the
LIABILITY                         public for injury or property damage
                                  in excess of Employers Liability,
                                  General Liability & Automobile
                                  Liability as shown on Schedule of
                                  Underlying Information.

                                  Follow Form:
                                  Automobile, Employee Benefits;
                                  Foreign Operations; Liquor Liability

                                  Excludes:
                                  ERISA; Nuclear Energy; Asbestos;
                                  Pollution; UM/UIM/No Fault;
                                  Securities & Financial Interest
                                  Employment Related Practices;
                                  Abuse of Molestation;
                                  Professional Services;
                                  Care Custody or Control; Year 2000
                                  Mold
                                  Not Subject to Audit
--------------------------------------------------------------------------
EXCESS         $ 63,848           Policy provides excess of the
LIABILITY                         underlying limits with respects to
                                  Umbrella Policy #9SX192024-03

                                  Exclusions:
                                  Asbestos
                                  Pollution (Except Named Perils &
                                  Time Element)
                                  Professional Services
                                  Nuclear
--------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 6 of 14

------------------------------------------------------------------------------------------------------------
COVERAGE                    AMOUNT OR LIMITS                  TERM            COMPANY         POLICY NUMBER
------------------------------------------------------------------------------------------------------------
EXCESS             $25,000,000 excess of $50,000,000        09-01-02      Zurich Insurance    AEC2921558-03
LIABILITY                                                      to         Company
                                                            09-01-03
------------------------------------------------------------------------------------------------------------
EXCESS             $25,000,000 excess of $75,000,000        09-01-02      Gul fInsurance      GA2857860
LIABILITY                                                      to         Group
                                                            09-01-03
------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
COVERAGE           PREMIUM                        COMMENTS
----------------------------------------------------------------------------
EXCESS             $50,000             Excess Liability
LIABILITY
                                       Exclusions:
                                       Asbestos
                                       Pollution (Except Named Perils &
                                       Time Element)
                                       Professional Services
                                       Nuclear
----------------------------------------------------------------------------
EXCESS             $37,500             Excess Liability
LIABILITY
                                       Other Endorsements:
                                       Aggregate Dropdown
                                       Pay on Behalf Of
                                       State Amendatory
                                       Exclusions:
                                       Asbestos; Aircraft; Maritime; EPL;
                                       USL&H; Cross Suits;
                                       Discrimination: Intellectual Property
                                       Temp/Leasing Employee
                                       Terrorism; Mold; Absolute Lead
                                       Pending/Prior Litigation
                                       Designated Premises
                                       Professional;
                                       Pollution (Except Named Perils &
                                       Time Element
                                       Nuclear
----------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                               CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 7 of 14

------------------------------------------------------------------------------------------------------------
COVERAGE                    AMOUNT OR LIMITS                  TERM           COMPANY          POLICY NUMBER
------------------------------------------------------------------------------------------------------------
EXCESS             $50,000,000 Excess of $100,000,000       09-01-02      Firemans' Fund      XXK00084285352
LIABILITY                                                      to         Insurance
                                                            09-01-03      Company
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
COVERAGE           PREMIUM                       COMMENTS
-----------------------------------------------------------------------
EXCESS             $50,000             Excess Liability
LIABILITY
                                       Exclusions:
                                       Asbestos
                                       Pollution (Except Named Perils &
                                       Time Element
                                       Professional Services
                                       Nuclear
-----------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 8 of 14

---------------------------------------------------------------------------------------------------------
                                                                                                 POLICY
COVERAGE                  AMOUNT OR LIMITS                    TERM           COMPANY             NUMBER
---------------------------------------------------------------------------------------------------------
PROPERTY           $5,000,000   Blanket Real &              09-01-02      Crum & Forester      2450017341
                                Personal Property           09-01-03      (US Fire &
                   $5,000,000   Annual Aggregate-Earth                    Insurance
                                Movement                                  Company)
                   5,000,000    Annual Aggregate -
                                Flood
                   5,000,000    Wind except State of
                                Florida and 1st Tier GA
                                & SC locations.

                   Deductibles:
                   $100,000 Occurrence all perils except
                    Flood       excess of Max NFIP in
                                Zone A or V
                    Earthquake  5% of Values at risk at
                                time of loss minimum
                                of $100,000 as respects
                                to California
                                Earthquake
                    Wind        2% of values at risk
                                at time of loss at
                                affected locations with a
                                minimum of $100,000 per
                                occurrence as respects to
                                named Storm at
                                1st Tierlocations in TX
                                & Louisiana - Wind
                                excluded in the state of
                                Florida & 1st Tier GA &
                                AC
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COVERAGE            PREMIUM                        COMMENTS
--------------------------------------------------------------------------------
PROPERTY           $1,100,000          Per Schedule of Locations on
                   Includes            File (See Attached)
                   Canada              ISO Special Property Form,
                   Location            Risk of Direct Physical loss
                                       or damage including Flood &
                                       EQ - Excludes Wind in Florida and 1st
                                       Tier Locations of GA & SC Replacement
                                       Cost Review Coverage Forms for Additional
                                       Coverage & Limits Which are applicable.

                                       Policy Excludes Terrorism,
                                       Y2K, Mold, Pollution &
                                       Boiler & Machinery
--------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 9 of 14

---------------------------------------------------------------------------------------------------------
                                                                                                POLICY
   COVERAGE                AMOUNT OR LIMITS                    TERM             COMPANY         NUMBER
---------------------------------------------------------------------------------------------------------
EXCESS             $20,000,000 Each Occurrence               9-1-02/03       Sheffield         EAF101029
PROPERTY           and in the annual aggregate for                           Insurance
                   flood & earthquake P/O. Limits;                           Corporation
                   $20,000,000 per occurrence and in
                   annual aggregate on flood and
                   earthquake

                   Deductible Excess of $5,000,000
                   Primary plus primary deductibles.
---------------------------------------------------------------------------------------------------------
EXCESS PROPERTY    $500,000,000 per occurrence excess of     9-1-02/03       Royal Indemnity   RHD329335
                   $ 25,000,000 per occurrence which                         Company
                                in turn, excess of
                                Underlying Deductible
---------------------------------------------------------------------------------------------------------
WINDSTORM          $5,000,000 Primary for Florida and        9-01-02/03      First Specialty   CAT000036
                   1st Tier GA & SC                                          Insurance Co.
                   Per schedule on file with Co.
                   Deductible 2% each occurrence per site

                   Replacement Cost-
                   Actual Loss Sustained for BI if
                   Applicable
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
 COVERAGE              PREMIUM                       COMMENTS
-----------------------------------------------------------------------------
EXCESS              $400,000            Special Form Covering Building,
PROPERTY            Plus $16,000        Personal Property, BI/EE, including
                    GA Surplus          Flood & Earthquake but excluding CA
                    Lines Tax           Earthquake

                                        Valuation: Replacement Cost/BI
                                        Actual Loss

                                        Exclusion: Fungus, Terrorism, Cyber
-----------------------------------------------------------------------------
EXCESS              95,000              Valuation:Replacement cost except
PROPERTY                                Actual Loss sustained as respects to
                                        BI
-----------------------------------------------------------------------------
WINDSTORM           $465,000            Primary Wind in Florida and
                    Plus                scheduled locations in SC & GA.
                    $16,035 GA
                    Surplus Lines
                    Tax
-----------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..         Date Prepared: September 2002
                            Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                           Michele Mariano Page 10 of 14

-------------------------------------------------------------------------------------------------------------
                                                                                                 POLICY
   COVERAGE                AMOUNT OR LIMITS                    TERM            COMPANY           NUMBER
-------------------------------------------------------------------------------------------------------------
EXCESS DIC         $4,030,000  Each occurrence not to        9-01-02/03    Ins. Co of the     XHO185154101
CALIFORNIA EQ                  exceed                                      West
                    4,030,000  in any one policy year
                               separately as respects to
                               Flood & EQ part of
                    4,030,000  Per Occurrence not to
                               exceed
                    4,030,000  in any one policy year
                               separately as respects
                               Flood and EQ excess of
                    5,000,000  Each Occurrence which
                               in turn excess of
                               Underlying Deductibles
                    5,000,000  in any one policy year
                               separately as respect
                               Flood and EQ which in
                               turn excess of
                               Underlying Deductible.
-------------------------------------------------------------------------------------------------------------
PROPERTY           $25,000,000 Each and Every                9-1-02/03     Price Forbes       L2PX114
TERRORISM          Occurrence and in the Aggregate only                    Limited (Lloyds
                   to pay the excess of the $150,000 Each                  Underwriters)
                   and Every Occurrence in respect of
                   property damage/7 days waiting period
                   each and every occurrence in respects
                   of business interruption
-------------------------------------------------------------------------------------------------------------
EXCESS             $10,000,000 each and every                9-1-02/03     Price Forbes       L2PX131
PROPERTY           occurrence and In the Aggregate                         Limited
TERRORISM          only to pay the excess of the                           (Lloyds
                   $25,000,000 each and every                              Underwriters)
                   occurrence and in the Aggregate
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
 COVERAGE                PREMIUM                    COMMENTS
-----------------------------------------------------------------------------
EXCESS DIC            10,000           DIC Including Flood & Earthquake
CALIFORNIA EQ                          At Location: TIV $9,030,000
                                       74675 Hwy 111, Palm Desert, CA
                                       92260
-----------------------------------------------------------------------------
PROPERTY              $243,170         Building & Business Interruption-
TERRORISM             $9,726.80 Tax    all as more fully defined in the
                                       Underlying Policy Wording.

                                       Insureds locations in US & Canada
                                       TIV $1,296,905,888 or to be agreed
                                       by insurers.
-----------------------------------------------------------------------------
EXCESS                $60,000
PROPERTY              $2,400 Tax
TERRORISM
-----------------------------------------------------------------------------

                       McQUEARY HENRY BOWLES TROY, L.L.P

                               CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..         Date Prepared: September 2002
                            Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                           Michele Mariano Page 11 of 14

-------------------------------------------------------------------------------------------------------------
                                                                                                  POLICY
   COVERAGE                AMOUNT OR LIMITS                     TERM           COMPANY            NUMBER
-------------------------------------------------------------------------------------------------------------
BOILER &           Equipment Breakdown                        09-01-02 to    Travelers         BMG302D6931TI
MACHINERY          $100,000,000 Property Damage, BI, EE       09-01-03       Property &        L-02
                        250,000 Off Premises Service                         Casualty
                                Interruption
                        250,000 Spoilage
                        100,000 Media
                        250,000 Ammonia Contamination
                        250,000 Water Damage
                        500,000 Demolition & ICC
                        250,000 Expediting Expense
                        250,000 Hazardous Substances
                        100,000 Ordinance of Law
                      1,000,000 Error in Design
                      1,000,000 Newly Acquired
                                Locations

                   Deductible:
                         25,000 Damage to covered
                                property
                       24 Hours BI & EE
                       24 Hours Service Interruption
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
 COVERAGE          PREMIUM                      COMMENTS
-----------------------------------------------------------------------
BOILER &           $80,479             Policy provides Comprehensive
MACHINERY                              Equipment Coverage including
                                       production machines
                                       Direct damage & BI caused by
                                       sudden & accidental breakdown of
                                       Pressure vessel & refrigeration
                                       systems, mechanical objects and
                                       electrical objects.

                                       60 Days Notice of Cancellation
-----------------------------------------------------------------------

                       McQUEARY HENRY BOWLES TROY, L.L.P

                               CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 12 of 14

------------------------------------------------------------------------------------------------------------------
                                                                                                      POLICY
COVERAGE                  AMOUNT OR LIMITS                         TERM           COMPANY             NUMBER
------------------------------------------------------------------------------------------------------------------
FIDUCIARY          Limit of Liability: $2,000,000                09-01-02      Chubb Insurance     8158 25 39B DAL
LIABILITY          Defense outside the Limit of Liability        09-01-03      Group - Federal
                   Deductible: $25,000                                         Insurance Co
------------------------------------------------------------------------------------------------------------------
CRIME              $1,000,000 Employee Theft                     12-15-01      (American           008747810
                   $1,000,000 Premises Coverage                  12-15-02      International)
                   $1,000,000 Depositors Forgery                               National Union
                   $1,000,000 Funds Transfer Fraud                             Fire Insurance Co.
                   $50,000    Deductible
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COVERAGE           PREMIUM                         COMMENTS
--------------------------------------------------------------------------------
FIDUCIARY          $8,316              Claims Made Policy
LIABILITY                              Provides coverage for claims arising
                                       from breach of Fiduciary Duty while
                                       acting as trustee for named
                                       employee pension and welfare
                                       plans.

                                       Extended Reporting Period
                                       (1 Year for 75% of Annual
                                       Premium)
                                       Prior and Pending Date - 8-5-92
                                       Continuity Date 3-5-92
--------------------------------------------------------------------------------
CRIME               11,918             Crime Employee Theft:
                                       (Applicable only to employees at the
                                       corporate office 3445 Peachtree Rd.,
                                       Atlanta, GA)
--------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                              CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 13 of 14

-----------------------------------------------------------------------------------------------------------------
                                                                                                       POLICY
COVERAGE                    AMOUNT OR LIMITS                        TERM            COMPANY            NUMBER
-----------------------------------------------------------------------------------------------------------------
D&O (Claims Made)      $20,000,000 Each Loss                      12-11-01-       XL Specialty       DO 71000999
Management             $20,000,000 Each Policy Year               12-11/02        Insurance
Liability              Retention: $200,000                                        Company
-----------------------------------------------------------------------------------------------------------------
Excess D&O (Claims     $10,000,000 Each Loss Excess of            12-11-01/       RLI Insurance      EPG 0002582
 Made)                 $20,000,000 Each Loss/$10,000,000          12-11-02        Company
                       each policy year excess of $20,000,000
                       each policy year.
-----------------------------------------------------------------------------------------------------------------
Excess D&O -Claims     $15,000,000                                12-11-01/       AIG-National       008574889
Made (Run Off)                                                    12-11-02        Union Fire
                                                                                  Insurance Co of
                                                                                  PA
-----------------------------------------------------------------------------------------------------------------
Excess D&O -Claims     $15,000,000 excess of $15,000,000          12-11-01/       Chubb-Federal      81582583
Made -(Run Off)                                                   12-11-02        Insurance
                                                                                  Company
-----------------------------------------------------------------------------------------------------------------
Excess D&O -Claims     $10,000,000 excess of $30,000,000          12-11-01/       Gulf Insurance     GA0431469
Made (Run Off)                                                    12-11-02        Company
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COVERAGE                  PREMIUM                    COMMENTS
--------------------------------------------------------------------------------
D&O (Claims Made)       $430,000            Straight Retention for Securities
Management              (90% Minimum        Claims
Liability               Earned)             Prior Acts Exclusion (12-11-01)
                                            General E&O Exclusion (excludes
                                            services for other for a fee)
                                            One Year Run Off
                                            Change in Condition
                                            Prior & Pending Litigation
                                            Exclusion date: 12-11-01
--------------------------------------------------------------------------------
Excess D&O (Claims      $170,000            Prior & Pending Litigation
Made)                                       Exclusion Date: 12-11-01
                                            Subject to:
                                            No bankruptcy prior to 12-11-01
--------------------------------------------------------------------------------
Excess D&O -Claims      $136,689            One Year Discovery
Made (Run Off)                              Limit is part of and not in addition
                                            to limit of liability under 12-11-98
                                            to 12-11-01 policy period.
--------------------------------------------------------------------------------
Excess D&O -Claims      $ 70,500            One Year Discovery
Made -(Run Off)                             Limit is part of and not in addition
                                            to limit of liability under 12-11-98
                                            to 12-11-01 policy period.
--------------------------------------------------------------------------------
Excess D&O -Claims        24,000            One Year Discovery
Made (Run Off)                              Limit is part of and not in addition
                                            to limit of liability under 12-11-98
                                            to 12-11-01 policy  period.
--------------------------------------------------------------------------------

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                CURRENT INSURANCE
                                    SCHEDULE

for: LODGIAN, INC..            Date Prepared: September 2002
                               Prepared By:   McQueary Henry Bowles Troy, L.L.P.
                                              Michele Mariano Page 14 of 14

------------------------------------------------------------------------------------
                                                                              POLICY
COVERAGE            AMOUNT OR LIMITS           TERM          COMPANY          NUMBER
------------------------------------------------------------------------------------

--------------------------------------------------------
COVERAGE           PREMIUM             COMMENTS
--------------------------------------------------------

We present this schedule so you may get an overall picture of your insurance protection. For details of coverage please refer to your policies or contact McQueary Henry Bowles Troy, L.L.P.

Please examine this schedule with particular reference to the amount or limits of your insurance. Today's property values and liability judgments are higher and insurance should be adjusted to cover.

Homedir/CSR4/United Schedule

                        McQUEARY HENRY BOWLES TROY, L.L.P

                                  SCHEDULE 4.28

                        COLLECTIVE BARGAINING AGREEMENTS

                                  Schedule 4.28

                                  Schedule 4.28

                         Collective Bargining Agreements

          Hotel                           Borrower                                    Union
          -----                           --------                                    -----
Holiday Inn - Rolling Meadows, IL  Servico Rolling Meadows,   Hotel, Motel, Club, Cafeteria, Restaurant Employees & Bartenders
                                     Inc.                       Union, Local 450
Hilton - Northfield, MI            NH Motel Enterprises,      Hotel Employees and Restaurant Employees Union Local 24
                                     Inc.
Hilton - Northfield, MI            NH Motel Enterprises,      The International Union of Operating Engineers, Local 547
                                     Inc.
Holiday Inn - Niagara Falls, NY    Servico New York, Inc.     Hotel Employees and Restaurant Employees Union Local 4
Holiday Inn - Jamestown, NY        Servico Jamestown, Inc.    Hotel Employees and Restaurant Employees Union, Local 4
Doubletree Hotel - Philadelphia,   Impac Hotels 1, LLC        Hotel Employees and Restaurant Employees Union, Local 274
PA
Crowne Plaza - Abany, NY           Albany Hotel, Inc.         Hotel, Motel & Restaurant Employees & Bartenders Union, Local 471
Holiday Inn - St. Paul, IL         Minneapolis Motel          Hotel Employees and Restaurant Employees, Local 17
                                     Enterprises, Inc.

            Hotel                              Date of Agreement
            -----                              -----------------
Holiday Inn - Rolling Meadows, IL                  1/1/2002
Hilton - Northfield, MI                            8/1/2002
Hilton - Northfield, MI                           10/1/2000
Holiday Inn - Niagara Falls, NY                   2/10/1999
Holiday Inn - Jamestown, NY                        5/1/2000
Doubletree Hotel - Philadelphia,PA                10/1/2000
Crowne Plaza - Abany, NY                           2/1/2000
Holiday Inn - St. Paul, IL                         1/1/2002

                                  SCHEDULE 4.29

                    MORTGAGED CONDOMINIUM PROPERTY DOCUMENTS

                  1. Declaration for Silver Spring Plaza Condominium, dated as of April 21, 2000, by Servico Maryland, Inc.

                  2. Articles of Incorporation for Council of Unit Owners of Silver Spring Plaza Condominium, Inc., dated as of June 22, 2000.

                  3. By-Laws of Council of Unit Owners of Silver Spring Plaza Condominium.

                  4. Silver Spring Plaza Condominium, Unanimous Written Consent of the Board of Directors in Lieu of the Annual Meeting, scheduled to be held on May 4, 2000.

                  5. Resignation and Appointment of Directors of the Counsel of Unit Owners of Silver Spring Plaza Condominium, effective as of May 4, 2000.

                                  Schedule 4.29

                                  SCHEDULE 4.30

                                  GROUND LEASES

                                  Schedule 4.30

                            SCHEDULE OF GROUND LEASES

         1.       ALBANY HOTEL, INC.
                  CROWNE PLAZA, LOCATED AT TEN EYCK PLAZA, ALBANY, NY

                  Agreement of Lease, dated as of December 20, 1979, between UDC-Ten Eyck Development Corporation-III, as lessor, and Ten Eyck Hotel Associates, a New York limited partnership ("Ten Eyck"), as lessee, recorded January 4, 1980 in Liber 2181 of Deeds, Page 1000 in the Office of the Albany County Clerk, as amended and restated by that certain Restatement of Agreement of Lease, dated as of December 20, 1979, recorded December 17, 1981 in Liber 2216, Page 1 in the Office of the Albany County Clerk, as assigned by that certain Bargain and Sale Deed, dated November 11, 1992, with Ten Eyck, as assignor, and Albany Motel Enterprises, Inc., as assignee, and recorded January 21, 1993 in Liber 2476, Page 871 in the Office of the Albany County Clerk, as corrected by that certain corrective instrument naming Albany Hotel, Inc., a Florida corporation, as lessee, dated May 5, 1995 and recorded August 15, 1995 in Liber 2593 at page 703 in the Office of Albany County Clerk.

                  Agreement of Lease, dated as of December 20, 1979, between UDC-Ten Eyck Development Corporation-II, as lessor, and Ten Eyck, as lessee, recorded January 4, 1980 in Liber 2181 of Deeds, Page 845 in the Office of the Albany County Clerk, as amended and restated by that certain Restatement of Agreement of Lease, dated as of December 20, 1979, recorded December 17, 1981 in Liber 2216, Page 135 in the Office of Albany County Clerk, as assigned by that certain Bargain and Sale Deed, dated November 11, 1992, with Albany Motel Enterprises, Inc., as assignee, recorded January 21, 1993 in Liber 2476, Page 871 in the Office of the Albany County Clerk, as corrected by that certain corrective instrument naming Albany Hotel, Inc., a Florida corporation, as lessee, dated May 5, 1995 and recorded August 15, 1995 in Liber 2593, Page 703 in the Office of the Albany County Clerk.

         2.       AMI OPERATING PARTNERS, LIMITED PARTNERSHIP
                  HOLIDAY INN, LOCATED AT 363 EAST ROBERTS STREET, EAST HARTFORD, CT

                  Lease, dated March 11, 1970, between The Poly Choke Company, Incorporated, as lessor, and Hartford Motor Inns, Inc., as lessee, a Notice of which is dated April 20, 1977 and recorded in Volume 626, Page 107 of the East Hartford Land Records, as amended by that certain unrecorded Amendatory Agreement dated September 27, 1971, as further amended by that certain unrecorded Second Amendatory Agreement dated July 5, 1972, as further amended by that certain unrecorded Third Amendatory Agreement dated March 15, 1972, as further amended by that certain unrecorded Fourth Amendatory Agreement dated May 4, 1973, as further amended by that certain Agreement dated May 4, 1973 and recorded in Volume 511, Page 238 of the East Hartford Land Records, as further amended by that certain unrecorded Fifth Amendatory Agreement dated

                  September 11, 1978, as further amended by that certain Agreement recorded on May 10, 1985 in Volume 911, Page 96 of the East Hartford Land Records, as further amended by that certain Agreement dated December 20, 1986 and recorded on December 24, 1986 in Volume 1019, Page 59 of the East Hartford Land Records, as assigned by that certain instrument, dated December 25, 1986, to AMI Operating Partners Limited Partnership a/k/a AMI Operating Partners, L.P., recorded on December 24, 1986 in Volume 1019, Page 69 of the East Hartford Land Records.

         3.       LODGIAN AMI, INC.
                  HOLIDAY INN, LOCATED AT 301 WEST LOMBARD STREET, BALTIMORE, MD

                  Lease between Kalliope Pappas, Helen P. Thomas and Basil A. Thomas, husband & wife, George H. Pappas & Louisa N. Pappas, husband & wife, Alexander H. Pappas & Chrysanthe A. Pappas, husband & wife, and Harry P. Pappas and Anna Pappas, husband & wife, as lessor, and Coliseum Motor Inns, Inc., as lessee, dated December 31, 1962 and recorded among the Land Records of Baltimore City in Liber JFC No. 1447. Folio 1, as affected by that certain unrecorded Memorandum of Amendment to Lease, dated February 11, 1963, between Kalliope Pappas, widow, Helen
                  P. Thomas and Basil A. Thomas, her husband, George H. Pappas and Louisa N. Pappas, his wife, Alexander H. Pappas and Chrysanthe A. Pappas, his wife, Harry P. Pappas and Anna Pappas, his wife, collectively, as lessor, Coliseum Motor Inns, Inc., as lessee, and Motels of Maryland, Inc., as guarantor, as further affected by that certain Agreement of Modification and Extension, dated September 10, 1964, between Harry G. Pappas & Sons, a Maryland general partnership, by its general partners, Basil A. Thomas, George H. Pappas, Alexander
                  H. Pappas, Harry P. Pappas, Helen P. Thomas, Louisa N. Pappas, Chrysanthe A. Pappas, Anna Z. Pappas, Kalliope H. Pappas, as lessor, and Coliseum Motor Inns, Inc., as lessee, and Motels of Maryland, Inc., and American Motor Inns, Inc., as guarantors, recorded in the Land Records of Baltimore City, in Liber 1757, Page 403, as amended by that certain Amendment to Lease, dated January 26, 1966, between Basil A. Thomas, Kalliope Pappas, Helen P. Thomas, Louisa Pappas, Chrysanthe Pappas, Anna Pappas, George H. Pappas, Alexander A. Pappas, Harry P. Pappas, as lessor, and Coliseum Motor Inns, Inc., as lessee, recorded among the Land Records of Baltimore City in Liber JFC No. 2069, Folio 524, as further amended by that certain unrecorded Amendment to Lease Agreement dated March 15, 1985, between Basil A. Thomas, Steven A. Thomas, George H. Pappas, Louisa Pappas, Alexander Pappas, Chrysanthe Pappas, Harry P. Pappas, Anna Pappas and Coliseum Motors Inns, Inc., et al, as further affected by that certain unrecorded Notice of Intent to Extend Contract, dated May 9, 1985, as further amended by that certain Lease Agreement between said parties December 20, 1986 and recorded in Liber SEB No. 1117, Folio 50 and that certain Addendum to Amendment of Lease between said parties dated December 20, 1986 and recorded among the aforesaid Land Records in Liber 1117, Folio 62, as assigned by that certain Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between Coliseum Motor Inns, Inc., as assignor, and AMI Operating Partners, L.P., as assignee, recorded among the Land Records of Baltimore City in Liber SEB No. 1117, Folio 069, as further amended by that certain unrecorded Amendment to Lease dated December 31, 1997, by AMI Operating Partners, L.P. in favor of Harry G. Pappas & Sons, LLC, as further assigned by that certain Assignment and Assumption of Lessee's Interest in Ground Lease, dated December 8, 1998, between AMI Operating Partners, L.P. and Lodgian AMI, Inc., recorded among the Land Records of Baltimore City in Liber FMC 8033, Folio 295 (providing constructive notice of all unrecorded documents noted above), as further affected by that certain unrecorded Notice of Extension to the Lease, dated November 8, 2002.

         4.       LODGIAN AMI, INC.
                  HOLIDAY INN, LOCATED AT 6323 GOVERNOR RITCHIE HWY., GLEN BURNIE, MD

                  Unrecorded Lease Agreement, dated May 10, 1968, between David
                  H. Greenberg and Janice C. Greenberg and A.O. Krisch, Joel Krisch and Rosalie K. Shaftman, as assigned by that certain unrecorded Assignment of Lease, dated January 18, 1971, from A.O. Krisch, Joel Krisch and Rosalie K. Shaftman to American Motor Inns, Inc., as further assigned by that certain unrecorded Assignment of Lease, dated January 18, 1971, from American Motors Inns, Inc. to Connecticut Motor Inns, Inc., as amended by that certain Amendment to Lease, dated February 24, 1971, from David H. Greenberg and Janice C. Greenberg, his wife, as lessors, to Connecticut Motor Ins, Inc. et al, as lessees, recorded among the Land Records of Anne Arundel County in Liber 2395, Folio 270, as further amended by that certain unrecorded Second Amendment to Lease, dated August 22, 1975, between David H. Greenberg and Janice C. Greenberg, as lessors, and Connecticut Motor Inns, Inc., as lessee, and American Motor Inns, Inc., as further amended by that certain Amendment to Lease Agreement, dated December 20, 1986, between General Motor Inns, Inc. and Connecticut Motor Inns, Inc. and American Motor Inns, Inc., recorded among the Land Records of Anne Arundel County, Maryland in Liber 4223, Folio 137, as further assigned by that certain Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between Connecticut Motor Inns, Inc. and AMI Operating Partners, L.P., recorded among the Land Records of Anne Arundel County, Maryland in Liber 4223, Folio 145, as further assigned by that certain Assignment and Assumption of Lessee's Interest in Ground Lease, dated December 8, 1998, between AMI Operating Partners, L.P. and Lodgian AMI, Inc., recorded among the Land Records of Anne Arundel County, Maryland in Liber 8904, Folio 94 (providing constructive notice of all unrecorded documents noted above).

         10.      LODGIAN AMI, INC.
                  HOLIDAY INN, LOCATED AT 890 ELKRIDGE LANDING ROAD, LINTHICUM,
                  MD

                  Lease, dated August 24, 1971, from D.R.H. Investment Company, as lessor, to American Motor Inns, Inc., as lessee, recorded among the Land Records of Anne Arundel County, Maryland in Liber 3883, Folio 284, as affected by that certain Option Agreement, recorded among the aforesaid land records in Liber MSH No.

                  2467, Folio 798, as amended by that certain unrecorded First Amendment to Agreement to Construct and Lease, dated May 18, 1972, among D.R.H. Investment Co., as landlord, and American Motor Inns, Incorporated, as tenant, as further amended by that certain agreement between Samuel M. Heffner, et al, and American Motor Inns, Incorporated, dated May 18, 1972 and recorded among the aforesaid land records in Liber MSH No. 2490, Folio 581, as further affected by that certain Subordination Agreement, dated May 18, 1972, between American Motor Inns, Incorporated and Trustees for Loyola Federal Savings & Loan Association, recorded among the aforesaid land records in Liber 2490, Folio 585, as further affected by that certain Nondisturbance and Attornment Agreement, dated September 8, 1986, between Loyola Federal Savings & Loan Association and American Motor Inns, Inc., recorded among the aforesaid land records in Liber 4212, Folio 211, as further amended by that certain Consolidated Amendatory Agreement, dated May 7, 1984, between Harry W. Rogers, III, et al, and American Motor Inns, Incorporated, recorded among the aforesaid land records in Liber EAC No. 3883, Folio 325, as further affected by that certain unrecorded Notification of Election to Extend Term, dated May 9, 1985, as further amended by that certain Amendment to Lease, dated December 1, 1985, between D.R.H. Investment Co., as landlord, and American Motor Inns, Incorporated, as tenant, recorded among the aforesaid land records in Liber 4009, Folio 445, as further amended by that certain unrecorded Amendment of Lease Agreement, dated December 31, 1985, between D.R.H. Investment Co., as landlord, and American Motor Inns, Incorporated, as tenant, as further amended by that certain Amendment to Lease Agreement, dated December 20, 1986, between Harry W. Rodgers, III, et al, and American Motor Inns, Incorporated, recorded among the aforesaid land records in Liber 4223, Folio 64, as assigned by that certain Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between American Motor Inns, Incorporated and AMI Operating Partners, L.P., recorded among the aforesaid land records in Liber 4223, Folio 70, as further affected by that certain Assignment of Option Agreement, dated December 23, 1986, from American Motors Inns, Incorporated to AMI Operating Partners, L.P., recorded among the aforesaid land records in Liber 4223, Folio 75, as further affected by that certain unrecorded Subordination, Non-Disturbance and Attornment Agreement, dated July 26, 1995, between AMI Operating Partners, L.P., DRH Investment Company and American Enterprise Life Insurance Company, as further affected by that certain agreement, dated May 18, 1972, between D.R.H. Investment Company and Anne Arundel County, Maryland, recorded among the aforesaid land records in Liber M.S.H. No. 2491, Folio 80 (as to water and sewer lines and water connection to the insured property), as further affected by that certain agreement, dated October 10, 1972, between D.R.H. Investment Company and Anne Arundel County, Maryland, recorded among the aforesaid land records in Liber M.S.H. No. 2529, Folio 187 (as to water and sewer lines and water connection to the insured property).

         6.       LODGIAN AMI, INC.
                  HOLIDAY INN, LOCATED AT 521 GREENFIELD ROAD, LANCASTER, PA

                  Lease Agreement, dated January 30, 1969, between Paul A. Herr and Dorothy H. Herr, as lessor, Republic Motor Inns, Inc., as lessee, and American Motor Inns, Inc., as guarantor, recorded with the Recorder of Deeds, Lancaster, PA in Record Book W59, Page 755, as affected by that certain Addendum dated January 16, 1971 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book R60, Page 233, as amended by that certain Amendment dated March 15, 1985 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book W91, Page 434, as further amended by that certain Amendment to Lease dated December 20, 1986 and recorded with the Recorder of Deeds, Lancaster, PA in Record Book Y96, Page 660, as assigned by that certain Assignment of Lease and Indemnification Agreement, December 23, 1986, between Republic Motor Inns, Inc. and AMI Operating Partners, LP., recorded with the Recorder of Deeds, Lancaster, PA in Record Book Y96, Page 669, as further assigned by that certain Assignment and Assumption of Lessee's Interest in Ground Lease, dated November 24, 1998, between AMI Operating Partners, LP and Lodgian AMI Inc., recorded with the Recorder of Deeds, Lancaster, PA in Record Book 604, Page 638, as further affected by that certain Acknowledgment, Estoppel Certificate and Agreement, dated November 24, 1998, between Dorothy H. Herr and AMI Operating Partners LP, recorded with the Recorder of Deeds, Lancaster, PA in Record Book 6045, Page 1.

         7.       LODGIAN MEMPHIS PROPERTY OWNER, LLC
                  FRENCH QUARTER SUITES, LOCATED AT 2144 MADISON AVENUE, MEMPHIS, TN

                  Lease, dated April 26, 1972, between J. Murry Davis and wife, Mary Alice Davis, as lessor, and W. H. Welch, Jr., Meredith L. McCullar, Fred Don Alfonso and Ernie Barrasso, as lessee, recorded as Instrument No. H3 3366 in the Register's Office of Shelby County, Tennessee, as amended and assigned by that certain Agreement Assigning, Modifying and Extending Lease and Granting Certain Rights, dated as of February 29, 1976, between J. Murry Davis, as lessor, and Waymon H. Welch, Jr. and Waymon H. Welch, Sr., as existing lessee, and The Group, Inc., as new lessee, recorded in said Register's Office as Instrument No. L1 8178, as further amended by that certain Agreement Modifying and Extending Lease, dated January 19, 1983, between Bill Sutton and Martha Sutton, as lessor, and J. Garnett Murphy, as lessee, recorded in said Register's Office as Instrument No. U6 8978, as further amended by that certain Lease Modification Agreement, dated June 4, 1983, by Bill Sutton and Martha Sutton, as lessor, and J. Garnett Murphy, as lessee, recorded in said Register's Office as Instrument No. U3 3420, as further amended by that certain Lease Modification and Extension Agreement, dated October 6, 1983, between Martha Sutton, as lessor, and M.K. Partners, a partnership composed of J. Garnett Murphy and Ronald L. Kirkpatrick as lessee, recorded in said Register's Office as Instrument No. U6 8978, as further amended by that certain Warranty Deed, dated November 29, 1983, by M.K. Partners to French Quarter Inn of Memphis, recorded in said Register's Office as Instrument

                  No. U8 0878, as further assigned by that certain Assignment of Ground Leases, dated January 15, 1991, by Middlesex Development Corporation, a California corporation d/b/a "French Quarter Inn of Memphis," as assignor, and Memphis Lodging Associates, Inc., a Florida corporation, as assignee, recorded in said Register's Office as Instrument No. CA 3996, as further assigned by that certain Assignment of Ground Lease, dated March 12, 1997, by Memphis Lodging Associates, Inc., a Florida corporation, as assignor, to Impac Hotels, I, LLC, a Georgia limited liability company, as assignee, recorded in said Register's Office as Instrument No. GM 0294, as further amended by that certain Amendment of Ground Lease, dated September 17, 1997, by Bill Sutton and Martha Sutton, as landlord, and Impac Hotels, I, LLC, a Georgia limited liability company, as tenant, recorded in said Register's Office as Instrument No. HC 9439.

         8.       LODGIAN MEMPHIS PROPERTY OWNER, LLC
                  FRENCH QUARTER SUITES, LOCATED AT 2144 MADISON AVENUE, MEMPHIS, TN

                  Lease, dated August 24, 1972, between Horace Proctor and Ann Proctor, as lessor, and W. H. Welch, Jr., Meredith L. McCullar, Fred Don Alfonso and Ernie Barrasso, as lessee, recorded as Instrument No. H2 3640 in the Register's Office of Shelby County, Tennessee, as amended and assigned by that certain Agreement Assigning, Modifying and Extending Lease and Granting Certain Rights, dated as of February 29, 1976, between Horace Proctor and Ann Proctor, as lessor, Waymon H. Welch, Jr. and Waymon H. Welch, Sr., as existing lessee, and The Group, Inc., as new lessee, recorded as Instrument No. L1 8176 3640 in said Register's Office, as further amended by that certain Agreement Modifying and Extending Lease, dated December 30, 1982, between Horace Proctor and Ann Proctor, as lessor, and J. Garnett Murphy, as lessee, recorded as Instrument No. U6 8504 3640 in said Register's Office, as further amended by that certain Lease Modification Agreement, dated June 2, 1983, by Horace Proctor and Ann Proctor, as lessor, and J. Garnett Murphy, as lessee, recorded as Instrument No. U3 3419 3640 in said Register's Office, as further amended by that certain Lease Modification and Extension Agreement, dated October 7, 1983, between Horace Proctor and Ann Proctor, as lessor, and M. K. Partners, a partnership composed of J. Garnett Murphy and Ronald L. Kirkpatrick, as lessee, recorded as Instrument No. U6 8504 3640 in said Register's Office, as further amended by that certain Warranty Deed, dated November 29, 1983, between M. K. Partners, as grantor, and French Quarter Inn of Memphis, as grantee, recorded as Instrument No. U8 0878 3640 in said Register's Office, as further assigned by that certain Assignment of Ground Leases, dated January 15, 1991, by Middlesex Development Corporation, a California corporation d/b/a "French Quarter Inn of Memphis," as assignor, and Memphis Lodging Associates, Inc., a Florida corporation, as assignee, recorded as Instrument No. CA 3996 3640 in said Register's Office, as further assigned by that certain Assignment of Ground Leases, dated March 12, 1997, by Memphis Lodging Associates, Inc., a Florida corporation, as assignor, to Impac Hotels, I, LLC, a Georgia limited liability company, as assignee, recorded as Instrument No. GM 0294 3640 in said Register's Office, as further amended by that certain Amendment of Ground

                  Lease, dated September 24, 1997, by Horace Proctor and Ann Proctor, as landlord, and Impac Hotels I, LLC, a Georgia limited liability company, as tenant, recorded as Instrument No. HC 9438 3640 in said Register's Office.

         9.       SHEFFIELD MOTEL ENTERPRISES, INC.
                  HOLIDAY INN, LOCATED AT 4900 HATCH BLVD., SHEFFIELD, AL

                  Lease, dated as of February 6, 1981, between City of Sheffield, Alabama, as lessor, and Sheffield Motel Enterprises, Inc., as lessee, recorded on February 6, 2002 in Book 391, Page 079-122, among the land records for Colbert County, Alabama, as amended by that certain Amendment of Lease, dated January 24, 1995 and recorded in Book 9714, Page 786, among the aforesaid land records, as further amended by that certain Second Amendment of Lease dated June 16, 1997 and recorded in Book 9714, Page 790, among the aforesaid land records.

         10.      SERVICO CEDAR RAPIDS, INC.
                  CROWNE PLAZA, LOCATED AT 350 1ST AVENUE, NE, CEDAR RAPIDS, IA

                  (a) Lease of Air Rights originally executed October 14, 1976 by and between the City of Cedar Rapids, as Lessor, and Five Seasons Inn, Inc., as Lessee, recorded in Volume 1733, at Page I of the Records of Linn County, Iowa as amended pursuant to that certain Agreement to Correct Legal Description dated January 4, 1978 and recorded May 29, 1997 in Book 3494 at Page 655 of the Records of Linn County, Iowa and subsequently amended pursuant to that certain Proposed Amendment to Air Rights Lease dated June 28, 1995 referred to in instrument recorded May 29, 1997 in Book 3494 at page 684;

                  (b) Lease of Air Rights originally executed May 23, 1979 by and between the City of Cedar Rapids, as Lessor, and Five Seasons, as Lessee, as amended pursuant to that certain Amendment to Lease Originally Executed May 23, 1979 by and between the City and Five Seasons dated as of January 3, 1984 and subsequently amended pursuant to that certain Amendment to Lease originally executed May 23, 1979 by and between the City and Five Seasons dated as of May 22, 1985 and further supplemented or otherwise affected by that certain Memorandum of Understanding dated June 30, 1995 between the City of Cedar Rapids, acting through the Five Seasons Center Commission, and C.R.I. Hotel Associates, L.P.;

                  (c) Leasehold and other agreement based use rights of Servico Cedar Rapids, Inc. including but not limited to (a) that certain Ballroom Rental Agreement dated October 26, 1977 by and between Five Seasons Inn, Inc. and the City of Cedar Rapids, Iowa, as amended by Proposed Amendment to Ballroom Rental Agreement dated February 17, 1993 by and between C.R.I. Hotel Associates, L.P. and the City of Cedar Rapids, Iowa and further supplemented or otherwise affected by that certain Memorandum of Understanding dated June 30, 1995 between the City of Cedar Rapids, acting through the Five Seasons Center Commission, and C.R.I. Hotel Associates, L.P. (b) that certain Skyway

                  Agreement dated April 11, 1979 and (c) that certain Parking Space Agreement dated May 18, 1977 by and between Five Seasons Inn, Inc. and the City of Cedar Rapids, Iowa, each of the above referenced agreements as disclosed by that certain Consent, Certificate and Agreement of Lessor dated as of April 23, 1997 by and between Servico Cedar Rapids, Inc., City of Cedar Rapids, Iowa, and C.R.I. Hotel Associates, L,P. and recorded May 29, 1997 in Book 3494 at Page 620.

                                 SCHEDULE 5.1(D)

                                CAPEX/FF&E BUDGET

                                 Schedule 5.1(D)

Lodgian Merrill Lynch                                            Schedule 5.1(0)
Portfolio
2002 Exit Financing Budget
56 Hotels

Income Statement                         Jul-02          Aug-02          Sep-02          Oct-02
                                      ------------    ------------    ------------    ------------
Rooms Available                            339,977         339,977         329,010         339,977
Rooms Rented                               229,429         216,927         202,961         229,196
Occupancy %                                   67.5%           63.8%           85.3%           67.4%
A.D.R                                 $      78.58    $      78.08    $      75.95    $      76.29
REVPAR                                $      53.02    $      49.82    $      45.85    $      50.75

Department Revenue
         Rooms                        $ 18,023,962    $ 16,937,031    $ 15,413,984    $ 17,255,121
         Food                            3,911,588       3,348,713       3,450,841       1,189,892
         Beverage                          665,010         710,285         715,014         759,574
         Telephone                         905,976         302,013         283,145         325,041
         Other Operating Income            523,634         519,477         497,914         530,098
                                      ------------    ------------    ------------    ------------
Total Revenue                           22,830,371      21,817,518      20,360,678      21,059,724

Dept Costs & Expenses
         Rooms                           4,702,779       4,449,841       4,304,288       1,400,058
         Food                            2,708,155       2,717,648       2,796,410       3,100,520
         Beverage                          334,967         350,785         354,509         349,404
         Telephone                         202,917         197,889         191,229         214,527
         Other Operating Expenses          337,681         324,324         316,073         333,960
                                      ------------    ------------    ------------    ------------
Total Dept. Expenses                     8,286,499       8,040,488       7,964,507       4,398,467

                                      ------------    ------------    ------------    ------------
Gross Contribution                      14,543,872      13,777,392      12,396,171      11,661,256

G&U Expenses
         General & Administrative        1,185,784       1,175,050       1,196,441       1,176,045
         Advertising & Promotion           877,191         873,584         955,795         922,389
         Franchise Expenses              1,564,362       1,500,189       1,341,015       1,518,451
         Repairs & Maintenance           1,074,763       1,054,872       1,030,140       1,176,046
         Utilities                       1,209,841       1,196,189       1,141,473       1,060,747
                                      ------------    ------------    ------------    ------------
Total G&U Expenses                       5,911,821       5,799,884       5,858,864       5,853,679

                                      ------------    ------------    ------------    ------------
House Profit                             8,631,950       7,977,445       8,729,307       8,807,578
House Profit %                                37.8%           35.6%           33.2%           38.2%

Other Operating Expenses
         Management Fees                   913,215         872,701         814,427         922,389
         Equipment Rentals                 123,257         123,354         124,402         125,358
         Insurance                         302,279         302,279         366,312         390,814
         Property & Other Taxes            928,312         928,312         928,312       1,023,297
         Other Expenses(Income)             45,000          45,000          45,000          45,000
         Ground Rent                       202,917         202,917         202,917         202,917
                                      ------------    ------------    ------------    ------------
Total Other Operating Expenses           2,514,980       2,474,563       2,471,370       2,709,575

                                      ------------    ------------    ------------    ------------
EBITDA                                $  5,116,970    $  5,502,885    $  4,267,917    $  4,698,000
                                      ============    ============    ============    ============
Cumulative                            $  6,118,970    $ 11,619,855    $ 15,877,793    $ 21,975,798

Old EBITDA                               6,422,152       5,886,193       4,810,110       4,705,153
                                      $  6,422,152    $ 12,418,351    $ 17,228,461    $ 23,933,614
Differences (Monthly)                        -4.75%          -8.23%         -11.48%          -9.05%
Differences (Cumulative)                     -4.75%          -6.43%          -7.84%          -8.18%

2002 Actual (Jan-June)                  27,297,869      27,297,669
(Jul-Dec) Old Budget                    29,093,700      26,415,729
                                      ------------    ------------
Total EBITDA                            56,391,569      53,716,588
Less FF&E                                9,930,948       9,930,948
                                      ------------    ------------
NCP                                     48,480,621      43,785,650

Income Statement                          Nov-02         Dec-02       3rd Quarter 2002    4th Quarter 2002
                                      ------------    ------------    ----------------    ----------------
Rooms Available                            329,010         309,977         1,008,964           1,008,964
Rooms Rented                               188,962         152,578           649,317             568,738
Occupancy %                                   56.8%           44.9%             64.4%               66.4%
A.D.R                                 $      72.57    $     189.03      $      77.58        $      72.79
REVPAR                                $      41.24    $      30.98      $      49.83        $      40.96
Department Revenue
         Rooms                        $ 13,567,021    $ 10,533,207      $ 50,374,957        $ 41,355,357
         Food                            3,377,945       3,538,951        10,550,943          11,106,789
         Beverage                          655,661         824,938         2,090,308           2,940,439
         Telephone                         267,402         208,950           691,194             801,394
         Other Operating Income            454,734         373,734         1,541,225           1,356,563
                                      ------------    ------------      ------------        ------------
Total Revenue                           18,322,971      85,579,839        86,008,567          56,962,541

Dept Costs & Expenses
         Rooms                           4,002,271       3,468,359        13,458,906          11,898,688
         Food                            2,680,571       2,851,161         8,222,112           8,850,258
         Beverage                          321,375         397,749         1,040,261           1,055,528
         Telephone                         197,871         162,981           591,835             575,388
         Other Operating Expenses          309,211         242,927           960,078             886,108
                                      ------------    ------------      ------------        ------------
Total Dept. Expenses                     7,469,321       7,135,176        24,291,192          23,028,988

                                      ------------    ------------      ------------        ------------
Gross Contribution                      10,823,654       8,448,863        40,717,375          33,933,575

G&U Expenses
         General & Administrative        1,090,217       1,204,325         3,558,255           3,467,591
         Advertising & Promotion           824,534         878,572         2,706,570           2,625,495
         Franchise Expenses              1,207,461         906,389         4,405,568           3,642,385
         Repairs & Maintenance             961,954         959,211         3,159,776           3,057,213
         Utilities                       1,007,784       1,059,429         3,547,503           3,127,840
                                      ------------    ------------      ------------        ------------
Total G&U Expenses                       5,091,931       4,974,929        17,378,889          15,920,544

                                      ------------    ------------      ------------        ------------
House Profit                             5,731,719       3,413,734        23,338,706          18,013,031
House Profit %                                31.3%           22.3%             35.9%               31.6%

Other Operating Expenses
         Management Fees                   732,911         623,194         2,600,343           2,278,502
         Equipment Rentals                 121,702         122,693           371,012             369,753
         Insurance                         357,884         356,685           960,870           1,106,183
         Property & Other Taxes          1,023,297         928,312         2,784,937           2,974,906
         Other Expenses(Income)             45,000          45,000           135,000             135,000
         Ground Rent                       202,917         202,917           808,751             808,751
                                      ------------    ------------      ------------        ------------
Total Other Operating                    2,483,719       2,228,801         7,450,973           7,472,094
Expenses
                                      ------------    ------------      ------------        ------------
EXITDA                               $  3,243,000    $  1,164,334      $ 15,877,793        $ 10,540,936
                                      ============    ============      ============        ============
Cumulative                            $ 25,223,795    $ 26,418,729
Old EBITDA                               3,806,354       1,553,732        17,223,461        $  1,355,239
                                      $ 17,228,461    $ 23,933,614      $ 27,539,958        $ 29,093,700
Differences (Monthly)                        -9.94%         -23.09%
Differences (Cumulative)                     -8.41%          -9.19%

2002 Actual (Jan-June)
(Jul-Dec) Old Budget
Total EBITDA
Less FF&E
NCP

                                Schedule 6.1 (D)
                           Capital Expenditures Budget
               For the Period November 2002 through December 2003
                                   (in $000's)

ALPHA                        PROPERTY                    TOTAL
 abl         Courtyard by Marriott - Abilene, TX       $    262
 alb         Crowne Plaza Albany, NY                          4
 aus         Holiday Inn Austin, TX                         600
 bel         Holiday Inn Belmont, MD                        164
 ben         Courtyard by Marriott - Bentonville, AR        235
 bkh         Courtyard by Marriott - Atlanta, GA            512
 brw         Holiday Inn Brunawick, GA                      458
 bwi         Holiday Inn BWI Airport, MD                      6
 ced         Crowne Plaza Cedar Rapids, IA                1,085
 cha         Clarion Charleston, SC                         100
 col         Hilton Inn Columbia, MD                      2,067
 crb         Holiday Inn Cromwell Bridge, MD                  7
 dal         Holiday Inn Market Center Dallas, TX           120
 ded         Residence Inn Dedham, MA                        95
 dfw         Holiday Inn Select DFW Airport, TX             340
 dha         Hampton Inn Dothan, AL                         280
 dhi         Holiday INN DOTHAN, AL                         236
 ehc         Holiday INN EAST HARTFORD, CT                   72
 flo         Courtyard by Marriott - Florence, KY           254
 fre         Holiday INN FREDERICK, MD                       49
 gad         Holiday Inn Express Gadeden, AL                365
 gil         Holiday Inn Grand Island, NY                     4
 gln         Holiday Inn Glen Burnie North, MD               54
 gtr         Holiday Inn Greentree, PA                       10
 har         Holiday Inn Inner Harbor, MD                    53
 hou         Crowne Plaza Houston, TX                         0
 jam         Holiday Inn Jamestown, NY                       20
 lan         Holiday Inn West Lansing, MI                    80
 lne         Holiday Inn Lancaster, PA                       97
 lrk         Residence Inn Little Rock, AR                    0
 lvl         Hurstbourne Hotel, Louisville, KY            1,144
 mar         Holiday Inn Hotel & Suites Marietta, GA        215
 mem         French Quarter Suites Memphis, TN              267
 met         Quality Hotel Metairie, LA                     408
 myr         Holiday Inn Sunspree Myrtle Beach, SC          615
 nfa         Four Points Niagara Falls, NY                    0
 nia         Holiday Inn Select Niagara Falls, NY           158
 nrf         Hilton Inn Northfield, MI                    3,800
 pdk         Courtyard by Marriott - Paducah, KY            297
 pex         Holiday Inn Express Pansacola, FL               30
 phl         Doubletree Club Philadelphia, PA             1,413
 pns         Hampton Inn Pansacola, FL                      280
 prk         Holiday Inn Parkway East, PA                    98
 rlm         Holiday Inn Rolling Meadows, IL                420
 shf         Holiday Inn Sheffield, AL                    1,570
 sln         Holiday Inn St. Louis North, MO                480
 ssp         Holiday Inn Silver Spring, MO                  126
 stg         Holiday Inn Select Strongsville, OH            489
 stp         Holiday Inn Arden Hills/St. Paul, MN           404
 uma         Holiday Inn University Mall, FL                596
 vfi         Fairfield Inn Valdosta, GA                     338
 vhi         Holiday Inn Valdosta, GA                       238
 wnh         Holiday Inn Winter Haven, FL                   324
 wpb         Crowne Plaza West Palm Beach, FL               750
 yor         Holiday Inn York, PA                             0

             SUBTOTAL-HOTEL PROJECTS                     22,086

             Capitalized IT Equipment                     2,100
             Emergency/Contingency                        4,185

             TOTAL                                     $ 28,371

Notes:
[1]- The budget includes expenditures reflected on the immediate Needs and Year 1 schedule at Exhibit A.

[2]- The budget reflects management's estimate of expenditures which may be incurred at the properties during this period.

                                  SCHEDULE 5.7

                                    O&M PLANS

                                  Schedule 5.7

LODGIAN
PROPERTIES REQUIRING ASBESTOS O&M PLANS

                                                          YEAR
CHAIN/NAME               CITY                    ST       BUILT     ADDRESS                             CITY/ST/ZIP
------------------------------------------------------------------------------------------------------------------------------------
Hampton Inn              Dothan                  AL       1989      3071 Ross Clark Circle              Dothan, AL 36301
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn West         Dothan                  AL       1961      3053 Ross Clark                     Dothan, AL 36301
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Express      Gadsden                 AL       1962      601 Cleveland Ave.                  Gadsden, AL 35954
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Sheffield               AL       1981      4900 Hatch Blvd.                    Sheffield, AL 35660
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              East Hartford           CT       1974      363 Roberts St.                     E. Hartford, CT 06106
------------------------------------------------------------------------------------------------------------------------------------
Hampton Inn              Pensacola               FL       1985      7330 Plantation Rd.                 Pensacola, FL 32504
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Express      Pensacola               FL       1962      6501 Pensacola Blvd.                Pensacola, FL 32505
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Pensacola               FL       1981      7200 Plantation Rd.                 Pensacola, FL 32504
                         (University
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Winter Haven            FL       1967      1150 3rd St., SW                    Winter Haven, FL 33880
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Marietta (hotel         GA       1973      2265 Kingston Ct.                   Marietta, GA 30067
                         & suites)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fairfield Inn            Valdosta                GA       1963      1311 St. Augustine Rd.              Valdosta, GA 31601
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Valdosta                GA       1963      1309 St. Augustine Rd.              Valdosta, GA 31601
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Rolling                 IL       1963      3405 Algonquin Rd.                  Rolling Meadows, IL 60008
                         Meadows
------------------------------------------------------------------------------------------------------------------------------------
Hurstbourne Hotel        Louisville              KY       1971      9700 Blue Grass Parkway             Louisville, KY 40299
------------------------------------------------------------------------------------------------------------------------------------
Quality Hotel            Metalrie                LA       1985      2261 N. Causeway Blvd.              Metalrie, LA 70001
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Baltimore - BWI         MD       1973      890 Elkridge Landing Rd.            Linthicum Heights, MD 21090
                         Airport
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Baltimore West          MD       1972      1800 Belmont Ave.                   Baltimore, MD 21244
                         (Belmont)
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Baltimore, Inn          MD       1964      301 W. Lombard St.                  Baltimore, MD 21201
                         Harbor
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Frederick               MD       1963      999 W. Patrick St.                  Frederick, MD 21702
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Glen Burnie             MD       1973      6323 Governor Ritchie Hwy           Glen Burnie, MD 21061
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Silver Spring           MD       1973      8777 Georgia Ave.                   Silver Spring, MD 20910
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Towson                  MD       1972      1100 Cromwell Bridge Rd.            Towson, MD 21286
                         (Cromwell
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Lansing                 MI       1975      7501 W. Saginaw Hwy                 Lansing, MI 48917
------------------------------------------------------------------------------------------------------------------------------------
Hilton                   Troy                    MI       1976      5500 Crooks Rd.                     Troy, MI 48098
                         (Northfield)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Arden Hills/St.         MN       1973      1201 West Country Rd. E             St. Paul, MN 55112
                         Paul
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              St. Louis North         MO       1956      4545 N. Lindbergh Blvd.             St. Louis, MO 63044
------------------------------------------------------------------------------------------------------------------------------------
Crowne Plaza             Albany                  NY       1960      Ten Eyck Plaza                      Albany, NY 12207
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Grand Island            NY       1972      100 Whitehaven Rd.                  Grand Island, NY 14072
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Jamestown               NY       1979      150 W. 4th St.                      Jamestown, NY 14701
------------------------------------------------------------------------------------------------------------------------------------
Four Points              Niagara Falls           NY       1965      114 Buffalo Ave.                    Niagara Falls, NY 14303
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Select       Niagara Falls           NY       1974      300 Third St.                       Niagara Falls, NY 14303
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Select       Strongsville            OH       1972      15471 Royalton Rd.                  Strongsville, OH 44136
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Greentree               PA       1972      401  Holiday Drive                  Pittsburgh, PA 15220
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Lancaster               PA       1971      521 Greenfield Rd.                  Lancaster, PA 17601
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Pittsburgh              PA       1975      915 Brinton Rd.                     Pittsburgh, PA 15221
                         (Pkwy East)
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              York                    PA       1970      334 Arsenal Rd.                     York, PA 17402
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn SunSpree     Myrtle Beach            SC       1978      1601 N. Ocean Blvd.                 Surfside Beach, SC 29575
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Austin                  TX       1984      3401 South I-35                     Austin, TX 78741
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn Select       Dallas (DFW             TX       1974      4441 Hwy 114 & Esters Blvd.         Irving, TX 75063
                         Airport)
------------------------------------------------------------------------------------------------------------------------------------
Holiday Inn              Dallas (Mkt             TX       1971      1955 Market Center Blvd.            Dallas, TX 75207
                         Center)
------------------------------------------------------------------------------------------------------------------------------------

LODGIAN: MOLD O&M Plan

REQUIRED LOCATIONS:

French Quarter Suites, 2144 Madison Avenue, Memphis, TN 38104

Quality Hotel, 2251 North Causeway Boulevard, Metairie, LA 70001

Clarion Hotel, 7401 Northwoods Boulevard, North Charleston, SC 29406

Holiday Inn Express, 801 Cleveland Avenue, Atalla (Gadsden), AL 35954

                                  Schedule 5.14

                               Material Agreements

--------------------------------------------------------------------------------------------------------------------
BORROWER/GUARANTOR       VENDOR                    AGREEMENT TYPE                   REASON FOR MATERIALITY
Lodgian, Inc.            IDC Construction LLC      General Contractor/Renovation    Payment in excess of $1 million
                                                   of Philadelphia Hotel
--------------------------------------------------------------------------------------------------------------------
Lodgian, Inc.            Harbor Linen              Linen Requirements Agreement     Payment in excess of $ 1 million
--------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.6

                               ENVIRONMENTAL WORK

                                  Schedule 6.6

                                  SCHEDULE 6.6

                                                                APPROXIMATE INDIVIDUAL
                                                         YEAR   LOAN AMOUNTS OF TOTAL
GPI  PROP #     CHAIN/NAME       CITY      ST   ROOMS    BUILT          LOAN                      ADDRESS
--------------------------------------------------------------------------------------------------------------------
 3    0240    Holiday Inn      Gadsden     AL    141    1962           0.6%                  801 Cleveland Ave.
              Express

24    1502    Quality Hotel    Metalife    LA    205    1985           0.8%                  2261 N. Causeway Blvd.

50    4021    Clarion          Charlesto   SC    197    1981           0.4%                  7401 Northwoods Blvd.

52    4215    French Quarter   Memphis     TN    105    1980           0.7%                  2144 Madison Ave.
              Suites

                          TOTAL REMEDIATION
   CITY/ST/ZIP                 COST                              COST DETAIL
-------------------------------------------------------------------------------------------------------
Gadsden, AL 35954           $     37,500                 Remediate water/mold damaged building
                                                         materials ($ 30,000).
                                                         HVAC evaluation ($7,500)

Metalife, LA 70001          $    413,250                 Remediation of vinyl covering from guest
                                                         room walls ($71,750),
                                                         windows repair ($120,000),
                                                         application of moisture-resistant paint finish
                                                         to brick veneer ($195,500),
                                                         remediate water damaged wallboard and
                                                         building materials ($1,000),
                                                         door repair ($20,000),
                                                         remediate water/mold damage to dining  room
                                                         ceiling areas ($5,000).

Charleston, SC 29406        $    115,000                 Remediate water/mold damaged building
                                                         materials ($25,000),
                                                         on-site small/medium scale remediation
                                                        ($90,000)

Memphis, TN 38104           $    266,000                 Remediate wallpaper and ceiling tile
                                                         ($261,000),
                                                         consultation remediation of exhaust
                                                         ventilation system ($5,000)

Total remediation cost      $    831,750
        Reserve amount      $  1,039,688

                                  SCHEDULE 6.7

                           RESERVE FUNDING CONDITIONS

         1. The Borrowers shall have submitted to Lender a written request for disbursement at least five (5) days prior to the date on which the Borrowers request such disbursement be made, specifying the specific Environmental Work or Capital Improvements for which the disbursement is requested and such other information (such as the price of materials and the cost of contracted labor or other services) as Lender may reasonably require, which request must be on a form specified or approved by Lender;

         2. On the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured;

         3. Lender shall have received a certificate from the Borrowers stating that all Environmental Work or Capital Improvements at the Property to be funded by the requested disbursement have been completed in a good and workmanlike manner and in accordance with any plans and specifications approved by Lender and all legal requirements of any Governmental Authority having jurisdiction over the Property, such certificate to be accompanied, in either case, by a copy of any license, permit or other approval by any Governmental Authority required to commence (only for the first advance with respect to each distinct item of work) and/or complete (only for the final advance with respect to each distinct item of work) such Environmental Work or Capital Improvements;

         4. Lender shall have received a certificate from the Borrowers stating that each Person that supplied materials or labor in connection with the Environmental Work to be funded by the requested disbursement has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by copies of invoices for all items or materials purchased and all contracted labor or services provided, and, with respect to Environmental Work relating to mold, a certificate of a Certified Industrial Hygienist that the such Work has been completed in conformity with applicable mold clean-up procedures promulgated by the applicable Governmental Authority within the state in which the applicable Property is located, or, if no such procedures exist, in conformity with the New York City Department of Health or the United States Environmental Protection guidelines for mold related clean-up work;

         5. Lender shall have received appropriate lien waivers (including final lien waivers) from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $10,000 for completion of its work or delivery of its materials, which lien waivers shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for a Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current disbursement request; and

         6. At Lender's option, Lender shall have received a title search for the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other Liens of any nature have been placed against the Property since the

                                  Schedule 6.7
date of recordation of the applicable Deed of Trust and that title to the Property is free and clear of all Liens (other than the Permitted Encumbrances).

                                  Schedule 6.7